UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04000

SUMMIT MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2008

Item 1. Report to Stockholders.


Summit Zenith Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit Zenith Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting and Availability of Quarterly Portfolio Holdings
21	Basis for Board's Approval of Investment Advisory Contract
23	Director and Officer Information Table

Summit Zenith Portfolio
Managed by Calvert Asset Management Company, Inc.

Performance

For the 12 months ended December 31, 2008, the Summit Zenith Portfolio returned -39.49% versus -36.85% for its benchmark, the Russell 1000 Value Index. The Portfolio's underperformance was largely reflective of stock selection in the Financial sector.

Investment Climate

The subprime housing weakness in 2008 was only the tip of the economic iceberg. The overly leveraged global consumer and financial system was what lay beneath the surface. From the consumer being whipsawed by fluctuating energy prices to credit tightening and job loss fears, the equity markets were a reflection of the pain.

Many have cited the decision to let the Lehman Brothers brokerage firm fail as the most negative catalyst for the financials group and the equity markets. As banks started to doubt their ability to collect on overnight loans, liquidity dried up, credit spreads widened, and financial fear spread.

Throughout the year, the energy sector showed bouts of market euphoria, followed by a complete turnaround to the downside. Financial stocks were a drag on the markets, economy, and stock market performance, with the occasional, volatile chase by certain fund managers to add beaten-down financial names to boost short-term performance. In addition, we took advantage of opportunities to lighten up on outperformers and add to quality names which had been beaten down.

Summit Zenith Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return (period ended 12.31.08)
One year	(39.49%)
Five year	(1.50%)
Ten year	2.94%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Portfolio Strategy

The Energy Sector

As energy prices skyrocketed, we eliminated certain positions in our more volatile energy company holdings and reduced others. We sold energy driller Nabors and reduced fairly large positions in several outperformers, including Royal Dutch, Devon, ConocoPhillips, and Spectra Energy. Some of this exposure was reallocated to more defensive names with upside potential, including Marathon and British Petroleum.

As the year progressed and oil prices began their precipitous decline, we added back to some of these energy positions, including Anadarko, Marathon, Devon, British Petroleum, and Royal Dutch. Several common themes made these companies attractive: they were not highly leveraged, they had exposure to natural gas (the cleanest of the carbon fuels and therefore more politically palatable), and they had taken big price hits.

The Financial Sector

A seminal event in the market was the forced sale of the brokerage firm Bear Stearns to JPMorgan Chase that produced great uncertainty and volatility in the financial sector. We reduced our exposure to JPMorgan Chase on market enthusiasm for the deal and reinvested the proceeds in General Electric, Microsoft, and Boeing. We sold financial stocks Wells Fargo and Bank of New York on strength and subsequently repurchased them. We added several finance companies that had severely corrected: Travelers Insurance, MetLife, American Express, and Citigroup.

The Portfolio was less fortunate in attempting to buy and sell Fannie Mae. Although we had assumed the government would provide price support for Fannie Mae shareholders, unfortunately Congress didn't want to be seen as bailing out Wall Street and our Fannie Mae position was sold at a loss.

Other financial trades were to add to MetLife and take a quick profit as it rebounded. Hartford Insurance was eliminated and Allstate was reduced and the proceeds were put into Travelers Insurance.

Economic Sectors	% of Total Investments

Consumer Discretionary	7.7%
Consumer Staples	10.1%
Energy	17.3%
Financials	18.4%
Health Care	10.4%
Industrials	9.7%
Information Technology	10.5%
Materials	3.3%
Telecommunication Services	7.4%
Utilities	5.2%
Total	100%

Company Subsector Swaps

Throughout the year, we swapped out companies in subsectors by reducing positions in strong-performing firms and investing the proceeds in companies we deemed attractive that had declined. Early on, Newmont Mining had risen precipitously and was reduced, with the proceeds added to solid, long-term technology firm Cisco. Other examples of subsector swaps include: in defensive names, Johnson and Johnson and GlaxoSmithKline proceeds were added to Walgreens, Covidien, and Unilever; in utilities, Comcast proceeds were added to AT&T and Verizon; in consumer durables, Wal-Mart and Honda Motor proceeds were used to purchase Nokia and Time Warner; and in Health Care, United Healthcare was sold and WellPoint was purchased.

The end of the year continued to be marked by these types of trades, where we reduced our positions in companies that had held their value through the market turmoil and bought other comparable subsector holdings. Financial institutions that were deemed survivors and potential thrivers in the difficult economic times were added, such as Goldman Sachs and Berkshire Hathaway.

Outlook

Going forward, the economic and market outlook for 2009 is marked by uncertainty and conflicting cross-currents. The government, which initially had denied the extent of the financial problems, has now declared a national emergency to "fix it" through financial bailouts and government spending. Surprisingly, and fortunately in one sense, government interest rates are at historic lows even though the fiscal policies are highly stimulative and potentially inflationary. With a new President and positive media reinforcement, it is expected that the new government's economic policies will try to be friendly to the weakened corporate sector and that taxes will not be raised as some might have feared.

Also, certain corporations and sectors are likely to benefit from the much-hyped "infrastructure" spending on roads, alternative energy, etc. There is adequate cash on the sidelines to lead to a market rally, though there is also much investor pessimism. There is still major fear of job losses in the face of truly negative economic growth--and until consumers are more assured of keeping their jobs, they might want to keep their investable cash handy. Low employee and investor confidence are likely to lead to volatile markets (fear of the downside versus fear of missing a big rally.) In conclusion, for investors with a long-term time horizon, low equity valuations and Treasury bill rates near zero may offset near-term bleak economic news and spur some investment.

We are pleased to announce that the members of the portfolio management team are now employees of Calvert Asset Management Company, Inc. There will be no change in the Portfolio's investment objective or strategy or management team, but we are excited to have access to Calvert's additional resources in managing the Portfolio.

January 2009

We welcome investors from Calvert Variable Series Inc. Ameritas Income & Growth Portfolio which merged into Summit Zenith Portfolio in December 2008.

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Nabors 0%, Royal Dutch 2.54%, Devon 2.02%, ConocoPhillips 2.37%, Spectra Energy 1.62%, Marathon 2.36%, British Petroleum 2.95%, Anadarko 2.62%, JPMorgan Chase 1.54%, General Electric 2.15%, Microsoft 2.02%, Boeing 1.17%, Wells Fargo 0.90%, Bank of New York 1.63%, Travelers Insurance 2.08%, MetLife 1.69%, American Express 0.92%, Citigroup 0.94%, Fannie Mae 0%, Newmont Mining 1.90%, Cisco 2.23%, Johnson and Johnson 1.48%, GlaxoSmithKline 1.83%, Walgreens 1.45%, Covidien 1.44%, Comcast 1.56%, AT&T 3.27%, Wal-Mart 1.48%, Honda Motor 1.09%, Nokia 1.44%, Time Warner 1.78%, United Healthcare 0%, WellPoint 2.69%, Goldman Sachs 0.53%, and Berkshire Hathaway 1.04%.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$699.30	$3.81
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.65	$4.53

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and
Shareholders of Summit Zenith Portfolio:

We have audited the accompanying statement of assets and liabilities of the Summit Zenith Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., including the schedule of investments, as of December 31, 2008, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Zenith Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Summit Zenith Portfolio
Schedule of Investments
December 31, 2008
Equity Securities - 94.9%	Shares	Value
Aerospace & Defense - 1.2%
Boeing Co.	39,600	$1,689,732

Automobiles - 1.1%
Honda Motor Co. Ltd. (ADR)	74,000	1,579,160

Capital Markets - 4.7%
AllianceBernstein Holding LP	59,300	1,232,847
Bank of New York Mellon Corp.	82,858	2,347,367
Goldman Sachs Group, Inc.	9,100	767,949
Legg Mason, Inc.	70,000	1,533,700
Morgan Stanley	57,100	915,884
		6,797,747

Chemicals - 1.3%
Dow Chemical Co.	122,600	1,850,034

Commercial Banks - 0.9%
Wells Fargo & Co.	44,300	1,305,964

Communications Equipment - 4.8%
Cisco Systems, Inc.*	197,900	3,225,770
Motorola, Inc.	359,800	1,593,914
Nokia Oyj (ADR)	133,300	2,079,480
		6,899,164

Computers & Peripherals - 2.0%
International Business Machines Corp.	34,000	2,861,440

Consumer Finance - 2.3%
American Express Co.	71,200	1,320,760
Capital One Financial Corp.	34,500	1,100,205
Discover Financial Services	89,000	848,170
		3,269,135

Diversified Financial Services - 3.5%
Bank of America Corp.	102,684	1,445,791
Citigroup, Inc.	202,300	1,357,433
JPMorgan Chase & Co.	70,404	2,219,838
		5,023,062

Diversified Telecommunication Services - 6.7%
AT&T, Inc.	165,500	4,716,750
Frontier Communications Corp.	209,600	1,831,904
Verizon Communications, Inc.	90,900	3,081,510
		9,630,164

Electric Utilities - 4.9%
Duke Energy Corp.	273,244	4,101,393
Southern Co.	80,300	2,971,100
		7,072,493

Electronic Equipment & Instruments - 1.2%
Tyco Electronics Ltd.	103,325	1,674,898

Equity Securities - Cont'd	Shares	Value
Food & Staples Retailing - 5.7%
CVS Caremark Corp.	74,800	$2,149,752
Kroger Co.	67,500	1,782,675
Walgreen Co.	85,100	2,099,417
Wal-Mart Stores, Inc.	38,100	2,135,886
		8,167,730

Food Products - 3.9%
Kraft Foods, Inc.	86,972	2,335,198
Unilever NV	135,800	3,333,890
		5,669,088

Health Care Equipment & Supplies - 1.4%
Covidien Ltd.	57,425	2,081,082

Health Care Providers & Services - 2.7%
WellPoint, Inc.*	92,100	3,880,173

Household Durables - 0.9%
Sony Corp. (ADR)	57,600	1,259,712

Industrial Conglomerates - 5.9%
3M Co.	67,100	3,860,934
General Electric Co.	191,200	3,097,440
Tyco International Ltd.	75,425	1,629,180
		8,587,554

Insurance - 6.1%
Allstate Corp.	45,700	1,497,132
Berkshire Hathaway, Inc. Class B*	465	1,494,510
Genworth Financial, Inc.	137,700	389,691
MetLife, Inc.	70,200	2,447,172
Travelers Co.'s, Inc.	66,300	2,996,760
		8,825,265

Machinery - 2.0%
Caterpillar, Inc.	46,000	2,054,820
Ingersoll-Rand Co. Ltd.	52,900	917,815
		2,972,635

Media - 5.3%
CBS Corp., Class B	114,274	935,904
Comcast Corp.	133,100	2,246,728
Gannett Co., Inc.	86,200	689,600
News Corp., Class B	132,700	1,271,266
Time Warner, Inc.	255,500	2,570,330
		7,713,828

Metals & Mining - 1.9%
Newmont Mining Corp.	67,300	2,739,110

Oil, Gas & Consumable Fuels - 16.5%
Anadarko Petroleum Corp.	98,000	3,777,900
BP plc (ADR)	91,100	4,258,014
ConocoPhillips	66,142	3,426,156
Devon Energy Corp.	44,400	2,917,524
Marathon Oil Corp.	124,500	3,406,320
Royal Dutch Shell plc (ADR)	69,300	3,668,742
Spectra Energy Corp.	148,172	2,332,227
		23,786,883

Equity Securities - Cont'd	Shares	Value
Pharmaceuticals - 5.7%
GlaxoSmithKline plc (ADR)	70,900	$2,642,443
Johnson & Johnson	29,300	1,753,019
Pfizer, Inc.	218,200	3,864,322
		8,259,784

Software - 2.0%
Microsoft Corp.	150,000	2,916,000

Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp.*	263,700	482,571

Total Equity Securities (Cost $226,743,184)		136,994,408

TOTAL INVESTMENTS (Cost $226,743,184) - 94.9%		136,994,408
Other assets and liabilities, net - 5.1%		7,430,949
Net Assets - 100%		$144,425,357

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

See notes to financial statements.

Summit Zenith Portfolio
Statement Of Assets and Liabilities
December 31, 2008
Assets
Investments in securities, at value (Cost $226,743,184) - see accompanying schedule	$136,994,408
Cash	7,147,129
Receivable for shares sold	87,093
Interest and dividends receivable	345,604
Other assets	2,414
Total assets	144,576,648

Liabilities
Payable for shares redeemed	5,618
Payable to Calvert Asset Management Company, Inc.	72,926
Payable to Calvert Administrative Services Company, Inc.	8,557
Payable to Summit Investment Partners, Inc.	9,043
Accrued expenses and other liabilities	55,147
Total liabilities	151,291
Net Assets	$144,425,357

Net Assets Consist of:
Paid-in capital applicable to 2,920,593 shares of common stock outstanding
$0.10 par value, 40,000,000 shares authorized	$236,075,573
Undistributed net investment income	241,869
Accumulated net realized gain (loss) on investments	(2,143,309)
Net unrealized appreciation (depreciation) on investments	(89,748,776)

Net Assets	$144,425,357

Net Asset Value per Share	$49.45

See notes to financial statements.

Summit Zenith Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net or foreign taxes withheld of $15,857)	$1,491,899
Interest income	59,864
Total investment income	1,551,763

Expenses:
Investment advisory fee	326,770
Transfer agency fees and expenses	15,345
Accounting fees	20,884
Directors' fees and expenses	2,826
Administrative fees	51,058
Custodian fees	4,247
Reports to shareholders	6,986
Professional fees	24,402
Miscellaneous	7,662
Total expenses	460,180
Reimbursement from Advisor	(2,890)
Net expenses	457,290

Net Investment Income	1,094,473

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	649,111
Change in unrealized appreciation (depreciation)	(20,707,578)

Net Realized and Unrealized Gain
(Loss) on Investments	(20,058,467)

Increase (Decrease) in Net Assets
Resulting From Operations	($18,963,994)

See notes to financial statements.

Summit Zenith Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$1,094,473	$1,023,442
Net realized gain (loss)	649,111	4,836,335
Change in unrealized appreciation or (depreciation)	(20,707,578)	(4,908,004)

Increase (Decrease) in Net Assets
Resulting From Operations	(18,963,994)	951,773

Distributions to shareholders from:
Net investment income	(1,753,024)	(876,279)
Net realized gain	(5,154,085)	(5,128,119)
Total distributions	(6,907,109)	(6,004,398)

Capital share transactions:
Shares sold	6,549,955	4,039,840
Reinvestment of distributions	6,907,105	6,004,398
Shares issued from merger (See Note A)	107,884,520	--
Shares redeemed	(9,202,613)	(9,262,372)
Total capital share transactions	112,138,967	781,866

Total Increase (Decrease) in Net Assets	86,267,864	(4,270,759)

Net Assets
Beginning of year	58,157,493	62,428,252
End of year (including undistributed net investment income
of $241,869 and $891,597, respectively)	$144,425,357	$58,157,493

Capital Share Activity
Shares sold	99,232	41,780
Reinvestment of distributions	99,493	63,592
Shares issued from merger (See Note A)	2,227,178	--
Shares redeemed	(130,949)	(97,071)
Total capital share activity	2,294,954	8,301

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Summit Zenith Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

On December 12, 2008, the net assets of the Ameritas Income & Growth Portfolio, a series of Calvert Variable Series, Inc. merged into Summit Mutual Funds, Inc., Zenith Portfolio. The merger was accomplished by a tax-free exchange of 13,716,124 shares of Ameritas Income & Growth Portfolio (valued at $107,884,520) for 2,227,178 shares of the Summit Zenith Portfolio outstanding at December 12, 2008. The Ameritas Income & Growth Portfolio's net assets as of December 12, 2008, including $74,101,129 of unrealized depreciation, were combined with those of Summit Zenith Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$136,994,408
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$136,994,408

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Portfolio Securities Lending: During the year, the Portfolio lent its securities to approved borrowers to earn additional income and received cash and/or securities as collateral to secure the loans. The Securities Lending program ended in November 2008.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.64% of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of 0.64% of the Portfolio's average daily net assets.

Effective December 15, 2008, the Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.74%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $18,080,725 and $18,879,967, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $226,977,856. Net unrealized depreciation aggregated $89,983,448, of which $430,805 related to appreciated securities and $90,414,253 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $2,277,664 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2015. The Portfolio's use of net capital loss carryforwards acquired from Ameritas Income & Growth Portfolio may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

Distributions paid from:	2008	2007
Ordinary income	$3,179,457	$2,319,583
Long term capital gain	3,727,652	3,684,815
Total	$6,907,109	$6,004,398

As of December 31, 2008 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$241,869
Undistributed long term capital gain	369,027
Capital loss carryforward	(2,277,664)
Unrealized appreciation/(depreciation)	(89,983,448)
($91,650,216)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, partnerships and capital loss carryovers subject to limitations under the Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships and the tax-free merger with Ameritas Income & Growth Portfolio.

Undistributed net investment income	($12,616)
Accumulated net realized gain (loss)	(2,430,907)
Paid-in capital	2,443,523

NOTE D - OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Funds' selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Tax Information (Unaudited)

The Portfolio designates $3,727,652 as capital gain dividends for the fiscal year ended December 31, 2008.

For corporate shareholders, the Portfolio designates 61.6% of its ordinary dividends paid during the calendar year ended December 31, 2008, as qualifying for the corporate dividends received deduction.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Summit Zenith Portfolio	2008	2007	2006
Net asset value, beginning	$92.96	$101.12	$91.78
Income from investment operations
Net investment income (loss)	.61	1.64	1.42
Net realized and unrealized gain (loss)	(34.05)	(.06)	18.02
Total from investment operations	(33.44)	1.58	19.44
Distributions from
Net investment income	(1.95)	(1.42)	(1.42)
Net realized gain	(8.12)	(8.32)	(8.68)
Total distributions	(10.07)	(9.74)	(10.10)
Total increase (decrease) in net asset value	(43.51)	(8.16)	9.34
Net asset value, ending	$49.45	$92.96	$101.12

Total return*	(39.49%)	1.40%	23.12%
Ratios to average net assets: A
Net investment income (loss)	2.14%	1.61%	1.57%
Total expenses	.90%	.87%	.88%
Expenses before offsets	.90%	.87%	.88%
Net expenses	.90%	.87%	.88%
Portfolio turnover	34%	42%	61%
Net assets, ending (in thousands)	$144,425	$58,157	$62,428

	Years Ended
	December 31,	December 31,
Summit Zenith Portfolio	2005	2004
Net asset value, beginning	$91.30	$80.76
Income from investment operations
Net investment income (loss)	1.35	1.47
Net realized and unrealized gain (loss)	4.57	10.33
Total from investment operations	5.92	11.80
Distributions from
Net investment income	(1.43)	(1.26)
Net realized gain	(4.01)	--
Total distributions	(5.44)	(1.26)
Total increase (decrease) in net asset value	0.48	10.54
Net asset value, ending	$91.78	$91.30

Total return*	6.92%	14.77%
Ratios to average net assets: A
Net investment income (loss)	1.49%	1.74%
Total expenses	.89%	.91%
Expenses before offsets	.89%	.91%
Net expenses	.89%	.91%
Portfolio turnover	57%	69%
Net assets, ending (in thousands)	$52,795	$51,864

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.쇓

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit Investment Partners, Inc. ("Summit"), the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor as investment advisor to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies for other funds, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had underperformed the Russell 1000 Value Index and S&P 500 Index. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor became investment advisor. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) performance of the Portfolio is satisfactory in relation to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's proposed advisory fee is reasonable in relation to the services to be provided by the Advisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit Zenith Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
534,206.846	38,369.530	102,041.624

  To elect the Board of Directors of Summit Mutual Funds, Inc.

Name of Director	For	Withhold
Frank H. Blatz, Jr.	631,461.415	43,156.585
Alice Gresham	631,941.742	42,676.258
Barbara J. Krumsiek	631,941.742	42,676.258
M. Charito Kruvant	631,461.415	43,156.585
William Lester	631,461.415	43,156.585
Cynthia Milligan	631,941.742	42,676.258
Arthur J. Pugh	631,461.415	43,156.585

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
642,724.917	13,288.004	18,605.079

4. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
601,549.014	54,090.493	18,978.493


Summit S&P 500 Index Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit S&P 500 Index Portfolio

Annual Report, DECEMBER 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Notes to Financial Statements
27	Financial Highlights
28	Explanation of Financial Tables
29	Proxy Voting and Availability of Quarterly Portfolio Holdings
30	Basis for Board's Approval of Investment Advisory Contract
33	Director and Officer Information Table

Summit S&P 500 Index Portfolio
Managed by Summit Investment Partners, Inc.

Performance

For the 12 months ended December 31, 2008, the Summit S&P 500 Index Portfolio returned -37.10% compared to a -37.00% return for the benchmark Standard & Poor's 500 Index. As an index fund, the Portfolio uses a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the S&P 500 Index, before fees and expenses. The slight difference of -0.10% is largely attributable to the Portfolio's fees and operating expenses, including advisory, administration, and accounting costs.

Summit S&P 500 Index Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return (period ended 12.31.08)
One year	(37.10%)
Five year	(2.52%)
Ten year	(4.43%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Investment Climate

It is now official: the U.S. is in a recession and has been since December 2007, according to the National Bureau of Economic Research, the standard arbiter of the U.S. business cycle. The U.S. economy is embroiled in a severe downturn, made much worse by the credit crunch and dramatic decline in economic activity that has spread around the globe. The financial markets had a tough year, with the large-cap S&P 500 Index down 37%, its worst year since 1931. It did rally 20% after reaching its low for the period on November 20, but the financial markets continued to be rocked by company and industry declines and financial scandals.

Extraordinary volatility characterized the investment climate, especially toward year-end. On 18 occasions during the fourth quarter, the S&P 500 Index fell or rose more than 5% in a single day. That was more than during the previous 53 years combined. For the 12-month period, all sectors in the S&P 500 Index declined and large-capitalization stocks fell more than small-capitalization stocks--a trend that reversed in the fourth quarter. We would expect the more recent trend to continue, as investors are likely to favor the perceived greater stability of large-cap stocks over small- and mid-capitalization stocks.

Portfolio Strategy

The Portfolio invests in stocks in the Standard & Poor's 500 Index, representing 500 of the largest U.S. companies, and closely tracks the Index's sector allocations. The S&P 500 Index is a widely used proxy for the overall U.S. stock market. In terms of sector allocations, as of year-end, the S&P 500 Index was most heavily weighted in the Information Technology sector (at 15.27%) and Health Care (at 14.79%), followed by Energy (at 13.34%) and Financials (at 13.29%).

Looking at performance contribution, in 2008, all sectors in the S&P 500 Index declined by 15% or more, reflecting the severe U.S. economic and market malaise. The three best-performing sectors of the Index were Consumer Staples (at -15.3%), Health Care (at -22.83%), and Utilities (at -29.02%). Each of these sectors is considered defensive as they are less exposed to the deteriorating economy. Financials (at -55.23%) was by far the worst-performing S&P 500 Index sector, followed by Materials (at -45.68%) and Information Technology (at -43.01%). Financials turned down sharply in the last quarter as the expected financial cost of the recession surged. Materials bore the brunt of the impact from the quick slide in emerging market economies.

Economic Sectors	% of Total Investments
Consumer Discretionary	8.4%
Consumer Staples	12.8%
Energy	13.3%
Financials	13.3%
Health Care	14.8%
Industrials	11.1%
Information Technology	15.3%
Materials	3.0%
Telecommunications Services	3.8%
Utilities	4.2%
Total	100%

Outlook

At the end of December, markets had a "relief" rally despite the bad economic news, with higher-beta (riskier) markets and sectors rebounding the most. This positive trend may emerge when markets shrug off negative news and trend higher. December certainly qualifies since markets closed higher at month-end, despite negative job, earnings, and housing reports. If the trend continues, we may see more of a relief rally in the short-term. However, judging by Wall Street analyst consensus earnings forecasts for 2009, earnings expectations are still too positive and too optimistic for the year and in disconnect with a decelerating real economy.

We believe earnings expectations will have to come down further, especially since firms' capital expenditures on equipment and property (i.e., Capex) continued to decelerate and manufacturing activity contracted at a faster pace at year-end--all of which are likely to negatively impact business investment in 2009. This means that, if the markets pay attention to earnings in 2009, we may see additional volatility in the equity markets.

Looking ahead, we are in uncharted territory when we consider the economic data, fiscal and monetary government stimulus, and the response of the financial markets. While the near-term outlook for the markets and economy is likely to remain volatile and unpredictable, there are longer-term measures in place that may help move eventual recovery ahead. For example, the U.S. stimulus package already in place, combined with the Obama administration's economic recovery program, may set the stage for an eventual recovery in the U.S. economy. In addition, governments in Europe and Asia are taking concerted action to bolster their economies, along with the U.S. Patience will be required, however, as this recession may be deep and long.

January 2009

We welcome our investors from Calvert Variable Series, Inc. Ameritas Index 500 Portfolio, which merged into Summit S&P 500 Index Portfolio in December 2008.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$715.30	$1.68
Hypothetical	$1,000.00	$1,023.18	$1.98
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.39%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit S&P 500 Index Portfolio:

We have audited the accompanying statement of net assets of the Summit S&P 500 Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit S&P 500 Index Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

S&P 500 Index Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 99.6%	Shares	Value
Aerospace & Defense - 2.8%
Boeing Co.	19,814	$845,463
General Dynamics Corp.	10,541	607,056
Goodrich Corp.	3,343	123,758
Honeywell International, Inc.	19,637	644,683
L-3 Communications Holdings, Inc.	3,242	239,195
Lockheed Martin Corp.	9,002	756,888
Northrop Grumman Corp.	8,840	398,153
Precision Castparts Corp.	3,770	224,240
Raytheon Co.	11,196	571,444
Rockwell Collins, Inc.	4,299	168,048
United Technologies Corp.	25,702	1,377,627
		5,956,555

Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	4,575	251,762
Expeditors International of Washington, Inc.	5,758	191,569
FedEx Corp.	8,415	539,822
United Parcel Service, Inc., Class B	26,907	1,484,190
		2,467,343

Airlines - 0.1%
Southwest Airlines Co.	20,000	172,400

Auto Components - 0.2%
Goodyear Tire & Rubber Co.*	6,606	39,438
Johnson Controls, Inc.	16,065	291,740
		331,178

Automobiles - 0.1%
Ford Motor Co.*	64,871	148,555
General Motors Corp.	16,488	52,761
Harley-Davidson, Inc.	6,295	106,826
		308,142

Beverages - 2.6%
Brown-Forman Corp., Class B	2,652	136,551
Coca-Cola Co.	53,794	2,435,254
Coca-Cola Enterprises, Inc.	8,524	102,544
Constellation Brands, Inc.*	5,263	82,998
Dr Pepper Snapple Group, Inc.*	6,893	112,011
Molson Coors Brewing Co., Class B	4,025	196,903
Pepsi Bottling Group, Inc.	3,670	82,612
PepsiCo, Inc.	41,992	2,299,902
		5,448,775

Biotechnology - 2.2%
Amgen, Inc.*	28,646	1,654,306
Biogen Idec, Inc.*	7,901	376,325
Celgene Corp.*	12,388	684,809
Cephalon, Inc.*	1,851	142,601
Genzyme Corp.*	7,314	485,430
Gilead Sciences, Inc.*	24,872	1,271,954
		4,615,425

Building Products - 0.1%
Masco Corp.	9,731	108,306

Equity Securities - Cont'd	Shares	Value
Capital Markets - 2.4%
American Capital Ltd.	5,709	$18,497
Ameriprise Financial, Inc.	5,857	136,820
Bank of New York Mellon Corp.	31,027	878,995
Charles Schwab Corp.	25,299	409,085
E*Trade Financial Corp.*	14,304	16,450
Federated Investors, Inc., Class B	2,401	40,721
Franklin Resources, Inc.	4,090	260,860
Goldman Sachs Group, Inc.	11,956	1,008,967
Invesco Ltd.	10,454	150,956
Janus Capital Group, Inc.	4,375	35,131
Legg Mason, Inc.	3,885	85,120
Merrill Lynch & Co., Inc.	43,291	503,907
Morgan Stanley	28,713	460,557
Northern Trust Corp.	6,024	314,091
State Street Corp.	11,679	459,335
T. Rowe Price Group, Inc.	6,987	247,619
		5,027,111

Chemicals - 1.7%
Air Products & Chemicals, Inc.	5,667	284,880
CF Industries Holdings, Inc.	1,550	76,198
Dow Chemical Co.	24,976	376,888
Eastman Chemical Co.	1,983	62,881
Ecolab, Inc.	4,553	160,038
EI Du Pont de Nemours & Co.	24,397	617,244
International Flavors & Fragrances, Inc.	2,127	63,214
Monsanto Co.	14,815	1,042,235
PPG Industries, Inc.	4,440	188,389
Praxair, Inc.	8,339	495,003
Rohm & Haas Co.	3,371	208,294
Sigma-Aldrich Corp.	3,390	143,194
		3,718,458

Commercial Banks - 3.1%
BB&T Corp.	14,967	410,994
Comerica, Inc.	4,069	80,770
Fifth Third Bancorp	15,614	128,972
First Horizon National Corp.	5,622	59,424
Huntington Bancshares, Inc.	9,897	75,811
KeyCorp	13,502	115,037
M&T Bank Corp.	2,088	119,872
Marshall & Ilsley Corp.	7,038	95,998
National City Corp.	55,291	100,077
PNC Financial Services Group, Inc.	9,413	461,237
Regions Financial Corp.	18,709	148,923
SunTrust Banks, Inc.	9,574	282,816
US Bancorp	47,439	1,186,449
Wachovia Corp.	58,428	323,691
Wells Fargo & Co.	102,462	3,020,580
Zions Bancorp	3,149	77,182
		6,687,833

Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	2,886	94,459
Cintas Corp.	3,553	82,536
Pitney Bowes, Inc.	5,598	142,637
Republic Services, Inc.	8,718	216,119
RR Donnelley & Sons Co.	5,567	75,600
Stericycle, Inc.*	2,314	120,513
Waste Management, Inc.*	13,264	439,569
		1,171,433

Equity Securities - Cont'd	Shares	Value
Communications Equipment - 2.5%
Ciena Corp.*	2,464	$16,509
Cisco Systems, Inc.*	158,303	2,580,339
Corning, Inc.	42,024	400,489
Harris Corp.	3,639	138,464
JDS Uniphase Corp.*	5,972	21,798
Juniper Networks, Inc.*	14,275	249,955
Motorola, Inc.	61,275	271,448
QUALCOMM, Inc.	44,759	1,603,715
Tellabs, Inc.*	11,001	45,324
		5,328,041

Computers & Peripherals - 4.2%
Apple, Inc.*	24,034	2,051,302
Dell, Inc.*	46,789	479,119
EMC Corp.*	55,176	577,693
Hewlett-Packard Co.	66,216	2,402,979
International Business Machines Corp.	36,323	3,056,944
Lexmark International, Inc.*	2,129	57,270
NetApp, Inc.*	8,916	124,556
QLogic Corp.*	3,459	46,489
SanDisk Corp.*	6,112	58,675
Sun Microsystems, Inc.*	19,969	76,282
Teradata Corp.*	4,779	70,872
		9,002,181

Construction & Engineering - 0.2%
Fluor Corp.	4,906	220,132
Jacobs Engineering Group, Inc.*	3,322	159,788
		379,920

Construction Materials - 0.1%
Vulcan Materials Co.	2,978	207,209

Consumer Finance - 0.5%
American Express Co.	31,360	581,728
Capital One Financial Corp.	10,590	337,715
Discover Financial Services	13,032	124,195
SLM Corp.*	12,689	112,932
		1,156,570

Containers & Packaging - 0.2%
Ball Corp.	2,569	106,845
Bemis Co., Inc.	2,695	63,817
Owens-Illinois, Inc.*	4,674	127,740
Pactiv Corp.*	3,568	88,772
Sealed Air Corp.	4,269	63,779
		450,953

Distributors - 0.1%
Genuine Parts Co.	4,330	163,934

Diversified Consumer Services - 0.2%
Apollo Group, Inc.*	2,893	221,662
H&R Block, Inc.	9,204	209,115
		430,777

Equity Securities - Cont'd	Shares	Value
Diversified Financial Services - 3.3%
Bank of America Corp.	135,659	$1,910,079
CIT Group, Inc.	10,120	45,945
Citigroup, Inc.	147,338	988,638
CME Group, Inc.	1,812	377,095
IntercontinentalExchange, Inc.*	1,962	161,747
JPMorgan Chase & Co.	100,911	3,181,724
Leucadia National Corp.	4,786	94,763
Moody's Corp.	5,275	105,975
NYSE Euronext	7,196	197,026
The NASDAQ OMX Group, Inc.*	3,697	91,353
		7,154,345

Diversified Telecommunication Services - 3.6%
AT&T, Inc.	159,328	4,540,848
CenturyTel, Inc.	2,719	74,310
Embarq Corp.	3,843	138,194
Frontier Communications Corp.	8,454	73,888
Qwest Communications International, Inc.	39,782	144,807
Verizon Communications, Inc.	76,798	2,603,452
Windstream Corp.	11,881	109,305
		7,684,804

Electric Utilities - 2.5%
Allegheny Energy, Inc.	4,571	154,774
American Electric Power Co., Inc.	10,911	363,118
Duke Energy Corp.	34,210	513,492
Edison International	8,809	282,945
Entergy Corp.	5,119	425,543
Exelon Corp.	17,789	989,246
FirstEnergy Corp.	8,242	400,396
FPL Group, Inc.	11,051	556,197
Pepco Holdings, Inc.	5,894	104,678
Pinnacle West Capital Corp.	2,726	87,586
PPL Corp.	10,139	311,166
Progress Energy, Inc.	7,136	284,370
Southern Co.	20,943	774,891
		5,248,402

Electrical Equipment - 0.5%
Cooper Industries Ltd.	4,706	137,556
Emerson Electric Co.	20,739	759,255
Rockwell Automation, Inc.	3,843	123,898
		1,020,709

Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc.*	9,505	148,563
Amphenol Corp.	4,753	113,977
FLIR Systems, Inc.*	3,888	119,284
Jabil Circuit, Inc.	5,852	39,501
Molex, Inc.	3,857	55,888
Tyco Electronics Ltd.	12,427	201,442
		678,655

Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	8,315	266,662
BJ Services Co.	7,928	92,520
Cameron International Corp.*	5,936	121,688
ENSCO International, Inc.	3,835	108,876
Halliburton Co.	24,165	439,320
Nabors Industries Ltd.*	7,691	92,061
National Oilwell Varco, Inc.*	11,284	275,781
Noble Corp.	7,167	158,319

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - Cont'd
Rowan Co's, Inc.	3,056	$48,590
Schlumberger Ltd.	32,341	1,368,995
Smith International, Inc.	5,880	134,593
Weatherford International Ltd.*	18,415	199,250
		3,306,655

Food & Staples Retailing - 3.3%
Costco Wholesale Corp.	11,672	612,780
CVS Caremark Corp.	38,831	1,116,003
Kroger Co.	17,641	465,899
Safeway, Inc.	11,591	275,518
SUPERVALU, Inc.	5,726	83,600
SYSCO Corp.	16,199	371,605
Walgreen Co.	26,764	660,268
Wal-Mart Stores, Inc.	60,451	3,388,883
Whole Foods Market, Inc.	3,794	35,815
		7,010,371

Food Products - 1.8%
Archer-Daniels-Midland Co.	17,344	500,028
Campbell Soup Co.	5,587	167,666
ConAgra Foods, Inc.	12,141	200,326
Dean Foods Co.*	4,207	75,600
General Mills, Inc.	9,034	548,815
H.J. Heinz Co.	8,503	319,713
Hershey Co.	4,512	156,747
J.M. Smucker Co.	3,216	139,446
Kellogg Co.	6,816	298,882
Kraft Foods, Inc.	39,721	1,066,509
McCormick & Co., Inc.	3,534	112,593
Sara Lee Corp.	19,113	187,116
Tyson Foods, Inc.	8,278	72,515
		3,845,956

Gas Utilities - 0.1%
Equitable Resources, Inc.	3,553	119,203
Nicor, Inc.	1,239	43,043
Questar Corp.	4,710	153,970
		316,216

Health Care Equipment & Supplies - 2.2%
Baxter International, Inc.	16,768	898,597
Becton Dickinson & Co.	6,574	449,596
Boston Scientific Corp.*	40,597	314,221
C.R. Bard, Inc.	2,694	226,997
Covidien Ltd.	13,616	493,444
DENTSPLY International, Inc.	4,045	114,231
Hospira, Inc.*	4,315	115,728
Intuitive Surgical, Inc.*	1,058	134,355
Medtronic, Inc.	30,234	949,952
St. Jude Medical, Inc.*	9,304	306,660
Stryker Corp.	6,550	261,673
Varian Medical Systems, Inc.*	3,360	117,734
Zimmer Holdings, Inc.*	6,072	245,430
		4,628,618

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 2.1%
Aetna, Inc.	12,467	$355,309
AmerisourceBergen Corp.	4,242	151,270
Cardinal Health, Inc.	9,723	335,152
Cigna Corp.	7,481	126,055
Coventry Health Care, Inc.*	4,084	60,770
DaVita, Inc.*	2,819	139,738
Express Scripts, Inc.*	6,691	367,871
Humana, Inc.*	4,581	170,780
Laboratory Corp. of America Holdings*	2,933	188,914
McKesson Corp.	7,460	288,926
Medco Health Solutions, Inc.*	13,465	564,318
Patterson Co's, Inc.*	2,515	47,156
Quest Diagnostics, Inc.	4,303	223,369
Tenet Healthcare Corp.*	11,466	13,186
UnitedHealth Group, Inc.	32,656	868,650
WellPoint, Inc.*	13,763	579,835
		4,481,299

Health Care Technology - 0.0%
IMS Health, Inc.	4,985	75,573

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	11,816	287,365
Darden Restaurants, Inc.	3,767	106,154
International Game Technology	8,003	95,156
Marriott International, Inc.	7,929	154,219
McDonald's Corp.	30,134	1,874,033
Starbucks Corp.*	19,886	188,122
Starwood Hotels & Resorts Worldwide, Inc.	4,970	88,963
Wyndham Worldwide Corp.	4,795	31,407
Wynn Resorts Ltd.*	1,673	70,701
Yum! Brands, Inc.	12,507	393,971
		3,290,091

Household Durables - 0.4%
Black & Decker Corp.	1,625	67,941
Centex Corp.	3,392	36,091
D.R. Horton, Inc.	7,449	52,664
Fortune Brands, Inc.	4,053	167,308
Harman International Industries, Inc.	1,637	27,387
KB Home*	2,036	27,730
Leggett & Platt, Inc.	4,242	64,436
Lennar Corp.	3,912	33,917
Newell Rubbermaid, Inc.	7,495	73,301
Pulte Homes, Inc.	5,779	63,165
Snap-on, Inc.	1,577	62,102
Stanley Works	2,131	72,667
Whirlpool Corp.	1,996	82,535
		831,244

Household Products - 3.2%
Clorox Co.	3,767	209,294
Colgate-Palmolive Co.	13,646	935,297
Kimberly-Clark Corp.	11,187	590,002
Procter & Gamble Co.	80,724	4,990,358
		6,724,951

Equity Securities - Cont'd	Shares	Value
Independent Power Producers & Energy Traders - 0.1%
AES Corp.*	18,269	$150,537
Constellation Energy Group, Inc.	4,845	121,561
Dynegy, Inc.*	14,109	28,218
		300,316

Industrial Conglomerates - 2.8%
3M Co.	18,736	1,078,069
General Electric Co.	283,975	4,600,395
Textron, Inc.	6,547	90,807
Tyco International Ltd.	12,787	276,199
		6,045,470

Insurance - 2.7%
Aflac, Inc.	12,603	577,721
Allstate Corp.	14,491	474,725
American International Group, Inc.	73,208	114,937
AON Corp.	7,295	333,236
Assurant, Inc.	3,180	95,400
Chubb Corp.	9,618	490,518
Cincinnati Financial Corp.	4,410	128,199
Genworth Financial, Inc.	11,982	33,909
Hartford Financial Services Group, Inc.	8,205	134,726
Lincoln National Corp.	6,919	130,354
Loews Corp.	9,787	276,483
Marsh & McLennan Co.'s, Inc.	13,900	337,353
MBIA, Inc.	5,116	20,822
MetLife, Inc.	21,457	747,991
Principal Financial Group, Inc.	7,063	159,412
Progressive Corp.	18,267	270,534
Prudential Financial, Inc.	11,464	346,901
Torchmark Corp.	2,309	103,212
Travelers Co.'s, Inc.	15,804	714,341
Unum Group	8,992	167,251
XL Capital Ltd.	8,897	32,919
		5,690,944

Internet & Catalog Retail - 0.2%
Amazon.com, Inc.*	8,699	446,085
Expedia, Inc.*	5,664	46,671
		492,756

Internet Software & Services - 1.4%
Akamai Technologies, Inc.*	4,573	69,006
eBay, Inc.*	29,001	404,854
Google, Inc.*	6,468	1,989,880
VeriSign, Inc.*	5,247	100,113
Yahoo!, Inc.*	37,520	457,744
		3,021,597

IT Services - 1.0%
Affiliated Computer Services, Inc.*	2,638	121,216
Automatic Data Processing, Inc.	13,732	540,217
Cognizant Technology Solutions Corp.*	7,873	142,186
Computer Sciences Corp.*	4,096	143,934
Convergys Corp.*	3,301	21,159
Fidelity National Information Services, Inc.	5,171	84,132
Fiserv, Inc.*	4,349	158,173
MasterCard, Inc.	1,957	279,714
Paychex, Inc.	8,682	228,163

Equity Securities - Cont'd	Shares	Value
IT Services - Cont'd
Total System Services, Inc.	5,322	$74,508
Western Union Co.	19,347	277,436
		2,070,838

Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	7,363	48,448
Hasbro, Inc.	3,364	98,128
Mattel, Inc.	9,733	155,728
		302,304

Life Sciences - Tools & Services - 0.3%
Life Technologies Corp.*	4,687	109,257
Millipore Corp.*	1,494	76,971
PerkinElmer, Inc.	3,194	44,429
Thermo Fisher Scientific, Inc.*	11,362	387,103
Waters Corp.*	2,659	97,452
		715,212

Machinery - 1.6%
Caterpillar, Inc.	16,310	728,568
Cummins, Inc.	5,445	145,545
Danaher Corp.	6,913	391,345
Deere & Co.	11,545	442,404
Dover Corp.	5,050	166,246
Eaton Corp.	4,478	222,601
Flowserve Corp.	1,529	78,743
Illinois Tool Works, Inc.	10,642	373,002
Ingersoll-Rand Co. Ltd.	8,619	149,540
ITT Corp.*	4,910	225,811
Manitowoc Co., Inc.	3,601	31,185
PACCAR, Inc.	9,806	280,452
Pall Corp.	3,207	91,175
Parker Hannifin Corp.	4,376	186,155
		3,512,772

Media - 2.6%
CBS Corp., Class B	18,383	150,557
Comcast Corp.	77,860	1,314,277
DIRECTV Group, Inc.*	14,767	338,312
Gannett Co., Inc.	6,259	50,072
Interpublic Group of Co.'s, Inc.*	13,066	51,741
McGraw-Hill Co.'s, Inc.	8,540	198,043
Meredith Corp.	978	16,743
New York Times Co.	3,216	23,573
News Corp.	62,527	568,370
Omnicom Group, Inc.	8,440	227,205
Scripps Networks Interactive, Inc.	2,435	53,570
Time Warner, Inc.	96,994	975,760
Viacom, Inc., Class B*	16,588	316,167
Walt Disney Co.	50,046	1,135,544
Washington Post Co., Class B	164	64,001
		5,483,935

Metals & Mining - 0.8%
AK Steel Holding Corp.	3,101	28,901
Alcoa, Inc.	21,733	244,714
Allegheny Technologies, Inc.	2,615	66,761
Freeport-McMoRan Copper & Gold, Inc.	10,255	250,632
Newmont Mining Corp.	12,283	499,918
Nucor Corp.	8,489	392,192

Equity Securities - Cont'd	Shares	Value
Metals & Mining - Cont'd
Titanium Metals Corp.	2,405	$21,188
United States Steel Corp.	3,144	116,957
		1,621,263

Multiline Retail - 0.7%
Big Lots, Inc.*	2,250	32,603
Family Dollar Stores, Inc.	3,778	98,492
J.C. Penney Co., Inc.	6,034	118,870
Kohl's Corp.*	8,239	298,252
Macy's, Inc.	11,421	118,207
Nordstrom, Inc.	4,310	57,366
Sears Holdings Corp.*	1,511	58,733
Target Corp.	20,353	702,789
		1,485,312

Multi-Utilities - 1.5%
Ameren Corp.	5,717	190,147
Centerpoint Energy, Inc.	9,305	117,429
CMS Energy Corp.	6,116	61,833
Consolidated Edison, Inc.	7,399	288,043
Dominion Resources, Inc.	15,718	563,333
DTE Energy Co.	4,427	157,911
Integrys Energy Group, Inc.	2,067	88,840
NiSource, Inc.	7,415	81,342
PG&E Corp.	9,763	377,926
Public Service Enterprise Group, Inc.	13,684	399,162
SCANA Corp.	3,289	117,088
Sempra Energy	6,587	280,804
TECO Energy, Inc.	5,753	71,050
Wisconsin Energy Corp.	3,146	132,069
Xcel Energy, Inc.	12,141	225,216
		3,152,193

Office Electronics - 0.1%
Xerox Corp.	23,403	186,522

Oil, Gas & Consumable Fuels - 11.7%
Anadarko Petroleum Corp.	12,411	478,444
Apache Corp.	9,049	674,422
Cabot Oil & Gas Corp.	2,830	73,580
Chesapeake Energy Corp.	14,687	237,489
Chevron Corp.	54,934	4,063,468
ConocoPhillips	40,307	2,087,903
Consol Energy, Inc.	4,920	140,614
Devon Energy Corp.	11,945	784,906
El Paso Corp.	19,081	149,404
EOG Resources, Inc.	6,748	449,282
Exxon Mobil Corp.	137,527	10,978,780
Hess Corp.	7,670	411,419
Marathon Oil Corp.	19,077	521,947
Massey Energy Co.	2,336	32,213
Murphy Oil Corp.	5,151	228,447
Noble Energy, Inc.	4,691	230,891
Occidental Petroleum Corp.	21,897	1,313,601
Peabody Energy Corp.	7,241	164,733
Pioneer Natural Resources Co.	3,162	51,161
Range Resources Corp.	4,218	145,057
Southwestern Energy Co.*	9,283	268,928
Spectra Energy Corp.	16,521	260,040

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - Cont'd
Sunoco, Inc.	3,173	$137,899
Tesoro Corp.	3,782	49,809
Valero Energy Corp.	13,952	301,921
Williams Co.'s, Inc.	15,690	227,191
XTO Energy, Inc.	15,596	550,071
		25,013,620

Paper & Forest Products - 0.2%
International Paper Co.	11,627	137,199
MeadWestvaco Corp.	4,706	52,660
Weyerhaeuser Co.	5,713	174,875
		364,734

Personal Products - 0.2%
Avon Products, Inc.	11,526	276,970
Estee Lauder Co.'s, Inc.	3,149	97,493
		374,463

Pharmaceuticals - 7.9%
Abbott Laboratories, Inc.	41,950	2,238,871
Allergan, Inc.	8,315	335,261
Bristol-Myers Squibb Co.	53,523	1,244,410
Eli Lilly & Co.	27,051	1,089,344
Forest Laboratories, Inc.*	8,184	208,446
Johnson & Johnson	75,016	4,488,207
King Pharmaceuticals, Inc.*	6,664	70,772
Merck & Co., Inc.	57,161	1,737,694
Mylan, Inc.*	8,427	83,343
Pfizer, Inc.	182,307	3,228,657
Schering-Plough Corp.	43,951	748,495
Watson Pharmaceuticals, Inc.*	2,867	76,176
Wyeth	36,000	1,350,360
		16,900,036

Professional Services - 0.2%
Dun & Bradstreet Corp.	1,458	112,557
Equifax, Inc.	3,430	90,964
Monster Worldwide, Inc.*	3,346	40,453
Robert Half International, Inc.	4,195	87,340
		331,314

Real Estate Investment Trusts - 1.0%
Apartment Investment & Management Co.	2,750	31,762
AvalonBay Communities, Inc.	2,094	126,855
Boston Properties, Inc.	3,260	179,300
Developers Diversified Realty Corp.	3,356	16,377
Equity Residential	7,375	219,923
HCP, Inc.	6,831	189,697
Host Hotels & Resorts, Inc.	14,129	106,957
Kimco Realty Corp.	6,181	112,989
Plum Creek Timber Co, Inc.	4,529	157,337
ProLogis	7,146	99,258
Public Storage	3,390	269,505
Simon Property Group, Inc.	6,125	325,421
Vornado Realty Trust	3,715	224,200
		2,059,581

Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc.*	5,641	24,369

Equity Securities - Cont'd	Shares	Value
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	7,590	$574,639
CSX Corp.	10,666	346,325
Norfolk Southern Corp.	10,012	471,065
Ryder System, Inc.	1,510	58,558
Union Pacific Corp.	13,693	654,525
		2,105,112

Semiconductors & Semiconductor Equipment - 2.1%
Advanced Micro Devices, Inc.*	16,647	35,958
Altera Corp.	8,075	134,933
Analog Devices, Inc.	7,908	150,410
Applied Materials, Inc.	36,275	367,466
Broadcom Corp.*	12,014	203,878
Intel Corp.	150,379	2,204,556
KLA-Tencor Corp.	4,585	99,907
Linear Technology Corp.	5,995	132,609
LSI Corp.*	17,442	57,384
MEMC Electronic Materials, Inc.*	6,069	86,665
Microchip Technology, Inc.	4,939	96,459
Micron Technology, Inc.*	21,093	55,686
National Semiconductor Corp.	5,275	53,119
Novellus Systems, Inc.*	2,641	32,590
NVIDIA Corp.*	14,584	117,693
Teradyne, Inc.*	4,653	19,636
Texas Instruments, Inc.	35,052	544,007
Xilinx, Inc.	7,438	132,545
		4,525,501

Software - 3.6%
Adobe Systems, Inc.*	14,356	305,639
Autodesk, Inc.*	6,119	120,238
BMC Software, Inc.*	5,092	137,026
CA, Inc.	10,650	197,345
Citrix Systems, Inc.*	4,933	116,271
Compuware Corp.*	6,694	45,185
Electronic Arts, Inc.*	8,682	139,259
Intuit, Inc.*	8,654	205,879
McAfee, Inc.*	3,998	138,211
Microsoft Corp.	206,837	4,020,911
Novell, Inc.*	9,533	37,083
Oracle Corp.*	105,914	1,877,855
Salesforce.com, Inc.*	2,866	91,741
Symantec Corp.*	22,604	305,606
		7,738,249

Specialty Retail - 1.8%
Abercrombie & Fitch Co.	2,354	54,307
AutoNation, Inc.*	2,979	29,433
Autozone, Inc.*	1,039	144,909
Bed Bath & Beyond, Inc.*	7,052	179,262
Best Buy Co., Inc.	9,133	256,729
GameStop Corp.*	4,428	95,910
Gap, Inc.	12,607	168,808
Home Depot, Inc.	45,840	1,055,237
Limited Brands, Inc.	7,348	73,774
Lowe's Co.'s, Inc.	39,628	852,795
Office Depot, Inc.*	7,671	22,860
RadioShack Corp.	3,396	40,548
Sherwin-Williams Co.	2,667	159,353
Staples, Inc.	19,288	345,641
Tiffany & Co.	3,329	78,664
TJX Co.'s, Inc.	11,306	232,564
		3,790,794

Equity Securities - Cont'd	Shares	Value
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc.*	8,878	$184,396
Jones Apparel Group, Inc.	2,310	13,537
Nike, Inc., Class B	10,608	541,008
Polo Ralph Lauren Corp.	1,522	69,114
VF Corp.	2,390	130,900
		938,955

Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	14,093	224,924
People's United Financial, Inc.	9,444	168,387
Sovereign Bancorp, Inc.	15,014	44,742
		438,053

Tobacco - 1.8%
Altria Group, Inc.	55,707	838,947
Lorillard, Inc.	4,545	256,111
Philip Morris International, Inc.	54,697	2,379,867
Reynolds American, Inc.	4,571	184,257
UST, Inc.	4,016	278,630
		3,937,812

Trading Companies & Distributors - 0.1%
Fastenal Co.	3,518	122,602
W.W. Grainger, Inc.	1,756	138,443
		261,045

Wireless Telecommunication Services - 0.2%
American Tower Corp.*	10,729	314,574
Sprint Nextel Corp.*	77,769	142,317
		456,891

Total Equity Securities (Cost $241,689,030)		212,772,396

	Principal
U.S. Treasury - 0.0%	Amount
United States Treasury Bill, 3/26/09 #	$60,000	59,999

Total U.S. Treasury (Cost $59,999)		59,999

TOTAL INVESTMENTS (Cost $241,749,029) - 99.6%		212,832,395
Other assets and liabilities, net - 0.4%		791,346
Net Assets - 100%		$213,623,741

Net Assets Consist Of:
Paid-in capital applicable to 3,655,255 shares of common stock outstanding; $0.10 par value,
30,000,000 shares authorized		$270,794,646
Undistributed net investment income		431,245
Accumulated net realized gain (loss) on investments		(28,701,008)
Net unrealized appreciation (depreciation) on investments		(28,901,142)

Net Assets		$213,623,741

Net Asset Value Per Share		$58,44

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
E-mini S&P 500#	8	3/09	$360,040	$15,492

*     Non-income producing security

#     Futures collateralized by 60,000 units of U.S. Treasury Bills.

See notes to financial statements.

S&P 500 Index Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $159)	$5,579,832
Interest income	191,565
Total investment income	5,771,397

Expenses:
Investment advisory fee	603,226
Transfer agency fees and expenses	18,255
Accounting fees	60,928
Directors' fees and expenses	37,689
Administrative fees	241,290
Custodian fees	43,127
Reports to shareholders	32,532
Professional fees	45,800
Miscellaneous	63,145
Total expenses	1,145,992
Reimbursement from Advisor	(205,930)
Net expenses	940,062

Net Investment Income	4,831,335

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,159,424)
Foreign Currency Transactions	17
Futures	(1,721,040)
(3,880,447)

Change in unrealized appreciation (depreciation) on:
Investments	(104,360,907)
Futures	58,004
(104,302,903)

Net Realized and Unrealized Gain
(Loss)	(108,183,350)

Increase (Decrease) in Net Assets
Resulting From Operations	($103,352,015)

See notes to financial statements.

S&P 500 Index Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$4,831,335	$4,994,230
Net realized gain (loss)	(3,880,447)	6,398,127
Change in unrealized appreciation or (depreciation)	(104,302,903)	4,451,818

Increase (Decrease) in Net Assets
Resulting From Operations	(103,352,015)	15,844,175

Distributions to shareholders from:
Net investment income	(8,361,638)	(4,633,890)
Net realized gain	(3,225,031)	(512,279)
Total distributions	(11,586,669)	(5,146,169)

Capital share transactions:
Shares sold	21,151,535	20,116,509
Shares issued from merger (See Note A)	45,246,467	--
Reinvestment of distributions	11,586,669	5,146,169
Shares redeemed	(52,242,981)	(42,159,091)
Total capital share transactions	25,741,690	(16,896,413)

Total Increase (Decrease) in Net Assets	(89,196,994)	(6,198,407)

Net Assets
Beginning of year	302,820,735	309,019,142
End of year (including undistributed net investment
income of $431,245 and $4,029,732, respectively)	$213,623,741	$302,820,735

Capital Share Activity
Shares sold	263,983	207,233
Shares issued from merger (See Note A)	782,946	--
Shares reinvested	154,659	54,216
Shares redeemed	(654,209)	(434,349)
Total capital share activity	547,379	(172,900)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Summit S&P 500 Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

On December 12, 2008, the net assets of the Ameritas Index 500 Portfolio, a series of Calvert Variable Series, Inc. merged into Summit Mutual Funds, Inc., S&P 500 Index Portfolio. The merger was accomplished by a tax-free exchange of 782,946 shares of the Summit S&P 500 Index Portfolio (valued at $45,246,467) for 483,294 shares of the Ameritas Index 500 Portfolio outstanding at December 12, 2008. The Ameritas Index 500 Portfolio's net assets as of December 12, 2008, including $17,423,864 of unrealized depreciation, were combined with those of the Summit S&P 500 Index Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$212,772,396	$15,492
Level 2 - Other Significant Observable Inputs	59,999	--
Level 3 - Significant Unobservable Inputs	--	--
Total	$212,832,395	$15,492

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Portfolio Securities Lending: During the year, the Portfolio lent its securities to approved borrowers to earn additional income and received cash and/or securities as collateral to secure the loans. The Securities Lending program ended in November 2008.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Portfolio's average daily net assets. Under the terms of the agreement, $28,347 was payable at year end. In addition, $11,630 was receivable from the Advisor for reimbursement of operating expenses paid by the Portfolio during December 2008. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of 0.25% of the Portfolio's average daily net assets. Under the terms of the agreement, $15,683 was payable at year end. In addition, $8,969 was receivable from Summit for reimbursement of operating expenses paid by the Portfolio during December 2008.

Effective December 15, 2008, the Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .38%. Prior to December 15, 2008, the contractual expense cap was .39%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $10,554 was payable at year end. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $6,273 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $10 for year ended December 31, 2008. Under the terms of the agreement, $10 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $17,088,707 and $35,566,463, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $249,998,608. Net unrealized depreciation aggregated $37,166,213, of which $40,161,922 related to appreciated securities and $77,328,135 related to depreciated securities.

Net realized capital loss carryforwards of $7,499,593, $2,110,080, $960,576, $2,529,937, $1,687,669, $2,331,380, and $3,316,701 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2009, December 2010, December 2011, December 2012, December 2013, December 2015, and December 2016, respectively. The Portfolio's use of net capital loss carryforwards acquired from Ameritas Index 500 Portfolio may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$8,361,637	$4,804,301
Long term capital gain	3,225,032	341,868
Total	$11,586,669	$5,146,169

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$431,245
Capital loss carryforward	(20,435,936)
Unrealized appreciation (depreciation)	(37,166,213)
Total	($57,170,904)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to real estate investment trusts, Section 1256 contracts, and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts, foreign currency transactions, and the tax-free merger with Ameritas Index 500 Portfolio.

Undistributed net investment income	($64,188)
Accumulated net realized gain (loss)	(24,254,838)
Paid-in capital	24,319,026

NOTE D --Other (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Tax Information (Unaudited)

The Portfolio designates $3,225,032 as capital gain dividends for the calendar year ended December 31, 2008.

For corporate shareholders, the Portfolio designates 100% of its ordinary dividends paid during the calendar year ended December 31, 2008, as qualifying for the corporate dividends received deduction.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
S&P 500 Index Portfolio	2008	2007	2006
Net asset value, beginning	$97.44	$94.19	$82.85
Income from investment operations
Net investment income (loss)	1.44	1.52	1.40
Net realized and unrealized gain (loss)	(36.76)	3.31	11.19
Total from investment operations	(35.32)	4.83	12.59
Distributions from
Net investment income	(2.60)	(1.42)	(1.25)
Net realized gain	(1.08)	(.16)	--
Total distributions	(3.68)	(1.58)	(1.25)
Total increase (decrease) in net asset value	(39.00)	3.25	11.34
Net asset value, ending	$58.44	$97.44	$94.19

Total return*	(37.10%)	5.16%	15.36%
Ratios to average net assets: A
Net investment income (loss)	2.00%	1.59%	1.56%
Total expenses	.47%	.45%	.43%
Expenses before offsets	.39%	.39%	.39%
Net expenses	.39%	.39%	.39%
Portfolio turnover	7%	3%	3%
Net assets, ending (in thousands)	$213,624	$302,821	$309,019

	Years Ended
	December 31,	December 31,
S&P 500 Index Portfolio	2005	2004(z)
Net asset value, beginning	$80.48	$73.21
Income from investment operations
Net investment income (loss)	1.17	1.16
Net realized and unrealized gain (loss)	2.39	6.41
Total from investment operations	3.56	7.57
Distributions from
Net investment income	(1.19)	(.30)
Net realized gain	--	--
Total distributions	(1.19)	(.30)
Total increase (decrease) in net asset value	2.37	7.27
Net asset value, ending	$82.85	$80.48

Total return*	4.52%	10.37%
Ratios to average net assets: A
Net investment income (loss)	1.49%	1.69%
Total expenses	.49%	.51%
Expenses before offsets	.39%	.40%
Net expenses	.39%	.40%
Portfolio turnover	6%	2%
Net assets, ending (in thousands)	$290,666	$279,875

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z)      Per share figures are calculated using the Average Shares Method.

*      Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had underperformed the S&P 500 Index and that the Portfolio's performance generally was in line with the S&P 500 Index when the Portfolio's expenses were excluded. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit S&P 500 Index Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
2,625,014.244	51,486.687	92,414.979

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
2,621,879.446	55,660.659	91,375.805

  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	2,689,325.200	79,590.710
Alice Gresham	2,695,027.981	73,887.929
Barbara J. Krumsiek	2,694,688.785	74,227.125
M. Charito Kruvant	2,693,755.676	75,160.234
William Lester	2,694,414.035	74,501.875
Cynthia Milligan	2,690,289.552	78,626.358
Arthur J. Pugh	2,689,285.087	79,630.823

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
2,715,155.178	26,387.543	27,373.189

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
2,652,637.752	97,761.512	18,516.646


Summit S&P Midcap 400 Index Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit S&P Midcap 400 Index Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Notes to Financial Statements
25	Financial Highlights
27	Explanation of Financial Tables
28	Proxy Voting and Availability of Quarterly Portfolio Holdings
29	Basis for Board's Approval of Investment Advisory Contract
32	Director and Officer Information Table

Summit S&P Midcap 400 Index Portfolio
Managed by Summit Investment Partners, Inc.

Performance

For the 12 months ended December 31, 2008, Summit S&P MidCap 400 Index Portfolio, Class I shares returned -36.63% compared to a return of -36.23% for the benchmark Standard & Poor's MidCap 400 Index. As an index fund, the Portfolio uses a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the S&P MidCap 400 Index, before fees and expenses. The difference in return of -0.40% is largely attributable to the Portfolio's fees and operating expenses, including advisory, administration, and accounting costs.

Summit S&P MidCap 400 Index Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
	Class I	Class F**
One year	(36.63%)	(36.76%)
Five year	(0.66%)	(0.84%)
Since inception (5.31.99)	3.60%	3.36%

*   Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

**   Prior to October 1, 2007, Class F share performance is based on Class I performance. Absent limitation of expenses during certain of the periods shown, performance would have been lower.

Past performance does not indicate future results.

Investment Climate

It is now official: the U.S. is in a recession and has been since December 2007, according to the National Bureau of Economic Research, the standard arbiter of the U.S. business cycle. The U.S. economy is embroiled in a severe downturn, made much worse by the credit crunch and dramatic decline in economic activity that has spread around the globe.

The financial markets had a tough year, with the large-cap Standard & Poor's 500 Index down 37.00%, its worst year since 1931. It did rally 20% after reaching its low for the reporting period on November 20, but the financial markets continued to be rocked by company and industry declines and financial scandals. The year ended on a gloomy note--with a slowing economy, rising jobless claims and unemployment, falling industrial orders, weakening consumer confidence--and a deepening credit crunch and recessionary pressures worldwide. The positive news was that inflation began to fall, largely due to the sharp decline in commodity prices. Oil, which hit $146 per barrel over the summer, ended the year at $43.

Portfolio Strategy

As a passively managed index fund, the Portfolio invests in stocks in the S&P MidCap 400 Index, comprised of 400 common stocks of mid-sized U.S. companies as of December 31, 2008, with market capitalizations that ranged from $750 million to $3.3 billion.1 The Index is a widely used proxy for the U.S. mid-cap stock market. This passive strategy also seeks to limit transaction costs and portfolio turnover.

In terms of sector allocations, as of year-end, the Index was most heavily weighted in the Financials sector (at 20.38%), followed by Industrials (at 14.35%), Consumer Discretionary (at 13.95%), and Information Technology (at 13.07%).

Looking at performance contribution, all Index sectors declined 20% or more in 2008, reflecting the general malaise of the overall market. The three best-performing sectors of the Index were Utilities (at -20.02%), Consumer Staples (at -23.75%), and, perhaps surprisingly, Financials (at -27.42%). Utilities and Consumer Staples are traditionally defensive sectors as they are less exposed to the deteriorating economy. The Financials sector did relatively well as investors shifted their allocations from the troubled, large-cap financial firms to less problematic mid-cap and small-cap financial companies. The three worst-performing sectors of the Index were Energy (at -57.42%), Telecommunication Services (at -50.23%), and Materials (at -43.98%).

Economic Sectors	% of Total Investments
Consumer Discretionary	14.0%
Consumer Staples	4.5%
Energy	6.4%
Financials	21.2%
Health Care	11.4%
Industrials	14.4%
Information Technology	12.5%
Materials	6.8%
Telecommunication Services	0.6%
Utilities	8.2%
Total	100%

Outlook

At the end of December, markets had a "relief" rally despite the bad economic news, with higher-beta (riskier) markets and sectors rebounding the most. This positive trend may emerge when markets shrug off negative news and trend higher. December certainly qualifies since markets closed higher on the month, despite negative job, earnings, and housing reports. If the trend continues, we may see more of a relief rally in the short-term. However, judging by Wall Street analyst consensus earnings forecasts for 2009, earnings expectations are still too positive and too optimistic for the year and in disconnect with a decelerating real economy.

We believe earnings expectations will have to come down further, especially as corporate Capex (capital expenditures used to upgrade or acquire physical assets such as equipment or property, creating future value) continued to decelerate and manufacturing activity contracted at a faster pace at year-end--all of which are likely to negatively impact business investment in 2009. This means that, if the market pays attention to earnings in 2009, we may see additional volatility in the equity markets.

Looking ahead, we are in uncharted territory when we consider the worldwide recessionary environment and global credit crunch, incoming economic data, fiscal and monetary government stimulus, and the response of the global financial markets. While the near-term outlook for the markets and economy is likely to remain volatile and unpredictable, there are longer-term measures in place that may help move eventual recovery ahead. For example, the U.S. stimulus package already in place and that which will follow from the new Obama administration may set the stage for an eventual recovery in the economy. Patience will be required, however, as this recession seems destined to be deep and long.

January 2009

1. Source: Standardandpoors.com

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class I
Actual	$1,000.00	$660.80	$2.35
Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.31	$2.86
Class F
Actual	$1,000.00	$660.10	$3.37
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.08	$4.10

* Expenses are equal to the Fund's annualized expense ratio of 0.56% and 0.81%, respectively, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit S&P MidCap 400 Index Portfolio:

We have audited the accompanying statement of net assets of the Summit S&P MidCap 400 Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit S&P MidCap 400 Index Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

S&P Midcap 400 Index Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 96.7%	Shares	Value
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc.*	4,045	$346,899
BE Aerospace, Inc.*	12,222	93,987
		440,886

Airlines - 0.4%
Airtran Holdings, Inc.*	14,436	64,096
Alaska Air Group, Inc.*	4,477	130,952
JetBlue Airways Corp.*	22,546	160,077
		355,125

Auto Components - 0.6%
ArvinMeritor, Inc.	9,095	25,921
BorgWarner, Inc.	14,330	311,964
Gentex Corp.	17,270	152,494
Modine Manufacturing Co.	3,980	19,383
		509,762

Automobiles - 0.1%
Thor Industries, Inc.	4,375	57,662
TravelCenters of America LLC*	60,000	10
		57,672

Beverages - 0.5%
Hansen Natural Corp.*	9,142	306,531
PepsiAmericas, Inc.	7,063	143,803
		450,334

Biotechnology - 0.9%
United Therapeutics Corp.*	2,872	179,643
Vertex Pharmaceuticals, Inc.*	18,602	565,129
		744,772

Capital Markets - 1.8%
Affiliated Managers Group, Inc.*	5,078	212,870
Apollo Investment Corp.	17,535	163,251
Eaton Vance Corp.	14,306	300,569
Jefferies Group, Inc.	14,956	210,281
Raymond James Financial, Inc.	11,925	204,275
SEI Investments Co.	16,531	259,702
Waddell & Reed Financial, Inc.	10,483	162,067
		1,513,015

Chemicals - 3.5%
Airgas, Inc.	10,008	390,212
Albemarle Corp.	11,271	251,343
Ashland, Inc.	8,155	85,709
Cabot Corp.	8,088	123,746
Chemtura Corp.	29,882	41,835
Cytec Industries, Inc.	5,866	124,477
Ferro Corp.	5,391	38,007
FMC Corp.	9,151	409,324
Lubrizol Corp.	8,315	302,583
Minerals Technologies, Inc.	2,332	95,379

Equity Securities - Cont'd	Shares	Value
Chemicals - Cont'd
Olin Corp.	9,505	$171,850
RPM International, Inc.	15,914	211,497
Scotts Miracle-Gro Co.	5,415	160,934
Sensient Technologies Corp.	5,955	142,205
Terra Industries, Inc.	12,592	209,909
Valspar Corp.	12,303	222,561
		2,981,571

Commercial Banks - 4.6%
Associated Banc-Corp.	15,789	330,464
BancorpSouth, Inc.	8,939	208,815
Bank of Hawaii Corp.	5,890	266,051
Cathay General Bancorp	6,100	144,875
City National Corp.	5,003	243,646
Colonial BancGroup, Inc.	24,920	51,584
Commerce Bancshares, Inc.	8,155	358,412
Cullen/Frost Bankers, Inc.	7,334	371,687
FirstMerit Corp.	9,969	205,262
Fulton Financial Corp.	21,633	208,109
PacWest Bancorp	3,018	81,184
SVB Financial Group*	4,054	106,336
Synovus Financial Corp.	34,599	287,172
TCF Financial Corp.	14,219	194,232
Valley National Bancorp	17,399	352,330
Webster Financial Corp.	6,479	89,281
Westamerica Bancorporation	3,571	182,657
Wilmington Trust Corp.	8,417	187,194
		3,869,291

Commercial Services & Supplies - 1.8%
Brink's Co.	5,036	135,368
Clean Harbors, Inc.*	2,493	158,156
Copart, Inc.*	7,831	212,925
Corrections Corp. of America*	15,541	254,251
Deluxe Corp.	6,353	95,041
Herman Miller, Inc.	6,631	86,402
HNI Corp.	5,451	86,344
Mine Safety Appliances Co.	3,662	87,558
Rollins, Inc.	5,099	92,190
Waste Connections, Inc.*	9,855	311,122
		1,519,357

Communications Equipment - 1.1%
3Com Corp.*	49,968	113,927
ADC Telecommunications, Inc.*	14,517	79,408
Adtran, Inc.	6,773	100,782
Avocent Corp.*	5,523	98,917
CommScope, Inc.*	8,658	134,545
F5 Networks, Inc.*	9,847	225,102
Plantronics, Inc.	6,032	79,622
Polycom, Inc.*	10,289	139,004
		971,307

Computers & Peripherals - 1.1%
Diebold, Inc.	8,172	229,552
Imation Corp.	3,713	50,385
NCR Corp.*	19,509	275,857

Equity Securities - Cont'd	Shares	Value
Computers & Peripherals - Cont'd
Palm, Inc.*	13,389	$ 41,104
Western Digital Corp.*	27,307	312,665
		909,563

Construction & Engineering - 1.9%
Dycom Industries, Inc.*	4,852	39,883
Granite Construction, Inc.	4,059	178,312
KBR, Inc.	19,972	303,574
Quanta Services, Inc.*	24,393	482,981
Shaw Group, Inc.*	10,291	210,657
URS Corp.*	10,323	420,869
		1,636,276

Construction Materials - 0.6%
Martin Marietta Materials, Inc.	5,121	497,147

Consumer Finance - 0.1%
AmeriCredit Corp.*	14,341	109,565

Containers & Packaging - 1.1%
AptarGroup, Inc.	8,367	294,853
Greif, Inc.	4,201	140,439
Packaging Corp of America	12,659	170,390
Sonoco Products Co.	12,329	285,540
Temple-Inland, Inc.	13,097	62,866
		954,088

Distributors - 0.2%
LKQ Corp.*	17,002	198,243

Diversified Consumer Services - 2.4%
Brink's Home Security Holdings, Inc.*	5,036	110,389
Career Education Corp.*	9,062	162,572
Corinthian Colleges, Inc.*	10,529	172,360
DeVry, Inc.	7,616	437,235
ITT Educational Services, Inc.*	3,879	368,427
Matthews International Corp.	3,779	138,614
Regis Corp.	5,312	77,183
Service Corp.International/US	31,706	157,579
Sotheby's	8,298	73,769
Strayer Education, Inc.	1,760	377,362
		2,075,490

Diversified Telecommunication Services - 0.1%
Cincinnati Bell, Inc.*	28,485	54,976

Electric Utilities - 2.4%
DPL, Inc.	14,336	327,434
Great Plains Energy, Inc.	14,702	284,190
Hawaiian Electric Industries, Inc.	11,143	246,706
IDACORP, Inc.	5,633	165,892
Northeast Utilities	19,249	463,131
NV Energy, Inc.	28,861	285,435
Westar Energy, Inc.	13,388	274,588
		2,047,376

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - 1.7%
AMETEK, Inc.	13,158	$397,503
Hubbell, Inc., Class B	6,928	226,407
Roper Industries, Inc.	11,091	481,460
Thomas & Betts Corp.*	6,912	166,026
Woodward Governor Co.	6,743	155,224
		1,426,620

Electronic Equipment & Instruments - 2.2%
Arrow Electronics, Inc.*	14,751	277,909
Avnet, Inc.*	18,625	339,161
Ingram Micro, Inc.*	20,452	273,852
Mettler-Toledo International, Inc.*	4,144	279,306
National Instruments Corp.	7,049	171,714
Tech Data Corp.*	6,226	111,072
Trimble Navigation Ltd.*	14,780	319,396
Vishay Intertechnology, Inc.*	22,984	78,605
		1,851,015

Energy Equipment & Services - 2.6%
Exterran Holdings, Inc.*	8,000	170,400
FMC Technologies, Inc.*	15,459	368,388
Helix Energy Solutions Group, Inc.*	11,325	81,993
Helmerich & Payne, Inc.	12,972	295,113
Oceaneering International, Inc.*	6,735	196,258
Patterson-UTI Energy, Inc.	19,115	220,014
Pride International, Inc.*	21,337	340,965
Superior Energy Services, Inc.*	9,585	152,689
Tidewater, Inc.	6,355	255,916
Unit Corp.*	5,825	155,644
		2,237,380

Food & Staples Retailing - 0.5%
BJ's Wholesale Club, Inc.*	7,270	249,070
Ruddick Corp.	4,822	133,328
		382,398

Food Products - 1.8%
Corn Products International, Inc.	9,181	264,872
Flowers Foods, Inc.	9,746	237,413
Hormel Foods Corp.	8,644	268,655
Lancaster Colony Corp.	2,473	84,824
Ralcorp Holdings, Inc.*	6,965	406,756
Smithfield Foods, Inc.*	14,690	206,688
Tootsie Roll Industries, Inc.	3,191	81,722
		1,550,930

Gas Utilities - 2.1%
AGL Resources, Inc.	9,492	297,574
Energen Corp.	8,840	259,277
National Fuel Gas Co.	9,782	306,470
Oneok, Inc.	12,919	376,201
UGI Corp.	13,338	325,714
WGL Holdings, Inc.	6,154	201,174
		1,766,410

Health Care Equipment & Supplies - 3.7%
Advanced Medical Optics, Inc.*	6,420	42,436
Beckman Coulter, Inc.	7,748	340,447

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - Cont'd
Edwards Lifesciences Corp.*	6,882	$378,166
Gen-Probe, Inc.*	6,722	287,970
Hill-Rom Holdings, Inc.	7,705	126,824
Hologic, Inc.*	31,677	414,018
IDEXX Laboratories, Inc.*	7,363	265,657
Kinetic Concepts, Inc.*	6,977	133,819
Masimo Corp.*	5,921	176,623
ResMed, Inc.*	9,357	350,700
STERIS Corp.	7,284	174,015
Teleflex, Inc.	4,892	245,089
Thoratec Corp.*	6,932	225,221
		3,160,985

Health Care Providers & Services - 2.7%
Community Health Systems, Inc.*	11,531	168,122
Health Management Associates, Inc.*	30,128	53,929
Health Net, Inc.*	12,819	139,599
Henry Schein, Inc.*	11,019	404,287
Kindred Healthcare, Inc.*	3,687	48,005
LifePoint Hospitals, Inc.*	6,565	149,945
Lincare Holdings, Inc.*	9,195	247,621
Omnicare, Inc.	12,876	357,438
Psychiatric Solutions, Inc.*	6,915	192,583
Universal Health Services, Inc., Class B	6,273	235,677
VCA Antech, Inc.*	10,463	208,004
WellCare Health Plans, Inc.*	5,142	66,126
		2,271,336

Health Care Technology - 0.4%
Cerner Corp.*	8,412	323,441

Hotels, Restaurants & Leisure - 1.3%
Bob Evans Farms, Inc.	3,814	77,920
Boyd Gaming Corp.	7,036	33,280
Brinker International, Inc.	12,500	131,750
Cheesecake Factory*	7,363	74,366
Chipotle Mexican Grill, Inc.*	4,066	252,011
International Speedway Corp.	3,434	98,659
Life Time Fitness, Inc.*	4,297	55,646
Scientific Games Corp.*	8,012	140,530
Wendy's/Arby's Group, Inc.	51,689	255,344
		1,119,506

Household Durables - 1.7%
American Greetings Corp.	5,599	42,384
Blyth, Inc.	2,982	23,379
Furniture Brands International, Inc.	5,113	11,300
Hovnanian Enterprises, Inc.*	6,245	10,741
MDC Holdings, Inc.	4,515	136,805
Mohawk Industries, Inc.*	6,917	297,223
NVR, Inc.*	674	307,513
Ryland Group, Inc.	5,254	92,838
Toll Brothers, Inc.*	16,063	344,230
Tupperware Brands Corp.	7,660	173,882
		1,440,295

Household Products - 1.0%
Church & Dwight Co., Inc.	8,658	485,887
Energizer Holdings, Inc.*	7,209	390,295
		876,182

Equity Securities - Cont'd	Shares	Value
Industrial Conglomerates - 0.2%
Carlisle Co's, Inc.	7,523	$155,726

Insurance - 5.7%
American Financial Group, Inc.	9,284	212,418
Arthur J. Gallagher & Co.	11,745	304,313
Brown & Brown, Inc.	14,344	299,790
Everest Re Group Ltd.	7,593	578,131
Fidelity National Financial, Inc.	26,186	464,802
First American Corp.	11,481	331,686
Hanover Insurance Group, Inc.	6,315	271,356
HCC Insurance Holdings, Inc.	14,142	378,299
Horace Mann Educators Corp.	4,816	44,259
Mercury General Corp.	4,388	201,804
Old Republic International Corp.	28,446	339,076
Protective Life Corp.	8,616	123,640
Reinsurance Group of America, Inc.	8,971	384,138
StanCorp Financial Group, Inc.	6,028	251,790
Unitrin, Inc.	6,114	97,457
WR Berkley Corp.	17,144	531,464
		4,814,423

Internet & Catalog Retail - 0.6%
NetFlix, Inc.*	5,150	153,934
priceline.com, Inc.*	5,018	369,576
		523,510

Internet Software & Services - 0.2%
Digital River, Inc.*	4,563	113,162
ValueClick, Inc.*	10,677	73,031
		186,193

IT Services - 3.2%
Acxiom Corp.	8,332	67,573
Alliance Data Systems Corp.*	7,979	371,263
Broadridge Financial Solutions, Inc.	17,481	219,212
DST Systems, Inc.*	5,030	191,039
Gartner, Inc.*	7,295	130,070
Global Payments, Inc.	9,915	325,113
Lender Processing Services, Inc.	10,365	305,249
Mantech International Corp.*	2,583	139,973
Metavante Technologies, Inc.*	11,061	178,193
NeuStar, Inc.*	9,711	185,771
SAIC, Inc.*	25,063	488,227
SRA International, Inc.*	5,245	90,476
		2,692,159

Leisure Equipment & Products - 0.1%
Callaway Golf Co.	7,990	74,227

Life Sciences - Tools & Services - 1.9%
Affymetrix, Inc.*	8,661	25,896
Bio-Rad Laboratories, Inc.*	2,356	177,430
Charles River Laboratories International, Inc.*	8,364	219,137
Covance, Inc.*	7,824	360,139
Pharmaceutical Product Development, Inc.	14,576	422,850
Techne Corp.	4,701	303,309
Varian, Inc.*	3,580	119,966
		1,628,727

Equity Securities - Cont'd	Shares	Value
Machinery - 4.7%
AGCO Corp.*	11,311	$266,826
Bucyrus International, Inc.	9,231	170,958
Crane Co.	5,973	102,975
Donaldson Co., Inc.	9,511	320,045
Federal Signal Corp.	5,857	48,086
Graco, Inc.	7,358	174,605
Harsco Corp.	10,325	285,796
IDEX Corp.	10,179	245,823
Joy Global, Inc.	13,289	304,185
Kennametal, Inc.	9,039	200,575
Lincoln Electric Holdings, Inc.	5,283	269,063
Nordson Corp.	4,205	135,779
Oshkosh Corp.	9,190	81,699
Pentair, Inc.	12,196	288,679
SPX Corp.	6,728	272,820
Terex Corp.*	11,733	203,216
Timken Co.	10,471	205,546
Trinity Industries, Inc.	9,833	154,968
Wabtec Corp.	5,972	237,387
		3,969,031

Marine - 0.2%
Alexander & Baldwin, Inc.	5,099	127,781

Media - 1.0%
Belo Corp.	10,837	16,906
DreamWorks Animation SKG, Inc.*	9,527	240,652
Harte-Hanks, Inc.	4,679	29,197
John Wiley & Sons, Inc.	5,293	188,325
Lamar Advertising Co.*	9,348	117,411
Marvel Entertainment, Inc.*	6,047	185,945
Scholastic Corp.	3,269	44,393
		822,829

Metals & Mining - 1.3%
Carpenter Technology Corp.	5,472	112,395
Cliffs Natural Resources, Inc.	13,994	358,386
Commercial Metals Co.	14,119	167,593
Reliance Steel & Aluminum Co.	7,856	156,649
Steel Dynamics, Inc.	19,937	222,896
Worthington Industries, Inc.	7,381	81,339
		1,099,258

Multiline Retail - 0.7%
99 Cents Only Stores*	5,788	63,263
Dollar Tree, Inc.*	11,203	468,285
Saks, Inc.*	17,495	76,628
		608,176

Multi-Utilities - 3.1%
Alliant Energy Corp.	13,655	398,453
Black Hills Corp.	4,735	127,656
MDU Resources Group, Inc.	22,706	489,995
Nstar	13,205	481,850
OGE Energy Corp.	11,471	295,722
PNM Resources, Inc.	10,653	107,382
Puget Energy, Inc.	16,032	437,193
Vectren Corp.	9,984	249,700
		2,587,951

Equity Securities - Cont'd	Shares	Value
Office Electronics - 0.2%
Zebra Technologies Corp.*	7,837	$158,778

Oil, Gas & Consumable Fuels - 3.5%
Arch Coal, Inc.	17,662	287,714
Bill Barrett Corp.*	4,556	96,268
Cimarex Energy Co.	10,295	275,700
Comstock Resources, Inc.*	5,674	268,097
Denbury Resources, Inc.*	30,442	332,427
Encore Acquisition Co.*	6,523	166,467
Forest Oil Corp.*	11,974	197,451
Frontier Oil Corp.	12,807	161,752
Mariner Energy, Inc.*	10,955	111,741
Newfield Exploration Co.*	16,299	321,905
Overseas Shipholding Group, Inc.	3,115	131,173
Patriot Coal Corp.*	7,817	48,856
Plains Exploration & Production Co.*	13,266	308,302
Quicksilver Resources, Inc.*	13,962	77,768
Southern Union Co.	15,292	199,408
		2,985,029

Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	11,207	17,483

Personal Products - 0.4%
Alberto-Culver Co.	10,537	258,262
NBTY, Inc.*	6,778	106,076
		364,338

Pharmaceuticals - 1.4%
Endo Pharmaceuticals Holdings, Inc.*	14,474	374,587
Medicis Pharmaceutical Corp.	6,993	97,203
Perrigo Co.	9,573	309,304
Sepracor, Inc.*	13,420	147,352
Valeant Pharmaceuticals International*	10,048	230,099
		1,158,545

Professional Services - 1.2%
Corporate Executive Board Co.	4,195	92,542
FTI Consulting, Inc.*	6,283	280,724
Kelly Services, Inc.	3,386	44,052
Korn/Ferry International*	5,532	63,175
Manpower, Inc.	9,639	327,630
MPS Group, Inc.*	11,467	86,347
Navigant Consulting, Inc.*	5,721	90,792
		985,262

Real Estate Investment Trusts - 6.8%
Alexandria Real Estate Equities, Inc.	3,984	240,395
AMB Property Corp.	12,176	285,162
BRE Properties, Inc.	6,294	176,106
Camden Property Trust	6,554	205,402
Cousins Properties, Inc.	5,380	74,513
Duke Realty Corp.	18,219	199,680
Equity One, Inc.	4,076	72,145
Essex Property Trust, Inc.	3,313	254,273
Federal Realty Investment Trust	7,291	452,625
Health Care REIT, Inc.	12,790	539,738
Highwoods Properties, Inc.	7,859	215,022
Hospitality Properties Trust	11,584	172,254
Liberty Property Trust	12,092	276,060
Macerich Co.	9,410	170,886
Mack-Cali Realty Corp.	8,108	198,646

Equity Securities - Cont'd	Shares	Value
Real Estate Investment Trusts - Cont'd
Nationwide Health Properties, Inc.	12,283	$352,768
Omega Healthcare Investors, Inc.	10,614	169,506
Potlatch Corp.	4,871	126,695
Rayonier, Inc.	9,745	305,506
Realty Income Corp.	12,891	298,427
Regency Centers Corp.	8,654	404,142
SL Green Realty Corp.	6,936	179,642
UDR, Inc.	16,772	231,286
Weingarten Realty Investors	9,580	198,210
		5,799,089

Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc.	4,266	118,168

Road & Rail - 0.9%
Con-way, Inc.	5,635	149,891
JB Hunt Transport Services, Inc.	10,126	266,010
Kansas City Southern*	11,287	215,017
Werner Enterprises, Inc.	5,249	91,018
YRC Worldwide, Inc.*	7,063	20,271
		742,207

Semiconductors & Semiconductor Equipment - 1.6%
Atmel Corp.*	55,382	173,346
Cree, Inc.*	10,862	172,380
Fairchild Semiconductor International, Inc.*	15,412	75,365
Integrated Device Technology, Inc.*	20,947	117,513
International Rectifier Corp.*	8,979	121,216
Intersil Corp.	15,251	140,157
Lam Research Corp.*	15,465	329,095
RF Micro Devices, Inc.*	32,261	25,164
Semtech Corp.*	7,469	84,176
Silicon Laboratories, Inc.*	5,719	141,717
		1,380,129

Software - 2.5%
ACI Worldwide, Inc.*	4,316	68,624
Advent Software, Inc.*	2,050	40,938
ANSYS, Inc.*	11,090	309,300
Cadence Design Systems, Inc.*	32,087	117,438
FactSet Research Systems, Inc.	5,212	230,579
Fair Isaac Corp.	5,975	100,739
Jack Henry & Associates, Inc.	10,449	202,815
Macrovision Solutions Corp.*	10,281	130,055
Mentor Graphics Corp.*	11,387	58,871
Parametric Technology Corp.*	14,366	181,730
Sybase, Inc.*	10,021	248,220
Synopsys, Inc.*	17,765	329,008
Wind River Systems, Inc.*	8,389	75,753
		2,094,070

Specialty Retail - 4.1%
Advance Auto Parts, Inc.	11,707	393,940
Aeropostale, Inc.*	8,246	132,761
American Eagle Outfitters, Inc.	25,385	237,604
AnnTaylor Stores Corp.*	7,035	40,592
Barnes & Noble, Inc.	4,536	68,040
Carmax, Inc.*	27,170	214,100
Chico's FAS, Inc.*	21,762	90,965

Equity Securities - Cont'd	Shares	Value
Specialty Retail - Cont'd
Coldwater Creek, Inc.*	5,829	$16,613
Collective Brands, Inc.*	7,869	92,225
Dick's Sporting Goods, Inc.*	10,464	147,647
Foot Locker, Inc.	19,107	140,245
Guess ?, Inc.	7,426	113,989
J Crew Group, Inc.*	6,389	77,946
O'Reilly Automotive, Inc.*	16,631	511,237
Pacific Sunwear Of California*	8,101	12,881
PetSmart, Inc.	15,716	289,960
Rent-A-Center, Inc.*	8,222	145,118
Ross Stores, Inc.	15,995	475,531
Urban Outfitters, Inc.*	14,099	211,203
Williams-Sonoma, Inc.	10,673	83,890
		3,496,487

Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.*	11,561	147,403
Phillips-Van Heusen Corp.	6,338	127,584
Timberland Co.*	5,689	65,708
Under Armour, Inc.*	4,492	107,089
Warnaco Group, Inc.*	5,764	113,147
		560,931

Thrifts & Mortgage Finance - 1.3%
Astoria Financial Corp.	9,925	163,564
First Niagara Financial Group, Inc.	14,655	236,971
New York Community Bancorp, Inc.	42,552	508,922
PMI Group, Inc.	8,554	16,680
Washington Federal, Inc.	10,833	162,062
		1,088,199

Tobacco - 0.1%
Universal Corp.	3,089	92,268

Trading Companies & Distributors - 0.5%
GATX Corp.	6,005	185,975
MSC Industrial Direct Co.	5,541	204,075
United Rentals, Inc.*	7,311	66,676
		456,726

Water Utilities - 0.4%
Aqua America, Inc.	16,710	344,059

Wireless Telecommunication Services - 0.5%
Telephone & Data Systems, Inc.	13,161	417,862

Total Equity Securities (Cost $109,507,974)		81,851,935

	Principal
U.S. Treasury - 0.2%	Amount	Value
United States Treasury Bill, 3/26/09 #	$140,000	$139,997

Total U.S. Treasury (Cost $139,997)		139,997

TOTAL INVESTMENTS (Cost $109,647,971) - 96.7%		81,991,932
Other assets and liabilities, net - 3.3%		2,777,518
Net Assets - 100%		$84,769,450

Net Assets Consist Of:
Paid-in capital applicable to the following shares of common stock outstanding
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,096,142		$124,668,741
Class F: 2,560.50		162,427
Undistributed net investment income		131,531
Accumulated net realized gain (loss) on investments		(12,674,964)
Net unrealized appreciation (depreciation) on investments		(27,518,285)

Net Assets		$84,769,450

Net Asset Value Per Share:
Class I (based on net assets of $84,665,361)		$40.39
Class F (based on net assets of $104,089)		$40.65
			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
S&P MidCap 400 Index Mini #	51	3/09	$2,739,720	$137,754

*    Non-income producing security

#    Futures collateralized by 140,000 units of U.S. Treasury Bills.

See notes to financial statements.

S&P Midcap 400 Index Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income	$2,364,334
Interest income	244,439
Total investment income	2,608,773

Expenses:
Investment advisory fee	430,691
Transfer agency fees and expenses	25,703
Accounting fees	45,440
Distribution Plan expenses:
Class F	156
Trustees' fees and expenses	25,219
Administrative fees	143,564
Custodian fees	38,689
Reports to shareholders	23,030
Professional fees	27,279
Miscellaneous	35,912
Total expenses	795,683
Reimbursement from Advisor:
Class I	(5,897)
Class F	(1)
Net expenses	789,785

Net Investment Income	1,818,988

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(11,244,597)
Futures	(883,636)
(12,128,233)

Change in unrealized appreciation (depreciation) on:
Investments	(50,349,322)
Futures	112,860
(50,236,462)

Net Realized and Unrealized Gain
(Loss)	(62,364,695)

Increase (Decrease) in Net Assets
Resulting From Operations	($60,545,707)

See notes to financial statements.

S&P Midcap 400 Index Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$1,818,988	$1,744,152
Net realized gain (loss)	(12,128,233)	11,638,715
Change in unrealized appreciation or (depreciation)	(50,236,462)	(2,909,832)

Increase (Decrease) in Net Assets
Resulting From Operations	(60,545,707)	10,473,035

Distributions to shareholders from:
Net investment income:
Class I shares	(2,853,958)	(1,394,203)
Class F shares	(739)	--

Net realized gain:
Class I shares	(11,824,562)	(6,306,003)
Class F shares	(1,281)	--
Total distributions	(14,680,540)	(7,700,206)

Capital share transactions:
Shares sold:
Class I shares	18,892,154	45,386,539
Class F shares	212,505	1,000
Reinvestment of distributions:
Class I shares	14,678,521	7,700,206
Class F shares	2,020	--
Shares redeemed:
Class I shares	(45,958,150)	(27,774,480)
Class F shares	(53,098)	--
Total capital share transactions	(12,226,048)	25,313,265

Total Increase (Decrease) in Net Assets	(87,452,295)	28,086,094

Net Assets
Beginning of year	172,221,745	144,135,651
End of year (including undistributed net investment
income of $131,531 and $1,390,505 respectively)	$84,769,450	$172,221,745

Capital Share Activity
Shares sold:
Class I shares	322,460	634,589
Class F shares	3,807	14
Reinvestment of distributions:
Class I shares	256,407	108,791
Class F shares	38	--
Shares redeemed:
Class I shares	(919,042)	(388,957)
Class F shares	(1,299)	--
Total capital share transactions	(337,629)	354,437

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Summit MidCap 400 Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$81,851,935	$137,754
Level 2 - Other Significant Observable Inputs	139,997	--
Level 3 - Significant Unobservable Inputs	--	--
Total	$81,991,932	$137,754

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Portfolio Securities Lending: During the year, the Portfolio lent its securities to approved borrowers to earn additional income and received cash and/or securities as collateral to secure the loans. The Securities Lending program ended in November 2008.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio's average daily net assets. Under the terms of the agreement, $11,315 was payable at year end. In addition, $274 was receivable from the advisor for reimbursement of operating expenses paid by the Portfolio during December 2008. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Mutual Holding Company. Summit received an annual fee, payable monthly, of 0.30% of the Portfolio's average daily net assets. Under the terms of the agreement, $9,064 was payable at year end. In addition, $5,624 was receivable from Summit for reimbursement of operating expenses paid by the Portfolio during December 2008.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .55% and .79% for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $3,772 was payable at year end. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $3,021 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay the distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed 0.20% annually of average daily net assets of Class F. Under the terms of the agreement, $9 was payable at year end. Prior to December 12, 2008, Ameritas Investment Corp. was the distributor and principal underwriter for the Portfolio and received an annual fee, payable monthly, of 0.20% of the Portfolio's average daily net assets. Under the terms of the agreement, $101 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $17 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Under the terms of the agreement, $17 was payable at year end. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $31,972,496 and $55,061,380.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $110,280,479. Net unrealized depreciation aggregated $28,288,547 of which $6,320,862 related to appreciated securities and $34,609,409 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $11,904,703, at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

Distributions paid from:	2008	2007
Ordinary income	$3,307,172	$1,689,413
Long term capital gain	11,373,368	6,010,793
Total	$14,680,540	$7,700,206

As of December 31, 2008 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$131,531
Capital loss carryforward	(11,904,703)
Unrealized appreciation/(depreciation)	(28,288,547)
($40,061,719)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, return of capital distributions and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

Undistributed net investment income	($200,747)
Accumulated net realized gain (loss)	200,747

NOTE D - OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Tax Information (Unaudited)

The Portfolio designates $11,373,368 as capital gain dividends for the calendar year ended December 31, 2008.

For corporate shareholders, the Portfolio designates 99.6% of its ordinary dividends paid during the calendar year ended December 31, 2008, as qualifying for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class I	2008 (z)	2007	2006
Net asset value, beginning	$70.69	$69.23	$66.08
Income from investment operations
Net investment income (loss)	.72	.67	.67
Net realized and unrealized gain (loss)	(24.89)	4.44	5.64
Total from investment operations	(24.17)	5.11	6.31
Distributions from
Net investment income	(1.26)	(.66)	(.59)
Net realized gain	(4.87)	(2.99)	(2.57)
Total distributions	(6.13)	(3.65)	(3.16)
Total increase (decrease) in net asset value	(30.30)	1.46	3.15
Net asset value, ending	$40.39	$70.69	$69.23

Total return*	(36.63%)	7.38%	9.72%
Ratios to average net assets: A
Net investment income (loss)	1.27%	1.11%	1.15%
Total expenses	.55%	.52%	.52%
Expenses before offsets	.55%	.52%	.52%
Net expenses	.55%	.52%	.52%
Portfolio turnover	22%	23%	14%
Net assets, ending (in thousands)	$84,665	$172,221	$144,136

	Years Ended
	December 31,	December 31,
Class I	2005	2004(z)
Net asset value, beginning	$60.76	$52.62
Income from investment operations
Net investment income (loss)	.52	.35
Net realized and unrealized gain (loss)	6.50	7.93
Total from investment operations	7.02	8.28
Distributions from
Net investment income	(.33)	(.14)
Net realized gain	(1.37)	--
Total distributions	(1.70)	(.14)
Total increase (decrease) in net asset value	5.32	8.14
Net asset value, ending	$66.08	$60.76

Total return*	11.94%	15.76%
Ratios to average net assets: A
Net investment income (loss)	.91%	.68%
Total expenses	.54%	.56%
Expenses before offsets	.54%	.56%
Net expenses	.54%	.56%
Portfolio turnover	19%	15%
Net assets, ending (in thousands)	$127,372	$99,775

See notes to financial highlights.

Financial Highlights

	Periods Ended
	December 31,	December 31,
Class F	2008 (z)	2007^
Net asset value, beginning	$70.66	$73.77
Income from investment operations
Net investment income (loss)	.66	.16
Net realized and unrealized gain (loss)	(24.90)	(3.27)
Total from investment operations	(24.24)	(3.11)
Distributions from
Net investment income	(.90)	--
Net realized gain	(4.87)	--
Total distributions	(5.77)	--
Total increase (decrease) in net asset value	(30.01)	(3.11)
Net asset value, ending	$40.65	$70.66

Total return*	(36.76%)	(4.21%)
Ratios to average net assets: A
Net investment income (loss)	1.26%	.89% (a)
Total expenses	.79%	.71% (a)
Expenses before offsets	.78%	.71% (a)
Net expenses	.78%	.71% (a)
Portfolio turnover	22%	23%
Net assets, ending (in thousands)	$104	$1

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

*     Total return is not annualized for periods less than one year.

^     From October 1, 2007 inception.

(z)     Per share figures calculated using the Average Share Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had underperformed the S&P MidCap 400 Index and that the Portfolio's performance was generally in line with the S&P MidCap 400 Index when the Portfolio's expenses were excluded. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit S&P MidCap 400 Index Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
2,035,578.941	88,387.568	128,054.092

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
2,024,107.184	91,299.337	136,614.080
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	2,134,223.492	117,797.109
Alice Gresham	2,150,613.792	101,406.809
Barbara J. Krumsiek	2,136,547.849	115,472.752
M. Charito Kruvant	2,136,230.163	115,790.438
William Lester	2,150,613.792	101,406.809
Cynthia Milligan	2,150,549.845	101,470.756
Arthur J. Pugh	2,150,464.161	101,556.440

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
2,191,416.385	32,209.935	28,394.281

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
2,116,870.465	121,670.119	13,480.017


Summit Balanced Index Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit Balanced Index Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Notes to Financial Statements
28	Financial Highlights
29	Explanation of Financial Tables
30	Proxy Voting and Availability of Quarterly Portfolio Holdings
31	Basis for Board's Approval of Investment Advisory Contract
34	Director and Officer Information Table

Summit Balanced Index Portfolio
Managed by Summit Investment Partners, Inc.

For the year ended December 31, 2008, the Summit Balanced Index Portfolio provided a return of -21.55% compared to a -20.10% return for the benchmark composite index. The benchmark is composed of 60% Standard & Poor's 500 Index and 40% Barclays Capital Aggregate Bond Index, which had total returns of -37.00% and 5.24%, respectively. The Portfolio's investment objective is to have the stock and bond portions of the Portfolio closely track the S&P 500 and Barclays Capital Aggregate Bond Index, respectively. The difference of -1.45% between the return of the Portfolio and the return of the composite benchmark is largely attributed to the Portfolio's operating expenses and transaction costs.

Summit Balanced Index Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(21.55%)
Five year	0.66%
Since inception (5.3.99)	0.73%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

** 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.

Past performance does not indicate future results

Investment Climate

In 2008, the slowdown in housing markets and upticks in mortgage delinquencies that began the previous year spread to problems in credit markets and expanded to wreak havoc in virtually all corners of stock and bond markets around the globe. The U.S. Treasury and the Federal Reserve (Fed) struggled throughout the year to find solutions to ever-expanding problems--pushing the target federal funds rate down to near zero percent. In the meantime, stock and bond markets suffered as it became apparent that problems in global financial markets were affecting the global real economy. Indeed, the U.S. government's sweeping action to shore up capital in a broad array of financial institutions coincided with the worst performance of the year in the markets. At the same time, policymakers and investors grew increasingly concerned about the risk of prolonged recession in 2009.

With the Russell 1000 Index down 37.60%, last year was one of the worst on record for stocks and there was no place to hide. Small-cap value stocks were the best-performing part of the market, but the Russell 2000 Value Index still sank 28.92% for the year. And there were no sector stars either, as all 10 economic sectors in the Russell 1000 Index turned in double-digit losses. Reflecting investors' concerns about the scope of a global recession, the typically defensive Consumer Staples and Health Care sectors declined the least, down 16.58% and 22.83%, respectively. Financials posted the worst return with a 52.17% loss--which isn't surprising given that the problems with banks, insurance companies, brokerage firms, and mortgage lenders sparked the market and economic turmoil.

Huge losses by financial institutions also froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers. Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%1 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 0.1% annualized pace2 and the economy is expected to post flat growth for all of 2008.3

Portfolio Strategy

The Portfolio's strategy is purely passive. Its goal is to have its stock allocation mirror the performance of the S&P 500 Index as closely as possible and to have its fixed-income allocation track the performance of the Barclays Capital Aggregate Bond Index as closely as possible. Market moves can cause the Portfolio to hold slightly different security positions from the weightings in the Index, or to maintain stock and bond portfolio holdings in a ratio slightly different from the 60%/40% default ratio, for a brief period of time. However, the Portfolio's managers will rebalance its holdings back into line with the Indexes as quickly as possible.

Asset Allocation (at 12.31.08)	% of Total Investments
Equity Investments	55%
Fixed Income Investments	45%
Total	100%

Outlook

Despite bad economic news, the stock market had a relief rally at the end of December with higher-risk markets and sectors rebounding the most. The question remains whether this is the beginning of a positive trend, with more of a relief rally in the short-term. However, judging by Wall Street analyst consensus earnings forecasts for 2009, earnings expectations are still too optimistic for the year ahead and out of line with the decelerating real economy. Therefore, unless the market shrugs off the likely decline in earnings expectations, we may see additional volatility in the equity market.

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

Overall, we expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected.

January 2009

1. Source for all interest rates: Federal Reserve

2. Source: Bureau of Labor Statistics consumer price index (CPI-U) for December 2008

3. Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$840.10	$2.78
Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.12	$3.05

* Expenses are equal to the Fund's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit Balanced Index Portfolio:

We have audited the accompanying statement of assets and liabilities of the Summit Balanced Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., including the schedule of investments, as of December 31, 2008, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Balanced Index Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Balanced Index Portfolio
Schedule of Investments
December 31, 2008
Equity Securities - 52.1%	Shares	Value
Aerospace & Defense - 1.5%
Boeing Co.	759	$32,387
General Dynamics Corp.	403	23,209
Goodrich Corp.	146	5,405
Honeywell International, Inc.	750	24,622
L-3 Communications Holdings, Inc.	134	9,887
Lockheed Martin Corp.	342	28,755
Northrop Grumman Corp.	360	16,214
Precision Castparts Corp.	147	8,744
Raytheon Co.	428	21,845
Rockwell Collins, Inc.	174	6,802
United Technologies Corp.	984	52,742
		230,612

Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	173	9,520
Expeditors International of Washington, Inc.	227	7,552
FedEx Corp.	329	21,106
United Parcel Service, Inc., Class B	1,032	56,925
		95,103

Airlines - 0.0%
Southwest Airlines Co.	781	6,732

Auto Components - 0.1%
Goodyear Tire & Rubber Co.*	263	1,570
Johnson Controls, Inc.	632	11,477
		13,047

Automobiles - 0.1%
Ford Motor Co.*	2,236	5,121
General Motors Corp.	602	1,926
Harley-Davidson, Inc.	257	4,361
		11,408

Beverages - 1.3%
Brown-Forman Corp., Class B	115	5,921
Coca-Cola Co.	2,079	94,116
Coca-Cola Enterprises, Inc.	324	3,898
Constellation Brands, Inc.*	225	3,548
Dr Pepper Snapple Group, Inc.*	263	4,274
Molson Coors Brewing Co., Class B	160	7,827
Pepsi Bottling Group, Inc.	148	3,332
PepsiCo, Inc.	1,623	88,892
		211,808

Biotechnology - 1.1%
Amgen, Inc.*	1,100	63,525
Biogen Idec, Inc.*	312	14,860
Celgene Corp.*	479	26,479
Cephalon, Inc.*	72	5,547
Genzyme Corp.*	283	18,783
Gilead Sciences, Inc.*	961	49,146
		178,340

Equity Securities - Cont'd	Shares	Value
Building Products - 0.0%
Masco Corp.	393	$4,374

Capital Markets - 1.2%
American Capital Ltd.	230	745
Ameriprise Financial, Inc.	247	5,770
Bank of New York Mellon Corp.	1,199	33,968
Charles Schwab Corp.	939	15,184
E*Trade Financial Corp.*	566	651
Federated Investors, Inc., Class B	103	1,747
Franklin Resources, Inc.	158	10,077
Goldman Sachs Group, Inc.	462	38,988
Invesco Ltd.	374	5,400
Janus Capital Group, Inc.	163	1,309
Legg Mason, Inc.	153	3,352
Merrill Lynch & Co., Inc.	1,673	19,474
Morgan Stanley	1,119	17,949
Northern Trust Corp.	233	12,148
State Street Corp.	431	16,951
T. Rowe Price Group, Inc.	281	9,959
		193,672

Chemicals - 0.9%
Air Products & Chemicals, Inc.	213	10,707
Ashland, Inc.	1	7
CF Industries Holdings, Inc.	58	2,851
Dow Chemical Co.	941	14,200
Eastman Chemical Co.	78	2,473
Ecolab, Inc.	186	6,538
EI Du Pont de Nemours & Co.	910	23,023
International Flavors & Fragrances, Inc.	91	2,705
Monsanto Co.	573	40,311
PPG Industries, Inc.	174	7,383
Praxair, Inc.	317	18,817
Rohm & Haas Co.	134	8,280
Sigma-Aldrich Corp.	139	5,871
		143,166

Commercial Banks - 1.6%
BB&T Corp.	584	16,037
Comerica, Inc.	161	3,196
Fifth Third Bancorp	567	4,683
First Horizon National Corp.	165	1,742
Huntington Bancshares, Inc.	388	2,972
KeyCorp	414	3,527
M&T Bank Corp.	88	5,052
Marshall & Ilsley Corp.	300	4,092
National City Corp.	2,180	3,946
PNC Financial Services Group, Inc.	350	17,150
Regions Financial Corp.	739	5,883
SunTrust Banks, Inc.	372	10,989
US Bancorp	1,834	45,868
Wachovia Corp.	2,165	11,994
Wells Fargo & Co.	3,961	116,770
Zions Bancorp	115	2,819
		256,720

Equity Securities - Cont'd	Shares	Value
Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	125	$4,091
Cintas Corp.	144	3,345
Pitney Bowes, Inc.	231	5,886
Republic Services, Inc.	357	8,850
RR Donnelley & Sons Co.	256	3,477
Stericycle, Inc.*	98	5,104
Waste Management, Inc.*	496	16,437
		47,190

Communications Equipment - 1.3%
Ciena Corp.*	123	824
Cisco Systems, Inc.*	6,085	99,185
Corning, Inc.	1,592	15,172
Harris Corp.	140	5,327
JDS Uniphase Corp.*	278	1,015
Juniper Networks, Inc.*	554	9,700
Motorola, Inc.	2,281	10,105
QUALCOMM, Inc.	1,730	61,986
Tellabs, Inc.*	509	2,097
		205,411

Computers & Peripherals - 2.2%
Apple, Inc.*	929	79,290
Dell, Inc.*	1,809	18,524
EMC Corp.*	2,088	21,861
Hewlett-Packard Co.	2,560	92,902
International Business Machines Corp.	1,416	119,171
Lexmark International, Inc.*	101	2,717
NetApp, Inc.*	366	5,113
QLogic Corp.*	185	2,486
SanDisk Corp.*	243	2,333
Sun Microsystems, Inc.*	881	3,366
Teradata Corp.*	223	3,307
		351,070

Construction & Engineering - 0.1%
Fluor Corp.	180	8,077
Jacobs Engineering Group, Inc.*	124	5,964
		14,041

Construction Materials - 0.1%
Vulcan Materials Co.	119	8,280

Consumer Finance - 0.3%
American Express Co.	1,171	21,722
Capital One Financial Corp.	379	12,086
Discover Financial Services	508	4,841
SLM Corp.*	473	4,210
		42,859

Containers & Packaging - 0.1%
Ball Corp.	99	4,117
Bemis Co., Inc.	122	2,889
Owens-Illinois, Inc.*	181	4,947
Pactiv Corp.*	139	3,458
Sealed Air Corp.	202	3,018
		18,429

Equity Securities - Cont'd	Shares	Value
Distributors - 0.0%
Genuine Parts Co.	166	$6,285

Diversified Consumer Services - 0.1%
Apollo Group, Inc.*	111	8,505
H&R Block, Inc.	375	8,520
		17,025

Diversified Financial Services - 1.7%
Bank of America Corp.	5,244	73,836
CIT Group, Inc.	202	917
Citigroup, Inc.	5,655	37,945
CME Group, Inc.	69	14,360
IntercontinentalExchange, Inc.*	80	6,595
JPMorgan Chase & Co.	3,901	122,999
Leucadia National Corp.	195	3,861
Moody's Corp.	228	4,580
NYSE Euronext	282	7,721
The NASDAQ OMX Group, Inc.*	147	3,632
		276,446

Diversified Telecommunication Services - 1.9%
AT&T, Inc.	6,159	175,531
CenturyTel, Inc.	118	3,225
Embarq Corp.	176	6,329
Frontier Communications Corp.	424	3,706
Qwest Communications International, Inc.	1,802	6,559
Verizon Communications, Inc.	2,969	100,649
Windstream Corp.	453	4,168
		300,167

Electric Utilities - 1.3%
Allegheny Energy, Inc.	193	6,535
American Electric Power Co., Inc.	426	14,177
Duke Energy Corp.	1,341	20,128
Edison International	347	11,146
Entergy Corp.	194	16,127
Exelon Corp.	688	38,260
FirstEnergy Corp.	308	14,963
FPL Group, Inc.	413	20,786
Pepco Holdings, Inc.	220	3,907
Pinnacle West Capital Corp.	117	3,759
PPL Corp.	396	12,153
Progress Energy, Inc.	276	10,999
Southern Co.	807	29,859
		202,799

Electrical Equipment - 0.3%
Cooper Industries Ltd.	176	5,145
Emerson Electric Co.	789	28,885
Rockwell Automation, Inc.	159	5,126
		39,156

Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc.*	364	5,689
Amphenol Corp.	183	4,388
FLIR Systems, Inc.*	151	4,633
Jabil Circuit, Inc.	208	1,404
Molex, Inc.	187	2,710
Tyco Electronics Ltd.	483	7,829
		26,653

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	312	$10,006
BJ Services Co.	297	3,466
Cameron International Corp.*	233	4,776
ENSCO International, Inc.	146	4,145
Halliburton Co.	882	16,035
Nabors Industries Ltd.*	301	3,603
National Oilwell Varco, Inc.*	420	10,265
Noble Corp.	285	6,296
Rowan Co's, Inc.	129	2,051
Schlumberger Ltd.	1,250	52,912
Smith International, Inc.	213	4,875
Weatherford International Ltd.*	718	7,769
		126,199

Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	438	22,995
CVS Caremark Corp.	1,501	43,139
Kroger Co.	669	17,668
Safeway, Inc.	471	11,196
SUPERVALU, Inc.	225	3,285
SYSCO Corp.	647	14,842
Walgreen Co.	1,001	24,695
Wal-Mart Stores, Inc.	2,337	131,012
Whole Foods Market, Inc.	164	1,548
		270,380

Food Products - 0.9%
Archer-Daniels-Midland Co.	684	19,720
Campbell Soup Co.	237	7,112
ConAgra Foods, Inc.	460	7,590
Dean Foods Co.*	151	2,714
General Mills, Inc.	339	20,594
H.J. Heinz Co.	337	12,671
Hershey Co.	179	6,219
J.M. Smucker Co.	142	6,157
Kellogg Co.	257	11,270
Kraft Foods, Inc.	1,513	40,624
McCormick & Co., Inc.	130	4,142
Sara Lee Corp.	770	7,538
Tyson Foods, Inc.	315	2,759
		149,110

Gas Utilities - 0.1%
Equitable Resources, Inc.	141	4,731
Nicor, Inc.	48	1,668
Questar Corp.	176	5,753
		12,152

Health Care Equipment & Supplies - 1.1%
Baxter International, Inc.	634	33,976
Becton Dickinson & Co.	260	17,781
Boston Scientific Corp.*	1,569	12,144
C.R. Bard, Inc.	109	9,184
Covidien Ltd.	529	19,171
DENTSPLY International, Inc.	144	4,067
Hospira, Inc.*	168	4,506
Intuitive Surgical, Inc.*	41	5,207
Medtronic, Inc.	1,169	36,730
St. Jude Medical, Inc.*	364	11,998
Stryker Corp.	253	10,107

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - Cont'd
Varian Medical Systems, Inc.*	133	$4,660
Zimmer Holdings, Inc.*	250	10,105
		179,636

Health Care Providers & Services - 1.1%
Aetna, Inc.	490	13,965
AmerisourceBergen Corp.	179	6,383
Cardinal Health, Inc.	361	12,444
Cigna Corp.	297	5,005
Coventry Health Care, Inc.*	165	2,455
DaVita, Inc.*	112	5,552
Express Scripts, Inc.*	268	14,735
Humana, Inc.*	180	6,710
Laboratory Corp. of America Holdings*	123	7,922
McKesson Corp.	281	10,883
Medco Health Solutions, Inc.*	513	21,500
Patterson Co's, Inc.*	123	2,306
Quest Diagnostics, Inc.	167	8,669
Tenet Healthcare Corp.*	549	631
UnitedHealth Group, Inc.	1,241	33,011
WellPoint, Inc.*	532	22,413
		174,584

Health Care Technology - 0.0%
IMS Health, Inc.	228	3,456

Hotels, Restaurants & Leisure - 0.8%
Carnival Corp.	465	11,309
Darden Restaurants, Inc.	165	4,650
International Game Technology	336	3,995
Marriott International, Inc.	333	6,477
McDonald's Corp.	1,165	72,451
Starbucks Corp.*	777	7,350
Starwood Hotels & Resorts Worldwide, Inc.	212	3,795
Wyndham Worldwide Corp.	189	1,238
Wynn Resorts Ltd.*	55	2,324
Yum! Brands, Inc.	479	15,089
		128,678

Household Durables - 0.2%
Black & Decker Corp.	67	2,801
Centex Corp.	157	1,670
D.R. Horton, Inc.	341	2,411
Fortune Brands, Inc.	163	6,729
Harman International Industries, Inc.	77	1,288
KB Home*	90	1,226
Leggett & Platt, Inc.	221	3,357
Lennar Corp.	162	1,404
Newell Rubbermaid, Inc.	297	2,905
Pulte Homes, Inc.	265	2,896
Snap-on, Inc.	62	2,442
Stanley Works	88	3,001
Whirlpool Corp.	76	3,143
		35,273

Household Products - 1.6%
Clorox Co.	140	7,778
Colgate-Palmolive Co.	514	35,230
Kimberly-Clark Corp.	423	22,309
Procter & Gamble Co.	3,114	192,507
		257,824

Equity Securities - Cont'd	Shares	Value
Independent Power Producers & Energy Traders - 0.1%
AES Corp.*	712	$5,867
Constellation Energy Group, Inc.	193	4,842
Dynegy, Inc.*	500	1,000
		11,709

Industrial Conglomerates - 1.5%
3M Co.	712	40,968
General Electric Co.	10,977	177,827
Textron, Inc.	265	3,676
Tyco International Ltd.	488	10,541
		233,012

Insurance - 1.4%
Aflac, Inc.	481	22,049
Allstate Corp.	557	18,247
American International Group, Inc.	2,718	4,267
AON Corp.	282	12,882
Assurant, Inc.	102	3,060
Chubb Corp.	370	18,870
Cincinnati Financial Corp.	200	5,814
Genworth Financial, Inc.	486	1,375
Hartford Financial Services Group, Inc.	334	5,484
Lincoln National Corp.	262	4,936
Loews Corp.	391	11,046
Marsh & McLennan Co.'s, Inc.	553	13,421
MBIA, Inc.	168	684
MetLife, Inc.	829	28,899
Principal Financial Group, Inc.	278	6,275
Progressive Corp.	742	10,989
Prudential Financial, Inc.	441	13,345
Torchmark Corp.	99	4,425
Travelers Co.'s, Inc.	611	27,617
Unum Group	399	7,422
XL Capital Ltd.	307	1,136
		222,243

Internet & Catalog Retail - 0.1%
Amazon.Com, Inc.*	328	16,820
Expedia, Inc.*	240	1,977
		18,797

Internet Software & Services - 0.7%
Akamai Technologies, Inc.*	200	3,018
eBay, Inc.*	1,117	15,593
Google, Inc.*	248	76,297
VeriSign, Inc.*	197	3,759
Yahoo!, Inc.*	1,420	17,324
		115,991

IT Services - 0.5%
Affiliated Computer Services, Inc.*	116	5,330
Automatic Data Processing, Inc.	524	20,614
Cognizant Technology Solutions Corp.*	309	5,581
Computer Sciences Corp.*	174	6,114
Convergys Corp.*	184	1,180
Fidelity National Information Services, Inc.	182	2,961
Fiserv, Inc.*	175	6,365
MasterCard, Inc.	79	11,292
Paychex, Inc.	355	9,329

Equity Securities - Cont'd	Shares	Value
IT Services - Cont'd
Total System Services, Inc.	230	$3,220
Western Union Co.	748	10,726
		82,712

Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	338	2,224
Hasbro, Inc.	157	4,580
Mattel, Inc.	390	6,240
		13,044

Life Sciences - Tools & Services - 0.2%
Life Technologies Corp.*	215	5,017
Millipore Corp.*	59	3,040
PerkinElmer, Inc.	126	1,753
Thermo Fisher Scientific, Inc.*	423	14,412
Waters Corp.*	107	3,921
		28,143

Machinery - 0.9%
Caterpillar, Inc.	621	27,740
Cummins, Inc.	217	5,800
Danaher Corp.	270	15,285
Deere & Co.	436	16,708
Dover Corp.	212	6,979
Eaton Corp.	156	7,755
Flowserve Corp.	59	3,038
Illinois Tool Works, Inc.	402	14,090
Ingersoll-Rand Co. Ltd.	290	5,032
ITT Corp.*	193	8,876
Manitowoc Co., Inc.	150	1,299
PACCAR, Inc.	392	11,211
Pall Corp.	122	3,468
Parker Hannifin Corp.	179	7,615
		134,896

Media - 1.3%
CBS Corp., Class B	729	5,971
Comcast Corp.	2,991	50,488
DIRECTV Group, Inc.*	571	13,082
Gannett Co., Inc.	273	2,184
Interpublic Group of Co.'s, Inc.*	544	2,154
McGraw-Hill Co.'s, Inc.	350	8,116
Meredith Corp.	41	702
New York Times Co.	191	1,400
News Corp.	2,328	21,162
Omnicom Group, Inc.	348	9,368
Scripps Networks Interactive, Inc.	96	2,112
Time Warner, Inc.	3,749	37,715
Viacom, Inc., Class B*	640	12,198
Walt Disney Co.	1,925	43,678
Washington Post Co., Class B	6	2,342
		212,672

Metals & Mining - 0.4%
AK Steel Holding Corp.	120	1,118
Alcoa, Inc.	824	9,278
Allegheny Technologies, Inc.	109	2,783
Freeport-McMoRan Copper & Gold, Inc.	388	9,483
Newmont Mining Corp.	480	19,536
Nucor Corp.	332	15,339

Equity Securities - Cont'd	Shares	Value
Metals & Mining - Cont'd
Titanium Metals Corp.	100	$881
United States Steel Corp.	126	4,687
		63,105

Multiline Retail - 0.4%
Big Lots, Inc.*	83	1,203
Family Dollar Stores, Inc.	175	4,562
J.C. Penney Co., Inc.	236	4,649
Kohl's Corp.*	334	12,091
Macy's, Inc.	461	4,771
Nordstrom, Inc.	200	2,662
Sears Holdings Corp.*	78	3,032
Target Corp.	787	27,175
		60,145

Multi-Utilities - 0.8%
Ameren Corp.	240	7,982
Centerpoint Energy, Inc.	399	5,035
CMS Energy Corp.	261	2,639
Consolidated Edison, Inc.	289	11,251
Dominion Resources, Inc.	584	20,931
DTE Energy Co.	174	6,207
Integrys Energy Group, Inc.	82	3,524
NiSource, Inc.	342	3,752
PG&E Corp.	377	14,594
Public Service Enterprise Group, Inc.	541	15,781
SCANA Corp.	128	4,557
Sempra Energy	253	10,785
TECO Energy, Inc.	244	3,013
Wisconsin Energy Corp.	120	5,038
Xcel Energy, Inc.	475	8,811
		123,900

Office Electronics - 0.1%
Xerox Corp.	982	7,827

Oil, Gas & Consumable Fuels - 6.1%
Anadarko Petroleum Corp.	473	18,234
Apache Corp.	337	25,117
Cabot Oil & Gas Corp.	105	2,730
Chesapeake Energy Corp.	521	8,425
Chevron Corp.	2,133	157,778
ConocoPhillips	1,558	80,704
Consol Energy, Inc.	194	5,545
Devon Energy Corp.	451	29,635
El Paso Corp.	745	5,833
EOG Resources, Inc.	262	17,444
Exxon Mobil Corp.	5,316	424,376
Hess Corp.	296	15,877
Marathon Oil Corp.	716	19,590
Massey Energy Co.	87	1,200
Murphy Oil Corp.	200	8,870
Noble Energy, Inc.	183	9,007
Occidental Petroleum Corp.	830	49,792
Peabody Energy Corp.	282	6,415
Pioneer Natural Resources Co.	119	1,925
Range Resources Corp.	159	5,468
Southwestern Energy Co.*	368	10,661
Spectra Energy Corp.	671	10,562
Sunoco, Inc.	125	5,432

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - Cont'd
Tesoro Corp.	160	$2,107
Valero Energy Corp.	534	11,556
Williams Co.'s, Inc.	591	8,558
XTO Energy, Inc.	603	21,268
		964,109

Paper & Forest Products - 0.1%
International Paper Co.	455	5,369
MeadWestvaco Corp.	214	2,395
Weyerhaeuser Co.	223	6,826
		14,590

Personal Products - 0.1%
Avon Products, Inc.	456	10,958
Estee Lauder Co.'s, Inc.	137	4,241
		15,199

Pharmaceuticals - 4.1%
Abbott Laboratories, Inc.	1,622	86,566
Allergan, Inc.	327	13,185
Bristol-Myers Squibb Co.	2,069	48,104
Eli Lilly & Co.	1,046	42,122
Forest Laboratories, Inc.*	332	8,456
Johnson & Johnson	2,902	173,627
King Pharmaceuticals, Inc.*	304	3,229
Merck & Co., Inc.	2,210	67,184
Mylan, Inc.*	289	2,858
Pfizer, Inc.	7,047	124,802
Schering-Plough Corp.	1,699	28,939
Watson Pharmaceuticals, Inc.*	119	3,162
Wyeth	1,392	52,214
		654,448

Professional Services - 0.1%
Dun & Bradstreet Corp.	63	4,864
Equifax, Inc.	131	3,474
Monster Worldwide, Inc.*	152	1,838
Robert Half International, Inc.	193	4,018
		14,194

Real Estate Investment Trusts - 0.5%
Apartment Investment & Management Co.	141	1,625
AvalonBay Communities, Inc.	84	5,089
Boston Properties, Inc.	127	6,985
Developers Diversified Realty Corp.	131	639
Equity Residential	289	8,618
HCP, Inc.	268	7,442
Host Hotels & Resorts, Inc.	606	4,588
Kimco Realty Corp.	264	4,826
Plum Creek Timber Co, Inc.	184	6,392
ProLogis	274	3,806
Public Storage	138	10,971
Simon Property Group, Inc.	237	12,592
Vornado Realty Trust	137	8,268
		81,841

Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc.*	250	1,080

Equity Securities - Cont'd	Shares	Value
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	297	$22,486
CSX Corp.	410	13,313
Norfolk Southern Corp.	380	17,879
Ryder System, Inc.	71	2,753
Union Pacific Corp.	523	24,999
		81,430

Semiconductors & Semiconductor Equipment - 1.1%
Advanced Micro Devices, Inc.*	642	1,387
Altera Corp.	303	5,063
Analog Devices, Inc.	323	6,144
Applied Materials, Inc.	1,369	13,868
Broadcom Corp.*	452	7,670
Intel Corp.	5,813	85,219
KLA-Tencor Corp.	194	4,227
Linear Technology Corp.	238	5,265
LSI Corp.*	645	2,122
MEMC Electronic Materials, Inc.*	244	3,484
Microchip Technology, Inc.	204	3,984
Micron Technology, Inc.*	878	2,318
National Semiconductor Corp.	250	2,518
Novellus Systems, Inc.*	101	1,246
NVIDIA Corp.*	591	4,769
Teradyne, Inc.*	237	1,000
Texas Instruments, Inc.	1,337	20,750
Xilinx, Inc.	283	5,043
		176,077

Software - 1.9%
Adobe Systems, Inc.*	538	11,454
Autodesk, Inc.*	246	4,834
BMC Software, Inc.*	209	5,624
CA, Inc.	417	7,727
Citrix Systems, Inc.*	210	4,950
Compuware Corp.*	350	2,363
Electronic Arts, Inc.*	335	5,373
Intuit, Inc.*	354	8,422
McAfee, Inc.*	157	5,427
Microsoft Corp.	7,995	155,423
Novell, Inc.*	404	1,572
Oracle Corp.*	4,094	72,587
Salesforce.com, Inc.*	110	3,521
Symantec Corp.*	849	11,478
		300,755

Specialty Retail - 1.0%
Abercrombie & Fitch Co.	92	2,123
AutoNation, Inc.*	203	2,006
Autozone, Inc.*	47	6,555
Bed Bath & Beyond, Inc.*	282	7,168
Best Buy Co., Inc.	373	10,485
GameStop Corp.*	180	3,899
Gap, Inc.	496	6,641
Home Depot, Inc.	1,772	40,791
Limited Brands, Inc.	331	3,323
Lowe's Co.'s, Inc.	1,532	32,969
Office Depot, Inc.*	321	957
RadioShack Corp.	170	2,030
Sherwin-Williams Co.	111	6,632

Equity Securities - Cont'd	Shares	Value
Specialty Retail - Cont'd
Staples, Inc.	752	$13,476
Tiffany & Co.	145	3,426
TJX Co.'s, Inc.	465	9,565
		152,046

Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.*	345	7,166
Jones Apparel Group, Inc.	136	797
Nike, Inc., Class B	410	20,910
Polo Ralph Lauren Corp.	63	2,861
VF Corp.	104	5,696
		37,430

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	563	8,985
People's United Financial, Inc.	348	6,205
Sovereign Bancorp, Inc.	420	1,252
		16,442

Tobacco - 1.0%
Altria Group, Inc.	2,117	31,882
Lorillard, Inc.	177	9,974
Philip Morris International, Inc.	2,114	91,980
Reynolds American, Inc.	182	7,336
UST, Inc.	167	11,587
		152,759

Trading Companies & Distributors - 0.1%
Fastenal Co.	136	4,740
W.W. Grainger, Inc.	66	5,203
		9,943

Wireless Telecommunication Services - 0.1%
American Tower Corp.*	401	11,757
Sprint Nextel Corp.*	3,024	5,534
		17,291

Total Equity Securities (Cost $9,428,937)		8,255,915

	Principal
Commercial Mortgage-Backed Securities - 1.5%	Amount
Wachovia Bank Commercial Mortgage Trust, 4.964%, 11/15/35	$285,000	243,201

Total Commercial Mortgage-Backed Securities (Cost $200,163)		243,201

Corporate Bonds - 8.5%
Apache Corp., 5.625%, 1/15/17	100,000	100,672
Colonial Pipeline Co., 7.75%, 11/1/10 (e)	125,000	132,277
Conoco Funding Co., 6.35%, 10/15/11	50,000	52,602
Goldman Sachs Group, Inc., 5.35%, 1/15/16	100,000	91,323
Honeywell International, Inc., 7.50%, 3/1/10	125,000	130,520
Masco Corp., 5.875%, 7/15/12	125,000	101,961
Morgan Stanley, 6.625%, 4/1/18	150,000	134,905
Public Service Co. of North Carolina, Inc., 6.625%, 2/15/11	150,000	150,651

	Principal
Corporate Bonds - Cont'd	Amount	Value
Union Planters Corp., 4.375%, 12/1/10	$190,000	$177,355
US Bank NA, 4.95%, 10/30/14	100,000	99,360
Wells Fargo & Co., 4.375%, 1/31/13	125,000	123,207
XTO Energy, Inc., 4.625%, 6/15/13	50,000	46,710

Total Corporate Bonds (Cost $1,413,723)		1,341,543

U.S. Government Agencies And Instrumentalities - 7.5%
Fannie Mae, 5.05%, 2/7/11	1,100,000	1,185,384

Total U.S. Government Agencies And Instrumentalities (Cost $1,103,550)		1,185,384

U.S. Government Agency Mortgage-Backed Securities - 17.2%
Fannie Mae:
7.00%, 7/1/29	119,568	125,838
6.50%, 8/1/32	61,502	64,148
5.50%, 7/1/33	211,061	216,874
6.00%, 8/1/33	127,516	131,685
5.50%, 11/1/33	395,137	406,020
7.50%, 11/1/36	230,329	237,141
Freddie Mac:
5.00%, 5/1/18	432,407	446,383
4.50%, 9/1/18	90,968	93,596
6.00%, 8/1/36	524,857	541,281
Ginnie Mae, 5.50%, 7/20/34	448,885	462,358

Total U.S. Government Agency Mortgage-Backed Securities (Cost $2,690,770)		2,725,324

U.S. Treasury - 7.7%
United States Treasury Bills, 3/26/09#	110,000	109,997
United States Treasury Bonds, 5.25%, 11/15/28	200,000	264,469
United States Treasury Notes:
5.75%, 8/15/10	80,000	86,869
4.25%, 1/15/11	200,000	215,125
4.75%, 5/15/14	150,000	176,484
5.125%, 5/15/16	300,000	363,375

Total U.S. Treasury (Cost $1,051,919)		1,216,319

TOTAL INVESTMENTS (Cost $15,889,062) - 94.5%		14,967,686
Other assets and liabilities, net - 5.5%		876,348
Net Assets - 100%		$15,844,034

Futures	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
S&P 500 E-Mini	25	3/09	$1,125,125	$34,600

*    Non-income producing security

#    Futures collateralized by 110,000 units of U.S. Treasury Bills.

(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See notes to financial statements.

Balanced Index Portfolio
Statement of Assets and Liabilities
December 31, 2008
Assets
Investments in securities, at value (Cost $15,889,062) - see accompanying schedule	$14,967,686
Cash	818,761
Receivable for securities sold	2,994
Receivable for futures variation margin	11,520
Receivable for shares sold	3,992
Receivable from Summit Investment Partners, Inc.	7,818
Receivable from Calvert Asset Management Company, Inc.	229
Interest and dividends receivable	89,783
Total assets	15,902,783

Liabilities
Payable for securities purchased	14,150
Payable for shares redeemed	4,407
Payable to Calvert Administrative Services Company, Inc.	726
Payable to Calvert Shareholder Services, Inc.	4
Accrued expenses and other liabilities	39,462
Total liabilities	58,749
Net Assets	$15,844,034

Net Assets Consist of:
Paid-in capital applicable to 404,117 shares of common stock outstanding; $0.10 par value, 20,000,000 shares authorized	$17,352,224
Undistributed net investment income	66,235
Accumulated net realized gain (loss) on investments	(687,649)
Net unrealized appreciation (depreciation) on investments	(886,776)

Net Assets	$15,844,034

Net Asset Value per Share	$39.21

See notes to financial statements.

Balanced Index Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $8)	$279,963
Interest income	464,728
Total investment income	744,691

Expenses:
Investment advisory fee	60,694
Transfer agency fees and expenses	16,056
Accounting fees	27,230
Directors' fees and expenses	3,459
Administrative fees	20,231
Custodian fees	14,854
Reports to shareholders	3,025
Professional fees	21,404
Miscellaneous	6,220
Total expenses	173,173
Reimbursement from Advisor	(51,785)
Net expenses	121,388

Net Investment Income	623,303

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	306,475
Futures	(352,044)
(45,569)

Change in unrealized appreciation (depreciation) on:
Investments	(5,367,845)
Futures	31,486
(5,336,359)

Net Realized and Unrealized Gain
(Loss)	(5,381,928)

Increase (Decrease) in Net Assets
Resulting From Operations	($4,758,625)

See notes to financial statements.

Balanced Index Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$623,303	$687,935
Net realized gain (loss)	(45,569)	938,866
Change in unrealized appreciation or (depreciation)	(5,336,359)	269,166

Increase (Decrease) in Net Assets
Resulting From Operations	(4,758,625)	1,895,967

Distributions to shareholders from:
Net investment income	(619,228)	(763,686)

Capital share transactions:
Shares sold	1,422,473	2,970,792
Reinvestment of distributions	619,228	763,686
Shares redeemed	(6,813,199)	(7,657,161)
Total capital share transactions	(4,771,498)	(3,922,683)

Total Increase (Decrease) in Net Assets	(10,149,351)	(2,790,402)

Net Assets
Beginning of year	25,993,385	28,783,787
End of year (including undistributed net investment income of $66,235 and $62,818, respectively)	$15,844,034	$25,993,385

Capital Share Activity
Shares sold	29,832	57,932
Reinvestment of distributions	14,516	15,006
Shares redeemed	(143,741)	(149,994)
Total capital share activity	(99,393)	(77,056)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Summit Balanced Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$10,547,621	$34,600
Level 2 - Other Significant Observable Inputs	4,420,065	--
Level 3 - Significant Unobservable Inputs	--	--
Total	$14,967,686	$34,600

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Portfolio Securities Lending: During the year, the Portfolio lent its securities to approved borrowers to earn additional income and received cash and/or securities as collateral to secure the loans. The Securities Lending program ended in November 2008.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of 0.30% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $4 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $4,731,419 and $5,948,683, respectively. U.S. Government security purchases and sales were $425,477 and $3,517,067, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $15,934,862. Net unrealized depreciation aggregated $967,176, of which $1,936,954 related to appreciated securities and $2,904,130 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $30,018, $576,478 and $752 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2012, December 2013 and December 2016, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

Distributions paid from:	2008	2007
Ordinary income	$619,228	$763,686
Total	$619,228	$763,686

As of December 31, 2008 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$66,235
Capital loss carryforward	(607,248)
Unrealized appreciation/(depreciation)	(967,176)
($1,508,189)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities and real estate investment trusts.

Undistributed net investment income	($411)
Accumulated net realized gain (loss)	411

NOTE D -- OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Tax Information (Unaudited)

For corporate shareholders, the Portfolio designates 41.9% of its ordinary dividends paid during the calendar year ended December 31, 2008, as qualifying for the corporate dividends received deduction.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Balanced Index Portfolio	2008	2007	2006
Net asset value, beginning	$51.62	$49.58	$45.74
Income from investment operations
Net investment income (loss)	1.48	1.33	1.16
Net realized and unrealized gain (loss)	(12.45)	2.12	3.80
Total from investment operations	(10.97)	3.45	4.96
Distributions from
Net investment income	(1.44)	(1.41)	(1.12)
Total distributions	(1.44)	(1.41)	(1.12)
Total increase (decrease) in net asset value	(12.41)	2.04	3.84
Net asset value, ending	$39.21	$51.62	$49.58

Total return*	(21.55%)	7.02%	11.02%
Ratios to average net assets: A
Net investment income (loss)	3.08%	2.47%	2.36%
Total expenses	.86%	.69%	.69%
Expenses before offsets	.60%	.60%	.60%
Net expenses	.60%	.60%	.60%
Portfolio turnover	26%	15%	21%
Net assets, ending (in thousands)	$15,844	$25,993	$28,784

	Years Ended
	December 31,	December 31,
Balanced Index Portfolio	2005	2004 (z)
Net asset value, beginning	$45.55	$43.05
Income from investment operations
Net investment income (loss)	1.07	.95
Net realized and unrealized gain (loss)	.28	2.27
Total from investment operations	1.35	3.22
Distributions from
Net investment income	(1.16)	(.72)
Total distributions	(1.16)	(.72)
Total increase (decrease) in net asset value	.19	2.50
Net asset value, ending	$45.74	$45.55

Total return*	3.04%	7.59%
Ratios to average net assets: A
Net investment income (loss)	2.25%	2.23%
Total expenses	.70%	.71%
Expenses before offsets	.60%	.60%
Net expenses	.60%	.60%
Portfolio turnover	4%	21%
Net assets, ending (in thousands)	$29,316	$33,356

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z)     Per share figures are calculated using the Average Shares Method.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had outperformed the blended benchmark. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit Balanced Index Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
389,829.738	3,729.588	15,154.854

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
390,403.822	3,729.588	14,580.770
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	405,850.836	2,863.344
Alice Gresham	405,850.836	2,863.344
Barbara J. Krumsiek	405,850.836	2,863.344
M. Charito Kruvant	405,850.836	2,863.344
William Lester	405,850.836	2,863.344
Cynthia Milligan	405,850.836	2,863.344
Arthur J. Pugh	405,850.836	2,863.344

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
401,979.078	2,863.344	3,871.758

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
400,058.834	4,783.588	3,871.758


Summit Nasdaq-100 Index Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit Nasdaq-100 Index Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
19	Financial Highlights
20	Explanation of Financial Tables
21	Proxy Voting and Availability of Quarterly Portfolio Holdings
22	Basis for Board's Approval of Investment Advisory Contract
25	Director and Officer Information Table

Summit Nasdaq-100 Index Portfolio
Managed by Summit Investment Partners, Inc.

For the 12 months ended December 31, 2008, the Summit Nasdaq-100 Index Portfolio returned -41.81%, compared to a return of -41.46% for the benchmark Nasdaq-100 Index. As an index fund, the Portfolio uses a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the Nasdaq-100 Index, before fees and expenses. The difference in return of -0.35% is largely attributable to the Portfolio's fees and operating expenses, including advisory, administration, and accounting costs.

Investment Climate

Not surprising to investors or the markets, the U.S. was officially declared to have been in a recession since December 2007, according to the National Bureau of Economic Research, the standard arbiter of the U.S. business cycle. The U.S. economy is embroiled in a severe downturn, made much worse by the credit crunch and dramatic decline in economic activity that has spread around the globe.

Summit NASDAQ-100 Index Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(41.81%)
Five year	(3.89%)
Since inception (4.27.00)	(11.68%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

The financial markets had a tough year, increasingly rocked by company and industry declines and financial scandals. The overall benchmark for U.S. stocks, the Standard & Poor's (S&P) 500 Index, was down 37.00%, its worst year since 1931. Small-cap stocks fared best in this abysmally negative environment, down 33.79%, with large-cap stocks trailing 37.60% and mid-caps doing the worst, plunging 41.46%.1 The tech-heavy, multi-cap Nasdaq-100 Index does not contain financial companies but was still volatile.

The year ended bleakly with a slowing economy, rising unemployment, falling industrial orders, weakening consumer confidence--and a deepening credit crunch and recessionary pressures worldwide. The positive news was that inflation began to fall, largely due to the sharp decline in commodity prices. Oil, which hit $146 per barrel over the summer, ended the year at $43.

Portfolio Strategy

The Portfolio invests in stocks in the Nasdaq-100 Index, which includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq stock market based on market capitalization. The Index includes companies across major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade, and biotechnology.

In terms of sector allocations, as of year-end, the Index was most heavily weighted in the Information Technology sector (at 58.31%) followed by Health Care (at 20.08%). The Index had no exposure to the Energy, Financials, and Utilities sectors.

Looking at performance contribution, all sectors in the Index declined 20% or more in 2008, with the exception of Health Care, reflecting the general malaise of the overall market. The three best-performing sectors of the Index, on a relative basis, were Health Care (at -9.31%), Consumer Staples (at -24.01%), and Industrials (at -36.81%). Consumer Staples is a traditionally defensive sector as companies in this area are less exposed to the deteriorating economy. The three worst-performing sectors of the Nasdaq-100 Index were Telecommunication Services (at -61.62%), Information Technology (at -46.17%), and Consumer Discretionary (at -41.10%).

Economic Sectors	% of Total Investments
Consumer Discretionary	12.0%
Consumer Staples	1.4%
Health Care	20.2%
Industrials	5.9%
Information Technology	58.6%
Materials	0.7%
Telecommunications Services	0.7%
U.S. Treasury	0.5%
Total	100%

Outlook

At the end of December, markets had a "relief" rally despite the bad economic news, with higher-beta (riskier) markets and sectors rebounding the most. This positive trend may emerge when markets shrug off negative news and trend higher. December certainly qualifies since markets closed higher on the month, despite negative job, earnings, and housing reports. If the trend continues, we may see more of a relief rally in the short-term. However, judging by Wall Street analyst consensus earnings forecasts for 2009, earnings expectations are still too positive and too optimistic for the year and in disconnect with a decelerating real economy.

We believe earnings expectations will have to come down further, especially since firms' capital expenditures on equipment and property has continued to decelerate and manufacturing activity further slowed at year-end--all of which are likely to negatively impact business investment in 2009. This means that, if the markets pay attention to earnings in 2009, we may see additional volatility in the equity markets.

Looking ahead, we are in uncharted territory when we consider incoming economic data, fiscal and monetary government stimulus, and the response of global financial markets. While the near-term outlook for the markets and economy is likely to remain volatile as the housing and credit crisis further unwinds, there are longer-term measures in place that may help move eventual recovery forward. The U.S. stimulus package already in place, combined with the Obama administration's economic recovery program, may set the stage for gradual U.S. economic recovery. In addition, governments in Europe and Asia are taking concerted action to bolster their economies and combat recession, along with the U.S. Patience will be required, however, as this recession seems destined to be deep and long.

January 2009

1.   Performance is represented by the Russell Midcap Index for mid-cap stocks, Russell 1000 Index for large-cap stocks, and Russell 2000 Index for small-cap stocks.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$660.80	$2.71
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.87	$3.30

* Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit Nasdaq-100 Index Portfolio:

We have audited the accompanying statement of net assets of the Summit Nasdaq-100 Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Nasdaq-100 Index Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

NASDAQ-100 Index Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 96.8%	Shares	Value
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	2,585	$142,253
Expeditors International of Washington, Inc.	3,219	107,096
		249,349

Airlines - 0.3%
Ryanair Holdings plc (ADR)*	1,797	52,257

Beverages - 0.3%
Hansen Natural Corp.*	1,413	47,378

Biotechnology - 13.2%
Amgen, Inc.*	7,626	440,401
Biogen Idec, Inc.*	4,897	233,244
Celgene Corp.*	7,020	388,066
Cephalon, Inc.*	1,029	79,274
Genzyme Corp.*	5,235	347,447
Gilead Sciences, Inc.*	13,847	708,136
Vertex Pharmaceuticals, Inc.*	2,433	73,914
		2,270,482

Chemicals - 0.5%
Sigma-Aldrich Corp.	1,857	78,440

Commercial Services & Supplies - 0.8%
Cintas Corp.	2,832	65,787
Stericycle, Inc.*	1,389	72,339
		138,126

Communications Equipment - 12.1%
Cisco Systems, Inc.*	32,315	526,734
Juniper Networks, Inc.*	5,361	93,871
QUALCOMM, Inc.	30,834	1,104,782
Research In Motion Ltd.*	8,744	354,832
		2,080,219

Computers & Peripherals - 11.1%
Apple, Inc.*	19,145	1,634,026
Dell, Inc.*	11,044	113,090
Logitech International SA*	2,691	41,926
NetApp, Inc.*	5,334	74,516
Seagate Technology LLC	7,534	33,376
Sun Microsystems, Inc.*	4,961	18,951
		1,915,885

Construction & Engineering - 0.3%
Foster Wheeler Ltd.*	2,158	50,454

Diversified Consumer Services - 1.1%
Apollo Group, Inc.*	2,483	190,247

Electrical Equipment - 0.9%
First Solar, Inc.*	1,097	151,342

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Instruments - 0.6%
Flextronics International Ltd.*	13,559	$34,711
FLIR Systems, Inc.*	2,247	68,938
		103,649

Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	3,511	184,328

Health Care Equipment & Supplies - 1.1%
DENTSPLY International, Inc.	2,209	62,382
Hologic, Inc.*	4,160	54,371
Intuitive Surgical, Inc.*	605	76,829
		193,582

Health Care Providers & Services - 1.6%
Express Scripts, Inc.*	3,410	187,482
Henry Schein, Inc.*	1,377	50,522
Patterson Co's, Inc.*	1,801	33,769
		271,773

Hotels, Restaurants & Leisure - 1.3%
Starbucks Corp.*	15,741	148,910
Wynn Resorts Ltd.*	1,884	79,618
		228,528

Household Durables - 0.3%
Garmin Ltd.	2,902	55,631

Internet & Catalog Retail - 1.7%
Amazon.com, Inc.*	4,398	225,529
Expedia, Inc.*	4,357	35,902
Liberty Media Corp. - Interactive*	8,429	26,299
		287,730

Internet Software & Services - 7.0%
Akamai Technologies, Inc.*	2,502	37,755
Baidu, Inc.(ADR)*	408	53,273
eBay, Inc.*	14,714	205,407
Google, Inc.*	2,252	692,828
IAC/InterActiveCorp*	2,251	35,408
VeriSign, Inc.*	2,826	53,920
Yahoo!, Inc.*	10,299	125,648
		1,204,239

IT Services - 3.4%
Automatic Data Processing, Inc.	5,544	218,101
Cognizant Technology Solutions Corp.*	4,384	79,175
Fiserv, Inc.*	3,092	112,456
Infosys Technologies Ltd. (ADR)	1,736	42,654
Paychex, Inc.	5,287	138,942
		591,328

Life Sciences - Tools & Services - 0.9%
Illumina, Inc.*	1,875	48,844
Life Technologies Corp.*	2,710	63,170
Pharmaceutical Product Development, Inc.	1,771	51,377
		163,391

Equity Securities - Cont'd	Shares	Value
Machinery - 1.3%
Joy Global, Inc.	1,633	$37,379
PACCAR, Inc.	6,274	179,437
		216,816

Media - 4.3%
Comcast Corp.	22,273	375,968
DIRECTV Group, Inc.*	11,813	270,636
DISH Network Corp.*	3,325	36,874
Focus Media Holding Ltd. (ADR)*	1,767	16,062
Liberty Global, Inc.*	2,348	37,380
		736,920

Metals & Mining - 0.2%
Steel Dynamics, Inc.	2,893	32,344

Multiline Retail - 0.5
Sears Holdings Corp.*	1,997	77,623

Pharmaceuticals - 2.8%
Teva Pharmaceutical Industries Ltd. (ADR)	9,854	419,485
Warner Chilcott Ltd.*	3,857	55,926
		475,411

Road & Rail - 0.3%
JB Hunt Transport Services, Inc.	1,945	51,095

Semiconductors & Semiconductor Equipment - 7.6%
Altera Corp.	6,462	107,980
Applied Materials, Inc.	10,723	108,624
Broadcom Corp.*	6,292	106,775
Intel Corp.	30,070	440,826
KLA-Tencor Corp.	3,164	68,944
Lam Research Corp.*	1,993	42,411
Linear Technology Corp.	4,578	101,265
Marvell Technology Group Ltd.*	9,001	60,037
Maxim Integrated Products, Inc.	4,806	54,885
Microchip Technology, Inc.	2,336	45,622
NVIDIA Corp.*	8,152	65,787
Xilinx, Inc.	5,614	100,041
		1,303,197

Software - 15.1%
Activision Blizzard, Inc.*	18,278	157,922
Adobe Systems, Inc.*	8,023	170,810
Autodesk, Inc.*	3,639	71,506
CA, Inc.	7,690	142,496
Check Point Software Technologies Ltd.*	3,272	62,135
Citrix Systems, Inc.*	3,334	78,582
Electronic Arts, Inc.*	4,998	80,168
Intuit, Inc.*	6,225	148,093
Microsoft Corp.	47,266	918,851
Oracle Corp.*	33,201	588,654
Symantec Corp.*	13,507	182,614
		2,601,831

Specialty Retail - 2.5%
Bed Bath & Beyond, Inc.*	5,399	137,243
O'Reilly Automotive, Inc.*	2,069	63,601
Ross Stores, Inc.	2,054	61,065

Equity Securities - Cont'd	Shares	Value
Specialty Retail - Cont'd
Staples, Inc.	7,399	$132,590
Urban Outfitters, Inc.*	2,561	38,364
		432,863

Trading Companies & Distributors - 0.4%
Fastenal Co.	2,197	76,565

Wireless Telecommunication Services - 0.7%
Millicom International Cellular SA	1,623	72,889
NII Holdings, Inc., Class B*	2,493	45,323
		118,212

Total Equity Securities (Cost $16,302,777)		16,631,235

	Principal
U.S. Treasury - 0.5%	Amount
United States Treasury Bills, 3/26/09 #	$90,000	89,998

Total U.S. Treasury (Cost $89,998)		89,998

TOTAL INVESTMENTS (Cost $16,392,775) - 97.3%		16,721,233
Other assets and liabilities, net - 2.7%		468,032
Net Assets - 100%		$17,189,265

Net Assets Consist Of:
Paid-in capital applicable to 1,033,937 shares outstanding; $0.10 par value, 20,000,000 shares authorized		$28,257,621
Undistributed net investment income		3,165
Accumulated net realized gain (loss) on investments		(11,417,970)
Net unrealized appreciation (depreciation) on investments		346,449

Net Assets		$17,189,265

Net Asset Value Per Share		$16.63

Futures	Number of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
E-Mini NASDAQ 100#	24	03/09	$582,000	$17,991

*     Non-income producing security

#     Futures collateralized by 90,000 units of U.S. Treasury Bills.

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

See notes to financial statements.

NASDAQ-100 Index Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,613)	$135,798
Interest income	46,430
Total investment income	182,228

Expenses:
Investment advisory fee	90,176
Transfer agency fees and expenses	16,605
Accounting fees	19,488
Directors' fees and expenses	4,408
Administrative fees	25,765
Custodian fees	13,433
Reports to shareholders	4,848
Professional fees	21,727
Miscellaneous	10,171
Total expenses	206,621
Reimbursement from advisor	(39,150)
Net expenses	167,471

Net Investment Income	14,757

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,004,722)
Futures	(186,759)
(2,191,481)

Change in unrealized appreciation (depreciation) on:
Investments	(10,857,442)
Futures	(4,500)
(10,861,942)

Net Realized and Unrealized Gain
(Loss)	(13,053,423)

Increase (Decrease) in Net Assets
Resulting From Operations	($13,038,666)

See notes to financial statements.

NASDAQ-100 Index Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	$14,757	($1,925)
Net realized gain (loss)	(2,191,481)	(450,352)
Change in unrealized appreciation or (depreciation)	(10,861,942)	5,372,837

Increase (Decrease) in Net Assets
Resulting From Operations	(13,038,666)	4,920,560

Distributions to shareholders from:
Net investment income	(11,592)	(4,349)
Return of capital	--	(333,534)
Total distributions	(11,592)	(337,883)

Capital share transactions:
Shares sold	4,815,827	7,916,212
Reinvestment of distributions	11,590	337,883
Shares redeemed	(7,409,885)	(6,123,115)
Total capital share transactions	(2,582,468)	2,130,980

Total Increase (Decrease) in Net Assets	(15,632,726)	6,713,657

Net Assets
Beginning of year	32,821,991	26,108,334
End of year (including undistributed net investment
income of $3,165 and $0, respectively)	$17,189,265	$32,821,991

Capital Share Activity
Shares sold	217,395	293,096
Reinvestment of distributions	703	13,419
Shares redeemed	(330,016)	(227,805)
Total capital share activity	(111,918)	78,710

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Summit NASDAQ-100 Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$16,631,235	$17,991
Level 2 - Other Significant Observable Inputs	89,998	--
Level 3 - Significant Unobservable Inputs	--	--
Total	$16,721,233	$17,991

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Portfolio Securities Lending: During the year, the Portfolio lent its securities to approved borrowers to earn additional income and received cash and/or securities as collateral to secure the loans. The Securities Lending program ended in November 2008.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,774 was payable at year end. In addition, $1,818 was receivable from the advisor for reimbursement of operating expenses paid by the Portfolio during December 2008. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Mutual Holding Company. Summit received an annual fee, payable monthly, of 0.35% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,247 was payable at year end. In addition, $10,353 was receivable from Summit for reimbursement of operating expenses paid by the Portfolio during December 2008.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .65%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $793 was payable at year end. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $642 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $6 for the year ended December 31, 2008. Under the terms of the agreement, $6 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $2,987,793 and $5,621,688, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $17,102,056. Net unrealized depreciation aggregated $380,823, of which $3,979,168 related to appreciated securities and $4,359,991 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,618,824, $3,618,754, $231,064, $139,726, $1,358,042, $708,047, $697,707, and $2,318,532 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2009, December 2010, December 2011, December 2012, December 2013, December 2014, December 2015 and December 2016, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

Distributions paid from:	2008	2007
Ordinary income	$11,592	$4,349
Return of capital	--	333,534
Total	$11,592	$337,883

As of December 31, 2008 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,165
Capital loss carryforward	(10,690,696)
Unrealized appreciation/(depreciation)	(380,823)
($11,068,354)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to expired capital losses.

Accumulated net realized gain (loss)	$905,274
Paid-in capital	(905,274)

NOTE D - OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Tax Information (Unaudited)

For corporate shareholders, the Portfolio designates 100% of its ordinary dividends paid during the calendar year ended December 31, 2008, as qualifying for the corporate dividends received deduction.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
NASDAQ-100 Index Portfolio	2008	2007	2006
Net asset value, beginning	$28.64	$24.47	$22.97
Income from investment operations
Net investment income (loss)	.03	(.01)	.02
Net realized and unrealized gain (loss)	(12.01)	4.49	1.51
Total from investment operations	(11.98)	4.48	1.53
Distributions from
Net investment income	(.03)	***	(.03)
Return of capital	--	(.31)	--
Total distributions	(.03)	(.31)	(.03)
Total increase (decrease) in net asset value	(12.01)	4.17	1.50
Net asset value, ending	$16.63	$28.64	$24.47

Total return*	(41.81%)	18.50%	6.67%
Ratios to average net assets: A
Net investment income (loss)	.06%	(.01%)	.05%
Total expenses	.80%	.71%	.76%
Expenses before offsets	.65%	.65%	.65%
Net expenses	.65%	.65%	.65%
Portfolio turnover	12%	13%	8%
Net assets, ending (in thousands)	$17,189	$32,822	$26,108

	Years Ended
	December 31,	December 31,
NASDAQ-100 Index Portfolio	2005	2004
Net asset value, beginning	$22.81	$20.72
Income from investment operations
Net investment income (loss)	.02	.12
Net realized and unrealized gain (loss)	.26	1.97
Total from investment operations	.28	2.09
Distributions from
Net investment income	(.12)	--
Total distributions	(.12)	--
Total increase (decrease) in net asset value	0.16	2.09
Net asset value, ending	$22.97	$22.81

Total return*	1.30%	10.09%
Ratios to average net assets: A
Net investment income (loss)	.09%	.61%
Total expenses	.76%	.79%
Expenses before offsets	.65%	.65%
Net expenses	.65%	.65%
Portfolio turnover	14%	4%
Net assets, ending (in thousands)	$26,330	$27,607

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

***     Amount is less than $0.005.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted the Portfolio's performance year to date through December 2, 2008. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit Nasdaq-100 Index Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
815,325.918	58,369.568	171,069.814

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
755,433.079	62,837.163	226,495.058
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	961,328.719	83,436.581
Alice Gresham	961,512.143	83,253.157
Barbara J. Krumsiek	961,512.143	83,253.157
M. Charito Kruvant	961,886.428	82,878.872
William Lester	957,956.369	86,808.931
Cynthia Milligan	961,512.143	83,253.157
Arthur J. Pugh	961,886.428	82,878.872

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
969,331.884	54,023.079	21,410.337

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
925,652.835	103,320.257	15,792.208


Summit Russell 2000 Small Cap Index Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit Russell 2000 Small Cap Index Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
45	Statement of Operations
46	Statements of Changes in Net Assets
47	Notes to Financial Statements
52	Financial Highlights
54	Explanation of Financial Tables
55	Proxy Voting and Availability of Quarterly Portfolio Holdings
56	Basis for Board's Approval of Investment Advisory Contract
59	Director and Officer Information Table

Summit Russell 2000 Small Cap Index Portfolio
Managed by Summit Investment Partners, Inc.

Performance

For the 12 months ended December 31, 2008, the Summit Russell 2000 Small Cap Index Portfolio Class I shares returned -33.95% compared to a return of -33.79% for the benchmark Russell 2000® Total Return Index. As an index fund, the Portfolio uses a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the Index, before fees and expenses. The difference in return of -0.16% is largely attributable to the Portfolio's fees and operating expenses, including advisory, administration, custody, and accounting costs.

Summit Russell 2000 Small Cap Index Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
	Class I	Class F**
One year	(33.95%)	(34.05%)
Five year	(1.44%)	(1.63%)
Since inception (4.27.00)	1.04%	0.60%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

** Prior to October 4, 2005, Class F share performance is based on Class I performance, adjusted to reflect Class F expenses.

Past performance does not indicate future results.

Investment Climate

Not surprising to investors or the markets, the U.S. was officially declared to have been in a recession since December 2007, according to the National Bureau of Economic Research, the standard arbiter of the U.S. business cycle. The U.S. economy is embroiled in a severe downturn, made much worse by the credit crunch and dramatic decline in economic activity that has spread around the globe.

The financial markets had a tough year, with the overall benchmark for U.S. stocks, the Standard & Poor's (S&P) 500 Index, down 37.00%, its worst year since 1931. It did rally 20% after reaching its low for the reporting period on November 20, but the financial markets continued to be rocked by company and industry declines and financial scandals. Small-cap stocks fared best in this abysmally negative environment (at -33.79%), with large-cap stocks trailing (at -37.60%) and mid-caps doing the worst (at -41.46%).1

The year ended bleakly with a slowing economy, rising unemployment, falling industrial orders, weakening consumer confidence--and a deepening credit crunch and recessionary pressures worldwide. The positive news was that inflation began to fall, largely due to the sharp decline in commodity prices. Oil, which hit $146 per barrel over the summer, ended the year at $43.

Portfolio Strategy

As a passively managed index fund, the Portfolio largely invests in stocks in the Russell 2000 Index, which is composed of approximately 2,000 stocks of smaller U.S. companies. This passive strategy also seeks to limit transaction costs and portfolio turnover.

In terms of sector allocations, as of year-end, the Russell 2000 Index was most heavily weighted in the Financials sector (at 23.67%), followed by Industrials (at 17.13%), and Information Technology (at 15.36%).

Looking at performance contribution, all sectors declined 10% or more in 2008, reflecting the general malaise of the overall market. The three best-performing sectors of the Russell 2000 Index were Utilities (at -11.24%), Consumer Staples (at -19.36%), and, perhaps surprisingly, Financials (at -23.80%). Utilities and Consumer Staples are traditionally defensive sectors as they are less exposed to the deteriorating economy. The Financials sector did relatively well as investors shifted their allocations from the troubled, large-cap financial firms to less problematic mid-cap and small-cap financial companies. The three worst-performing sectors of the Russell 2000 Index were Energy (at -49.19%), Telecommunication Services (at -49.19%), and Consumer Discretionary (at -47.31%).

Economic Sectors	% of Total Investments

Consumer Discretionary	11.0%
Consumer Staples	3.9%
Energy	4.4%
Financials	23.2%
Healthcare	15.2%
Industrials	16.8%
Information Technology	15.8%
Materials	3.7%
Telecommunications Services	1.2%
Utilities	4.4%
U.S. Treasury	0.4%
Total	100%

Outlook

At the end of December, markets had a "relief" rally despite the bad economic news, with higher-beta (riskier) markets and sectors rebounding the most. This positive trend may emerge when markets shrug off negative news and trend higher. December certainly qualifies since markets closed higher on the month, despite negative job, earnings, and housing reports. If the trend continues, we may see more of a relief rally in the short-term. However, judging by Wall Street analyst consensus earnings forecasts for 2009, earnings expectations are still too positive and too optimistic for the year and in disconnect with a decelerating real economy.

We believe earnings expectations will have to come down further, especially since firms' capital expenditures on equipment and property (i.e., Capex) continued to decelerate and manufacturing activity contracted at a faster pace at year-end--all of which are likely to negatively impact business investment in 2009. This means that, if the markets pay attention to earnings in 2009, we may see additional volatility in the equity markets.

Looking ahead, we are in uncharted territory when we consider incoming economic data, fiscal and monetary government stimulus, and the response of global financial markets. While the near-term outlook for the markets and economy is likely to remain volatile and unpredictable as the housing and credit crisis further unwinds, there are longer-term measures in place that may help move eventual recovery forward. For example, the U.S. stimulus package already in place, combined with the Obama administration's economic recovery program, may set the stage for an eventual recovery in the U.S. economy. In addition, along with the U.S., governments in Europe and Asia are taking concerted action to bolster their economies. Patience will be required, however, as this recession seems destined to be deep and long.

January 2009

1.   Performance is represented by the Russell Midcap Index for mid-cap stocks, Russell 1000 Index for large-cap stocks, and Russell 2000 Index for small-cap stocks.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08

Class I
Actual	$1,000.00	$729.60	$3.30
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.32	$3.86

Class F
Actual	$1,000.00	$728.90	$4.14
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.35	$4.83

* Expenses are equal to the Fund's annualized expense ratio of 0.76% and 0.95%,respectively, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit Russell 2000 Small Cap Index Portfolio:

We have audited the accompanying statement of net assets of the Summit Russell 2000 Small Cap Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Russell 2000 Small Cap Index Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Russell 2000 Small Cap Index Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 96.2%	Shares	Value
Aerospace & Defense - 2.0%
AAR Corp.*	2,939	$54,107
Aerovironment, Inc.*	817	30,074
American Science & Engineering, Inc.	688	50,885
Applied Signal Technology, Inc.	1,004	18,012
Argon ST, Inc.*	1,043	19,671
Ascent Solar Technologies, Inc.*	595	2,237
Axsys Technologies, Inc.*	662	36,317
Ceradyne, Inc.*	1,989	40,397
Cubic Corp.	1,242	33,782
Curtiss-Wright Corp.	3,382	112,925
Ducommun, Inc.	842	14,061
DynCorp International, Inc.*	1,972	29,915
Esterline Technologies Corp.*	2,212	83,813
GenCorp, Inc.*	4,542	16,715
HEICO Corp.	1,674	65,001
Herley Industries, Inc.*	1,076	13,213
Hexcel Corp.*	7,265	53,688
Ladish Co., Inc.*	1,161	16,080
LMI Aerospace, Inc.*	692	7,868
Moog, Inc.*	3,219	117,719
Orbital Sciences Corp.*	4,429	86,498
Stanley, Inc.*	704	25,499
Taser International, Inc.*	4,987	26,331
Teledyne Technologies, Inc.*	2,670	118,949
TransDigm Group, Inc.*	2,517	84,496
Triumph Group, Inc.	1,247	52,948
		1,211,201

Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings, Inc.*	1,005	18,995
Dynamex, Inc.*	725	10,694
Forward Air Corp.	2,184	53,006
HUB Group, Inc.*	2,796	74,178
Pacer International, Inc.	2,628	27,410
Park-Ohio Holdings Corp.*	651	4,017
		188,300

Airlines - 1.0%
Airtran Holdings, Inc.*	9,320	41,381
Alaska Air Group, Inc.*	2,713	79,355
Allegiant Travel Co.*	1,028	49,930
Hawaiian Holdings, Inc.*	3,167	20,205
JetBlue Airways Corp.*	13,078	92,854
Republic Airways Holdings, Inc.*	2,785	29,716
Skywest, Inc.	4,416	82,138
UAL Corp.	9,503	104,723
US Airways Group, Inc.*	8,629	66,702
		567,004

Auto Components - 0.4%
American Axle & Manufacturing Holdings, Inc.	3,670	10,606
Amerigon, Inc.*	1,764	5,751
ArvinMeritor, Inc.	5,568	15,869

Equity Securities - Cont'd	Shares	Value
Auto Components - Cont'd
Cooper Tire & Rubber Co.	4,451	$27,418
Dana Holding Corp.*	7,887	5,836
Dorman Products, Inc.*	875	11,550
Drew Industries, Inc.*	1,570	18,840
Exide Technologies*	5,697	30,137
Fuel Systems Solutions, Inc.*	914	29,943
Hayes Lemmerz International, Inc.*	7,710	3,470
Lear Corp.*	5,107	7,201
Modine Manufacturing Co.	2,571	12,521
Quantum Fuel Systems Technologies Worldwide, Inc.*	5,527	4,698
Raser Technologies, Inc.*	3,590	13,606
Spartan Motors, Inc.	2,476	11,711
Stoneridge, Inc.*	1,166	5,317
Superior Industries International, Inc.	1,837	19,325
Tenneco, Inc.*	3,714	10,956
Visteon Corp.*	10,425	3,649
Wonder Auto Technology, Inc.*	1,171	4,590
		252,994

Automobiles - 0.0%
Fleetwood Enterprises, Inc.*	9,766	977
Winnebago Industries	2,287	13,790
		14,767

Beverages - 0.1%
Boston Beer Co., Inc.*	659	18,716
Coca Cola Bottling Co. Consolidated	327	15,029
National Beverage Corp.*	857	7,713
		41,458

Biotechnology - 4.4%
Acadia Pharmaceuticals, Inc.*	2,404	2,164
Acorda Therapeutics, Inc.*	2,801	57,448
Affymax, Inc.*	836	8,352
Alexion Pharmaceuticals, Inc.*	5,893	213,268
Alkermes, Inc.*	7,227	76,968
Allos Therapeutics, Inc.*	4,221	25,833
Alnylam Pharmaceuticals, Inc.*	2,695	66,647
Amicus Therapeutics, Inc.*	333	2,657
Arena Pharmaceuticals, Inc.*	5,884	24,536
Ariad Pharmaceuticals, Inc.*	5,295	4,501
Arqule, Inc.*	2,994	12,635
Array Biopharma, Inc.*	3,610	14,621
Celera Corp.*	6,049	67,325
Cell Genesys, Inc.*	6,842	1,505
Celldex Therapeutics, Inc.*	1,190	9,425
Cepheid, Inc.*	4,294	44,572
Cougar Biotechnology, Inc.*	1,128	29,328
Cubist Pharmaceuticals, Inc.*	4,263	102,994
CV Therapeutics, Inc.*	4,578	42,163
Cytokinetics, Inc.*	2,652	7,558
Cytori Therapeutics, Inc.*	1,587	5,729
Dendreon Corp.*	7,042	32,252
Dyax Corp.*	4,431	16,129
Emergent Biosolutions, Inc.*	1,079	28,173
Enzon Pharmaceuticals, Inc.*	3,565	20,784
Facet Biotech Corp.*	1,805	17,310
Genomic Health, Inc.*	1,110	21,623

Equity Securities - Cont'd	Shares	Value
Biotechnology - Cont'd
Geron Corp.*	6,208	$28,991
GTx, Inc.*	1,485	25,007
Halozyme Therapeutics, Inc.*	4,606	25,794
Human Genome Sciences, Inc.*	10,234	21,696
Idenix Pharmaceuticals, Inc.*	1,994	11,545
Idera Pharmaceuticals, Inc.*	1,638	12,580
Immunogen, Inc.*	3,843	16,486
Immunomedics, Inc.*	5,207	8,852
Incyte Corp Ltd.*	5,745	21,774
Indevus Pharmaceuticals, Inc.*	6,176	19,393
InterMune, Inc.*	2,388	25,265
Isis Pharmaceuticals, Inc.*	6,829	96,835
Lexicon Pharmaceuticals, Inc.*	6,399	8,959
Ligand Pharmaceuticals, Inc., Class B*	6,547	17,939
MannKind Corp.*	4,069	13,957
Marshall Edwards, Inc.*	1,542	1,079
Martek Biosciences Corp.*	2,488	75,411
Maxygen, Inc.*	2,071	18,473
Medarex, Inc.*	9,644	53,814
Metabolix, Inc.*	1,513	19,245
Molecular Insight Pharmaceuticals, Inc.*	1,409	6,059
Momenta Pharmaceuticals, Inc.*	1,956	22,690
Myriad Genetics, Inc.*	3,424	226,874
Nabi Biopharmaceuticals*	4,129	13,832
Nanosphere, Inc.*	1,028	4,893
Neurocrine Biosciences, Inc.*	2,921	9,347
Novavax, Inc.*	4,156	7,855
NPS Pharmaceuticals, Inc.*	3,762	23,362
Onyx Pharmaceuticals, Inc.*	4,201	143,506
Opko Health, Inc.*	3,824	6,195
Orexigen Therapeutics, Inc.*	1,597	8,911
OSI Pharmaceuticals, Inc.*	4,322	168,774
Osiris Therapeutics, Inc.*	1,190	22,800
PDL BioPharma, Inc.	9,026	55,781
Pharmasset, Inc.*	1,247	16,348
Progenics Pharmaceuticals, Inc.*	2,122	21,878
Protalix BioTherapeutics, Inc.*	859	1,581
Regeneron Pharmaceuticals, Inc.*	4,687	86,053
Repligen Corp.*	2,475	9,355
Rexahn Pharmaceuticals, Inc.*	2,327	2,071
Rigel Pharmaceuticals, Inc.*	2,762	22,096
Sangamo Biosciences, Inc.*	2,918	10,155
Savient Pharmaceuticals, Inc.*	4,105	23,768
Seattle Genetics, Inc.*	4,582	40,963
Synta Pharmaceuticals Corp.*	1,334	8,164
Targacept, Inc.*	1,445	5,144
Theravance, Inc.*	3,910	48,445
United Therapeutics Corp.*	1,703	106,523
XOMA Ltd.*	10,163	6,301
Zymogenetics, Inc.*	2,991	8,973
		2,618,292

Building Products - 0.6%
AAON, Inc.	1,069	22,321
American Woodmark Corp.	839	15,295
Ameron International Corp.	695	43,729
Apogee Enterprises, Inc.	2,305	23,880
Builders FirstSource, Inc.*	1,267	1,938
China Architectural Engineering, Inc.*	1,486	3,655

Equity Securities - Cont'd	Shares	Value
Building Products - Cont'd
Gibraltar Industries, Inc.	2,143	$25,587
Griffon Corp.*	3,464	32,319
INSTEEL INDUSTRIES, Inc.	1,409	15,908
NCI Building Systems, Inc.*	1,492	24,319
Quanex Building Products Corp.	2,818	26,405
Simpson Manufacturing Co., Inc.	2,818	78,228
Trex Co., Inc.*	1,210	19,917
Universal Forest Products, Inc.	1,258	33,853
		367,354

Capital Markets - 1.8%
Apollo Investment Corp.	10,776	100,325
Ares Capital Corp.	7,352	46,538
BGC Partners, Inc.	2,668	7,364
BlackRock Kelso Capital Corp.	1,036	10,215
BROADPOINT SECS GROUP, Inc.*	1,926	5,720
Calamos Asset Management, Inc.	1,628	12,047
Capital Southwest Corp.	243	26,283
Cohen & Steers, Inc.	1,346	14,793
Diamond Hill Investment Group, Inc.	164	10,660
Epoch Holding Corp.	804	6,102
Evercore Partners, Inc.	786	9,817
FBR Capital Markets Corp.*	2,395	11,640
FCStone Group, Inc.*	1,809	8,014
GAMCO Investors, Inc.	604	16,501
GFI Group, Inc.	5,267	18,645
Gladstone Capital Corp.	1,681	13,599
Gladstone Investment Corp.	1,760	8,642
Greenhill & Co., Inc.	1,310	91,399
Harris & Harris Group, Inc.*	1,858	7,339
Hercules Technology Growth Capital, Inc.	2,554	20,228
International Assets Holding Corp.*	337	2,891
Kayne Anderson Energy Development Co.	801	6,016
KBW, Inc.*	1,975	45,425
Knight Capital Group, Inc.*	7,105	114,746
Kohlberg Capital Corp.	1,379	5,020
LaBranche & Co., Inc.*	4,089	19,586
Ladenburg Thalmann Financial Services, Inc.*	7,786	5,606
MCG Capital Corp.	6,026	4,278
MVC Capital, Inc.	1,867	20,481
NGP Capital Resources Co.	1,724	14,430
optionsXpress Holdings, Inc.	3,204	42,805
Patriot Capital Funding, Inc.	1,602	5,831
PennantPark Investment Corp.	1,679	6,061
Penson Worldwide, Inc.*	1,340	10,211
Piper Jaffray Cos*	1,413	56,181
Prospect Capital Corp.	2,094	25,065
Pzena Investment Management, Inc.	491	2,072
Riskmetrics Group, Inc.*	1,617	24,077
SANDERS MORRIS HARRIS GROUP, Inc.	1,551	9,290
Stifel Financial Corp.*	1,966	90,141
SWS Group, Inc.	1,940	36,763
thinkorswim Group, Inc.*	4,030	22,649
Thomas Weisel Partners Group, Inc.*	1,424	6,721
TradeStation Group, Inc.*	2,561	16,518
US Global Investors, Inc.	1,009	4,934
Westwood Holdings Group, Inc.	428	12,160
		1,055,829

Equity Securities - Cont'd	Shares	Value
Chemicals - 1.6%
American Vanguard Corp.	1,505	$17,609
Arch Chemicals, Inc.	1,882	49,064
Balchem Corp.	1,369	34,102
Calgon Carbon Corp.*	3,083	47,355
Ferro Corp.	3,303	23,286
Flotek Industries, Inc.*	1,806	4,551
GenTek, Inc.*	715	10,761
H.B. Fuller Co.	3,667	59,075
ICO, Inc.*	2,207	6,974
Innophos Holdings, Inc.	833	16,502
Innospec, Inc.	1,864	10,979
Koppers Holdings, Inc.	1,580	34,160
Landec Corp.*	1,849	12,166
LSB Industries, Inc.*	1,385	11,523
Minerals Technologies, Inc.	1,426	58,323
NewMarket Corp.	1,015	35,434
NL Industries, Inc.	532	7,129
Olin Corp.	5,645	102,062
OM Group, Inc.*	2,309	48,743
Penford Corp.	895	9,057
PolyOne Corp.*	7,063	22,248
Quaker Chemical Corp.	819	13,473
Rockwood Holdings, Inc.*	3,154	34,063
Schulman A, Inc.	2,048	34,816
Sensient Technologies Corp.	3,633	86,756
ShengdaTech, Inc.*	2,402	8,455
Solutia, Inc.*	7,148	32,166
Spartech Corp.	2,435	15,243
Stepan Co.	506	23,777
Westlake Chemical Corp.	1,528	24,891
WR Grace & Co.*	5,455	32,566
Zep, Inc.	1,666	32,170
Zoltek Cos, Inc.*	2,193	19,715
		979,194

Commercial Banks - 7.8%
1st Source Corp.	1,189	28,096
Amcore Financial, Inc.	1,582	5,727
Ameris Bancorp	1,081	12,810
Ames National Corp.	514	13,642
Arrow Financial Corp.	728	18,302
Bancfirst Corp.	557	29,476
Banco Latinoamericano de Exportaciones SA	2,174	31,219
BancTrust Financial Group, Inc.	1,398	20,634
Bank of the Ozarks, Inc.	986	29,225
Banner Corp.	1,191	11,207
Boston Private Financial Holdings, Inc.	4,124	28,208
Bryn Mawr Bank Corp.	548	11,015
Camden National Corp.	614	16,566
Capital City Bank Group, Inc.	939	25,578
Capitol Bancorp Ltd.	1,147	8,947
Cardinal Financial Corp.	1,926	10,959
Cascade Bancorp	1,768	11,934
Cathay General Bancorp	3,762	89,347
Centerstate Banks of Florida, Inc.	736	12,505
Central Pacific Financial Corp.	2,178	21,867
Chemical Financial Corp.	1,801	50,212
Citizens & Northern Corp.	715	14,121
Citizens Republic Bancorp, Inc.	9,665	28,802

Equity Securities - Cont'd	Shares	Value
Commercial Banks - Cont'd
City Bank	1,091	$5,673
City Holding Co.	1,220	42,432
CoBiz Financial, Inc.	1,421	13,841
Colonial BancGroup, Inc.	15,251	31,570
Columbia Banking System, Inc.	1,442	17,203
Community Bank System, Inc.	2,502	61,024
Community Trust Bancorp, Inc.	1,136	41,748
CVB Financial Corp.	5,027	59,821
East West Bancorp, Inc.	4,820	76,975
Enterprise Financial Services Corp.	881	13,426
Farmers Capital Bank Corp.	495	12,088
Financial Institutions, Inc.	874	12,542
First Bancorp	1,145	21,011
First Bancorp	5,394	60,089
First Bancorp, Inc.	691	13,744
First Busey Corp.	1,922	35,057
First Commonwealth Financial Corp.	5,552	68,734
First Community Bancshares, Inc.	723	25,211
First Financial Bancorp	2,841	35,200
First Financial Bankshares, Inc.	1,573	86,845
First Financial Corp.	866	35,497
First Merchants Corp.	1,451	32,227
First Midwest Bancorp, Inc.	3,678	73,450
First South Bancorp, Inc.	641	8,051
FirstMerit Corp.	6,125	126,114
FNB Corp.	6,504	85,853
Frontier Financial Corp.	3,578	15,600
Glacier Bancorp, Inc.	4,081	77,621
Green Bankshares, Inc.	1,046	14,157
Guaranty Bancorp*	4,153	8,306
Hancock Holding Co.	1,947	88,511
Hanmi Financial Corp.	3,128	6,444
Harleysville National Corp.	3,271	47,233
Heartland Financial USA, Inc.	1,017	20,940
Heritage Commerce Corp.	834	9,374
Home Bancshares, Inc.	1,056	28,459
IBERIABANK Corp.	976	46,848
Independent Bank Corp.	1,230	32,177
Integra Bank Corp.	1,602	2,195
International Bancshares Corp.	3,847	83,980
Investors Bancorp, Inc.*	3,330	44,722
Lakeland Bancorp, Inc.	1,608	18,106
Lakeland Financial Corp.	975	23,224
MainSource Financial Group, Inc.	1,480	22,940
MB Financial, Inc.	2,625	73,369
Midwest Banc Holdings, Inc.	1,707	2,390
Nara Bancorp, Inc.	1,816	17,851
NBT Bancorp, Inc.	2,430	67,943
Northfield Bancorp, Inc.	1,568	17,640
Old National Bancorp	5,003	90,854
Old Second Bancorp, Inc.	1,095	12,702
Oriental Financial Group, Inc.	1,831	11,078
Pacific Capital Bancorp	3,497	59,029
Pacific Continental Corp.	850	12,724
PacWest Bancorp	1,907	51,298
Park National Corp.	840	60,270
Peapack Gladstone Financial Corp.	662	17,636
Pennsylvania Commerce Bancorp, Inc.*	413	11,011

Equity Securities - Cont'd	Shares	Value
Commercial Banks - Cont'd
Peoples Bancorp, Inc.	821	$15,706
Pinnacle Financial Partners, Inc.*	1,707	50,886
PremierWest Bancorp	1,543	10,323
PrivateBancorp, Inc.	1,627	52,812
Prosperity Bancshares, Inc.	2,966	87,764
Provident Bankshares Corp.	2,642	25,522
Renasant Corp.	1,633	27,810
Republic Bancorp, Inc.	737	20,046
S&T Bancorp, Inc.	1,803	64,007
Sandy Spring Bancorp, Inc.	1,309	28,575
Santander BanCorp	295	3,685
SCBT Financial Corp.	813	28,048
Seacoast Banking Corp of Florida	1,181	7,795
Shore Bancshares, Inc.	669	16,049
Sierra Bancorp	592	12,432
Signature Bank*	2,698	77,406
Simmons First National Corp.	1,041	30,678
Smithtown Bancorp, Inc.	784	12,567
South Financial Group, Inc.	5,707	24,654
Southside Bancshares, Inc.	967	22,725
Southwest Bancorp, Inc.	1,158	15,008
State Bancorp, Inc.	1,141	11,113
StellarOne Corp.	1,700	28,730
Sterling BanCorp.	1,434	20,119
Sterling Bancshares, Inc.	5,538	33,671
Sterling Financial Corp.	3,940	34,672
Suffolk Bancorp	763	27,415
Sun Bancorp, Inc.*	1,116	8,359
Susquehanna Bancshares, Inc.	6,509	103,558
SVB Financial Group*	2,266	59,437
SY Bancorp, Inc.	1,009	27,748
Texas Capital Bancshares, Inc.*	2,090	27,922
Tompkins Financial Corp.	466	27,005
TowneBank	1,583	39,243
Trico Bancshares	1,106	27,617
Trustmark Corp.	3,741	80,768
UCBH Holdings, Inc.	8,361	57,524
UMB Financial Corp.	2,357	115,823
Umpqua Holdings Corp.	4,549	65,824
Union Bankshares Corp.	1,075	26,660
United Bankshares, Inc.	2,868	95,275
United Community Banks, Inc.	3,084	41,874
United Security Bancshares	674	7,805
Univest Corp of Pennsylvania	1,024	32,911
W Holding Co., Inc.	153	1,579
Washington Trust Bancorp, Inc.	909	17,953
WesBanco, Inc.	2,007	54,610
West Bancorporation, Inc.	1,387	16,991
West Coast Bancorp	1,251	8,244
Westamerica Bancorporation	2,201	112,581
Western Alliance Bancorp*	1,441	14,540
Wilshire Bancorp, Inc.	1,534	13,929
Wintrust Financial Corp.	1,785	36,717
Yadkin Valley Financial Corp.	913	13,010
		4,648,182

Commercial Services & Supplies - 2.7%
ABM Industries, Inc.	3,302	62,903
ACCO Brands Corp.*	4,316	14,890

Equity Securities - Cont'd	Shares	Value
Commercial Services & Supplies - Cont'd
American Ecology Corp.	1,232	$24,923
American Reprographics Co.*	2,901	20,017
Amrep Corp.*	138	4,317
ATC Technology Corp.*	1,606	23,496
Bowne & Co., Inc.	2,143	12,601
Casella Waste Systems, Inc.*	1,794	7,320
Cenveo, Inc.*	3,827	17,030
Clean Harbors, Inc.*	1,498	95,033
Comfort Systems USA, Inc.	3,152	33,600
Consolidated Graphics, Inc.*	794	17,976
Cornell Cos, Inc.*	886	16,471
Courier Corp.	832	14,893
Deluxe Corp.	3,904	58,404
EnergySolutions, Inc.	2,646	14,950
EnerNOC, Inc.*	771	5,736
Ennis, Inc.	2,050	24,826
Fuel Tech, Inc.*	1,411	14,942
G&K Services, Inc.	1,500	30,330
GEO Group, Inc.:
Common	3,853	69,470
Escrow (b)	100,000	12
GeoEye, Inc.*	1,363	26,210
Healthcare Services Group	3,276	52,187
Herman Miller, Inc.	4,245	55,312
HNI Corp.	3,375	53,460
ICT Group, Inc.*	698	3,197
Innerworkings, Inc.*	2,519	16,499
Interface, Inc.	4,032	18,708
Kimball International, Inc., Class B	2,544	21,904
Knoll, Inc.	3,659	33,004
M&F Worldwide Corp.*	907	14,013
Mcgrath RentCorp	1,845	39,409
Metalico, Inc.*	1,927	2,987
Mine Safety Appliances Co.	2,344	56,045
Mobile Mini, Inc.*	2,621	37,795
Multi-Color Corp.	757	11,976
PRG-Schultz International, Inc.*	1,195	4,876
Protection One, Inc.*	430	2,055
Rollins, Inc.	3,157	57,079
Schawk, Inc.	1,200	13,752
Standard Parking Corp.*	664	12,842
Standard Register Co.	1,196	10,680
SYKES Enterprises, Inc.*	2,499	47,781
Team, Inc.*	1,399	38,752
Tetra Tech, Inc.*	4,454	107,564
United Stationers, Inc.*	1,769	59,244
Viad Corp.	1,568	38,792
Waste Connections, Inc.*	6,110	192,893
Waste Services, Inc.*	1,892	12,449
		1,625,605

Communications Equipment - 2.5%
3Com Corp.*	30,599	69,766
Acme Packet, Inc.*	2,165	11,388
Adtran, Inc.	4,247	63,195
Airvana, Inc.*	1,921	11,757
Anaren, Inc.*	1,154	13,790
Arris Group, Inc.*	9,262	73,633
Aruba Networks, Inc.*	4,167	10,626
Avanex Corp.*	1,071	1,125

Equity Securities - Cont'd	Shares	Value
Communications Equipment - Cont'd
Avocent Corp.*	3,368	$60,321
Bel Fuse, Inc., Class B	945	20,034
BigBand Networks, Inc.*	2,619	14,457
Black Box Corp.	1,325	34,609
Blue Coat Systems, Inc.*	2,507	21,059
Bookham, Inc.*	8,027	3,612
Cogo Group, Inc.*	2,053	9,978
Comtech Telecommunications Corp.*	1,831	83,896
DG FastChannel, Inc.*	1,217	15,188
Digi International, Inc.*	2,054	16,658
EMS Technologies, Inc.*	1,243	32,156
Emulex Corp.*	6,377	44,511
Extreme Networks*	6,916	16,183
Finisar Corp.*	31,447	11,950
Globecomm Systems, Inc.*	1,607	8,822
Harmonic, Inc.*	7,112	39,898
Harris Stratex Networks, Inc.*	1,952	10,072
Hughes Communications, Inc.*	572	9,118
Infinera Corp.*	7,002	62,738
InterDigital, Inc.*	3,427	94,242
Ixia*	3,370	19,479
Loral Space & Communications, Inc.*	930	13,513
MRV Communications, Inc.*	12,231	9,418
Netgear, Inc.*	2,671	30,476
Neutral Tandem, Inc.*	1,327	21,524
Nextwave Wireless, Inc.*	3,861	347
Oplink Communications, Inc.*	1,714	14,740
Opnext, Inc.*	1,520	2,660
Orbcomm, Inc.*	2,519	5,441
Parkervision, Inc.*	1,832	4,525
PC-Tel, Inc.	1,456	9,566
Plantronics, Inc.	3,698	48,814
Polycom, Inc.*	6,618	89,409
Powerwave Technologies, Inc.*	10,470	5,235
Riverbed Technology, Inc.*	4,237	48,259
Seachange International, Inc.*	2,460	17,737
ShoreTel, Inc.*	3,451	15,495
Sonus Networks, Inc.*	15,482	24,462
Starent Networks Corp.*	2,370	28,274
Sycamore Networks, Inc.*	14,503	39,013
Symmetricom, Inc.*	3,578	14,133
Tekelec*	4,932	65,793
Utstarcom, Inc.*	8,802	16,284
Viasat, Inc.*	1,919	46,210
		1,455,589

Computers & Peripherals - 0.8%
3PAR, Inc.*	2,170	16,644
Adaptec, Inc.*	9,636	31,799
Avid Technology, Inc.*	2,279	24,864
Compellent Technologies, Inc.*	1,125	10,946
Cray, Inc.*	2,516	5,233
Data Domain, Inc.*	2,501	47,019
Electronics for Imaging, Inc.*	4,022	38,450
Hutchinson Technology, Inc.*	1,879	6,539
Hypercom Corp.*	4,135	4,466
Imation Corp.	2,260	30,668
Immersion Corp.*	2,323	13,683
Intermec, Inc.*	4,658	61,858

Equity Securities - Cont'd	Shares	Value
Computers & Peripherals - Cont'd
Intevac, Inc.*	1,729	$8,766
Isilon Systems, Inc.*	1,962	6,455
Netezza Corp.*	2,983	19,807
Novatel Wireless, Inc.*	2,483	11,521
Palm, Inc.*	8,118	24,922
Presstek, Inc.*	2,198	7,056
Quantum Corp.*	16,021	5,768
Rackable Systems, Inc.*	2,362	9,306
Rimage Corp.*	769	10,312
STEC, Inc.*	2,486	10,590
Stratasys, Inc.*	1,645	17,684
Super Micro Computer, Inc.*	1,763	11,160
Synaptics, Inc.*	2,570	42,559
		478,075

Construction & Engineering - 1.0%
Dycom Industries, Inc.*	3,143	25,835
EMCOR Group, Inc.*	5,128	115,021
Furmanite Corp.*	2,902	15,642
Granite Construction, Inc.	2,503	109,957
Great Lakes Dredge & Dock Corp.	3,173	13,168
Insituform Technologies, Inc.*	2,213	43,574
Integrated Electrical Services, Inc.*	617	5,405
Layne Christensen Co.*	1,451	34,839
MasTec, Inc.*	3,252	37,658
Michael Baker Corp.*	583	21,519
Northwest Pipe Co.*	689	29,358
Orion Marine Group, Inc.*	1,719	16,606
Perini Corp.*	3,788	88,563
Pike Electric Corp.*	1,368	16,826
Sterling Construction Co., Inc.*	919	17,038
		591,009

Construction Materials - 0.2%
Headwaters, Inc.*	3,177	21,445
Texas Industries, Inc.	1,765	60,892
United States Lime & Minerals, Inc.*	143	3,425
US Concrete, Inc.*	3,167	10,641
		96,403

Consumer Finance - 0.4%
Advance America Cash Advance Centers, Inc.	3,524	6,660
Advanta Corp., Class B	3,051	6,377
Cardtronics, Inc.*	1,000	1,290
Cash America International, Inc.	2,196	60,061
CompuCredit Corp.*	1,284	7,100
Credit Acceptance Corp.*	474	6,494
Dollar Financial Corp.*	1,931	19,889
Ezcorp, Inc.*	2,912	44,291
First Cash Financial Services, Inc.*	1,582	30,153
First Marblehead Corp.*	5,507	7,104
Nelnet, Inc.	1,394	19,976
World Acceptance Corp.*	1,289	25,471
		234,866

Containers & Packaging - 0.4%
AEP Industries, Inc.*	466	8,192
Boise, Inc.*	2,845	1,223

Equity Securities - Cont'd	Shares	Value
Containers & Packaging - Cont'd
Bway Holding Co.*	596	$4,744
Graphic Packaging Holding Co.*	11,515	13,127
Myers Industries, Inc.	2,159	17,272
Rock-Tenn Co.	2,881	98,473
Silgan Holdings, Inc.	1,908	91,222
		234,253

Distributors - 0.0%
Aristotle Corp.*	90	327
Audiovox Corp.*	1,390	6,964
Core-Mark Holding Co., Inc.*	750	16,140
		23,431

Diversified Consumer Services - 1.0%
American Public Education, Inc.*	832	30,942
Capella Education Co.*	1,077	63,284
Coinstar, Inc.*	2,111	41,186
Corinthian Colleges, Inc.*	6,434	105,325
Grand Canyon Education, Inc.*	800	15,024
Jackson Hewitt Tax Service, Inc.	2,266	35,553
K12, Inc.*	500	9,535
Learning Tree International, Inc.*	713	6,075
Lincoln Educational Services Corp.*	319	4,227
Matthews International Corp.	2,361	86,601
Pre-Paid Legal Services, Inc.*	602	22,449
Princeton Review, Inc.*	1,065	5,250
Regis Corp.	3,252	47,251
Sotheby's	5,094	45,286
Steiner Leisure Ltd.*	1,232	36,369
Stewart Enterprises, Inc.	6,319	19,020
Universal Technical Institute, Inc.*	1,716	29,464
		602,841

Diversified Financial Services - 0.7%
Ampal American Israel*	1,584	919
Asset Acceptance Capital Corp.*	1,189	6,076
Compass Diversified Holdings	1,899	21,364
Encore Capital Group, Inc.*	1,065	7,668
Fifth Street Finance Corp.	804	6,070
Financial Federal Corp.	1,924	44,771
Interactive Brokers Group, Inc.*	3,071	54,940
Life Partners Holdings, Inc.	473	20,642
MarketAxess Holdings, Inc.*	2,470	20,155
Medallion Financial Corp.	1,184	9,034
National Penn Bancshares, Inc.:
Common	6,022	87,379
Fractional Shares* (b)	25,000	5
NewStar Financial, Inc.*	1,906	7,605
PHH Corp.*	4,082	51,964
Pico Holdings, Inc.*	1,225	32,560
Portfolio Recovery Associates, Inc.*	1,145	38,747
Primus Guaranty Ltd.*	1,856	2,116
Resource America, Inc.	783	3,132
		415,147

Diversified Telecommunication Services - 0.9%
Alaska Communications Systems Group, Inc.	3,276	30,729
Atlantic Tele-Network, Inc.	726	19,275
Cbeyond, Inc.*	1,909	30,506
Cincinnati Bell, Inc.*	18,446	35,601
Cogent Communications Group, Inc.*	3,576	23,351

Equity Securities - Cont'd	Shares	Value
Diversified Telecommunication Services - Cont'd
Consolidated Communications Holdings, Inc.	1,846	$21,931
Fairpoint Communications, Inc.	6,727	22,065
General Communication, Inc.*	3,603	29,148
Global Crossing Ltd.*	2,084	16,547
Globalstar, Inc.*	3,342	668
Hungarian Telephone & Cable Corp.*	384	3,302
Ibasis, Inc.*	2,561	3,611
IDT Corp., Class B*	4,308	1,723
Iowa Telecommunications Services, Inc.	2,424	34,615
NTELOS Holdings Corp.	2,257	55,658
PAETEC Holding Corp.*	9,846	14,178
Premiere Global Services, Inc.*	4,678	40,278
Shenandoah Telecommunications Co.	1,784	50,041
tw telecom, Inc.*	11,115	94,144
Vonage Holdings Corp.*	4,093	2,701
		530,072

Electric Utilities - 1.7%
Allete, Inc.	1,972	63,636
Central Vermont Public Service Corp.	824	19,661
Cleco Corp.	4,547	103,808
El Paso Electric Co.*	3,389	61,307
Empire District Electric Co.	2,555	44,968
IDACORP, Inc.	3,421	100,748
ITC Holdings Corp.	3,738	163,276
MGE Energy, Inc.	1,669	55,077
Portland General Electric Co.	4,725	91,996
UIL Holdings Corp.	1,916	57,537
Unisource Energy Corp.	2,605	76,483
Westar Energy, Inc.	7,925	162,542
		1,001,039

Electrical Equipment - 2.0%
A.O. Smith Corp.	1,512	44,634
Acuity Brands, Inc.	3,071	107,209
Advanced Battery Technologies, Inc.*	3,310	8,805
Akeena Solar, Inc.*	1,665	2,864
American Superconductor Corp.*	3,180	51,866
AZZ, Inc.*	919	23,067
Baldor Electric Co.	3,465	61,850
Beacon Power Corp.*	7,067	3,745
Belden, Inc.	3,294	68,779
Brady Corp.	3,801	91,034
Capstone Turbine Corp.*	11,601	9,745
China BAK Battery, Inc.*	2,409	3,903
Coleman Cable, Inc.*	552	2,501
Encore Wire Corp.	1,453	27,549
Ener1, Inc.*	2,863	20,470
Energy Conversion Devices, Inc.*	3,411	85,991
EnerSys*	2,077	22,847
Evergreen Solar, Inc.*	10,549	33,651
Franklin Electric Co., Inc.	1,732	48,686
FuelCell Energy, Inc.*	5,465	21,204
Fushi Copperweld, Inc.*	1,149	6,055
GrafTech International Ltd.*	9,055	75,338
GT Solar International, Inc.*	2,291	6,621
Harbin Electric, Inc.*	500	3,995
II-VI, Inc.*	1,848	35,278

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - Cont'd
LaBarge, Inc.*	972	$13,948
LSI Industries, Inc.	1,507	10,353
Medis Technologies Ltd.*	2,122	955
Microvision, Inc.*	4,522	7,597
Orion Energy Systems, Inc.*	723	3,911
Plug Power, Inc.*	6,384	6,512
Polypore International, Inc.*	1,270	9,601
Powell Industries, Inc.*	590	17,122
Power-One, Inc.*	5,945	7,075
PowerSecure International, Inc.*	1,349	4,438
Preformed Line Products Co.	216	9,945
Regal-Beloit Corp.	2,433	92,430
Ultralife Corp.*	1,001	13,423
Valence Technology, Inc.*	4,040	7,353
Vicor Corp.	1,546	10,219
Woodward Governor Co.	4,441	102,232
		1,184,801

Electronic Equipment & Instruments - 1.8%
Agilysys, Inc.	1,809	7,761
Anixter International, Inc.*	2,255	67,921
Benchmark Electronics, Inc.*	5,098	65,101
Brightpoint, Inc.*	3,914	17,026
Checkpoint Systems, Inc.*	2,991	29,431
China Security & Surveillance Technology, Inc.*	2,142	9,489
Cogent, Inc.*	3,104	42,121
Cognex Corp.	3,166	46,857
Coherent, Inc.*	1,786	38,328
Comverge, Inc.*	1,739	8,521
CPI International, Inc.*	758	6,564
CTS Corp.	2,681	14,772
Daktronics, Inc.	2,468	23,100
DTS, Inc.*	1,420	26,057
Echelon Corp.*	2,363	19,258
Electro Rent Corp.	1,716	19,151
Electro Scientific Industries, Inc.*	2,161	14,673
Elixir Gaming Technologies, Inc.*	5,396	701
FARO Technologies, Inc.*	1,329	22,407
Gerber Scientific, Inc.*	1,886	9,637
ICx Technologies, Inc.*	1,092	8,638
Insight Enterprises, Inc.*	3,549	24,488
IPG Photonics Corp.*	1,532	20,192
Kemet Corp.*	6,457	1,743
L-1 Identity Solutions, Inc.*	4,904	33,053
Littelfuse, Inc.*	1,644	27,290
Maxwell Technologies, Inc.*	1,454	7,372
Measurement Specialties, Inc.*	1,150	7,993
Mercury Computer Systems, Inc.*	1,813	11,440
Methode Electronics, Inc.	3,028	20,409
MTS Systems Corp.	1,326	35,325
Multi-Fineline Electronix, Inc.*	692	8,089
Newport Corp.*	2,855	19,357
OSI Systems, Inc.*	1,254	17,368
Park Electrochemical Corp.	1,540	29,198
PC Connection, Inc.*	756	3,871
PC Mall, Inc.*	882	3,537
Plexus Corp.*	3,022	51,223
Radisys Corp.*	1,788	9,888
Rofin-Sinar Technologies, Inc.*	2,246	46,223

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Instruments - Cont'd
Rogers Corp.*	1,359	$37,739
Sanmina-SCI Corp.*	40,506	19,038
Scansource, Inc.*	1,992	38,386
Smart Modular Technologies WWH, Inc.*	3,531	5,438
SYNNEX Corp.*	1,387	15,715
Technitrol, Inc.	3,261	11,348
TTM Technologies, Inc.*	3,401	17,719
Universal Display Corp.*	2,305	21,782
Zygo Corp.*	1,269	8,769
		1,051,507

Energy Equipment & Services - 1.2%
Allis-Chalmers Energy, Inc.*	2,233	12,282
Basic Energy Services, Inc.*	3,128	40,789
Bolt Technology Corp.*	687	4,782
Bristow Group, Inc.*	1,831	49,053
BronCo Drilling Co., Inc.*	2,094	13,527
Cal Dive International, Inc.*	3,522	22,928
CARBO Ceramics, Inc.	1,555	55,249
Complete Production Services, Inc.*	3,628	29,568
Dawson Geophysical Co.*	616	10,971
Dril-Quip, Inc.*	2,341	48,014
ENGlobal Corp.*	2,157	7,010
Geokinetics, Inc.*	381	941
Gulf Island Fabrication, Inc.	970	13,978
Gulfmark Offshore, Inc.*	1,707	40,610
Hornbeck Offshore Services, Inc.*	1,756	28,693
ION Geophysical Corp.*	6,405	21,969
Lufkin Industries, Inc.	1,119	38,606
Matrix Service Co.*	2,042	15,662
Mitcham Industries, Inc.*	781	3,101
NATCO Group, Inc.*	1,518	23,043
Natural Gas Services Group, Inc.*	964	9,765
Newpark Resources*	6,789	25,119
OYO Geospace Corp.*	325	5,678
Parker Drilling Co.*	8,555	24,810
PHI, Inc.*	1,087	15,229
Pioneer Drilling Co.*	3,725	20,748
Precision Drilling Trust	2,319	19,459
RPC, Inc.	2,311	22,555
Sulphco, Inc.*	4,243	3,988
Superior Well Services, Inc.*	1,316	13,160
T-3 Energy Services, Inc.*	994	9,383
Trico Marine Services, Inc.*	1,011	4,519
Union Drilling, Inc.*	1,119	5,808
Willbros Group, Inc.*	2,941	24,910
		685,907

Food & Staples Retailing - 0.9%
Andersons, Inc.	1,371	22,594
Arden Group, Inc.	92	11,592
Casey's General Stores, Inc.	3,835	87,323
Great Atlantic & Pacific Tea Co.*	2,811	17,625
Ingles Markets, Inc.	1,002	17,625
Nash Finch Co.	963	43,229
Pantry, Inc.*	1,681	36,058
Pricesmart, Inc.	1,150	23,759
Ruddick Corp.	3,182	87,982
Spartan Stores, Inc.	1,655	38,479

Equity Securities - Cont'd	Shares	Value
Food & Staples Retailing - Cont'd
Susser Holdings Corp.*	620	$8,240
United Natural Foods, Inc.*	3,239	57,719
Village Super Market, Inc.	255	14,634
Weis Markets, Inc.	879	29,561
Winn-Dixie Stores, Inc.*	4,092	65,881
		562,301

Food Products - 2.0%
AgFeed Industries, Inc.*	1,582	2,547
Alico, Inc.	267	10,944
American Dairy, Inc.*	566	8,513
B&G Foods, Inc.	1,602	8,651
Calavo Growers, Inc.	827	9,510
Cal-Maine Foods, Inc.	1,034	29,676
Chiquita Brands International, Inc.*	3,274	48,390
Darling International, Inc.*	6,173	33,890
Diamond Foods, Inc.	1,210	24,381
Farmer Bros Co.	538	13,418
Flowers Foods, Inc.	5,835	142,141
Fresh Del Monte Produce, Inc.*	3,171	71,094
Green Mountain Coffee Roasters, Inc.*	1,302	50,387
Griffin Land & Nurseries, Inc.	267	9,842
Hain Celestial Group, Inc.*	3,061	58,434
HQ Sustainable Maritime Industries, Inc.*	532	4,166
Imperial Sugar Co.	949	13,609
J&J Snack Foods Corp.	1,068	38,320
Lancaster Colony Corp.	1,521	52,170
Lance, Inc.	2,043	46,866
Lifeway Foods, Inc.*	385	3,457
Omega Protein Corp.*	1,463	5,867
Ralcorp Holdings, Inc.*	4,311	251,762
Reddy Ice Holdings, Inc.	1,424	2,051
Sanderson Farms, Inc.	1,533	52,980
Smart Balance, Inc.*	4,991	33,939
Synutra International, Inc.*	827	9,114
Tootsie Roll Industries, Inc.	1,799	46,072
TreeHouse Foods, Inc.*	2,360	64,286
Zhongpin, Inc.*	1,470	17,640
		1,164,117

Gas Utilities - 1.5%
Chesapeake Utilities Corp.	543	17,094
Laclede Group, Inc.	1,651	77,333
New Jersey Resources Corp.	3,173	124,858
Nicor, Inc.	3,411	118,498
Northwest Natural Gas Co.	1,999	88,416
Piedmont Natural Gas Co., Inc.	5,630	178,302
South Jersey Industries, Inc.	2,246	89,503
Southwest Gas Corp.	3,275	82,595
WGL Holdings, Inc.	3,747	122,489
		899,088

Health Care Equipment & Supplies - 3.8%
Abaxis, Inc.*	1,727	27,684
Abiomed, Inc.*	2,571	42,216
Accuray, Inc.*	2,876	14,840
Align Technology, Inc.*	4,684	40,985
Alphatec Holdings, Inc.*	1,987	4,669
American Medical Systems Holdings, Inc.*	5,502	49,463

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - Cont'd
Analogic Corp.	1,015	$27,689
Angiodynamics, Inc.*	1,927	26,381
Arthrocare Corp.*	2,012	9,597
Atrion Corp.	120	11,652
Cantel Medical Corp.*	995	14,597
Cardiac Science Corp.*	1,550	11,625
Conceptus, Inc.*	2,281	34,717
Conmed Corp.*	2,169	51,926
CryoLife, Inc.*	2,218	21,537
Cyberonics, Inc.*	1,892	31,350
Cynosure, Inc.*	762	6,957
Datascope Corp.	1,000	52,240
DexCom, Inc.*	2,091	5,771
ev3, Inc.*	5,317	32,434
Exactech, Inc.*	562	9,464
Greatbatch, Inc.*	1,733	45,855
Haemonetics Corp.*	1,944	109,836
Hansen Medical, Inc.*	1,359	9,812
ICU Medical, Inc.*	880	29,163
I-Flow Corp.*	1,642	7,882
Immucor, Inc.*	5,297	140,794
Insulet Corp.*	1,462	11,287
Integra LifeSciences Holdings Corp.*	1,346	47,877
Invacare Corp.	2,424	37,620
IRIS International, Inc.*	1,467	20,450
Kensey Nash Corp.*	576	11,180
Masimo Corp.*	3,479	103,779
Medical Action Industries, Inc.*	1,125	11,250
Mentor Corp.	2,553	78,964
Meridian Bioscience, Inc.	3,042	77,480
Merit Medical Systems, Inc.*	2,087	37,420
Micrus Endovascular Corp.*	1,240	14,396
Natus Medical, Inc.*	2,084	26,988
Neogen Corp.*	1,148	28,677
NuVasive, Inc.*	2,690	93,209
NxStage Medical, Inc.*	1,958	5,228
OraSure Technologies, Inc.*	3,551	13,068
Orthofix International NV*	1,362	20,879
Orthovita, Inc.*	5,276	17,886
Palomar Medical Technologies, Inc.*	1,454	16,765
Quidel Corp.*	2,123	27,748
RTI Biologics, Inc.*	4,061	11,208
Sirona Dental Systems, Inc.*	1,345	14,123
Somanetics Corp.*	910	15,024
SonoSite, Inc.*	1,339	25,548
Spectranetics Corp.*	2,522	6,582
Stereotaxis, Inc.*	2,011	8,848
STERIS Corp.	4,423	105,665
SurModics, Inc.*	1,167	29,490
Symmetry Medical, Inc.*	2,680	21,360
Synovis Life Technologies, Inc.*	993	18,609
Thoratec Corp.*	4,117	133,761
TomoTherapy, Inc.*	3,263	7,766
TranS1, Inc.*	973	7,015
Vision-Sciences, Inc.*	1,341	2,052
Vnus Medical Technologies, Inc.*	1,037	16,820
Volcano Corp.*	3,564	53,460
West Pharmaceutical Services, Inc.	2,447	92,423

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - Cont'd
Wright Medical Group, Inc.*	2,809	$57,388
Zoll Medical Corp.*	1,579	29,827
		2,230,256

Health Care Providers & Services - 3.4%
Air Methods Corp.*	855	13,672
Alliance Imaging, Inc.*	1,964	15,653
Almost Family, Inc.*	508	22,850
Amedisys, Inc.*	2,003	82,804
AMERIGROUP Corp.*	4,052	119,615
AMN Healthcare Services, Inc.*	2,673	22,614
AmSurg Corp.*	2,383	55,619
Assisted Living Concepts, Inc.*	4,372	18,144
ATHENAHEALTH, Inc.*	1,562	58,763
Bio-Reference Laboratories, Inc.*	920	24,132
BMP Sunstone Corp.*	1,844	10,271
Capital Senior Living Corp.*	1,797	5,355
CardioNet, Inc.*	359	8,849
Catalyst Health Solutions, Inc.*	2,499	60,851
Centene Corp.*	3,288	64,807
Chemed Corp.	1,716	68,245
Chindex International, Inc.*	880	6,996
Corvel Corp.*	639	14,045
Cross Country Healthcare, Inc.*	2,311	20,314
Emergency Medical Services Corp.*	743	27,201
Emeritus Corp.*	1,569	15,737
Ensign Group, Inc.	663	11,099
Five Star Quality Care, Inc.*	2,536	3,880
Genoptix, Inc.*	663	22,595
Gentiva Health Services, Inc.*	1,922	56,238
Hanger Orthopedic Group, Inc.*	2,361	34,258
Healthsouth Corp.*	6,653	72,917
Healthspring, Inc.*	3,744	74,768
Healthways, Inc.*	2,656	30,491
HMS Holdings Corp.*	1,891	59,604
inVentiv Health, Inc.*	2,633	30,385
IPC The Hospitalist Co., Inc.*	486	8,179
Kindred Healthcare, Inc.*	2,119	27,589
Landauer, Inc.	704	51,603
LHC Group, Inc.*	1,107	39,852
Magellan Health Services, Inc.*	3,061	119,869
Medcath Corp.*	1,268	13,238
Molina Healthcare, Inc.*	1,158	20,392
MWI Veterinary Supply, Inc.*	818	22,053
National Healthcare Corp.	641	32,460
National Research Corp.	137	3,968
Nighthawk Radiology Holdings, Inc.*	1,999	9,715
Odyssey HealthCare, Inc.*	2,610	24,143
Owens & Minor, Inc.	3,107	116,979
PharMerica Corp.*	2,299	36,025
Providence Service Corp.*	972	1,409
PSS World Medical, Inc.*	4,689	88,247
Psychiatric Solutions, Inc.*	4,192	116,747
RadNet, Inc.*	1,700	5,695
RehabCare Group, Inc.*	1,438	21,800
Res-Care, Inc.*	1,872	28,117
Skilled Healthcare Group, Inc.*	1,394	11,765
Sun Healthcare Group, Inc.*	3,246	28,727
Sunrise Senior Living, Inc.*	3,577	6,009

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
Triple-S Management Corp., Class B*	1,100	$12,650
U.S. Physical Therapy, Inc.*	946	12,610
Universal American Corp.*	2,972	26,213
Virtual Radiologic Corp.*	557	4,723
		2,023,549

Health Care Technology - 0.5%
Allscripts-Misys Healthcare Solutions, Inc.	11,147	110,578
Computer Programs & Systems, Inc.	736	19,725
Eclipsys Corp.*	4,111	58,335
MedAssets, Inc.*	1,371	20,016
Omnicell, Inc.*	2,427	29,634
Phase Forward, Inc.*	3,233	40,477
Vital Images, Inc.*	1,237	17,207
		295,972

Hotels, Restaurants & Leisure - 2.3%
AFC Enterprises, Inc.*	2,011	9,432
Ambassadors Group, Inc.	1,521	13,993
Ameristar Casinos, Inc.	2,025	17,496
Bally Technologies, Inc.*	4,138	99,436
BJ's Restaurants, Inc.*	1,387	14,938
Bluegreen Corp.*	1,023	3,202
Bob Evans Farms, Inc.	2,341	47,827
Buffalo Wild Wings, Inc.*	1,347	34,551
California Pizza Kitchen, Inc.*	1,678	17,988
CEC Entertainment, Inc.*	1,524	36,957
Cheesecake Factory*	4,581	46,268
Churchill Downs, Inc.	763	30,840
CKE Restaurants, Inc.	3,962	34,390
Cracker Barrel Old Country Store, Inc.	1,675	34,488
Denny's Corp.*	7,569	15,062
DineEquity, Inc.	1,387	16,034
Domino's Pizza, Inc.*	3,125	14,719
Dover Downs Gaming & Entertainment, Inc.	975	3,101
Dover Motorsports, Inc.	1,208	1,570
Einstein Noah Restaurant Group, Inc.*	351	2,018
Gaylord Entertainment Co.*	3,087	33,463
Great Wolf Resorts, Inc.*	2,359	3,633
Isle of Capri Casinos, Inc.*	1,259	4,029
Jack in the Box, Inc.*	4,450	98,301
Krispy Kreme Doughnuts, Inc.*	4,485	7,535
Landry's Restaurants, Inc.	929	10,776
Life Time Fitness, Inc.*	2,632	34,084
Lodgian, Inc.*	1,293	2,754
Luby's, Inc.*	1,719	7,203
Marcus Corp.	1,614	26,195
Monarch Casino & Resort, Inc.*	1,004	11,697
Morgans Hotel Group Co.*	2,151	10,024
O'Charleys, Inc.	1,444	2,888
Papa John's International, Inc.*	1,711	31,534
Peet's Coffee & Tea, Inc.*	1,113	25,877
PF Chang's China Bistro, Inc.*	1,829	38,299
Pinnacle Entertainment, Inc.*	4,778	36,695
Red Robin Gourmet Burgers, Inc.*	1,342	22,586
Rick's Cabaret International, Inc.*	481	1,919
Riviera Holdings Corp.*	735	2,205
Ruby Tuesday, Inc.*	4,183	6,525
Ruth's Hospitality Group, Inc.*	1,602	2,211

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - Cont'd
Shuffle Master, Inc.*	4,203	$20,847
Six Flags, Inc.*	5,454	1,691
Sonic Corp.*	4,532	55,154
Speedway Motorsports, Inc.	1,075	17,318
Steak N Shake Co.*	2,288	13,614
Texas Roadhouse, Inc.*	3,962	30,706
Town Sports International Holdings, Inc.*	1,394	4,447
Vail Resorts, Inc.*	2,367	62,962
Wendy's/Arby's Group, Inc.	30,043	148,412
WMS Industries, Inc.*	3,317	89,227
		1,359,121

Household Durables - 0.9%
American Greetings Corp.	3,697	27,986
Beazer Homes USA, Inc.*	3,012	4,759
Blyth, Inc.	1,947	15,264
Brookfield Homes Corp.	809	3,495
Cavco Industries, Inc.*	516	13,875
Champion Enterprises, Inc.*	6,189	3,466
CSS Industries, Inc.	624	11,070
Ethan Allen Interiors, Inc.	1,863	26,771
Furniture Brands International, Inc.	3,311	7,317
Helen of Troy Ltd.*	2,285	39,668
Hooker Furniture Corp.	751	5,753
Hovnanian Enterprises, Inc.*	3,696	6,357
iRobot Corp.*	1,426	12,877
La-Z-Boy, Inc.	4,097	8,890
Libbey, Inc.	1,164	1,455
M/I Homes, Inc.	1,117	11,773
Meritage Homes Corp.*	2,327	28,320
National Presto Industries, Inc.	358	27,566
Palm Harbor Homes, Inc.*	644	3,207
Russ Berrie & Co., Inc.*	1,277	3,793
Ryland Group, Inc.	3,204	56,615
Sealy Corp.	3,443	8,642
Skyline Corp.	544	10,874
Standard Pacific Corp.*	9,850	17,533
Tempur-Pedic International, Inc.	5,643	40,009
Tupperware Brands Corp.	4,684	106,327
Universal Electronics, Inc.*	1,127	18,280
		521,942

Household Products - 0.1%
Central Garden and Pet Co.*	5,129	30,261
WD-40 Co.	1,247	35,278
		65,539

Oil, Gas & Consumable Fuels - 0.1%
Ormat Technologies, Inc.	1,353	43,120
Synthesis Energy Systems, Inc.*	1,536	1,044
US Geothermal, Inc.*	4,942	4,102
		48,266

Industrial Conglomerates - 0.3%
Otter Tail Corp.	2,668	62,244
Raven Industries, Inc.	1,208	29,113
Seaboard Corp.	27	32,238
Standex International Corp.	996	19,761

Equity Securities - Cont'd	Shares	Value
Industrial Conglomerates - Cont'd
Tredegar Corp.	1,919	$34,887
United Capital Corp.*	143	2,594
		180,837

Insurance - 4.3%
AMBAC Financial Group, Inc.	21,674	28,176
American Equity Investment Life Holding Co.	4,383	30,681
American Physicians Capital, Inc.	636	30,592
American Safety Insurance Holdings Ltd.*	845	11,162
Amerisafe, Inc.*	1,500	30,795
Amtrust Financial Services, Inc.	1,262	14,639
Argo Group International Holdings Ltd.*	2,331	79,068
Aspen Insurance Holdings Ltd.	6,450	156,412
Assured Guaranty Ltd.	4,219	48,097
Baldwin & Lyons, Inc., Class B	684	12,442
Castlepoint Holdings Ltd.	2,665	36,137
Citizens, Inc.*	2,842	27,567
CNA Surety Corp.*	1,333	25,594
Crawford & Co., Class B*	1,827	26,565
Delphi Financial Group, Inc.	3,129	57,699
Donegal Group, Inc.	916	15,361
eHealth, Inc.*	1,986	26,374
EMC Insurance Group, Inc.	467	11,979
Employers Holdings, Inc.	3,729	61,528
Enstar Group Ltd.*	424	25,075
FBL Financial Group, Inc.	1,022	15,790
First Acceptance Corp.*	1,175	3,408
First Mercury Financial Corp.*	1,158	16,513
Flagstone Reinsurance Holdings Ltd.	2,400	23,448
Fpic Insurance Group, Inc.*	645	28,238
Greenlight Capital Re Ltd.*	2,296	29,825
Hallmark Financial Services*	470	4,122
Harleysville Group, Inc.	987	34,279
Hilltop Holdings, Inc.*	3,404	33,155
Horace Mann Educators Corp.	3,237	29,748
Independence Holding Co.	517	1,866
Infinity Property & Casualty Corp.	1,196	55,889
IPC Holdings Ltd.	3,785	113,171
Kansas City Life Insurance Co.	365	15,823
Maiden Holdings Ltd.	3,915	12,254
Max Capital Group Ltd.	4,275	75,668
Meadowbrook Insurance Group, Inc.	4,186	26,958
Montpelier Re Holdings Ltd.	7,055	118,453
National Financial Partners Corp.	3,148	9,570
National Interstate Corp.	490	8,756
National Western Life Insurance Co.	181	30,620
Navigators Group, Inc.*	999	54,855
NYMAGIC, Inc.	377	7,182
Odyssey Re Holdings Corp.	1,835	95,071
Phoenix Cos, Inc.	8,682	28,390
Platinum Underwriters Holdings Ltd.	3,693	133,243
PMA Capital Corp.*	2,532	17,927
Presidential Life Corp.	1,727	17,080
ProAssurance Corp.*	2,424	127,939
RLI Corp.	1,411	86,297
Safety Insurance Group, Inc.	1,234	46,966
SeaBright Insurance Holdings, Inc.*	1,690	19,841
Selective Insurance Group	4,042	92,683
State Auto Financial Corp.	1,129	33,938

Equity Securities - Cont'd	Shares	Value
Insurance - Cont'd
Stewart Information Services Corp.	1,361	$ 31,970
Tower Group, Inc.	1,529	43,133
United America Indemnity Ltd.*	1,435	18,382
United Fire & Casualty Co.	1,726	53,627
Validus Holdings Ltd.	4,888	127,870
Zenith National Insurance Corp.	2,814	88,838
		2,568,729

Internet & Catalog Retail - 0.4%
1-800-FLOWERS.COM, Inc.*	2,081	7,950
Bidz.com, Inc.*	462	2,125
Blue Nile, Inc.*	1,014	24,833
Drugstore.Com*	6,658	8,256
Gaiam, Inc.*	1,432	6,616
NetFlix, Inc.*	3,061	91,493
NutriSystem, Inc.	2,434	35,512
Orbitz Worldwide, Inc.*	2,917	11,318
Overstock.com, Inc.*	1,229	13,249
PetMed Express, Inc.*	1,891	33,338
Shutterfly, Inc.*	1,568	10,960
Stamps.com, Inc.*	1,160	11,403
		257,053

Internet Software & Services - 1.9%
Ariba, Inc.*	6,466	46,620
Art Technology Group, Inc.*	10,262	19,806
AsiaInfo Holdings, Inc.*	2,760	32,678
Bankrate, Inc.*	1,015	38,570
Chordiant Software, Inc.*	2,524	6,714
comScore, Inc.*	1,433	18,271
Constant Contact, Inc.*	1,620	21,465
DealerTrack Holdings, Inc.*	3,221	38,298
Dice Holdings, Inc.*	1,136	4,635
Digital River, Inc.*	2,812	69,738
DivX, Inc.*	2,147	11,229
Earthlink, Inc.*	8,304	56,135
GSI Commerce, Inc.*	1,871	19,683
HSW International, Inc.*	2,222	844
Infospace, Inc.	2,741	20,694
Internap Network Services Corp.*	4,018	10,045
Internet Brands, Inc.*	1,767	10,284
Internet Capital Group, Inc.*	3,084	16,808
Interwoven, Inc.*	3,444	43,394
j2 Global Communications, Inc.*	3,362	67,374
Keynote Systems, Inc.*	1,035	7,980
Knot, Inc.*	2,250	18,720
Limelight Networks, Inc.*	2,297	5,628
Liquidity Services, Inc.*	1,166	9,713
LoopNet, Inc.*	2,332	15,904
Marchex, Inc., Class B	1,895	11,048
MercadoLibre, Inc.*	1,928	31,638
ModusLink Global Solutions, Inc.*	3,905	11,285
Move, Inc.*	10,225	16,360
NIC, Inc.	3,178	14,619
Omniture, Inc.*	4,722	50,242
Perficient, Inc.*	2,548	12,179
Rackspace Hosting, Inc.*	1,320	7,101
RealNetworks, Inc.*	7,208	25,444
S1 Corp.*	3,991	31,489

Equity Securities - Cont'd	Shares	Value
Internet Software & Services - Cont'd
SAVVIS, Inc.*	2,994	$20,629
SonicWALL, Inc.*	4,163	16,569
SupportSoft, Inc.*	3,687	8,222
Switch & Data Facilities Co., Inc.*	1,635	12,083
TechTarget, Inc.*	1,109	4,791
Terremark Worldwide, Inc.*	4,212	16,385
TheStreet.com, Inc.	1,451	4,208
United Online, Inc.	5,827	35,370
ValueClick, Inc.*	6,544	44,761
Vignette Corp.*	1,970	18,538
VistaPrint Ltd.*	3,329	61,953
Vocus, Inc.*	1,280	23,309
Web.com Group, Inc.*	2,202	8,059
Websense, Inc.*	3,413	51,092
		1,148,604

IT Services - 1.8%
Acxiom Corp.	4,625	37,509
CACI International, Inc.*	2,282	102,895
Cass Information Systems, Inc.	540	16,448
China Information Security Technology, Inc.*	1,826	6,574
Ciber, Inc.*	4,183	20,120
CSG Systems International, Inc.*	2,639	46,103
Cybersource Corp.*	5,217	62,552
Euronet Worldwide, Inc.*	3,561	41,343
ExlService Holdings, Inc.*	1,131	9,693
Forrester Research, Inc.*	1,175	33,147
Gartner, Inc.*	4,473	79,754
Gevity HR, Inc.	1,842	2,781
Global Cash Access Holdings, Inc.*	3,197	7,097
Hackett Group, Inc.*	3,281	9,581
Heartland Payment Systems, Inc.	1,837	32,148
iGate Corp.*	1,744	11,353
infoGROUP, Inc.	2,634	12,485
Integral Systems, Inc.*	1,350	16,268
Mantech International Corp.*	1,552	84,103
MAXIMUS, Inc.	1,411	49,540
NCI, Inc.*	519	15,638
Ness Technologies, Inc.*	3,125	13,375
Online Resources Corp.*	2,219	10,518
Perot Systems Corp.*	6,539	89,388
RightNow Technologies, Inc.*	2,216	17,130
Safeguard Scientifics, Inc.*	10,941	7,549
Sapient Corp.*	6,646	29,508
SRA International, Inc.*	3,217	55,493
Syntel, Inc.	1,028	23,767
TeleTech Holdings, Inc.*	2,958	24,699
TNS, Inc.*	1,843	17,306
VeriFone Holdings, Inc.*	5,171	25,338
Virtusa Corp.*	703	3,965
Wright Express Corp.*	2,936	36,994
		1,052,162

Leisure Equipment & Products - 0.5%
Brunswick Corp.	6,637	27,942
Callaway Golf Co.	5,023	46,664
Jakks Pacific, Inc.*	2,081	42,931
Leapfrog Enterprises, Inc.*	2,658	9,303
Marine Products Corp.	813	4,569

Equity Securities - Cont'd	Shares	Value
Leisure Equipment & Products - Cont'd
Nautilus, Inc.*	1,816	$4,013
Polaris Industries, Inc.	2,492	71,396
Pool Corp.	3,611	64,890
RC2 Corp.*	1,387	14,799
Smith & Wesson Holding Corp.*	2,993	6,794
Steinway Musical Instruments*	547	9,578
		302,879

Life Sciences - Tools & Services - 1.3%
Accelrys, Inc.*	2,135	9,309
Affymetrix, Inc.*	5,532	16,541
Albany Molecular Research, Inc.*	1,866	18,175
AMAG Pharmaceuticals, Inc.*	1,286	46,103
Bio-Rad Laboratories, Inc.*	1,443	108,672
Bruker Corp.*	3,826	15,457
Caliper Life Sciences, Inc.*	3,808	3,694
Cambrex Corp.*	2,197	10,150
Clinical Data, Inc.*	826	7,351
Dionex Corp.*	1,385	62,117
Enzo Biochem, Inc.*	2,561	12,523
eResearchTechnology, Inc.*	3,444	22,834
Exelixis, Inc.*	7,943	39,874
Kendle International, Inc.*	983	25,283
Life Sciences Research, Inc.*	696	6,542
Luminex Corp.*	3,118	66,601
Medivation, Inc.*	1,931	28,135
Nektar Therapeutics*	7,363	40,938
Parexel International Corp.*	4,278	41,539
PharmaNet Development Group, Inc.*	1,540	1,401
Sequenom, Inc.*	4,285	85,015
Varian, Inc.*	2,223	74,493
		742,747

Machinery - 3.0%
3D Systems Corp.*	1,362	10,814
Actuant Corp.	4,221	80,283
Alamo Group, Inc.	494	7,385
Albany International Corp.	2,243	28,800
Altra Holdings, Inc.*	2,105	16,651
American Railcar Industries, Inc.	744	7,834
Ampco-Pittsburgh Corp.	660	14,322
Astec Industries, Inc.*	1,365	42,765
Badger Meter, Inc.	1,104	32,038
Barnes Group, Inc.	3,614	52,403
Blount International, Inc.*	3,040	28,819
Briggs & Stratton Corp.	3,751	65,980
Cascade Corp.	723	21,589
Chart Industries, Inc.*	2,150	22,855
China Fire & Security Group, Inc.*	1,116	7,600
CIRCOR International, Inc.	1,274	35,035
CLARCOR, Inc.	3,816	126,615
Colfax Corp.*	1,719	17,860
Columbus McKinnon Corp.*	1,514	20,666
Commercial Vehicle Group, Inc.*	1,717	1,597
Dynamic Materials Corp.	1,005	19,407
Energy Recovery, Inc.*	1,123	8,512
EnPro Industries, Inc.*	1,532	32,999
ESCO Technologies, Inc.*	1,963	80,385
Federal Signal Corp.	3,631	29,811

Equity Securities - Cont'd	Shares	Value
Machinery - Cont'd
Flanders Corp.*	1,282	$6,013
Flow International Corp.*	2,995	7,248
Force Protection, Inc.*	5,262	31,467
FreightCar America, Inc.	945	17,265
Gorman-Rupp Co.	1,085	33,765
Graham Corp.	792	8,569
Greenbrier Cos, Inc.	1,305	8,965
Hurco Cos, Inc.*	512	6,144
Kadant, Inc.*	1,111	14,976
Kaydon Corp.	2,091	71,826
Key Technology, Inc.*	449	8,482
K-Tron International, Inc.*	193	15,421
LB Foster Co.*	880	27,526
Lindsay Corp.	902	28,675
Lydall, Inc.*	1,322	7,602
Met-Pro Corp.	1,199	15,971
Middleby Corp.*	1,282	34,960
Mueller Industries, Inc.	2,808	70,425
Mueller Water Products, Inc.	8,700	73,080
NACCO Industries, Inc.	452	16,909
NN, Inc.	1,264	2,895
Nordson Corp.	2,539	81,984
Omega Flex, Inc.	248	5,193
PMFG, Inc.*	1,034	9,885
RBC Bearings, Inc.*	1,644	33,340
Robbins & Myers, Inc.	2,120	34,280
Sauer-Danfoss, Inc.	885	7,744
Sun Hydraulics Corp.	929	17,502
Tecumseh Products Co.*	1,299	12,444
Tennant Co.	1,256	19,342
Thermadyne Holdings Corp.*	1,066	7,323
Titan International, Inc.	2,604	21,483
Titan Machinery, Inc.*	583	8,197
Trimas Corp.*	1,166	1,609
TurboChef Technologies, Inc.*	1,881	9,236
Twin Disc, Inc.	694	4,782
Wabash National Corp.	2,447	11,012
Wabtec Corp.	3,661	145,525
Watts Water Technologies, Inc.	2,211	55,209
Xerium Technologies, Inc.	1,653	1,091
		1,808,390

Marine - 0.2%
American Commercial Lines, Inc.*	2,846	13,945
Eagle Bulk Shipping, Inc.	3,538	24,129
Genco Shipping & Trading Ltd.	1,771	26,211
Horizon Lines, Inc.	2,384	8,320
International Shipholding Corp.	483	12,234
TBS International Ltd.*	835	8,375
Ultrapetrol (Bahamas) Ltd.*	1,992	6,355
		99,569

Media - 1.0%
AH Belo Corp.	1,632	3,558
Arbitron, Inc.	2,061	27,370
Belo Corp.	7,101	11,078
Charter Communications, Inc.*	31,707	2,594
Cinemark Holdings, Inc.	2,379	17,676
Citadel Broadcasting Corp.*	14,107	2,257

Equity Securities - Cont'd	Shares	Value
Media - Cont'd
CKX, Inc.*	4,193	$15,388
Cox Radio, Inc.*	2,043	12,278
Crown Media Holdings, Inc.*	1,039	2,961
Cumulus Media, Inc.*	2,102	5,234
Dolan Media Co.*	1,747	11,513
Entercom Communications Corp.	2,046	2,517
Entravision Communications Corp.*	4,741	7,396
Fisher Communications, Inc.	510	10,526
Global Sources Ltd.*	1,135	6,186
Global Traffic Network, Inc.*	944	5,513
Gray Television, Inc.	3,403	1,361
Harte-Hanks, Inc.	2,925	18,252
Interactive Data Corp.	2,759	68,037
Journal Communications, Inc.	3,369	8,254
Knology, Inc.*	2,261	11,667
Lee Enterprises, Inc.	3,545	1,453
LIN TV Corp.*	2,131	2,323
Live Nation, Inc.*	5,735	32,919
Martha Stewart Living Omnimedia*	2,043	5,312
Marvel Entertainment, Inc.*	3,700	113,775
McClatchy Co.	4,533	3,626
Media General, Inc.	1,822	3,189
Mediacom Communications Corp.*	3,136	13,485
National CineMedia, Inc.	3,352	33,989
Outdoor Channel Holdings, Inc.*	1,282	9,602
Playboy Enterprises, Inc., Class B*	1,700	3,672
Primedia, Inc.	2,008	4,357
RCN Corp.*	3,000	17,700
RH Donnelley Corp.*	5,482	2,028
RHI Entertainment, Inc.*	1,020	8,282
Scholastic Corp.	1,820	24,716
Sinclair Broadcast Group, Inc.	4,175	12,943
Valassis Communications, Inc.*	3,829	5,054
Value Line, Inc.	108	3,728
World Wrestling Entertainment, Inc.	1,691	18,736
		572,505

Metals & Mining - 1.0%
Allied Nevada Gold Corp.*	3,588	18,155
AM Castle & Co.	1,315	14,241
AMCOL International Corp.	1,950	40,853
Apex Silver Mines Ltd.*	4,538	4,447
Brush Engineered Materials, Inc.*	1,625	20,670
China Precision Steel, Inc.*	1,368	1,710
Coeur d'Alene Mines Corp.*	41,624	36,629
Compass Minerals International, Inc.	2,455	144,010
General Moly, Inc.*	4,998	5,898
General Steel Holdings, Inc.*	858	3,381
Haynes International, Inc.*	949	23,364
Hecla Mining Co.*	9,651	27,023
Horsehead Holding Corp.*	2,783	13,080
Kaiser Aluminum Corp.	1,192	26,844
Olympic Steel, Inc.	720	14,666
Royal Gold, Inc.	2,213	108,902
RTI International Metals, Inc.*	1,832	26,216
Stillwater Mining Co.*	3,229	15,951
Sutor Technology Group Ltd.*	608	1,405
Universal Stainless & Alloy*	534	7,738
Worthington Industries, Inc.	4,865	53,612
		608,795

Equity Securities - Cont'd	Shares	Value
Multiline Retail - 0.2%
99 Cents Only Stores*	3,606	$39,414
Dillard's, Inc.	4,322	17,158
Fred's, Inc.	3,020	32,495
Retail Ventures, Inc.*	2,127	7,381
Tuesday Morning Corp.*	2,412	3,931
		100,379

Multi-Utilities - 0.6%
Avista Corp.	3,985	77,230
Black Hills Corp.	2,906	78,346
CH Energy Group, Inc.	1,195	61,411
NorthWestern Corp.	2,945	69,119
PNM Resources, Inc.	6,528	65,802
		351,908

Oil, Gas & Consumable Fuels - 3.1%
Abraxas Petroleum Corp.*	3,345	2,408
Alon USA Energy, Inc.	803	7,347
American Oil & Gas, Inc.*	2,923	2,338
APCO Argentina, Inc.	305	8,122
Approach Resources, Inc.*	716	5,234
Arena Resources, Inc.*	2,863	80,422
Atlas America, Inc.	2,613	38,803
ATP Oil & Gas Corp.*	2,214	12,952
Aventine Renewable Energy Holdings, Inc.*	2,126	1,382
Berry Petroleum Co.	3,224	24,373
Bill Barrett Corp.*	2,775	58,636
BMB Munai, Inc.*	2,974	4,134
BPZ Resources, Inc.*	4,601	29,446
Brigham Exploration Co.*	3,682	11,782
Callon Petroleum Co.*	1,670	4,342
Cano Petroleum, Inc.*	3,083	1,357
Carrizo Oil & Gas, Inc.*	2,073	33,375
Cheniere Energy, Inc.*	3,868	11,024
Clayton Williams Energy, Inc.*	431	19,585
Clean Energy Fuels Corp.*	1,737	10,491
Comstock Resources, Inc.*	3,449	162,965
Concho Resources, Inc.*	4,187	95,547
Contango Oil & Gas Co.*	996	56,075
Crosstex Energy, Inc.	3,047	11,883
CVR Energy, Inc.*	1,833	7,332
Delek US Holdings, Inc.	1,057	5,592
Delta Petroleum Corp.*	4,696	22,353
DHT Maritime, Inc.	3,126	17,318
Double Eagle Petroleum Co.*	651	4,570
Endeavour International Corp.*	9,060	4,530
Energy Partners Ltd.*	2,543	3,433
Energy XXI Bermuda Ltd.	9,524	7,524
Evergreen Energy, Inc.*	6,516	1,890
EXCO Resources, Inc.*	11,268	102,088
FX Energy, Inc.*	3,212	8,961
Gasco Energy, Inc.*	7,468	2,913
General Maritime Corp.	4,488	48,470
GeoGlobal Resources, Inc.*	3,027	4,843
GeoMet, Inc.*	1,400	2,408
Georesources, Inc.*	439	3,815
GMX Resources, Inc.*	1,260	31,903
Golar LNG Ltd.	2,815	19,029
Goodrich Petroleum Corp.*	1,708	51,155

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - Cont'd
Gran Tierra Energy, Inc.*	16,762	$46,934
GreenHunter Energy, Inc.:
Common	343	1,688
Warrants (strike price $27.50/share, expire 9/14/11) (b)	34	-
Gulfport Energy Corp.*	2,090	8,255
Harvest Natural Resources, Inc.*	2,811	12,087
Houston American Energy Corp.	1,188	4,015
International Coal Group, Inc.*	9,632	22,154
James River Coal Co.*	2,101	32,208
Knightsbridge Tankers Ltd.	1,363	19,968
McMoRan Exploration Co.*	4,540	44,492
Meridian Resource Corp.*	6,181	3,523
National Coal Corp.*	2,046	2,598
Nordic American Tanker Shipping	2,598	87,682
Northern Oil And Gas, Inc.*	1,563	4,064
Oilsands Quest, Inc.*	13,143	9,594
Pacific Ethanol, Inc.*	3,524	1,551
Panhandle Oil and Gas, Inc.	584	10,512
Parallel Petroleum Corp.*	3,297	6,627
Penn Virginia Corp.	3,149	81,811
Petroleum Development Corp.*	1,184	28,499
Petroquest Energy, Inc.*	3,456	23,363
PrimeEnergy Corp.*	74	3,844
Quest Resource Corp.*	2,188	963
RAM Energy Resources, Inc.*	2,872	2,527
Rentech, Inc.*	13,209	8,982
Rex Energy Corp.*	1,336	3,928
Rosetta Resources, Inc.*	3,883	27,492
Ship Finance International Ltd.	3,176	35,095
Stone Energy Corp.*	2,388	26,316
Swift Energy Co.*	2,312	38,865
Teekay Tankers Ltd.	1,100	13,970
Toreador Resources Corp.*	1,348	7,401
Tri-Valley Corp.*	1,787	3,217
TXCO Resources, Inc.*	2,793	4,162
Uranium Resources, Inc.*	3,689	2,841
USEC, Inc.*	8,400	37,716
Vaalco Energy, Inc.*	4,710	35,042
Venoco, Inc.*	1,614	4,374
Warren Resources, Inc.*	4,644	9,242
Western Refining, Inc.	2,379	18,461
Westmoreland Coal Co.*	757	8,403
World Fuel Services Corp.	2,178	80,586
		1,869,202

Paper & Forest Products - 0.3%
AbitibiBowater, Inc.*	4,143	1,947
Buckeye Technologies, Inc.*	3,124	11,371
Clearwater Paper Corp.*	852	7,148
Deltic Timber Corp.	796	36,417
Glatfelter	3,415	31,760
KapStone Paper and Packaging Corp.*	1,429	3,401
Louisiana-Pacific Corp.	7,822	12,202
Mercer International, Inc.*	2,460	4,723
Neenah Paper, Inc.	1,163	10,281
Schweitzer-Mauduit International, Inc.	1,249	25,005
Verso Paper Corp.	1,116	1,150
Wausau Paper Corp.	3,423	39,159
		184,564

Equity Securities - Cont'd	Shares	Value
Personal Products - 0.4%
American Oriental Bioengineering, Inc.*	4,918	$33,393
Chattem, Inc.*	1,299	92,917
China Sky One Medical, Inc.*	592	9,466
Elizabeth Arden, Inc.*	1,846	23,278
Inter Parfums, Inc.	1,120	8,602
Mannatech, Inc.	1,100	2,695
Nu Skin Enterprises, Inc.	3,742	39,029
Prestige Brands Holdings, Inc.*	2,690	28,379
Schiff Nutrition International, Inc.*	744	4,442
USANA Health Sciences, Inc.*	557	19,072
		261,273

Pharmaceuticals - 1.4%
Acura Pharmaceuticals, Inc.*	651	4,778
Adolor Corp.*	3,668	6,089
Akorn, Inc.*	4,543	10,449
Alexza Pharmaceuticals, Inc.*	1,900	6,023
Ardea Biosciences, Inc.*	861	10,306
Auxilium Pharmaceuticals, Inc.*	3,113	88,534
Biodel, Inc.*	856	4,126
BioForm Medical, Inc.*	1,743	1,586
BioMimetic Therapeutics, Inc.*	1,057	9,746
Cadence Pharmaceuticals, Inc.*	1,611	11,648
Caraco Pharmaceutical Laboratories Ltd.*	813	4,813
Columbia Laboratories, Inc.*	3,731	4,738
Cypress Bioscience, Inc.*	2,991	20,458
Depomed, Inc.*	3,827	6,315
Discovery Laboratories, Inc.*	7,429	8,320
Durect Corp.*	6,499	22,032
Inspire Pharmaceuticals, Inc.*	3,364	12,110
Javelin Pharmaceuticals, Inc.*	3,921	4,901
Jazz Pharmaceuticals, Inc.*	401	774
KV Pharmaceutical Co.*	2,490	7,171
MAP Pharmaceuticals, Inc.*	623	4,349
Medicines Co.*	3,930	57,889
Medicis Pharmaceutical Corp.	4,279	59,478
MiddleBrook Pharmaceuticals, Inc.*	2,857	4,286
Noven Pharmaceuticals, Inc.*	1,978	21,758
Obagi Medical Products, Inc.*	1,414	10,548
Optimer Pharmaceuticals, Inc.*	1,927	23,336
Pain Therapeutics, Inc.*	2,773	16,416
Par Pharmaceutical Cos, Inc.*	2,752	36,904
Pozen, Inc.*	2,076	10,463
Questcor Pharmaceuticals, Inc.*	4,075	37,938
Salix Pharmaceuticals Ltd.*	3,805	33,598
Sucampo Pharmaceuticals, Inc.*	729	4,192
Valeant Pharmaceuticals International*	5,270	120,683
Viropharma, Inc.*	5,291	68,889
Vivus, Inc.*	5,225	27,797
XenoPort, Inc.*	1,902	47,702
		831,143

Professional Services - 1.6%
Administaff,.Inc.	1,629	35,317
Advisory Board Co.*	1,307	29,146
CBIZ, Inc.*	3,566	30,846
CDI Corp.	1,062	13,742
China Direct, Inc.*	544	789
COMSYS IT Partners, Inc.*	1,102	2,468

Equity Securities - Cont'd	Shares	Value
Professional Services - Cont'd
CoStar Group, Inc.*	1,479	$48,718
CRA International, Inc.*	878	23,644
Duff & Phelps Corp.*	845	16,156
Exponent, Inc.*	1,115	33,539
First Advantage Corp.*	820	11,603
Heidrick & Struggles International, Inc.	1,302	28,045
Hill International, Inc.*	1,866	13,137
Hudson Highland Group, Inc.*	1,996	6,687
Huron Consulting Group, Inc.*	1,568	89,799
ICF International, Inc.*	530	13,022
Kelly Services, Inc.	1,988	25,864
Kforce, Inc.*	2,497	19,177
Korn/Ferry International*	3,508	40,061
LECG Corp.*	2,037	13,668
MPS Group, Inc.*	7,135	53,727
Navigant Consulting, Inc.*	3,661	58,100
Odyssey Marine Exploration, Inc.*	3,831	12,336
On Assignment, Inc.*	2,712	15,377
Resources Connection, Inc.*	3,449	56,495
School Specialty, Inc.*	1,468	28,068
Spherion Corp.*	4,344	9,600
TrueBlue, Inc.*	3,359	32,146
Volt Information Sciences, Inc.*	1,008	7,288
VSE Corp.	320	12,554
Watson Wyatt Worldwide, Inc.	3,229	154,411
		935,530

Real Estate Investment Trusts - 5.5%
Acadia Realty Trust	2,440	34,819
Agree Realty Corp.	622	11,277
Alexander's, Inc.	153	39,000
American Campus Communities, Inc.	3,177	65,065
AMERICAN CAPITAL AGENCY Corp.*	797	17,024
Anthracite Capital, Inc.	4,367	9,738
Anworth Mortgage Asset Corp.	6,232	40,072
Arbor Realty Trust, Inc.	1,131	3,336
Ashford Hospitality Trust, Inc.	9,540	10,971
Associated Estates Realty Corp.	1,155	10,545
BioMed Realty Trust, Inc.	6,162	72,219
Capital Trust, Inc.	1,306	4,702
CAPLEASE, Inc.	3,566	6,169
Capstead Mortgage Corp.	4,271	45,999
Care Investment Trust, Inc.	1,058	8,242
Cedar Shopping Centers, Inc.	2,890	20,461
Chimera Investment Corp.	2,688	9,274
Cogdell Spencer, Inc.	841	7,872
Colonial Properties Trust	3,589	29,896
Corporate Office Properties Trust	3,219	98,823
Cousins Properties, Inc.	3,291	45,580
DCT Industrial Trust, Inc.	12,974	65,648
DiamondRock Hospitality Co.	7,195	36,479
DuPont Fabros Technology, Inc.	950	1,966
EastGroup Properties, Inc.	1,882	66,962
Education Realty Trust, Inc.	2,272	11,860
Entertainment Properties Trust	2,520	75,096
Equity Lifestyle Properties, Inc.	1,536	58,921
Equity One, Inc.	2,432	43,046
Extra Space Storage, Inc.	6,017	62,095
FelCor Lodging Trust, Inc.	5,012	9,222

Equity Securities - Cont'd	Shares	Value
Real Estate Investment Trusts - Cont'd
First Industrial Realty Trust, Inc.	3,355	$25,330
First Potomac Realty Trust	1,949	18,126
Franklin Street Properties Corp.	4,467	65,888
Friedman Billings Ramsey Group, Inc.*	11,500	1,955
Getty Realty Corp.	1,382	29,105
Glimcher Realty Trust	3,012	8,464
Gramercy Capital Corp.	3,318	4,247
Hatteras Financial Corp.	916	24,366
Healthcare Realty Trust, Inc.	4,447	104,416
Hersha Hospitality Trust	3,645	10,935
Highwoods Properties, Inc.	4,807	131,520
Home Properties, Inc.	2,392	97,115
Inland Real Estate Corp.	4,336	56,281
Investors Real Estate Trust	4,339	46,471
JER Investors Trust, Inc.	1,804	1,678
Kite Realty Group Trust	1,614	8,974
LaSalle Hotel Properties	3,034	33,526
Lexington Realty Trust	3,853	19,265
LTC Properties, Inc.	1,742	35,328
Maguire Properties, Inc.*	3,047	4,449
Medical Properties Trust, Inc.	5,021	31,682
MFA Mortgage Investments, Inc.	14,945	88,026
Mid-America Apartment Communities, Inc.	1,984	73,725
Mission West Properties, Inc.	1,570	12,010
Monmouth Real Estate Investment Corp.	1,576	11,032
National Health Investors, Inc.	1,685	46,220
National Retail Properties, Inc.	6,006	103,243
Newcastle Investment Corp.	4,206	3,533
NorthStar Realty Finance Corp.	4,429	17,317
Omega Healthcare Investors, Inc.	6,192	98,886
One Liberty Properties, Inc.	637	5,606
Parkway Properties, Inc.	1,218	21,924
Pennsylvania Real Estate Investment Trust	2,669	19,884
Post Properties, Inc.	3,336	55,044
Potlatch Corp.	2,985	77,640
PS Business Parks, Inc.	1,138	50,823
RAIT Financial Trust	4,875	12,675
Ramco-Gershenson Properties Trust	1,254	7,750
Realty Income Corp.	7,660	177,329
Redwood Trust, Inc.	2,482	37,007
Resource Capital Corp.	1,695	6,492
Saul Centers, Inc.	757	29,901
Senior Housing Properties Trust	8,646	154,936
Sovran Self Storage, Inc.	1,652	59,472
Strategic Hotels & Resorts, Inc.	5,929	9,961
Sun Communities, Inc.	1,309	18,326
Sunstone Hotel Investors, Inc.	3,879	24,011
Tanger Factory Outlet Centers	2,387	89,799
Universal Health Realty Income Trust	945	31,100
Urstadt Biddle Properties, Inc.	1,651	26,300
U-Store-It Trust	3,742	16,652
Washington Real Estate Investment Trust	4,015	113,624
Winthrop Realty Trust	833	9,025
		3,290,773

Real Estate Management & Development - 0.2%
Avatar Holdings, Inc.*	486	12,889
Consolidated-Tomoka Land Co.	432	16,498
Forestar Group, Inc.*	2,692	25,628

Equity Securities - Cont'd	Shares	Value
Real Estate Management & Development - Cont'd
FX Real Estate and Entertainment, Inc.*	500	$75
Grubb & Ellis Co.	2,863	3,550
Maui Land & Pineapple Co., Inc.*	373	5,009
Meruelo Maddux Properties, Inc.*	3,525	4,371
Stratus Properties, Inc.*	495	6,168
Tejon Ranch Co.*	887	21,944
Thomas Properties Group, Inc.	1,901	4,924
		101,056

Road & Rail - 0.8%
Amerco, Inc.*	748	25,828
Arkansas Best Corp.	1,715	51,639
Celadon Group, Inc.*	1,741	14,851
Dollar Thrifty Automotive Group, Inc.*	1,732	1,888
Genesee & Wyoming, Inc.*	2,321	70,790
Heartland Express, Inc.	4,222	66,539
Knight Transportation, Inc.	4,320	69,638
Marten Transport Ltd.*	1,218	23,093
Old Dominion Freight Line, Inc.*	2,093	59,567
Patriot Transportation Holding, Inc.*	127	8,899
Saia, Inc.*	1,029	11,175
Universal Truckload Services, Inc.*	475	6,726
Werner Enterprises, Inc.	3,211	55,679
YRC Worldwide, Inc.*	4,550	13,058
		479,370

Semiconductors & Semiconductor Equipment - 2.6%
Actel Corp.*	2,015	23,616
Advanced Analogic Technologies, Inc.*	3,637	10,984
Advanced Energy Industries, Inc.*	2,611	25,979
Amkor Technology, Inc.*	8,256	17,998
Anadigics, Inc.*	4,987	7,381
Applied Micro Circuits Corp.*	5,163	20,291
Asyst Technologies, Inc.*	3,801	950
Atheros Communications, Inc.*	4,486	64,195
ATMI, Inc.*	2,427	37,449
AuthenTec, Inc.*	1,996	3,333
Axcelis Technologies, Inc.*	8,163	4,163
Brooks Automation, Inc.*	4,798	27,876
Cabot Microelectronics Corp.*	1,773	46,222
Cavium Networks, Inc.*	2,413	25,361
Ceva, Inc.*	1,605	11,235
Cirrus Logic, Inc.*	5,171	13,858
Cohu, Inc.	1,838	22,332
Cymer, Inc.*	2,296	50,305
Diodes, Inc.*	2,306	13,974
DSP Group, Inc.*	1,937	15,535
Emcore Corp.*	5,846	7,600
Entegris, Inc.*	8,630	18,900
Entropic Communications, Inc.*	700	350
Exar Corp.*	2,976	19,850
FEI Co.*	2,761	52,072
Formfactor, Inc.*	3,696	53,962
Hittite Microwave Corp.*	1,480	43,601
IXYS Corp.	1,911	15,785
Kopin Corp.*	5,497	11,214
Kulicke & Soffa Industries, Inc.*	4,265	7,250
Lattice Semiconductor Corp.*	9,176	13,856
LTX-Credence Corp.*	9,466	2,556

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
Mattson Technology, Inc.*	4,052	$5,713
Micrel, Inc.	3,957	28,926
Microsemi Corp.*	5,950	75,208
Microtune, Inc.*	4,122	8,409
MIPS Technologies, Inc.*	3,345	3,713
MKS Instruments, Inc.*	3,767	55,714
Monolithic Power Systems, Inc.*	1,973	24,880
Netlogic Microsystems, Inc.*	1,296	28,525
NVE Corp.*	370	9,668
Omnivision Technologies, Inc.*	3,862	20,275
Pericom Semiconductor Corp.*	1,758	9,634
Photronics, Inc.*	3,214	6,267
PLX Technology, Inc.*	2,208	3,798
PMC - Sierra, Inc.*	16,525	80,311
Power Integrations, Inc.	2,296	45,644
RF Micro Devices, Inc.*	19,973	15,579
Rubicon Technology, Inc.*	1,056	4,499
Rudolph Technologies, Inc.*	2,436	8,599
Semitool, Inc.*	1,797	5,481
Semtech Corp.*	4,674	52,676
Sigma Designs, Inc.*	2,115	20,092
Silicon Image, Inc.*	5,780	24,276
Silicon Storage Technology, Inc.*	6,318	14,468
SiRF Technology Holdings, Inc.*	4,621	5,915
Skyworks Solutions, Inc.*	12,336	68,341
Spansion, Inc.*	10,163	1,924
Standard Microsystems Corp.*	1,697	27,729
Supertex, Inc.*	843	20,240
Techwell, Inc.*	1,223	7,950
Tessera Technologies, Inc.*	3,659	43,469
Transmeta Corp.*	969	17,636
Trident Microsystems, Inc.*	4,861	9,187
TriQuint Semiconductor, Inc.*	10,858	37,352
Ultra Clean Holdings*	1,549	3,113
Ultratech, Inc.*	1,863	22,281
Veeco Instruments, Inc.*	2,540	16,104
Volterra Semiconductor Corp.*	2,020	14,443
Zoran Corp.*	4,128	28,194
		1,566,266

Software - 3.9%
ACI Worldwide, Inc.*	2,590	41,181
Actuate Corp.*	796	2,356
Advent Software, Inc.*	1,263	25,222
American Software, Inc.	1,795	8,437
ArcSight, Inc.*	564	4,518
Blackbaud, Inc.	3,388	45,738
Blackboard, Inc.*	2,341	61,404
Bottomline Technologies, Inc.*	1,750	12,425
Callidus Software, Inc.*	2,401	7,179
Commvault Systems, Inc.*	3,234	43,368
Concur Technologies, Inc.*	3,258	106,928
Deltek, Inc.*	1,003	4,654
DemandTec, Inc.*	1,564	12,621
Digimarc Corp.*	460	4,609
Double-Take Software, Inc.*	1,377	12,352
Ebix, Inc.*	486	11,615
Entrust, Inc.*	4,882	7,714
Epicor Software Corp.*	4,470	21,456

Equity Securities - Cont'd	Shares	Value
Software - Cont'd
EPIQ Systems, Inc.*	2,674	$44,683
Fair Isaac Corp.	3,681	62,062
FalconStor Software, Inc.*	3,042	8,457
Guidance Software, Inc.*	743	3,031
i2 Technologies, Inc.*	1,248	7,975
Informatica Corp.*	6,699	91,977
Interactive Intelligence, Inc.*	1,107	7,096
Jack Henry & Associates, Inc.	5,659	109,841
JDA Software Group, Inc.*	2,049	26,903
Kenexa Corp.*	1,796	14,332
Lawson Software, Inc.*	8,935	42,352
Macrovision Solutions Corp.*	6,230	78,809
Magma Design Automation, Inc.*	3,340	3,407
Manhattan Associates, Inc.*	1,932	30,545
Mentor Graphics Corp.*	6,858	35,456
MICROS Systems, Inc.*	6,160	100,531
MicroStrategy, Inc.*	684	25,397
Midway Games, Inc.*	916	174
Monotype Imaging Holdings, Inc.*	1,201	6,966
MSC.Software Corp.*	3,392	22,659
Net 1 UEPS Technologies, Inc.*	3,408	46,690
NetScout Systems, Inc.*	2,347	20,231
NetSuite, Inc.*	586	4,946
OpenTV Corp.*	7,261	8,931
Opnet Technologies, Inc.*	1,050	10,353
Parametric Technology Corp.*	8,707	110,144
Pegasystems, Inc.	1,149	14,202
Phoenix Technologies Ltd.*	2,193	7,676
Progress Software Corp.*	3,141	60,496
PROS Holdings, Inc.*	1,025	5,894
QAD, Inc.	1,023	4,286
Quality Systems, Inc.	1,323	57,709
Quest Software, Inc.*	4,871	61,326
Radiant Systems, Inc.*	2,204	7,427
Renaissance Learning, Inc.	765	6,877
Smith Micro Software, Inc.*	2,282	12,688
Solera Holdings, Inc.*	3,903	94,062
Sonic Solutions, Inc.*	1,805	3,177
Sourcefire, Inc.*	1,595	8,932
SPSS, Inc.*	1,351	36,423
SuccessFactors, Inc.*	1,822	10,458
Sybase, Inc.*	5,997	148,546
Symyx Technologies*	2,680	15,919
Synchronoss Technologies, Inc.*	1,749	18,644
Take-Two Interactive Software, Inc.*	5,808	43,908
Taleo Corp.*	1,970	15,425
TeleCommunication Systems, Inc.*	2,682	23,038
THQ, Inc.*	5,026	21,059
TIBCO Software, Inc.*	14,088	73,117
TiVo, Inc.*	7,700	55,132
Tyler Technologies, Inc.*	2,877	34,466
Ultimate Software Group, Inc.*	1,862	27,185
Unica Corp.*	1,113	6,099
VASCO Data Security International, Inc.*	2,141	22,117
Wind River Systems, Inc.*	5,441	49,132
		2,303,145

Specialty Retail - 2.5%
Aaron Rents, Inc.	3,411	90,801
Aeropostale, Inc.*	5,053	81,353

Equity Securities - Cont'd	Shares	Value
Specialty Retail - Cont'd
America's Car-Mart, Inc.*	800	$11,048
Asbury Automotive Group, Inc.	2,544	11,626
Bebe Stores, Inc.	3,059	22,851
Big 5 Sporting Goods Corp.	1,740	9,065
Blockbuster, Inc.*	14,099	17,765
Borders Group, Inc.*	4,821	1,928
Brown Shoe Co., Inc.	3,198	27,087
Build-A-Bear Workshop, Inc.*	1,323	6,430
Cabela's, Inc.*	2,968	17,303
Cache, Inc.*	862	1,741
Casual Male Retail Group, Inc.*	2,778	1,445
Cato Corp.	2,148	32,435
Charlotte Russe Holding, Inc.*	1,662	10,786
Charming Shoppes, Inc.*	8,975	21,899
Chico's FAS, Inc.*	13,369	55,882
Christopher & Banks Corp.	2,810	15,736
Citi Trends, Inc.*	1,137	16,737
Coldwater Creek, Inc.*	4,535	12,925
Collective Brands, Inc.*	4,854	56,889
Conn's, Inc.*	780	6,614
Dress Barn, Inc.*	3,400	36,516
DSW, Inc.*	1,139	14,192
Finish Line	3,397	19,023
Genesco, Inc.*	1,455	24,619
Group 1 Automotive, Inc.	1,848	19,903
Gymboree Corp.*	2,155	56,224
Haverty Furniture Co.'s, Inc.	1,412	13,174
hhgregg, Inc.*	995	8,637
Hibbett Sports, Inc.*	2,153	33,824
HOT Topic, Inc.*	3,403	31,546
J Crew Group, Inc.*	3,205	39,101
Jo-Ann Stores, Inc.*	1,923	29,787
JOS A Bank Clothiers, Inc.*	1,366	35,721
Lumber Liquidators, Inc.*	749	7,909
MarineMax, Inc.*	1,303	4,417
Men's Wearhouse, Inc.	3,909	52,928
Midas, Inc.*	1,091	11,445
Monro Muffler, Inc.	1,298	33,099
New York & Co., Inc.*	1,850	4,292
Pacific Sunwear Of California*	5,137	8,168
PEP Boys-Manny Moe & Jack	3,362	13,885
Pier 1 Imports, Inc.*	4,710	1,743
Rent-A-Center, Inc.*	5,042	88,991
Rex Stores Corp.*	709	5,722
Sally Beauty Holdings, Inc.*	7,127	40,553
Shoe Carnival, Inc.*	707	6,752
Sonic Automotive, Inc.	2,078	8,270
Stage Stores, Inc.	3,054	25,195
Stein Mart, Inc.*	1,842	2,081
Syms Corp.*	529	4,698
Systemax, Inc.	879	9,467
Talbots, Inc.	1,948	4,656
The Buckle, Inc.	1,753	38,250
The Childrens Place Retail Stores, Inc.*	1,768	38,330
Tractor Supply Co.*	2,517	90,964
Tween Brands, Inc.*	1,977	8,541
Ulta Salon Cosmetics & Fragrance, Inc.*	1,618	13,397
Wet Seal, Inc.*	7,336	21,788

Equity Securities - Cont'd	Shares	Value
Specialty Retail - Cont'd
Zale Corp.*	2,429	$8,089
Zumiez, Inc.*	1,565	11,659
		1,457,902

Textiles, Apparel & Luxury Goods - 1.4%
American Apparel, Inc.*	2,699	5,371
Carter's, Inc.*	4,274	82,317
Cherokee, Inc.	601	10,427
Columbia Sportswear Co.	940	33,248
CROCS, Inc.*	6,631	8,223
Deckers Outdoor Corp.*	987	78,832
FGX International Holdings Ltd.*	1,095	15,045
Fossil, Inc.*	3,432	57,314
Fuqi International, Inc.*	777	4,864
G-III Apparel Group Ltd.*	1,054	6,735
Iconix Brand Group, Inc.*	4,366	42,699
Kenneth Cole Productions, Inc.	718	5,084
K-Swiss, Inc.	1,958	22,321
Lululemon Athletica, Inc.*	1,435	11,380
Maidenform Brands, Inc.*	1,772	17,986
Movado Group, Inc.	1,243	11,672
Oxford Industries, Inc.	1,134	9,945
Perry Ellis International, Inc.*	911	5,776
Quiksilver, Inc.*	9,552	17,576
Skechers U.S.A., Inc.*	2,493	31,960
Steven Madden Ltd.*	1,407	29,997
Timberland Co.*	3,615	41,753
True Religion Apparel, Inc.*	1,360	16,918
Under Armour, Inc.*	2,493	59,433
Unifi, Inc.*	3,597	10,144
Unifirst Corp.	1,087	32,273
Volcom, Inc.*	1,448	15,783
Warnaco Group, Inc.*	3,444	67,606
Weyco Group, Inc.	578	19,103
Wolverine World Wide, Inc.	3,768	79,279
		851,064

Thrifts & Mortgage Finance - 1.7%
Abington Bancorp, Inc.	1,949	18,028
Anchor Bancorp Wisconsin, Inc.	1,473	4,066
Bank Mutual Corp.	3,649	42,109
BankFinancial Corp.	1,569	15,988
Beneficial Mutual Bancorp, Inc.*	2,609	29,351
Berkshire Hills Bancorp, Inc.	835	25,768
Brookline Bancorp, Inc.	4,403	46,892
Brooklyn Federal Bancorp, Inc.	270	3,794
Clifton Savings Bancorp, Inc.	836	9,915
Corus Bankshares, Inc.	3,004	3,334
Danvers Bancorp, Inc.	1,422	19,012
Dime Community Bancshares	1,774	23,594
Doral Financial Corp.*	429	3,218
Encore Bancshares, Inc.*	513	5,643
ESSA Bancorp, Inc.	1,354	19,132
Federal Agricultural Mortgage Corp.	779	2,727
First Financial Holdings, Inc.	930	18,823
First Financial Northwest, Inc.	1,821	17,008
First Niagara Financial Group, Inc.	9,089	146,969
First Place Financial Corp.	1,444	5,531
FirstFed Financial Corp.*	1,167	2,042

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - Cont'd
Flagstar Bancorp, Inc.*	3,427	$2,433
Flushing Financial Corp.	1,707	20,416
Fox Chase Bancorp, Inc.*	492	5,412
Guaranty Financial Group, Inc.*	2,968	7,746
Home Federal Bancorp, Inc.	524	5,617
Kearny Financial Corp.	1,413	18,086
Meridian Interstate Bancorp, Inc.*	838	7,752
NASB Financial, Inc.	278	7,506
NewAlliance Bancshares, Inc.	8,217	108,218
Northwest Bancorp, Inc.	1,292	27,623
OceanFirst Financial Corp.	705	11,703
Ocwen Financial Corp.*	2,727	25,034
Oritani Financial Corp.*	1,034	17,423
PMI Group, Inc.	6,472	12,620
Provident Financial Services, Inc.	4,526	69,248
Provident New York Bancorp	3,046	37,770
Radian Group, Inc.	6,409	23,585
Rockville Financial, Inc.	708	9,891
Roma Financial Corp.	676	8,511
Trustco Bank Corp. NY	5,713	54,331
United Community Financial Corp.	1,959	1,763
United Financial Bancorp, Inc.	1,416	21,438
ViewPoint Financial Group	881	14,140
Waterstone Financial, Inc.*	553	1,853
Westfield Financial, Inc.	2,525	26,058
WSFS Financial Corp.	490	23,515
		1,032,636

Tobacco - 0.2%
Alliance One International, Inc.*	6,939	20,401
Star Scientific, Inc.*	5,250	20,108
Universal Corp.	1,922	57,410
Vector Group Ltd.	2,499	34,036
		131,955

Trading Companies & Distributors - 0.7%
Aceto Corp.	1,948	19,500
Aircastle Ltd.	3,719	17,777
Applied Industrial Technologies, Inc.	3,189	60,336
Beacon Roofing Supply, Inc.*	3,346	46,443
DXP Enterprises, Inc.*	572	8,357
H&E Equipment Services, Inc.*	1,303	10,046
Houston Wire & Cable Co.	1,418	13,202
Interline Brands, Inc.*	2,442	25,958
Kaman Corp.	1,918	34,773
Lawson Products	334	7,632
RSC Holdings, Inc.*	3,595	30,629
Rush Enterprises, Inc.*	2,677	22,942
TAL International Group, Inc.	1,136	16,018
Textainer Group Holdings Ltd.	769	8,151
Watsco, Inc.	1,761	67,622
		389,386

Transportation Infrastructure - 0.0%
CAI International, Inc.*	587	1,861

Water Utilities - 0.4%
American States Water Co.	1,309	43,171
Cadiz, Inc.*	953	11,922
California Water Service Group	1,486	68,995

Equity Securities - Cont'd	Shares	Value
Water Utilities - Cont'd
Connecticut Water Service, Inc.	671	$15,842
Consolidated Water Co., Inc.	1,157	14,463
Middlesex Water Co.	1,058	18,229
SJW Corp.	992	29,700
Southwest Water Co.	1,950	6,279
		208,601

Wireless Telecommunication Services - 0.2%
Centennial Communications Corp.*	5,367	43,258
FiberTower Corp.*	9,586	1,534
ICO Global Communications Holdings Ltd.*	7,989	9,027
iPCS, Inc.*	1,367	9,378
Syniverse Holdings, Inc.*	3,884	46,375
TerreStar Corp.*	4,633	1,853
USA Mobility, Inc.*	1,858	21,497
Virgin Mobile USA, Inc.*	2,125	1,785
		134,707

Total Equity Securities (Cost $82,500,771)		57,150,262

	Principal
U.S. Treasury - 0.4%	Amount	Value
United States Treasury Bill, 3/26/09 #	$220,000	219,995

Total U.S. Treasury (Cost $219,995)		219,995

TOTAL INVESTMENTS (Cost $82,720,766) - 96.6%		57,370,257
Other assets and liabilities, net - 3.4%		2,021,106
Net Assets - 100%		$59,391,363

Net Assets Consist Of:
Paid-in capital applicable to the following shares of common stock outstanding, $0.10 par value, 20,000,000 shares authorized:
Class I: 1,445,229 shares outstanding		$82,546,278
Class F: 24,101 shares outstanding		1,466,744
Undistributed net investment income		81,759
Accumulated net realized gain (loss) on investments		462,536
Net unrealized appreciation (depreciation) on investments		(25,165,954)

Net Assets		$59,391,363

Net Asset Value Per Share:
Class I (based on net assets of $58,413,980)		$40.42
Class F (based on net assets of $977,383)		$40.55
Futures	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
Russell 2000 Index Mini #	42	03/09	$2,091,180	$184,558

(b)     The security was valued by the Board of Directors. See Note A.

*     Non-income producing security.

#     Futures collateralized by 220,000 units of U.S. Treasury Bills.

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

See notes to financial statements.

Russell 2000 Small Cap Index Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net foreign taxes withheld of $104)	$1,275,910
Interest income	205,999
Total investment income	1,481,909

Expenses:
Investment advisory fee	282,630
Transfer agency fees and expenses	25,000
Accounting fees	53,799
Distribution plan expenses:
Class F	1,796
Directors' fees and expenses	14,087
Administrative fees	80,752
Custodian fees	51,539
Reports to shareholders	15,273
Professional fees	24,660
Contract services	9,465
Miscellaneous	10,943
Total expenses	569,944
Reimbursement from Advisor:
Class F	(1)
Class I	(2,819)
Net expenses	567,124

Net Investment Income	914,785

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,807,253
Futures	(675,406)
1,131,847

Change in unrealized appreciation (depreciation) on:
Investments	(33,580,255)
Futures	104,238
(33,476,017)

Net Realized and Unrealized Gain
(Loss)	(32,344,170)
Increase (Decrease) in Net Assets
Resulting From Operations	($31,429,385)

See notes to financial statements.

Russell 2000 Small Cap Index Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$914,785	$1,024,277
Net realized gain (loss)	1,131,847	4,430,676
Change in unrealized appreciation or (depreciation)	(33,476,017)	(7,603,496)

Increase (Decrease) in Net Assets
Resulting From Operations	(31,429,385)	(2,148,543)

Distributions to shareholders from:
Net investment income
Class I shares	(1,591,208)	(602,763)
Class F shares	(10,834)	(2,328)
Net realized gain
Class I shares	(5,230,091)	(7,077,549)
Class F shares	(48,980)	(33,991)
Total distributions	(6,881,113)	(7,716,631)

Capital share transactions:
Shares sold
Class I shares	17,263,850	14,888,385
Class F shares	1,086,448	516,472
Reinvestment of distributions
Class I shares	6,821,298	7,680,312
Class F shares	59,815	36,319
Shares redeemed
Class I shares	(19,484,061)	(16,784,215)
Class F shares	(420,084)	(63,698)
Total capital share transactions	5,327,266	6,273,575

Total Increase (Decrease) in Net Assets	(32,983,232)	(3,591,599)

Net Assets
Beginning of year	92,374,595	95,966,194
End of year (including undistributed net investment income of $81,759 and $885,513, respectively)	$59,391,363	$92,374,595

Capital Share Activity
Shares sold
Class I shares	301,083	210,290
Class F shares	20,691	7,193
Reinvestment of distributions
Class I shares	132,013	107,162
Class F shares	1,189	508
Shares redeemed
Class I shares	(356,259)	(238,974)
Class F shares	(8,241)	(910)
Total capital share transactions	90,476	85,269

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Summit Russell 2000 Small Cap Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, securities valued at $17 or 0.0% of net assets were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$57,150,245	$184,558
Level 2 - Other Significant Observable Inputs	219,995	--
Level 3 - Significant Unobservable Inputs	17*	--
Total	$57,370,257	$184,558

*Level 3 securities represent 0.0% of net assets.

** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Portfolio Securities Lending: During the year, the Portfolio lent its securities to approved borrowers to earn additional income and received cash and/or securities as collateral to secure the loans. The Securities Lending program ended in November 2008.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio's average daily net assets. Under the terms of the agreement, $9,222 was payable at year end. In addition, $131 was receivable from the advisor for reimbursement of operating expenses paid by the Portfolio during December 2008. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Mutual Holding Company. Summit received an annual fee, payable monthly, of 0.35% of the Portfolio's average daily net assets. Under the terms of the agreement, $7,292 was payable at year end. In addition, $2,688 was receivable from Summit for reimbursement of operating expenses paid by the Portfolio during December 2008.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense caps are .70% and .91% for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,635 was payable at year end. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,083 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay the distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed 0.20% annually of average daily net assets of Class F. Under the terms of the agreement, $79 was payable at year end. Prior to December 12, 2008, Ameritas Investment Corp. was the distributor and principal underwriter for the Portfolio and received an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $941 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $16 for the year ended December 31, 2008. Under the terms of the agreement, $16 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $29,011,651 and $24,566,783.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $82,789,791. Net unrealized depreciation aggregated $25,419,534 of which $6,059,467 related to appreciated securities and $31,479,001 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

Distributions paid from:	2008	2007
Ordinary income	$1,976,868	$1,533,172
Long term capital gain	4,904,245	6,183,459
Total	$6,881,113	$7,716,631

As of December 31, 2008 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$81,759
Undistributed long term capital gain	716,120
Unrealized appreciation/(depreciation)	(25,419,534)
($24,621,655)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, return of capital distributions and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts and return of capital distributions.

Undistributed net investment income	($101,425)
Accumulated net realized gain (loss)	101,425

NOTE D - OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Tax Information (Unaudited)

The Portfolio designates $4,904,245 as capital gain dividends for the calendar year ended December 31, 2008.

For corporate shareholders, the Portfolio designates 69.1% of its ordinary dividends paid during the calendar year ended December 31, 2008, as qualifying for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class I	2008 (z)	2007 (z)	2006
Net asset value, beginning	$67.00	$74.19	$65.46
Income from investment operations
Net investment income (loss)	.62	.74	.46
Net realized and unrealized gain (loss)	(22.38)	(1.98)	10.88
Total from investment operations	(21.76)	(1.24)	11.34
Distributions from
Net investment income	(1.13)	(.47)	(.44)
Net realized gain	(3.69)	(5.48)	(2.17)
Total distributions	(4.82)	(5.95)	(2.61)
Total increase (decrease) in net asset value	(26.58)	(7.19)	8.73
Net asset value, ending	$40.42	$67.00	$74.19

Total return*	(33.95%)	(2.20%)	17.60%
Ratios to average net assets: A
Net investment income (loss)	1.13%	1.04%	.84%
Total expenses	.70%	.64%	.65%
Expenses before offsets	.70%	.64%	.65%
Net expenses	.70%	.64%	.65%
Portfolio turnover	30%	19%	24%
Net assets, ending (in thousands)	$58,414	$91,676	$95,694

	Years Ended
	December 31,	December 31,
Class I	2005	2004(z)
Net asset value, beginning	$63.92	$54.40
Income from investment operations
Net investment income (loss)	.41	.31
Net realized and unrealized gain (loss)	2.07	9.32
Total from investment operations	2.48	9.63
Distributions from
Net investment income	(.31)	(.11)
Net realized gain	(.63)	--
Total distributions	(.94)	(.11)
Total increase (decrease) in net asset value	1.54	9.52
Net asset value, ending	$65.46	$63.92

Total return*	4.01%	17.72%
Ratios to average net assets: A
Net investment income (loss)	.70%	.60%
Total expenses	.69%	.76%
Expenses before offsets	.69%	.75%
Net expenses	.69%	.75%
Portfolio turnover	25%	27%
Net assets, ending (in thousands)	$75,815	$68,770

See notes to financial highlights.

Financial Highlights
	Years Ended
	December 31,	December 31,
Class F	2008 (z)	2007 (z)
Net asset value, beginning	$66.78	$74.02
Income from investment operations
Net investment income (loss)	.58	.59
Net realized and unrealized gain (loss)	(22.36)	(1.97)
Total from investment operations	(21.78)	(1.38)
Distributions from
Net investment income	(.76)	(.38)
Net realized gain	(3.69)	(5.48)
Total distributions	(4.45)	(5.86)
Total increase (decrease) in net asset value	(26.23)	(7.24)
Net asset value, ending	$40.55	$66.78

Total return*	(34.05%)	(2.40%)
Ratios to average net assets: A
Net investment income (loss)	1.09%	.84%
Total expenses	.91%	.84%
Expenses before offsets	.91%	.84%
Net expenses	.91%	.84%
Portfolio turnover	30%	19%
Net assets, ending (in thousands)	$977	$699

	Periods Ended
	December 31,	December 31,
Class F	2006	2005#
Net asset value, beginning	$65.43	$64.41
Income from investment operations
Net investment income (loss)	.31	.12
Net realized and unrealized gain (loss)	10.87	.90
Total from investment operations	11.18	1.02
Distributions from
Net investment income	(.42)	--
Net realized gain	(2.17)	--
Total distributions	(2.59)	--
Total increase (decrease) in net asset value	8.59	1.02
Net asset value, ending	$74.02	$65.43

Total return*	17.35%	1.58%
Ratios to average net assets: A
Net investment income (loss)	.64%	.74% (a)
Total expenses	.85%	.84% (a)
Expenses before offsets	.85%	.84% (a)
Net expenses	.85%	.84% (a)
Portfolio turnover	24%	25%
Net assets, ending (in thousands)	$272	$5

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)      Annualized.

(z)      Per share figures are calculated using the Average Shares Method.

#     From October 4, 2005, inception.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had underperformed the Russell 2000 Total Return Index. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit Russell 2000 Small Cap Index Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
1,194,895.939	52,771.935	94,081.925

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
1,199,080.169	53,377.176	89,292.454
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	1,272,198.684	69,551.115
Alice Gresham	1,287,913.291	53,836.508
Barbara J. Krumsiek	1,270,840.273	70,909.526
M. Charito Kruvant	1,272,198.684	69,551.115
William Lester	1,286,928.706	54,821.093
Cynthia Milligan	1,287,577.453	54,172.346
Arthur J. Pugh	1,286,735.647	55,014.152

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
1,308,923.236	19,129.694	13,696.869

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
1,255,867.867	73,467.469	12,414.463


Summit EAFE International Index Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit EAFE International Index Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Notes to Financial Statements
32	Financial Highlights
34	Explanation of Financial Tables
35	Proxy Voting and Availability of Quarterly Portfolio Holdings
36	Basis for Board's Approval of Investment Advisory Contract
39	Director and Officer Information Table

Summit EAFE International Index Portfolio
Managed by World Asset Management, Inc.

Performance

For the 12-month period ended December 31, 2008, the Summit EAFE International Index Portfolio ("Fund") Class I shares returned -42.68% versus -43.06% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index ("MSCI EAFE Index"). As an index fund, the Fund uses a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the MSCI EAFE Index, before fees and expenses. The unmanaged MSCI EAFE Index is made up of a wide range of foreign securities trading in developed foreign markets, such as Europe, Australia, New Zealand, and Singapore and countries in the Far East.

Summit EAFE International Index Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
	Class I	Class F**
One year	(42.68%)	(42.81%)
Five year	1.03%	0.81%
Since inception (11.12.02)	5.47%	5.24%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

** Prior to December 17, 2007, Class F share performance is based on Class I performance. Absent limitation of expenses during certain of the periods shown, performance would have been lower.

Past performance does not indicate future results.

Investment Climate

Foreign stock markets had historically weak returns for the year, both in absolute terms and when compared to the -37.00% return for the Standard & Poor's 500 Index versus a -43.06% decline for the MSCI EAFE Index. There were 21 countries in the MSCI EAFE universe as of December 31, 2008. Japan and the U.K. were the most heavily weighted, with allocations of 25.3% and 19.9% respectively, accounting for 45.2% of the MSCI EAFE Index.

The less-weak returns during 2008 came from Japan and Switzerland, the only countries in the Index to post returns better than -30% for the year. Ireland (at -71.7%) and Austria (at -68.2%) were the poorest-performing countries in the MSCI EAFE Index universe. Given that it had both the heaviest weight in the Index and strong relative performance, Japan made a significant positive relative contribution to the MSCI EAFE Index's return for the year.

Portfolio Strategy

The Fund continued to meet its investment objective of closely tracking the total return of the MSCI EAFE Index. Cash flows are invested promptly to minimize their impact on total return. Since the MSCI EAFE Index itself is not an actual mutual fund, direct investment in it is not possible and there are no expenses charged against its return--as there are against the Fund's returns. Investors should keep in mind that there are special risks inherent with an investment in this Fund. Investment in foreign securities involves greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations.

In terms of sector allocations, as of year-end, the MSCI EAFE Index was most heavily weighted in the Financials sector (at 22.63%), followed by Industrials (at 11.55%), Consumer Discretionary (at 10.25%), and Materials (at 9.76%).

Looking at performance contribution, all sectors in the MSCI EAFE Index declined 15% or more in 2008, and the relatively strong performance of the U.S. dollar hurt the performance of non-U.S. stocks, as local currencies were converted into U.S. dollars at a discount. The more-defensive sectors, such as Health Care (at -18.67%) and Utilities (at -28.21%), held up the best while the global spread of the credit crisis impacted performance in the hard-hit Financials sector (at -54.93%). Materials (at -52.54%) was the second-worst performing sector, dragged down by the global credit crunch and contraction in business activity.

% of Total
Economic Sectors	Investments
Consumer Discretionary	9.1%
Consumer Staples	9.9%
Energy	8.8%
Exchange Traded Funds	2.9%
Financials	22.0%
Healthcare	9.3%
Industrials	11.1%
Information Technology	4.9%
Materials	7.7%
Telecommunications Services	6.7%
Utilities	7.6%

Total	100%

Outlook

As recession spreads throughout international economies, we expect global markets to remain volatile in the near term. Valuations for many foreign companies are at their lowest point in two decades, which makes foreign equities relatively attractive. However, the financial crisis is far from over, and it is unclear how prolonged or deep the global credit crunch and recession will be. Governments in Europe and other countries are taking concerted action to bolster their economies and combat recessionary forces, along with the U.S. Although the specific timing of an eventual recovery in the financial markets is impossible to gauge, for investors with long-term investment horizons, we believe that an allocation to foreign stocks is an essential part of portfolio diversification and has proven a sound strategy over the long term.

January 2009

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class I
Actual	$1,000.00	$646.10	$3.93
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.36	$4.82

Class F
Actual	$1,000.00	$645.40	$4.76
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.35	$5.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit EAFE International Index Portfolio:

We have audited the accompanying statement of net assets of the Summit EAFE International Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit EAFE International Index Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

EAFE International Index Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 96.1%	Shares	Value
Australia - 5.5%
AGL Energy Ltd.	3,424	$36,543
Alumina Ltd.	15,042	14,725
Amcor Ltd.	6,174	25,093
AMP Ltd.	15,156	57,617
Aristocrat Leisure Ltd.	2,329	6,435
ASX Ltd.	1,460	34,092
Australia & New Zealand Banking Group Ltd.	16,046	172,230
AXA Asia Pacific Holdings Ltd.	8,432	29,236
Bendigo and Adelaide Bank Ltd.	2,467	19,100
BHP Billiton Ltd.	27,307	575,121
Billabong International Ltd.	1,761	9,848
BlueScope Steel Ltd.	6,354	15,606
Boral Ltd.	4,448	14,408
Brambles Ltd.	11,921	61,943
CFS Retail Property Trust	12,326	16,168
Coca-Cola Amatil Ltd.	4,034	26,073
Cochlear Ltd.	483	19,015
Commonwealth Bank of Australia	11,295	229,006
Computershare Ltd.	4,065	22,229
Crown Ltd.	3,892	16,292
CSL Ltd.	4,700	110,984
CSR Ltd.	13,446	16,598
DEXUS Property Group	20,639	11,994
Fairfax Media Ltd.	12,456	14,291
Fortescue Metals Group Ltd.*	7,100	9,702
Foster's Group Ltd.	14,470	55,669
Goodman Fielder Ltd.	13,446	12,514
Goodman Group	17,929	9,507
GPT Group	38,586	24,954
Incitec Pivot Ltd.	13,148	23,258
Insurance Australia Group Ltd.	14,709	40,129
Leighton Holdings Ltd.	1,181	22,970
Lend Lease Corp Ltd.	3,667	18,543
Lion Nathan Ltd.	3,096	17,814
Macquarie Airports	4,128	6,952
Macquarie Group Ltd.	2,063	41,931
Macquarie Infrastructure Group	20,056	24,055
Metcash Ltd.	6,656	20,401
Mirvac Group	13,396	12,073
National Australia Bank Ltd.	15,530	227,675
Newcrest Mining Ltd.	3,434	81,445
OneSteel Ltd.	6,623	11,464
Orica Ltd.	2,839	27,874
Origin Energy Ltd.	7,372	83,152
OZ Minerals Ltd. (b)	22,983	-
Qantas Airways Ltd.	7,553	13,927
QBE Insurance Group Ltd.	6,673	121,299
Rio Tinto Ltd.	2,494	66,802
Santos Ltd.	4,934	51,566
Sims Group Ltd.	1,286	15,640
Sonic Healthcare Ltd.	2,671	27,190
Stockland	12,269	35,500
Suncorp-Metway Ltd.	7,914	46,721
TABCORP Holdings Ltd.	3,793	18,567
Tatts Group Ltd.	10,565	20,639

Equity Securities - Cont'd	Shares	Value
Australia - Cont'd
Telstra Corp Ltd.	35,060	$93,877
Toll Holdings Ltd.	4,754	20,555
Transurban Group	9,342	35,873
Wesfarmers Ltd.-PPS	937	11,838
Wesfarmers Ltd.	5,154	65,083
Westfield Group	13,608	125,380
Westpac Banking Corp.	26,858	319,842
Woodside Petroleum Ltd.	3,923	101,242
Woolworths Ltd.	9,427	175,888
WorleyParsons Ltd.	1,368	13,628
		3,707,786

Austria - 0.3%
Erste Bank der Oesterreichischen Sparkassen AG	1,651	38,703
OMV AG	1,419	37,829
Raiffeisen International Bank Holding AG	473	13,238
STRABAG SE	362	8,340
Telekom Austria AG	2,631	38,029
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	699	32,075
Voestalpine AG	954	20,455
Wienerberger AG	881	14,713
		203,382

Belgium - 0.7%
Anheuser-Busch InBev NV	4,073	94,430
Belgacom SA	1,282	48,901
Colruyt SA	152	32,552
Delhaize Group	784	48,376
Dexia SA*	4,140	18,415
Fortis
Common	20,665	27,427
Rights (expiration 7/4/14) (b)	14,430	-
Groupe Bruxelles Lambert SA	660	52,522
KBC Groep NV	1,207	36,457
Mobistar SA	255	18,366
Nationale A Portefeuille	352	17,116
Solvay SA	504	37,471
UCB SA	802	26,124
Umicore	1,086	21,429
		479,586

Bermuda - 0.1%
Frontline Ltd.	448	13,065
Seadrill Ltd.	2,540	20,703
		33,768

Denmark - 0.8%
A P Moller - Maersk A/S, Series B	13	69,654
Carlsberg A/S, Series B	607	19,928
Coloplast A/S, Series B	198	13,647
Danisco A/S	380	15,488
Danske Bank A/S	3,494	35,329
DSV A/S	1,698	18,490
FLSmidth & Co. A/S	379	13,189
Jyske Bank A/S*	515	12,130
Novo Nordisk A/S, Series B	3,439	175,009
Novozymes A/S, Series B	338	26,928
Topdanmark A/S*	153	19,864

Equity Securities - Cont'd	Shares	Value
Denmark - Cont'd
TrygVesta A/S	199	$12,347
Vestas Wind Systems A/S*	1,515	90,042
		522,045

Finland - 1.4%
Elisa Oyj	1,226	21,221
Fortum Oyj	3,757	80,698
Kesko Oyj, Series B	482	12,079
Kone Oyj	1,262	27,671
Metso Oyj	1,014	12,260
Neste Oil Oyj	1,288	19,234
Nokia Oyj	32,240	499,814
Nokian Renkaat Oyj	1,029	11,537
Orion Oyj, Series B	806	13,645
Outokumpu Oyj	1,256	14,758
Pohjola Bank plc	970	13,433
Rautaruukki Oyj	845	14,563
Sampo Oyj	3,800	70,977
Stora Enso Oyj, Series R	5,432	42,404
UPM-Kymmene Oyj	4,390	55,663
Wartsila Oyj	786	23,389
		933,346

France - 10.3%
Accor SA	1,585	77,998
Aeroports de Paris	213	14,415
Air France-KLM	1,454	18,692
Air Liquide SA	2,041	186,741
Alcatel-Lucent	20,474	44,208
Alstom SA	1,747	103,165
Atos Origin SA	552	13,854
AXA SA	12,832	286,086
BNP Paribas	7,373	311,335
Bouygues	1,993	84,359
Bureau Veritas SA	343	13,774
Cap Gemini SA	1,106	42,629
Carrefour SA	5,130	197,008
Casino Guichard-Perrachon SA	410	31,177
Christian Dior SA	511	28,823
Cie de Saint-Gobain	2,446	115,366
Cie Generale de Geophysique-Veritas*	1,224	18,277
Cie Generale d'Optique Essilor International SA	1,632	76,574
CNP Assurances SA	284	20,550
Compagnie Generale des Etablissements Michelin, Series B	1,146	60,090
Credit Agricole SA	7,322	83,269
Dassault Systemes SA	618	27,926
EDF Energies Nouvelles SA	1,689	98,166
Eiffage SA	261	13,653
Eramet	35	6,778
Eutelsat Communications	836	19,742
France Telecom SA	15,597	436,266
GDF Suez*	9,575	474,221
Groupe Danone	3,733	225,305
Hermes International	565	78,925
Icade SA	190	15,815
Iliad SA	157	13,598
Klepierre	593	14,534
Lafarge SA	1,096	66,637
Lagardere SCA	1,027	41,685
L'Oreal SA	1,922	167,015

Equity Securities - Cont'd	Shares	Value
France - Cont'd
LVMH Moet Hennessy Louis Vuitton SA	1,991	$133,768
Natixis	9,079	15,958
Neopost SA	255	23,081
PagesJaunes Groupe	1,295	12,729
Pernod-Ricard SA	1,347	99,887
PPR SA	627	40,959
PSA Peugeot Citroen SA	1,345	22,933
Publicis Groupe	1,036	26,668
Renault SA	1,704	44,447
Safran SA	1,407	18,970
Sanofi-Aventis SA	8,643	548,951
Schneider Electric SA	1,874	139,981
SCOR SE	1,494	34,348
Societe BIC SA	227	13,043
Societe Des Autoroutes Paris-Rhin-Rhone	182	12,644
Societe Generale Groupe	3,891	197,070
Societe Television Francaise 1	1,294	18,920
Sodexo	847	46,873
Suez Environnement SA*	4,276	72,101
Technip SA	873	26,745
Thales SA	773	32,258
Total SA	19,374	1,056,225
Unibail-Rodamco	672	100,088
Valeo SA	913	13,574
Vallourec SA	465	52,887
Veolia Environnement	3,225	101,216
Vinci SA	3,457	145,584
Vivendi	9,760	317,763
Wendel	278	13,811
Zodiac SA	332	12,083
		6,924,221

Germany - 8.7%
Adidas AG	1,725	66,344
Allianz SE	3,880	416,161
BASF SE	7,995	315,919
Bayer AG	6,552	384,896
Bayerische Motoren Werke AG	3,121	95,936
Beiersdorf AG	751	44,678
Celesio AG	716	19,555
Commerzbank AG	5,604	53,419
Daimler AG	7,549	286,834
Deutsche Bank AG	4,560	181,845
Deutsche Boerse AG	1,628	118,571
Deutsche Lufthansa AG	1,847	29,242
Deutsche Post AG	6,937	117,360
Deutsche Postbank AG	613	13,556
Deutsche Telekom AG	24,134	366,681
E.ON AG	16,004	647,156
Fraport AG Frankfurt Airport Services Worldwide	349	15,241
Fresenius Medical Care AG & Co. KGaA	1,631	76,483
Fresenius SE, Preferred	863	50,570
GEA Group AG	1,209	20,730
Hannover Rueckversicherung AG	513	16,320
HeidelbergCement AG	252	11,224
Henkel AG & Co. KGaA, Preferred	2,326	74,574
Hochtief AG	314	15,930
Infineon Technologies AG*	5,388	7,416
K+S AG	1,286	73,829
Linde AG	1,108	93,763

Equity Securities - Cont'd	Shares	Value
Germany - Cont'd
MAN AG	968	$53,388
Merck KGaA	503	45,732
Metro AG	979	39,682
Muenchener Rueckversicherungs AG	1,662	261,178
Porsche Automobil Holding SE, Preferred	778	60,610
Puma AG Rudolf Dassler Sport	71	14,107
Q-Cells AG*	636	23,081
RWE AG	4,096	368,217
Salzgitter AG	392	30,961
SAP AG	7,182	257,397
Siemens AG	7,506	562,203
SolarWorld AG	742	16,147
ThyssenKrupp AG	3,075	83,156
TUI AG	1,609	18,349
Volkswagen AG:
Common	955	334,544
Preferred	909	48,507
Wacker Chemie AG	122	12,974
		5,844,466

Greece - 0.4%
Alpha Bank AE	2,948	27,689
Coca Cola Hellenic Bottling Co. SA	1,565	22,829
EFG Eurobank Ergasias SA	2,793	22,163
Hellenic Petroleum SA	805	5,958
Hellenic Telecommunications Organization SA	2,063	34,319
Marfin Investment Group SA	4,745	19,068
National Bank of Greece SA	4,221	78,174
OPAP SA	1,685	48,475
Piraeus Bank SA	2,340	21,072
Public Power Corp SA	791	12,701
		292,448

Hong Kong - 1.9%
Bank of East Asia Ltd.	10,822	22,828
BOC Hong Kong Holdings Ltd.	30,217	34,492
Cheung Kong Holdings Ltd.	10,537	100,459
Cheung Kong Infrastructure Holdings Ltd.	3,051	11,512
Chinese Estates Holdings Ltd.	7,325	8,364
CLP Holdings Ltd.	16,145	109,772
Esprit Holdings Ltd.	8,499	48,445
Genting International plc*	22,163	6,955
Hang Lung Group Ltd.	6,871	20,972
Hang Lung Properties Ltd.	15,884	34,843
Hang Seng Bank Ltd.	5,615	74,160
Henderson Land Development Co. Ltd.	8,330	31,118
Hong Kong & China Gas Co. Ltd.	33,727	51,131
Hong Kong Exchanges and Clearing Ltd.	7,617	73,027
HongKong Electric Holdings	11,311	63,628
Hopewell Holdings	4,345	14,372
Hutchison Whampoa Ltd.	17,471	88,129
Kerry Properties Ltd.	5,263	14,166
Kingboard Chemical Holdings Ltd.	3,663	6,628
Li & Fung Ltd.	18,859	32,538
Link REIT	18,859	31,349
Mongolia Energy Co. Ltd.*	20,423	6,368
MTR Corp.	10,247	23,893
New World Development Ltd.	20,806	21,256
Noble Group Ltd.	18,726	13,412
NWS Holdings Ltd.	5,053	7,561

Equity Securities - Cont'd	Shares	Value
Hong Kong - Cont'd
Pacific Basin Shipping Ltd.	12,662	$5,821
PCCW Ltd.	37,557	18,019
Shangri-La Asia Ltd.	9,214	10,650
Sino Land Co.	14,436	15,088
Sun Hung Kai Properties Ltd.	10,679	89,793
Swire Pacific Ltd.	6,734	46,692
Television Broadcasts Ltd.	3,442	11,277
Wharf Holdings Ltd.	11,850	32,743
Wheelock & Co. Ltd.	8,589	19,027
Wing Hang Bank Ltd.	1,129	6,541
Wing Lung Bank (b)	1,870	37,640
Yue Yuen Industrial Holdings Ltd.	6,207	12,300
		1,256,969

Ireland - 0.4%
Allied Irish Banks plc	8,831	21,476
CRH plc	4,308	108,724
Elan Corp plc*	3,728	21,963
Experian plc	8,247	51,646
Governor & Co. of the Bank of Ireland	9,590	11,300
Kerry Group plc	1,105	20,151
Ryanair Holdings plc*	3,254	13,510
		248,770

Italy - 3.6%
A2A SpA	10,395	18,631
Alleanza Assicurazioni SpA	3,526	28,733
Assicurazioni Generali SpA	9,069	248,613
Atlantia SpA	2,196	40,382
Banca Carige SpA	5,502	13,221
Banca Monte dei Paschi di Siena SpA	19,221	41,432
Banca Popolare di Milano Scarl	3,321	19,669
Banco Popolare SC	6,047	42,361
Enel SpA	37,849	242,048
ENI SpA	23,441	555,455
Fiat SpA	5,777	37,666
Finmeccanica SpA	3,458	52,972
Fondiaria-SAI SpA	650	11,763
Intesa Sanpaolo SpA	73,639	265,243
Italcementi SpA	1,150	14,560
Lottomatica SpA	499	12,320
Luxottica Group SpA	1,220	21,809
Mediaset SpA	6,839	39,056
Mediobanca SpA	4,035	40,979
Parmalat SpA	14,422	23,636
Prysmian SpA	1,121	17,606
Saipem SpA	2,412	40,501
Saras SpA	3,131	10,605
Snam Rete Gas SpA	6,818	37,659
Telecom Italia SpA - RSP	47,497	53,000
Telecom Italia SpA	81,059	131,847
Terna Rete Elettrica Nazionale SpA	10,364	33,935
UniCredit SpA	100,272	249,632
Unione di Banche Italiane ScpA	5,007	72,466
Unipol Gruppo Finanziario SpA, Preferred	18,085	19,691
		2,437,491

Equity Securities - Cont'd	Shares	Value
Japan - 22.9%
77 Bank Ltd.	2,395	$13,003
ABC-Mart, Inc.	166	6,080
Acom Co. Ltd.	436	18,293
Advantest Corp.	1,337	21,645
Aeon Co. Ltd.	5,085	50,933
Aeon Credit Service Co. Ltd.	473	5,004
AEON Mall Co. Ltd.	553	10,676
Aioi Insurance Co. Ltd.	4,269	22,257
Aisin Seiki Co. Ltd.	1,699	24,112
Ajinomoto Co., Inc.	5,548	60,438
Alfresa Holdings Corp.	256	12,227
All Nippon Airways Co. Ltd.	4,762	18,817
Amada Co. Ltd.	3,823	18,506
Asahi Breweries Ltd.	2,941	50,613
Asahi Glass Co. Ltd.	7,978	45,312
Asahi Kasei Corp.	9,342	41,059
Asics Corp.	990	7,983
Astellas Pharma, Inc.	3,623	147,425
Bank of Kyoto Ltd.	2,231	25,007
Bank of Yokohama Ltd.	9,834	58,169
Benesse Corp.	516	22,552
Bridgestone Corp.	4,365	65,557
Brother Industries Ltd.	1,682	10,034
Canon, Inc.	8,767	275,210
Casio Computer Co. Ltd.	2,006	12,603
Central Japan Railway Co.	11	95,072
Chiba Bank Ltd.	5,857	36,595
Chubu Electric Power Co., Inc.	4,613	140,201
Chugai Pharmaceutical Co. Ltd.	1,648	31,900
Chugoku Bank Ltd.	1,222	18,818
Chugoku Electric Power Co., Inc.	2,025	53,346
Chuo Mitsui Trust Holdings, Inc.	7,134	34,865
Citizen Holdings Co. Ltd.	2,525	9,170
Coca-Cola West Co. Ltd.	531	11,481
Cosmo Oil Co. Ltd.	4,508	13,897
Credit Saison Co. Ltd.	1,324	18,280
Dai Nippon Printing Co. Ltd.	4,200	46,299
Daicel Chemical Industries Ltd.	2,611	12,389
Daido Steel Co. Ltd.	1,813	5,485
Daihatsu Motor Co. Ltd.	1,562	13,944
Daiichi Sankyo Co. Ltd.	5,343	127,001
Daikin Industries Ltd.	2,016	53,168
Dainippon Sumitomo Pharma Co. Ltd.	1,336	12,452
Daito Trust Co.nstruction Co. Ltd.	656	34,349
Daiwa House Industry Co. Ltd.	4,143	40,538
Daiwa Securities Group, Inc.	9,715	57,896
DeNa Co. Ltd.	2	6,430
Denki Kagaku Kogyo K K	5,061	12,381
Denso Corp.	3,924	65,279
Dentsu, Inc. (b)	16	35,829
DIC Corp.	6,834	14,337
DOWA HOLDINGS Co. Ltd.	1,720	6,327
East Japan Railway Co. (b)	27	224,290
Eisai Co. Ltd.	2,006	83,128
Electric Power Development Co. Ltd.	950	37,315
FamilyMart Co. Ltd.	413	17,941
Fanuc Ltd.	1,488	105,825
Fast Retailing Co. Ltd.	345	50,280
Fuji Heavy Industries Ltd.	5,687	15,440
FUJIFILM Holdings Corp.	3,732	82,134

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Fujitsu Ltd.	14,572	$70,433
Fukuoka Financial Group, Inc.	6,813	29,676
Furukawa Electric Co. Ltd.	4,327	21,062
Gunma Bank Ltd.	2,942	18,753
Hachijuni Bank Ltd.	3,403	19,576
Hakuhodo DY Holdings, Inc.	231	12,597
Hankyu Hanshin Holdings, Inc.	9,074	52,214
Haseko Corp.	12,774	13,571
Hirose Electric Co. Ltd.	260	26,250
Hiroshima Bank Ltd.	4,692	20,567
Hisamitsu Pharmaceutical Co., Inc.	562	22,945
Hitachi Chemical Co. Ltd.	574	5,936
Hitachi Construction Machinery Co. Ltd.	1,022	12,063
Hitachi High-Technologies Corp.	634	10,112
Hitachi Ltd.	24,954	96,774
Hitachi Metals Ltd.	958	4,518
Hokkaido Electric Power Co., Inc.	1,412	35,740
Hokuhoku Financial Group, Inc.	8,048	19,053
Hokuriku Electric Power Co.	1,333	37,731
Honda Motor Co. Ltd.	11,392	247,062
HOYA Corp.	3,154	54,791
Ibiden Co. Ltd.	1,136	23,418
Idemitsu Kosan Co. Ltd.	182	11,658
IHI Corp.	9,667	12,273
INPEX Corp.	6	47,403
Isetan Mitsukoshi Holdings Ltd.	2,267	19,529
Isuzu Motors Ltd.	9,171	11,771
ITO EN Ltd.	752	11,090
ITOCHU Corp.	11,295	56,669
Iyo Bank Ltd.	2,046	25,394
J Front Retailing Co. Ltd.	4,281	17,659
JAFCO Co. Ltd.	214	5,471
Japan Airlines Corp.	7,417	17,557
Japan Petroleum Exploration Co.	298	13,067
Japan Prime Realty Investment Corp.	6	14,304
Japan Real Estate Investment Corp.	3	26,962
Japan Retail Fund Investment Corp.	3	13,007
Japan Steel Works Ltd.	2,824	39,407
Japan Tobacco, Inc.	35	115,899
JFE Holdings, Inc.	3,700	97,865
JGC Corp.	2,063	31,039
Joyo Bank Ltd.	5,647	32,172
JS Group Corp.	2,149	33,267
JSR Corp.	1,622	18,255
JTEKT Corp.	1,557	12,012
Jupiter Telecommunications Co. Ltd.	22	22,928
Kajima Corp.	6,051	21,181
Kamigumi Co. Ltd.	2,257	20,213
Kansai Electric Power Co., Inc.	5,845	169,372
Kao Corp.	3,945	119,466
Kawasaki Heavy Industries Ltd.	10,730	21,761
Kawasaki Kisen Kaisha Ltd.	5,517	25,742
KDDI Corp.	22	156,693
Keihin Electric Express Railway Co. Ltd.	3,413	30,142
Keio Corp.	4,275	25,670
Keisei Electric Railway Co. Ltd.	2,208	13,760
Keyence Corp.	271	55,489
Kikkoman Corp.	1,563	18,451
Kintetsu Corp.	12,808	58,847
Kirin Holdings Co. Ltd.	6,134	80,857

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Kobe Steel Ltd.	19,870	$36,592
Komatsu Ltd.	7,166	90,772
Konami Corp.	776	19,978
Konica Minolta Holdings, Inc.	3,928	30,437
Kubota Corp.	8,700	62,537
Kuraray Co. Ltd.	2,839	22,101
Kurita Water Industries Ltd.	978	26,347
Kyocera Corp.	1,190	85,847
kyowa Hakko Kirin Co. Ltd.	1,977	20,638
Kyushu Electric Power Co., Inc.	2,787	74,130
Lawson, Inc.	547	31,547
Leopalace21 Corp.	1,184	12,005
Mabuchi Motor Co. Ltd.	266	11,048
Makita Corp.	885	19,738
Marubeni Corp.	12,967	49,423
Marui Group Co. Ltd.	2,075	12,046
Matsui Securities Co. Ltd.	854	7,148
Matsushita Electric Industrial Co. Ltd.	14,008	175,525
Mazda Motor Corp.	6,923	11,699
Mediceo Paltac Holdings Co. Ltd.	1,059	12,762
Meiji Dairies Corp.	2,222	11,921
Minebea Co. Ltd.	3,860	13,264
Mitsubishi Chemical Holdings Corp.	9,436	41,643
Mitsubishi Corp.	9,894	138,896
Mitsubishi Electric Corp.	15,174	94,954
Mitsubishi Estate Co. Ltd.	9,202	151,752
Mitsubishi Gas Chemical Co., Inc.	3,031	12,387
Mitsubishi Heavy Industries Ltd.	24,192	107,939
Mitsubishi Logistics Corp.	1,021	12,850
Mitsubishi Materials Corp.	8,339	21,024
Mitsubishi Motors Corp.*	29,806	40,917
Mitsubishi Rayon Co. Ltd.	4,490	13,541
Mitsubishi Tanabe Pharma Corp.	1,794	27,124
Mitsubishi UFJ Financial Group, Inc.	81,161	503,598
Mitsubishi UFJ Lease & Finance Co. Ltd.	337	8,562
Mitsui & Co. Ltd.	12,594	128,828
Mitsui Chemicals, Inc.	5,662	20,929
Mitsui Engineering & Shipbuilding Co. Ltd.	4,095	6,879
Mitsui Fudosan Co. Ltd.	6,519	108,332
Mitsui OSK Lines Ltd.	8,482	52,089
Mitsui Sumitomo Insurance Group Holdings, Inc.	3,013	96,098
Mitsumi Electric Co. Ltd.	905	15,996
Mizuho Financial Group, Inc. (b)	78	249,232
Mizuho Trust & Banking Co. Ltd.	9,755	12,356
Murata Manufacturing Co. Ltd.	1,671	65,503
Namco Bandai Holdings, Inc.	1,677	18,381
NEC Corp.	13,858	46,512
NGK Insulators Ltd.	2,174	24,467
NGK Spark Plug Co. Ltd.	1,433	11,485
Nidec Corp.	827	32,160
Nikon Corp.	2,612	31,294
Nintendo Co. Ltd.	749	287,762
Nippon Building Fund, Inc.	4	43,904
Nippon Electric Glass Co. Ltd.	2,926	15,369
Nippon Express Co. Ltd.	6,448	27,132
Nippon Meat Packers, Inc.	1,347	20,356
Nippon Mining Holdings, Inc.	7,719	33,168
Nippon Oil Corp.	10,639	53,582
Nippon Paper Group, Inc. (b)	7	30,555
Nippon Sheet Glass Co. Ltd.	5,917	19,432

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Nippon Steel Corp.	38,985	$128,020
Nippon Telegraph & Telephone Corp. (b)	38	219,578
Nippon Yusen Kabushiki Kaisha	8,449	52,107
Nipponkoa Insurance Co. Ltd.	5,383	41,847
Nishi-Nippon City Bank Ltd.	5,184	15,028
Nissan Chemical Industries Ltd.	1,343	13,004
Nissan Motor Co. Ltd.	17,419	63,092
Nisshin Seifun Group, Inc.	1,536	20,154
Nisshin Steel Co. Ltd.	7,664	15,764
NISSIN FOODS HOLDINGS Co. Ltd.	635	22,271
Nitori Co. Ltd.	318	24,680
Nitto Denko Corp.	1,359	26,110
NOK Corp.	755	5,331
Nomura Holdings, Inc.	13,452	110,929
Nomura Real Estate Office Fund, Inc.	2	13,076
Nomura Research Institute Ltd.	919	17,441
NSK Ltd.	3,119	11,712
NTN Corp.	3,778	11,405
NTT Data Corp.	9	36,128
NTT DoCoMo, Inc.	121	238,526
NTT Urban Development Corp.	11	11,868
Obayashi Corp.	5,071	30,236
OBIC Co. Ltd.	74	12,108
Odakyu Electric Railway Co. Ltd.	4,502	39,551
OJI Paper Co. Ltd.	7,075	41,592
Olympus Corp.	1,945	39,057
Omron Corp.	1,706	22,898
Ono Pharmaceutical Co. Ltd.	791	41,129
Oracle Corp. Japan	282	12,237
Oriental Land Co. Ltd.	378	31,088
ORIX Corp.	698	39,660
Osaka Gas Co. Ltd.	14,269	65,905
Panasonic Electric Works Co. Ltd.	2,783	24,745
Promise Co. Ltd.	552	13,991
Rakuten, Inc.*	51	32,470
Resona Holdings, Inc. (b)	40	69,832
Ricoh Co. Ltd.	4,829	61,499
Rohm Co. Ltd.	857	43,275
Sankyo Co. Ltd.	422	21,314
Santen Pharmaceutical Co. Ltd.	626	18,853
SANYO Electric Co. Ltd.*	13,085	24,502
Sapporo Hokuyo Holdings, Inc.	1	4,396
Sapporo Holdings Ltd. (b)	1,976	12,443
SBI Holdings, Inc.	154	23,803
Secom Co. Ltd.	1,611	82,980
Sega Sammy Holdings, Inc.	1,755	20,365
Seiko Epson Corp.	1,141	18,175
Sekisui Chemical Co. Ltd.	3,048	19,038
Sekisui House Ltd.	3,539	30,977
Seven & I Holdings Co. Ltd.	6,171	211,417
Seven Bank Ltd.	3	11,476
Sharp Corp.	7,509	53,831
Shikoku Electric Power Co., Inc.	1,450	48,902
Shimadzu Corp.	1,782	11,277
Shimamura Co. Ltd.	148	11,450
Shimano, Inc.	593	23,759
Shimizu Corp.	4,425	25,810
Shin-Etsu Chemical Co. Ltd.	2,916	133,745
Shinko Securities Co. Ltd.	5,863	12,848
Shinsei Bank Ltd.	10,451	16,519

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Shionogi & Co. Ltd.	2,333	$59,923
Shiseido Co. Ltd.	2,497	51,116
Shizuoka Bank Ltd.	4,615	53,459
Showa Denko KK	11,835	17,138
Showa Shell Sekiyu KK	1,386	13,675
SMC Corp.	452	46,244
Softbank Corp.	5,193	94,043
Sojitz Corp.	11,177	18,742
Sompo Japan Insurance, Inc.	6,791	49,731
Sony Corp.	7,598	165,173
Sony Financial Holdings, Inc.	8	30,722
SQUARE ENIX HOLDINGS Co. Ltd.	597	19,273
Stanley Electric Co. Ltd.	1,471	15,527
Sumco Corp.	1,165	14,879
Sumitomo Chemical Co. Ltd.	11,520	39,317
Sumitomo Corp.	8,244	72,656
Sumitomo Electric Industries Ltd.	6,062	46,609
Sumitomo Heavy Industries Ltd.	4,458	17,747
Sumitomo Metal Industries Ltd.	28,820	71,027
Sumitomo Metal Mining Co. Ltd.	4,215	44,799
Sumitomo Mitsui Financial Group, Inc. (b)	49	227,441
Sumitomo Realty & Development Co. Ltd.	3,186	47,468
Sumitomo Rubber Industries, Inc.	1,297	11,304
Sumitomo Trust & Banking Co. Ltd.	10,900	64,510
Suruga Bank Ltd.	1,621	16,054
Suzuken Co. Ltd.	494	14,885
Suzuki Motor Corp.	3,175	43,895
T&D Holdings, Inc.	1,551	65,034
Taiheiyo Cement Corp.	8,584	16,543
Taisei Corp.	8,653	23,837
Taisho Pharmaceutical Co. Ltd.	951	20,204
Taiyo Nippon Sanso Corp.	2,424	18,685
Takashimaya Co. Ltd.	2,336	17,693
Takeda Pharmaceutical Co. Ltd.	6,489	336,600
Takefuji Corp.	833	6,807
TDK Corp.	1,015	37,276
Teijin Ltd.	6,263	17,704
Terumo Corp.	1,376	64,440
THK Co. Ltd.	1,115	11,717
Tobu Railway Co. Ltd.	6,214	36,992
Toho Co. Ltd.	857	18,387
Toho Gas Co. Ltd.	3,825	25,208
Tohoku Electric Power Co., Inc.	2,968	80,333
Tokio Marine Holdings, Inc.	5,077	148,767
Tokuyama Corp.	1,429	12,062
Tokyo Electric Power Co., Inc.	9,330	311,521
Tokyo Electron Ltd.	1,255	44,073
Tokyo Gas Co. Ltd.	17,188	87,100
Tokyo Steel Manufacturing Co. Ltd.	598	6,269
Tokyo Tatemono Co. Ltd.	1,794	8,205
Tokyu Corp.	8,471	42,634
Tokyu Land Corp.	3,989	15,192
TonenGeneral Sekiyu KK	2,387	23,894
Toppan Printing Co. Ltd.	3,778	29,095
Toray Industries, Inc.	10,659	54,279
Toshiba Corp.	24,461	100,719
Tosoh Corp.	5,647	13,849
TOTO Ltd.	1,860	11,668
Toyo Seikan Kaisha Ltd.	1,218	20,984
Toyo Suisan Kaisha Ltd.	681	19,574

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Toyota Industries Corp.	1,497	$32,074
Toyota Motor Corp.	22,772	745,392
Toyota Tsusho Corp.	1,823	19,481
Trend Micro, Inc.*	775	27,060
Tsumura & Co.	533	19,771
Ube Industries Ltd.	8,747	24,551
Unicharm Corp.	326	24,641
UNY Co. Ltd.	1,248	13,745
Ushio, Inc.	972	12,815
USS Co. Ltd.	182	9,630
West Japan Railway Co.	13	59,149
Yahoo! Japan Corp.	124	50,729
Yakult Honsha Co. Ltd.	599	12,809
Yamada Denki Co. Ltd.	649	45,055
Yamaguchi Financial Group, Inc.	1,819	20,441
Yamaha Corp.	1,239	11,488
Yamaha Motor Co. Ltd.	1,815	19,045
Yamato Holdings Co. Ltd.	3,114	40,604
Yamato Kogyo Co. Ltd.	250	6,745
Yamazaki Baking Co. Ltd.	824	12,679
Yaskawa Electric Corp.	2,513	10,112
Yokogawa Electric Corp.	2,125	13,938
		15,415,114

Luxembourg - 0.4%
ArcelorMittal	7,696	185,498
Millicom International Cellular SA	660	30,538
SES SA	2,343	46,095
Tenaris SA	4,105	42,449
		304,580

Netherlands - 4.6%
Aegon NV	12,098	77,203
Akzo Nobel NV	1,975	81,444
ASML Holding NV	3,684	65,741
Corio NV	408	18,707
European Aeronautic Defence and Space Co. NV	2,629	44,385
Fugro NV (CVA)	600	17,226
Heineken NV	2,662	81,786
ING Groep NV (CVA)	17,071	178,446
James Hardie Industries NV	4,863	15,928
Koninklijke Ahold NV	9,654	118,653
Koninklijke Boskalis Westminster NV	438	10,174
Koninklijke DSM NV	1,100	28,197
Koninklijke KPN NV	15,067	218,484
Koninklijke Philips Electronics NV	7,875	153,161
Randstad Holding NV	1,012	20,545
Reed Elsevier NV	5,185	61,090
Royal Dutch Shell plc:
Series A	31,599	826,008
Series B	23,270	585,649
SBM Offshore NV	1,218	15,961
TNT NV	3,166	60,807
Unilever NV (CVA)	14,120	342,129
Wolters Kluwer NV	2,549	48,140
		3,069,864

Equity Securities - Cont'd	Shares	Value
New Zealand - 0.1%
Auckland International Airport Ltd.	12,431	$11,809
Fletcher Building Ltd.	5,779	19,500
Telecom Corp of New Zealand Ltd.	18,354	24,496
		55,805

Norway - 0.6%
Aker Solutions ASA	1,098	7,259
DnB NOR ASA	6,425	25,665
Norsk Hydro ASA	7,225	29,179
Orkla ASA	6,764	44,981
Renewable Energy Corp. AS*	1,472	13,842
StatoilHydro ASA	11,206	184,566
Telenor ASA	6,680	44,702
Yara International ASA	1,578	34,490
		384,684

Portugal - 0.3%
Banco Comercial Portugues SA	22,416	25,693
Banco Espirito Santo SA	2,372	22,296
Brisa-Auto Estradas de Portugal SA	2,305	17,223
Energias de Portugal SA	14,027	52,867
Galp Energia SGPS SA	1,681	16,923
Jeronimo Martins SGPS SA	2,270	12,610
Portugal Telecom SGPS SA	5,526	46,893
		194,505

Singapore - 0.9%
CapitaLand Ltd.	13,520	29,703
CapitaMall Trust	10,422	11,604
City Developments Ltd.	4,882	21,784
ComfortDelGro Corp. Ltd.	13,066	13,227
DBS Group Holdings Ltd.:
Common	9,641	57,193
Rights expires 1/23/09	4,820	10,036
Fraser and Neave Ltd.	9,380	19,335
Golden Agri-Resources Ltd.	40,718	6,780
Jardine Cycle & Carriage Ltd.	1,770	11,756
Keppel Corp Ltd.	11,138	33,758
Olam International Ltd.	9,727	7,838
Oversea-Chinese Banking Corp Ltd.	20,969	73,059
SembCorp Industries Ltd.	8,711	14,153
SembCorp Marine Ltd.	5,875	6,924
Singapore Airlines Ltd.	4,153	32,601
Singapore Exchange Ltd.	7,220	25,869
Singapore Press Holdings Ltd.	12,365	26,774
Singapore Technologies Engineering Ltd.	11,469	18,969
Singapore Telecommunications Ltd.	63,031	112,228
United Overseas Bank Ltd.	9,650	87,111
Wilmar International Ltd.	6,485	12,695
		633,397

Spain - 4.5%
Abertis Infraestructuras SA	2,145	38,170
Acciona SA	275	34,783
Acerinox SA	1,325	21,270
ACS Actividades de Construccion y Servicios SA	1,500	68,954
Banco Bilbao Vizcaya Argentaria SA	30,381	372,791
Banco de Sabadell SA	7,177	48,872
Banco de Valencia SA	1,757	18,536
Banco Popular Espanol SA	6,155	53,441

Equity Securities - Cont'd	Shares	Value
Spain - Cont'd
Banco Santander SA	65,064	$627,941
Bankinter SA	2,042	18,349
Cintra Concesiones de Infraestructuras de Transporte SA	2,266	17,049
Criteria CaixaCorp SA	6,930	27,265
EDP Renovaveis SA*	1,857	13,004
Enagas SA	1,628	35,714
Fomento de Construcciones y Contratas SA	500	16,455
Gamesa Corp. Tecnologica SA	1,488	26,990
Gas Natural SDG SA	910	24,820
Grifols SA	1,044	18,133
Grupo Ferrovial SA	483	13,305
Iberdrola Renovables SA*	7,121	30,787
Iberdrola SA	30,431	282,558
Iberia Lineas Aereas de Espana SA	4,778	13,382
Inditex SA	1,767	78,104
Indra Sistemas SA	872	19,814
Mapfre SA	6,026	20,429
Red Electrica de Espana SA	936	47,420
Repsol YPF SA	6,031	128,452
Telefonica SA	35,121	787,254
Union Fenosa SA	2,908	71,872
Zardoya Otis SA	1,041	18,533
		2,994,447

Sweden - 1.9%
Alfa Laval AB	3,175	27,567
Assa Abloy AB	2,523	28,627
Atlas Copco AB	8,902	76,630
Electrolux AB, Series B	2,165	18,621
Getinge AB, Series B	1,553	18,611
Hennes & Mauritz AB	4,017	156,968
Husqvarna AB, Series B	2,117	11,217
Investor AB, Series B	3,978	59,863
Loomis AB, Series B*	521	3,228
Lundin Petroleum AB*	1,319	7,017
Modern Times Group AB, Series B	354	7,690
Nordea Bank AB	17,509	123,249
OMX AB* (b)	588	19,704
Sandvik AB	8,600	54,636
Scania AB, Series B	3,229	32,319
Securitas AB, Series B	2,609	21,415
Skandinaviska Enskilda Banken AB	3,677	29,536
Skanska AB, Series B	3,464	34,528
SKF AB, Series B	3,188	31,737
SSAB Svenskt Stal AB	2,496	21,985
Svenska Cellulosa AB, Series B	4,665	39,893
Svenska Handelsbanken AB	3,663	59,622
Swedbank AB	3,681	21,112
Swedish Match AB	2,035	29,131
Tele2 AB, Series B	2,215	19,688
Telefonaktiebolaget LM Ericsson, Series B	25,814	197,981
TeliaSonera AB	17,945	89,317
Volvo AB, Series B	12,833	70,908
		1,312,800

Switzerland - 8.2%
ABB Ltd.	18,364	276,823
Actelion Ltd.*	758	42,692
Adecco SA	993	33,704
Aryzta AG*	617	20,031

Equity Securities - Cont'd	Shares	Value
Switzerland - Cont'd
Baloise Holding AG	430	$32,319
BKW FMB Energie AG	123	11,958
Compagnie Financiere Richemont SA	4,521	87,773
Credit Suisse Group AG	9,725	266,555
EFG International AG	372	6,662
Geberit AG	327	35,228
Givaudan SA	54	42,539
Holcim Ltd.	1,656	95,351
Julius Baer Holding AG	1,661	63,895
Kuehne & Nagel International AG	505	32,742
Lindt & Spruengli AG	1	21,321
Logitech International SA*	1,432	22,356
Lonza Group AG	368	34,020
Nestle SA	31,970	1,260,020
Nobel Biocare Holding AG	790	16,182
Novartis AG	19,397	971,877
Pargesa Holding SA	234	15,645
Roche Holding AG	5,704	878,038
Schindler Holding AG	429	19,607
SGS SA	38	39,784
Sonova Holding AG	340	20,512
STMicroelectronics NV	5,594	37,464
Straumann Holding AG	44	7,750
Sulzer AG	229	13,203
Swatch Group AG	360	50,287
Swiss Life Holding AG	288	19,978
Swiss Reinsurance	2,916	141,663
Swisscom AG	186	60,047
Syngenta AG	810	156,922
UBS AG*	26,577	370,557
Xstrata plc	6,153	57,362
Zurich Financial Services AG	1,195	254,864
		5,517,731

United Kingdom - 17.5%
3i Group plc	2,930	11,543
Admiral Group plc	1,633	21,569
AMEC plc	3,217	22,961
Anglo American plc	12,287	280,654
Antofagasta plc	3,836	23,694
Associated British Foods plc	2,973	31,374
AstraZeneca plc	11,940	483,793
Aviva plc	20,574	116,458
BAE Systems plc	27,236	148,443
Balfour Beatty plc	3,975	18,937
Barclays plc	70,715	159,422
Berkeley Group Holdings plc	945	11,949
BG Group plc	30,315	420,886
BHP Billiton plc	20,653	389,038
BP plc	160,791	1,232,027
British Airways plc	5,516	14,384
British American Tobacco plc	17,578	456,736
British Energy Group plc	8,286	92,285
British Land Co. plc	3,964	31,776
British Sky Broadcasting Group plc	10,249	71,309
BT Group plc	60,560	118,987
Bunzl plc	2,628	22,431
Burberry Group plc	3,853	12,357
Cable & Wireless plc	21,169	47,885
Cadbury plc	11,697	102,396

Equity Securities - Cont'd	Shares	Value
United Kingdom - Cont'd
Cairn Energy plc*	1,225	$35,846
Capita Group plc	5,262	56,067
Carnival plc	1,486	32,376
Centrica plc	44,295	170,212
Cobham plc	9,184	27,307
Compass Group plc	16,165	80,217
Daily Mail & General Trust	2,650	10,341
Diageo plc	20,461	284,623
Drax Group plc	2,659	21,555
Eurasian Natural Resources Corp.	3,224	15,441
FirstGroup plc	4,423	27,670
Friends Provident plc	22,270	27,931
G4S plc	9,981	29,622
GKN plc	4,757	6,735
GlaxoSmithKline plc	44,421	824,649
Hammerson plc	2,370	18,359
Hays plc	10,930	11,019
HBOS plc:
Common	44,285	44,944
Rights (b)	61,286	-
Home Retail Group plc	7,975	24,461
HSBC Holdings plc	91,916	879,749
ICAP plc	4,132	17,232
IMI plc	3,067	12,052
Imperial Tobacco Group plc	8,784	234,648
Intercontinental Hotels Group plc	2,333	18,983
International Power plc	13,144	45,637
Invensys plc*	7,604	19,157
Investec plc	2,815	11,722
ITV plc	35,564	20,391
J Sainsbury plc	8,278	39,363
Johnson Matthey plc	1,911	30,332
Kazakhmys plc	1,775	5,963
Kingfisher plc	20,901	40,877
Ladbrokes plc	6,503	17,392
Land Securities Group plc	3,861	51,462
Legal & General Group plc	47,419	52,892
Liberty International plc	2,227	15,432
Lloyds TSB Group plc:
Common	49,268	90,176
Rights (expiration 1/12/09)	21,416	-
Logica plc	11,501	11,486
London Stock Exchange Group plc	1,306	9,722
Lonmin plc	1,106	14,601
Man Group plc	14,930	51,532
Marks & Spencer Group plc	12,217	38,024
Meggitt plc	5,554	12,884
National Express Group plc	1,440	10,273
National Grid plc	22,534	222,696
Next plc	1,921	30,075
Old Mutual plc	42,416	33,887
Pearson plc	7,153	66,384
Prudential plc	21,335	129,892
Reckitt Benckiser Group plc	5,306	197,672
Reed Elsevier plc	9,678	70,541
Rexam plc	5,905	30,160
Rio Tinto plc	9,463	205,033
Rolls-Royce Group plc:
Common	16,165	79,191
Rights (expires 1/09) (b)	692,349	995

Equity Securities - Cont'd	Shares	Value
United Kingdom - Cont'd
Royal Bank of Scotland Group plc	133,582	$96,568
RSA Insurance Group plc	29,845	59,656
SABMiller plc	7,599	127,947
Sage Group plc	11,619	28,572
Schroders plc	988	12,338
Scottish & Southern Energy plc	7,256	127,762
Segro plc	3,643	13,032
Serco Group plc	4,021	26,171
Severn Trent plc	2,119	36,693
Shire plc	4,302	62,912
Smith & Nephew plc	7,425	47,109
Smiths Group plc	3,293	42,398
Stagecoach Group plc	4,795	9,727
Standard Chartered plc	18,574	237,437
Standard Life plc	18,493	54,226
Tate & Lyle plc	4,003	23,253
Tesco plc	62,875	327,573
Thomas Cook Group plc	4,751	12,165
Thomson Reuters plc	1,539	34,039
Tomkins plc	7,252	12,993
TUI Travel plc	5,604	18,944
Tullow Oil plc	6,455	61,770
Unilever plc	10,800	245,435
United Business Media Ltd.	1,886	13,885
United Utilities Group plc	6,094	55,150
Vedanta Resources plc	1,493	13,256
Vodafone Group plc	445,407	896,655
Whitbread plc	1,489	19,697
William Morrison Supermarkets plc	19,446	78,869
Wolseley plc	5,384	30,019
WPP plc	9,173	53,472
		11,790,900
United States - 0.1%
Synthes, Inc.	456	57,641

Total Equity Securities (Cost $84,430,891)		64,615,746

Exchange Traded Funds - 2.8%
iShares MSCI EAFE Index Fund	42,706	1,916,218

Total Exchange Traded Funds (Cost $1,708,633)		1,916,218

TOTAL INVESTMENTS (Cost $86,139,524) - 98.9%		66,531,964
Other assets and liabilities, net - 1.1%		764,897
Net Assets - 100%		$67,296,861

Net Assets Consist Of:
Paid-in capital applicable to the following shares of common stock with 20,000,000 shares of $.10 par value shares authorized:
Class I: 1,166,598		$100,046,846
Class F: 22,861		1,606,518
Undistributed net investment income		350,231
Accumulated net realized gain (loss) on investments		(15,089,936)
Net unrealized appreciation (depreciation) on investments		(19,616,798)

Net Assets		$67,296,861

Net Asset Value Per Share
Class I (based on net assets of $65,972,981)		$56.55
Class F (based on net assets of $1,323,880)		$57.91

(b)     This security was valued by the Board of Directors. See Note A.

*     Non-income producing security

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

EAFE International Index Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $334,277)	$3,420,327
Interest income	6,915
Total investment income	3,427,242

Expenses:
Investment advisory fee	554,712
Transfer agency fees and expenses	25,124
Accounting fees	140,118
Distribution Plan expenses:
Class F	723
Directors' fees and expenses	17,290
Administrative fees	99,056
Custodian fees	264,756
Reports to shareholders	15,441
Professional fees	29,867
Contract services	49,201
Miscellaneous	11,852
Total expenses	1,208,140
Reimbursement from Advisor:
Class I	(265,405)
Class F	(983)
Net expenses	941,752

Net Investment Income	2,485,490

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(14,629,613)
Foreign currency transactions	13,392
(14,616,221)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(40,497,547)
Assets and liabilities denominated in foreign currencies	(11,325)
(40,508,872)

Net Realized and Unrealized Gain
(Loss)	(55,125,093)

Increase (Decrease) in Net Assets
Resulting From Operations	($52,639,603)

See notes to financial statements.

EAFE International Index Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$2,485,490	$1,079,434
Net realized gain (loss)	(14,616,221)	2,131,638
Change in unrealized appreciation or (depreciation)	(40,508,872)	(475,273)

Increase (Decrease) in Net Assets
Resulting From Operations	(52,639,603)	2,735,799

Distributions to shareholders from:
Net investment income
Class I shares	(3,151,804)	(895,891)
Class F shares	(4,508)	--
Net realized gain
Class I shares	(2,054,260)	(1,341,924)
Class F shares	(18)	--
Total distributions	(5,210,590)	(2,237,815)

Capital share transactions:
Shares sold
Class I shares	28,840,408	78,722,812
Class F shares	1,720,729	1,000
Reinvestment of distributions
Class I shares	5,206,064	2,237,815
Class F shares	4,526	--
Shares redeemed
Class I shares	(29,136,738)	(21,581,983)
Class F shares	(119,737)	--
Total capital share transactions	6,515,252	59,379,644

Total Increase (Decrease) in Net Assets	(51,334,941)	59,877,628

Net Assets
Beginning of year	118,631,802	58,754,174
End of year (including undistributed net investment income of $350,231 and $1,007,403, respectively)	$67,296,861	$118,631,802

Capital Share Activity
Shares sold
Class I shares	328,264	723,184
Class F shares	24,311	10
Reinvestment of distributions
Class I shares	69,512	22,385
Class F shares	78	--
Shares redeemed
Class I shares	(363,522)	(208,760)
Class F shares	(1,538)	--
Total capital share transactions	57,105	536,819

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Summit EAFE International Index Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. On December 31, 2008, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, securities valued at $1,127,539 or 1.7% of net assets were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$2,573,320
Level 2 - Other Significant Observable Inputs	62,831,105*
Level 3 - Significant Unobservable Inputs	1,127,539**
Total	$66,531,964

*Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

**Level 3 securities represent 1.7% of net assets.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Portfolio Securities Lending: During the year, the Portfolio lent its securities to approved borrowers to earn additional income and received cash and/or securities as collateral to secure the loans. The Securities Lending program ended in November 2008.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.56% of the Portfolio's average daily net assets. Under the terms of the agreement, $17,301 was payable at year end. In addition, $12,318 was receivable from Advisor for reimbursement of operating expenses paid by the Portfolio during December 2008. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of 0.56% of the Portfolio's average daily net assets. Under the terms of the agreement, $14,828 was payable at year end. In addition, $37,550 was receivable from Summit for reimbursement of operating expenses paid by the Portfolio during December 2008.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .95% and 1.15% for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% based on the Portfolio's average daily net assets. Under the terms of the agreement, $3,090 was payable at year end. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,648 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay the distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed 0.20% annually of average daily net assets of Class F. Under the terms of the agreement, $110 was payable at year end. Prior to December 12, 2008, Ameritas Investment Corp. was the distributor and principal underwriter for the Portfolio and received an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $613 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $14 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Under the terms of the agreement, $14 was payable at year end. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $50,328,528 and $47,175,375, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $86,583,159. Net unrealized depreciation aggregated $20,051,195, of which $3,188,267 related to appreciated securities and $23,239,462 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $14,661,353, at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$3,309,051	$1,672,255
Long-term capital gain	1,901,539	565,560
Total	$5,210,590	$2,237,815

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$365,283
Capital loss carryforward	(14,661,353)
Unrealized appreciation (depreciation)	(20,051,195)
Total	($34,347,265)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions and passive foreign investment companies.

Undistributed net investment income	$13,650
Accumulated net realized gain (loss)	(13,650)

NOTE D - OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Tax Information (Unaudited)

The Portfolio designates $1,901,539 as capital gain dividends for the calendar year ended December 31, 2008.

The Portfolio designates $3.12 per share as income derived from foreign sources and $.28 per share as foreign taxes paid for the calendar year ending December 31, 2008.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Class I	2008	2007	2006
Net asset value, beginning	$104.77	$98.66	$81.98
Income from investment operations
Net investment income (loss)	2.17	1.00	1.46
Net realized and unrealized gain (loss)	(45.83)	8.00	18.83
Total from investment operations	(43.66)	9.80	20.29
Distributions from
Net investment income	(2.77)	(1.48)	(1.63)
Net realized gain	(1.79)	(2.21)	(1.98)
Total distributions	(4.56)	(3.69)	(3.61)
Total increase (decrease) in net asset value	(48.22)	6.11	16.68
Net asset value, ending	$56.55	$104.77	$98.66

Total return*	(42.68%)	10.10%	25.56%
Ratios to average net assets: A
Net investment income (loss)	2.51%	1.48%	1.66%
Total expenses	1.22%	1.26%	1.29%
Expenses before offsets	.95%	.95%	.95%
Net expenses	.95%	.95%	.95%
Portfolio turnover	47%	48%	44%
Net assets, ending (in thousands)	$65,973	$118,631	$58,754

	Years Ended
	December 31,	December 31,
Class I	2005	2004(z)
Net asset value, beginning	$74.34	$64.41
Income from investment operations
Net investment income (loss)	1.59	1.00
Net realized and unrealized gain (loss)	7.59	10.42
Total from investment operations	9.18	11.42
Distributions from
Net investment income	(.72)	(.69)
Net realized gain	(.82)	(.80)
Total distributions	(1.54)	(1.49)
Total increase (decrease) in net asset value	7.64	9.93
Net asset value, ending	$81.98	$74.34

Total return*	12.57%	18.02%
Ratios to average net assets: A
Net investment income (loss)	1.75%	1.70%
Total expenses	1.50%	1.69%
Expenses before offsets	.95%	.95%
Net expenses	.95%	.95%
Portfolio turnover	77%	55%
Net assets, ending (in thousands)	$44,084	$50,938

See notes to financial highlights.

Financial Highlights
	Periods Ended
	December 31,	December 31,
Class F	2008	2007^
Net asset value, beginning	$104.76	$102.10
Income from investment operations
Net investment income (loss)	1.25	.01
Net realized and unrealized gain (loss)	(45.05)	2.65
Total from investment operations	(43.80)	2.66
Distributions from
Net investment income	(1.26)	--
Net realized gain	(1.79)	--
Total distributions	(3.05)	--
Total increase (decrease) in net asset value	(46.85)	2.66
Net asset value, ending	$57.91	$104.76

Total return*	(42.81%)	2.61%
Ratios to average net assets: A
Net investment income (loss)	1.33%	.25% (a)
Total expenses	1.42%	1.46% (a)
Expenses before offsets	1.15%	1.15% (a)
Net expenses	1.15%	1.15% (a)
Portfolio turnover	47%	48%
Net assets, ending (in thousands)	$1,324	$1

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)     Annualized.

(z)     Per share figures are calculated using the Average Shares Method.

*     Total return is not annualized for periods less than one year.

^     From December 17, 2007 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and World Asset Management, Inc. (the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit Investment Partners, Inc. ("Summit"), the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and investment subadvisory agreement with the Subadvisor and approved the selection of the Advisor and Subadvisor as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's and the Subadvisor's management. The Board noted that year to date through December 2, 2008, the Portfolio had outperformed the MSCI EAFE Index. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Advisor relating to the Subadvisor. The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor and the Portfolio's performance record, the Subadvisor's performance in employing its investment strategies and the Subadvisor's compliance systems, including those related to personal investing. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's and the Subadvisor's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and the Subadvisor became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit EAFE International Index Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
882,779.878	6,908.241	24,378.827

  To approve an Investment Subadvisory Agreement with World Asset Management, Inc.

For	Against	Abstain
892,128.227	6,908.241	15,030.478
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	893,881.901	20,185.045
Alice Gresham	893,110.827	20,956.119
Barbara J. Krumsiek	893,110.827	20,956.119
M. Charito Kruvant	893,110.827	20,956.119
William Lester	893,110.827	20,956.119
Cynthia Milligan	893,110.827	20,956.119
Arthur J. Pugh	892.847.258	21,219.688

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
888,658.410	20,683.037	4,725.499

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
879,832.438	27,219.804	7,014.704


Summit Barclays Capital Aggregate Bond Index Portfolio
(Formerly Lehman Aggregate Bond Index Portfolio)

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit Barclays Capital Aggregate Bond Index Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting and Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contract
23	Director and Officer Information Table

Summit Barclays Capital Aggregate Bond Index Portfolio
Managed by Summit Investment Partners, Inc.

For the year ended December 31, 2008, the Summit Barclays Capital Aggregate Bond Index Portfolio provided a return of 6.56%. This compares to a 5.24% return for the Barclays Capital Aggregate Bond Index.

Investment Climate

In 2008, the slowdown in housing markets and upticks in mortgage delinquencies that began the previous year spread to problems in credit markets and expanded to wreak havoc in virtually all corners of stock and bond markets around the globe. The U.S. Treasury and the Federal Reserve (Fed) struggled throughout the year to find solutions to ever-expanding problems--pushing the target federal funds rate down to near zero percent. In the meantime, stock and bond markets suffered as it became apparent that problems in global financial markets were affecting the global real economy. Indeed, the U.S. government's sweeping action to shore up capital in a broad array of financial institutions coincided with the worst performance of the year in the markets. At the same time, policymakers and investors grew increasingly concerned about the risk of prolonged recession in 2009.

Huge losses by financial institutions also froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers. Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%1 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 0.1% annualized pace2 and the economy is expected to post flat growth for all of 2008.3

Summit Barclays Capital Aggregate Bond Index Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	6.56%
Five year	4.53%
Since inception (3.31.03)	4.22%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Portfolio Strategy

The Portfolio's strategy is purely passive. Its goal is to mirror the performance of the Barclays Capital Aggregate Bond Index as closely as possible. It is not practical to fully replicate the Index because there are more than 9,000 different securities in the Index. Therefore, the Portfolio's strategy is to use stratified sampling where the portfolio manager selects securities in various sectors of the marketplace to represent an entire sector of the Index.

During 2008, the positive tracking variance was primarily caused by a slight overweight to Treasury securities relative to the Index. Treasury securities are often used to manage cash coming into the portfolio. In 2008, Treasuries outperformed all other asset classes in the Index. In addition, a slight underweight to commercial-mortgage-backed securities aided performance as well. While the portfolio has expenses, such as the costs for advisory, administration, accounting, custody, and other services, that the Index does not have, the Portfolio's outperformance more than offset those costs.

% of Total
Economic Sectors	Investments

Asset Backed Securities	0.1%
Basic Materials	0.6%
Communications	1.6%
Consumer, Cyclical	1.4%
Consumer, Non-cyclical	2.1%
Energy	2.6%
Exchange Traded Funds	5.8%
Financial	5.0%
Government	36.3%
Industrial	3.7%
Mortgage Backed Securities	38.7%
Technology	0.9%
Utilities	1.2%

Total	100%

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected.

January 2009

1. Source for all interest rates: Federal Reserve

2. Source: Bureau of Labor Statistics consumer price index (CPI-U) for December 2008

3. Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08

Actual	$1,000.00	$1,051.50	$3.18
Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.04	$3.13

* Expenses are equal to the Fund's annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit Barclays Capital Aggregate Bond Index Portfolio:

We have audited the accompanying statement of net assets of the Summit Barclays Capital Aggregate Bond Index Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Barclays Capital Aggregate Bond Index Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Barclays Capital Aggregate Bond Index Portfolio
Statement of Net Assets
December 31, 2008
	Principal
Asset-Backed Securities - 0.1%	Amount	Value
Residential Asset Securities Corp., STEP, 4.61% to 4/25/13, 5.11% thereafter to 5/25/33 (r)	$113,317	$59,155

Total Asset-Backed Securities (Cost $111,997)		59,155

Commercial Mortgage-Backed Securities - 4.4%
Banc of America Commercial Mortgage, Inc.:
5.39%, 2/10/14	690,000	478,232
6.186%, 6/11/35	500,000	444,453
5.688%, 4/10/49 (r)	550,000	417,857
Bear Stearns Commercial Mortgage Securities:
4.24%, 8/13/39 (r)	350,000	340,424
4.254%, 7/11/42	513,661	493,310
JP Morgan Chase Commercial Mortgage Securities Corp., 5.464%, 10/12/35	82,127	77,790

Total Commercial Mortgage-Backed Securities (Cost $2,626,575)		2,252,066

Corporate Bonds - 18.8%
Alcoa, Inc., 5.72%, 2/23/19	149,000	111,893
American General Finance Corp., 5.375%, 9/1/09	210,000	150,185
Apache Corp., 5.625%, 1/15/17	100,000	100,672
AstraZeneca plc, 6.45%, 9/15/37	350,000	397,838
Bank of America Corp., 5.75%, 12/1/17	100,000	99,844
Camden Property Trust, 5.875%, 11/30/12	100,000	71,818
Cargill, Inc., 5.00%, 11/15/13 (e)	250,000	223,509
Caterpillar Financial Services Corp., 4.85%, 12/7/12	100,000	94,879
Chevron Phillips Chemical Co. LLC, 7.00%, 3/15/11	200,000	199,014
Cisco Systems, Inc., 5.25%, 2/22/11	250,000	259,925
Citigroup, Inc.:
6.50%, 8/19/13	125,000	126,136
6.125%, 5/15/18	200,000	202,224
Coca-Cola Co., 5.35%, 11/15/17	100,000	107,818
Colonial Pipeline Co.:
7.75%, 11/1/10 (e)	375,000	396,832
6.58%, 8/28/32 (e)	100,000	90,514
Connecticut Light & Power Co., 5.65%, 5/1/18	200,000	199,266
Conoco Funding Co., 6.35%, 10/15/11	80,000	84,163
CR Bard, Inc., 6.70%, 12/1/26	250,000	250,518
CSX Corp., 4.875%, 11/1/09	180,000	175,162
Deere & Co., 6.55%, 10/1/28	250,000	247,783
Deutsche Bank AG, 4.875%, 5/20/13	150,000	147,269
Devon Financing Corp. ULC, 6.875%, 9/30/11	280,000	282,565
Eaton Corp., 5.75%, 7/15/12	439,000	434,079
Emerson Electric Co., 4.75%, 10/15/15	200,000	202,136
Exelon Generation Co. LLC, 5.35%, 1/15/14	230,000	210,080
General Electric Capital Corp., 6.125%, 2/22/11	250,000	259,784
Goldman Sachs Group, Inc., 5.35%, 1/15/16	200,000	182,645
GTE Corp.:
7.51%, 4/1/09	180,000	180,663
6.94%, 4/15/28	80,000	76,079
Honeywell International, Inc.:
7.50%, 3/1/10	108,000	112,769
4.25%, 3/1/13	100,000	99,496

	Principal
Corporate Bonds - Cont'd	Amount	Value
Johnson Controls, Inc., 5.25%, 1/15/11	$200,000	$180,674
JPMorgan Chase & Co., 4.75%, 5/1/13	250,000	246,692
Lockheed Martin Corp., 7.20%, 5/1/36	150,000	170,914
Masco Corp., 5.875%, 7/15/12	180,000	146,824
McDonald's Corp., 4.30%, 3/1/13	100,000	102,105
Merrill Lynch & Co., Inc., 6.875%, 11/15/18	123,000	128,885
Metropolitan Life Global Funding I, 5.125%, 4/10/13 (e)	100,000	95,131
Morgan Stanley, 6.625%, 4/1/18	250,000	224,842
Northern Trust Corp., 5.50%, 8/15/13	100,000	103,255
Oracle Corp., 5.25%, 1/15/16	250,000	254,528
Pitney Bowes, Inc., 5.75%, 9/15/17	180,000	174,954
Procter & Gamble Co., 4.60%, 1/15/14	100,000	103,450
Progressive Corp., 6.375%, 1/15/12	165,000	168,070
Public Service Co. of North Carolina, Inc., 6.625%, 2/15/11	180,000	180,782
Suncor Energy, Inc., 6.50%, 6/15/38	250,000	189,051
TCI Communications, Inc., 8.75%, 8/1/15	100,000	105,183
Thomson Reuters Corp., 6.20%, 1/5/12	100,000	95,803
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	275,614
US Bank NA, 4.95%, 10/30/14	100,000	99,360
Verizon Communications, Inc., 4.35%, 2/15/13	100,000	95,383
Walgreen Co., 4.875%, 8/1/13	100,000	103,756
Wal-Mart Stores, Inc., 6.50%, 8/15/37	250,000	299,340
Wells Fargo & Co., 4.375%, 1/31/13	125,000	123,207
XTO Energy, Inc., 4.625%, 6/15/13	200,000	186,840

Total Corporate Bonds (Cost $10,054,265)		9,632,201

Exchange Traded Funds - 5.7%	Shares
iShares Barclays Aggregate Bond Fund	28,400	2,950,192

Total Exchange Traded Funds (Cost $2,916,475)		2,950,192

	Principal
Sovereign Government Bonds - 0.2%	Amount
Province of New Brunswick Canada, 6.75%, 8/15/13	$100,000	115,805

Total Sovereign Government Bonds (Cost $109,086)		115,805

U.S. Government Agencies And Instrumentalities - 11.3%
Fannie Mae:
5.05%, 2/7/11	1,300,000	1,400,909
6.00%, 5/15/11	300,000	330,755
6.125%, 3/15/12	550,000	623,332
4.625%, 10/15/14	100,000	110,514
Federal Farm Credit Bank, 4.25%, 2/1/12	750,000	807,585
Freddie Mac:
5.75%, 3/15/09	200,000	202,203
7.00%, 3/15/10	1,300,000	1,391,622
3.25%, 2/25/11	300,000	311,215
4.125%, 12/21/12	250,000	264,796
5.00%, 2/16/17	200,000	227,139
4.875%, 6/13/18	100,000	114,729

Total U.S. Government Agencies And Instrumentalities (Cost $5,465,639)		5,784,799

	Principal
U.S. Government Agency Mortgage-Backed Securities - 33.9%	Amount	Value
Fannie Mae:
5.00%, 12/1/16	$752,382	$780,462
5.00%, 11/1/17	136,297	141,129
5.50%, 8/1/18	384,345	397,674
5.00%, 6/1/20	347,386	357,529
6.50%, 4/1/23	64,761	67,813
6.50%, 8/1/32	334,747	349,148
5.50%, 7/1/33	596,831	613,269
5.50%, 7/1/33	764,960	786,029
6.00%, 8/1/33	104,331	107,742
5.50%, 11/1/33	691,490	710,535
5.50%, 3/1/34	924,607	949,495
6.00%, 6/1/34	580,608	600,500
5.00%, 10/1/34	867,719	887,686
5.50%, 6/1/35	1,243,438	1,276,132
5.50%, 2/1/36	582,136	597,442
5.50%, 11/1/36	896,830	921,493
7.50%, 11/1/36	677,542	697,579
Freddie Mac:
5.00%, 5/1/18	936,881	967,163
4.50%, 9/1/18	363,873	374,383
5.00%, 11/1/20	615,564	633,536
5.00%, 2/1/33	1,083,287	1,109,738
5.00%, 4/1/35	651,010	666,194
6.00%, 8/1/36	787,286	811,922
6.00%, 10/1/37	1,755,228	1,810,055
Ginnie Mae, 5.50%, 7/20/34	727,986	749,835

Total U.S. Government Agency Mortgage-Backed Securities (Cost $16,975,615)		17,364,483

U.S. Treasury - 24.4%
United States Treasury Bonds:
6.25%, 8/15/23	400,000	546,875
5.50%, 8/15/28	500,000	677,031
5.25%, 11/15/28	600,000	793,406
6.125%, 8/15/29	200,000	294,063
United States Treasury Notes:
5.50%, 5/15/09	200,000	203,906
6.00%, 8/15/09	750,000	776,016
6.50%, 2/15/10	600,000	639,938
4.00%, 4/15/10	400,000	419,359
5.75%, 8/15/10	300,000	325,758
4.25%, 1/15/11	800,000	860,500
4.50%, 9/30/11	200,000	219,438
4.50%, 4/30/12	630,000	698,020
3.875%, 2/15/13	550,000	612,648
3.50%, 5/31/13	425,000	465,508
3.375%, 6/30/13	95,000	103,565
3.375%, 7/31/13	300,000	327,656
3.125%, 9/30/13	200,000	215,750
4.25%, 11/15/13	725,000	827,293
4.00%, 2/15/14	750,000	850,079
4.00%, 2/15/15	700,000	797,562

	Principal
U.S. Treasury - Cont'd	Amount	Value
4.125%, 5/15/15	$350,000	$401,406
4.875%, 8/15/16	550,000	657,250
4.625%, 2/15/17	575,000	681,195
4.00%, 8/15/18	100,000	115,719

Total U.S. Treasury (Cost $11,271,448)		12,509,941

TOTAL INVESTMENTS (Cost $49,531,100) - 98.8%		50,668,642
Other assets and liabilities, net - 1.2%		618,491
Net Assets - 100%		$51,287,133

Net Assets Consist Of:
Paid-in capital applicable to 1,002,293 shares of common stock outstanding; $0.10 par value, 20,000,000 shares authorized		$50,212,928
Undistributed net investment income		165,268
Accumulated net realized gain (loss) on investments		(228,605)
Net unrealized appreciation (depreciation) on investments		1,137,542

Net Assets		$51,287,133

Net Asset Value Per Share		$51.17

(e)      Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
ULC: Unlimited Liability Corporation

See notes to financial statements.

Barclays Capital Aggregate Bond Index Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income	$131,866
Interest income	2,322,452
Total investment income	2,454,318

Expenses:
Investment advisory fee	150,644
Transfer agency fees and expenses	17,611
Accounting fees	33,964
Directors' fees and expenses	9,080
Administrative fees	50,214
Custodian fees	5,942
Reports to shareholders	9,439
Professional fees	22,736
Miscellaneous	6,527
Total expenses	306,157
Reimbursement from Advisor	(4,870)
Net expenses	301,287

Net Investment Income	2,153,031

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	164,365
Change in unrealized appreciation (depreciation)	731,034

Net Realized and Unrealized Gain
(Loss) on Investments	895,399

Increase (Decrease) in Net Assets
Resulting From Operations	$3,048,430

See notes to financial statements.

Barclays Capital Aggregate Bond Index Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$2,153,031	$1,765,409
Net realized gain (loss)	164,365	120,051
Change in unrealized appreciation or (depreciation)	731,034	1,151,263

Increase (Decrease) in Net Assets
Resulting From Operations	3,048,430	3,036,723

Distributions to shareholders from:
Net investment income	(2,284,162)	(1,780,425)

Capital share transactions:
Shares sold	23,271,552	11,062,969
Reinvestment of distributions	2,284,157	1,780,425
Shares redeemed	(19,528,466)	(8,764,517)
Total capital share transactions	6,027,243	4,078,877

Total Increase (Decrease) in Net Assets	6,791,511	5,335,175

Net Assets
Beginning of year	44,495,622	39,160,447
End of year (including undistributed net investment income of $165,268 and $281,959, respectively)	$51,287,133	$44,495,622

Capital Share Activity
Shares sold	460,877	225,418
Reinvestment of distributions	45,892	36,450
Shares redeemed	(389,612)	(178,351)
Total capital share activity	117,157	83,517

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Summit Barclays Capital Aggregate Bond Index (formerly Lehman Aggregate Bond Index) Portfolio (the "Portfolio"), a series of Summit Mutal Funds, Inc. (or the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$21,360,736
Level 2 - Other Significant Observable Inputs	29,307,906
Level 3 - Significant Unobservable Inputs	--
Total	$50,668,642

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Portfolio Securities Lending: During the year, the Portfolio lent its securities to approved borrowers to earn additional income and received cash and/or securities as collateral to secure the loans. The Securities Lending program ended in November 2008.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio's average daily net assets. Under the terms of the agreement, $7,170 was payable at year end. In addition, $226 was receivable at year end from the Advisor for reimbursement of operating expenses paid by the Portfolio during December 2008. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of 0.30% of the Portfolio's average daily net assets. Under the terms of the agreement, $5,793 was payable at year end. In addition, $4,644 was receivable from Summit for reimbursement of operating expenses paid by the Portfolio during December 2008.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,390 was payable at year end. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $1,931 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $7 for year ended December 31, 2008. Under the terms of the agreement, $7 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $12,800,206 and $1,943,257, respectively. U.S. Government security purchases and sales were $12,348,952 and $12,656,844, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $49,560,874. Net unrealized appreciated aggregated $1,107,768, of which $2,107,009 related to appreciated securities and $999,241 related to depreciated securities.

Net realized capital loss carryforwards of $198,831 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2014.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$2,284,162	$1,780,425
Total	$2,284,162	$1,780,425

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$165,268
Capital loss carryforward	(198,831)
Unrealized appreciation (depreciation)	1,107,768
Total	$1,074,205

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$14,440
Accumulated net realized gain (loss)	(14,440)

NOTE D -- OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Barclays Capital Aggregate Bond Index Portfolio	2008	2007	2006
Net asset value, beginning	$50.27	$48.85	$49.06
Income from investment operations
Net investment income (loss)	2.13	2.13	1.97
Net realized and unrealized gain (loss)	1.07	1.40	(.24)
Total from investment operations	3.20	3.53	1.73
Distributions from
Net investment income	(2.30)	(2.11)	(1.94)
Total distributions	(2.30)	(2.11)	(1.94)
Total increase (decrease) in net asset value	.90	1.42	(.21)
Net asset value, ending	$51.17	$50.27	$48.85

Total return*	6.56%	7.43%	3.64%
Ratios to average net assets: A
Net investment income (loss)	4.29%	4.24%	3.96%
Total expenses	.61%	.59%	.59%
Expenses before offsets	.60%	.59%	.59%
Net expenses	.60%	.59%	.59%
Portfolio turnover	30%	24%	28%
Net assets, ending (in thousands)	$51,287	$44,496	$39,160

	Years Ended
	December 31,	December 31,
Barclays Capital Aggregate Bond Index Portfolio	2005	2004(z)
Net asset value, beginning	$50.13	$49.78
Income from investment operations
Net investment income (loss)	1.83	1.71
Net realized and unrealized gain (loss)	(1.06)	.03
Total from investment operations	.77	1.74
Distributions from
Net investment income	(1.84)	(1.39)
Total distributions	(1.84)	(1.39)
Total increase (decrease) in net asset value	(1.07)	.35
Net asset value, ending	$49.06	$50.13

Total return*	1.57%	3.55%
Ratios to average net assets: A
Net investment income (loss)	3.54%	3.26%
Total expenses	.63%	.71%
Expenses before offsets	.60%	.60%
Net expenses	.60%	.60%
Portfolio turnover	16%	43%
Net assets, ending (in thousands)	$37,657	$32,786

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(z)      Per share figures calculated using the average shares method.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had outperformed the Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index). The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit Barclays Capital Aggregate Bond Index Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
954,413.632	15,221.215	25,250.653

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
955,690.677	14,046.068	25,148.755
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	977,734.208	17,151.292
Alice Gresham	977,734.208	17,151.292
Barbara J. Krumsiek	977,734.208	17,151.292
M. Charito Kruvant	977,734.208	17,151.292
William Lester	977,734.208	17,151.292
Cynthia Milligan	977,734.208	17,151.292
Arthur J. Pugh	977,665.306	17,220.194

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
971,412.414	1,175.146	22,297.940

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
952,708.681	25,978.422	16,198.397


Summit Inflation Protected Plus Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit Inflation Protected Plus Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
14	Financial Highlights
15	Explanation of Financial Tables
16	Proxy Voting and Availability of Quarterly Portfolio Holdings
17	Basis for Board's Approval of Investment Advisory Contract
20	Director and Officer Information Table

Summit Inflation Protected Plus Portfolio
Managed by Summit Investment Partners, Inc.

Performance

The Summit Inflation Protected Plus Portfolio had a total return of -2.33% for the 12-month period ended December 31, 2008, compared to a total return of -2.35% for the Barclays Capital U.S. Treasury Inflation Protected Securities ("TIPs") Index. The Portfolio performed in line with the index even though it has expenses and trading costs that the Index does not. The primary reason for this is that the Portfolio was positioned slightly differently than the Index, in terms of duration. In addition, the Portfolio maintains a small cash position to manage cash inflows and outflows of the fund, and cash provided a small positive return for the year.

Summit Inflation Protected Plus Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(2.33%)
Since inception (12.28.06)	4.10%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Investment Climate

Treasury rates declined in 2008, as the prospect of a slower economy prompted the Federal Reserve to cut short-term interest rates. In addition, the ongoing credit crunch created a flight to quality during all of 2008, which drove Treasury rates down further. For the year, 10-year Treasury rates declined from 4.02% to 2.21%, while two-year Treasury rates declined from 3.05% to 0.76%.

The inflation rate, as measured by the Consumer Price Index for Urban Consumers, was 0.1% for 2008. This compares to a rate of 4.1% for 2007. The decrease in the rate of inflation has largely been driven by lower commodity and energy prices. Core inflation, which excludes food and energy, advanced at a rate of 1.8% in 2008.

The difference between the yield on a 10-year Treasury bond and the yield on a 10-year TIPs bond was about 0.10% at year-end in 2008. This compares to a difference of about 2.35% at year-end 2007. The implication is that investors are less concerned about inflation in both the near term and over the next 10 years.

Portfolio Strategy

The Portfolio is comprised primarily of U.S. Treasury Inflation Protected Securities and maintained an intermediate duration throughout the year. Duration is a measure of a Portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest-rate movements. The combination of lower actual inflation and a materially lower expectation for inflation in the future combined to provide a lower return for TIPs than for U.S. Treasury securities of a similar duration.

Sector Allocations	% of Total Investments
Long Term	30%
Intermediate Term	35%
Short Term	35%

Total	100%

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of more than $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and receding business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. In the near term, we are not concerned about inflation, but we have significantly more concern over the intermediate and long term.

January 2009

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$934.00	$3.65
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.37	$3.81

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit Inflation Protected Plus Portfolio:

We have audited the accompanying statement of net assets of the Summit Inflation Protected Plus Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., as of December 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Inflation Protected Plus Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Inflation Protected Plus Portfolio
Statement of Net Assets
December 31, 2008
	Principal
U.S. Treasury (i) - 98.8%	Amount	Value
United States Treasury Bonds:
2.375%, 1/15/25	$1,114,850	$1,079,488
2.00%, 1/15/26	742,240	687,384
2.375%, 1/15/27	612,340	607,269
1.75%, 1/15/28	537,742	488,589
3.625%, 4/15/28	790,281	931,174
3.875%, 4/15/29	876,364	1,071,218
3.375%, 4/15/32	207,490	255,278
United States Treasury Notes:
3.875%, 1/15/09	693,525	687,998
4.25%, 1/15/10	502,191	492,932
0.875%, 4/15/10	1,103,545	1,036,643
3.50%, 1/15/11	460,561	451,854
2.375%, 4/15/11	747,664	730,841
3.375%, 1/15/12	286,721	283,048
2.00%, 4/15/12	725,988	705,683
3.00%, 7/15/12	988,034	965,495
0.625%, 4/15/13	17	16
1.875%, 7/15/13	808,005	760,030
2.00%, 1/15/14	785,562	743,092
2.00%, 7/15/14	827,518	781,875
1.625%, 1/15/15	550,295	508,851
1.875%, 7/15/15	607,021	571,738
2.00%, 1/15/16	463,900	443,677
2.50%, 7/15/16	922,565	913,772
2.375%, 1/15/17	794,967	786,893
2.625%, 7/15/17	391,988	400,195
1.625%, 1/15/18	522,231	494,650
1.375%, 7/15/18	432,004	403,924

Total U.S. Treasury (Cost $18,457,800)		17,283,607

TOTAL INVESTMENTS (Cost $18,457,800) - 98.8%		17,283,607
Other assets and liabilities, net - 1.2%		208,497
Net Assets - 100%		$17,492,104

Net Assets Consist of:
Paid-in capital applicable to 352,048 shares of common stock outstanding; $0.10 par value, 20,000,000 shares authorized		$18,919,518
Accumulated net realized gain (loss) on investments		(253,221)
Net unrealized appreciation (depreciation) on investments		(1,174,193)

Net Assets		$17,492,104

Net Asset Value per Share		$49.69

(i)   Inflation protected security.

See notes to financial statements.

Inflation Protected Plus Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Interest income	$337,978

Expenses:
Investment advisory fee	50,527
Transfer agency fees and expenses	16,236
Accounting fees	18,250
Directors' fees and expenses	2,279
Administrative fees	10,105
Custodian fees	3,549
Reports to shareholders	3,063
Professional fees	19,690
Miscellaneous	2,643
Total expenses	126,342
Reimbursement from Advisor	(50,553)
Net expenses	75,789

Net Investment Income	262,189

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(252,456)
Change in unrealized appreciation (depreciation)	(1,231,292)

Net Realized and Unrealized Gain
(Loss) on Investments	(1,483,748)

Increase (Decrease) in Net Assets
Resulting From Operations	($1,221,559)

See notes to financial statements.

Inflation Protected Plus Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$262,189	$54,122
Net realized gain (loss)	(252,456)	(765)
Change in unrealized appreciation or (depreciation)	(1,231,292)	55,056

Increase (Decrease) in Net Assets
Resulting From Operations	(1,221,559)	108,413

Distributions to shareholders from:
Net investment income	(269,196)	(47,115)
Return of capital	(159,940)	--
Total distributions	(429,136)	(47,115)

Capital share transactions:
Shares sold	23,796,424	47,188
Reinvestment of distributions	429,136	47,115
Shares redeemed	(6,240,110)	(107)
Total capital share transactions	17,985,450	94,196

Total Increase (Decrease) in Net Assets	16,334,755	155,494

Net Assets
Beginning of year	1,157,349	1,001,855
End of year (including undistributed net investment income of $0 and $7,007, respectively)	$17,492,104	$1,157,349

Capital Share Activity
Shares sold	442,165	898
Shares reinvested	8,714	942
Shares redeemed	(120,669)	(2)
Total capital share activity	330,210	1,838

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Summit Inflation Protected Plus Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$17,283,607
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$17,283,607

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the agreement, $4,112 was payable at year end. In addition, $4,124 was receivable from the Advisor for reimbursement of operating expenses paid by the Portfolio during December 2008. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of 0.50% of the Portfolio's average daily net assets. Under the terms of the agreement, $3,328 was payable at year end. In addition, $12,659 was receivable from Summit for reimbursement of operating expenses paid by the Portfolio during December 2008.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% based on the Portfolio's average daily net assets. Under the terms of the agreement, $822 was payable at year end. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Under the terms of the agreement, $666 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5 for the year ended December 31, 2008. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of U.S. Government securities were $22,156,490 and $5,492,973, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $18,600,642. Net unrealized depreciation aggregated $1,317,035, of which $4,949 related to appreciated securities and $1,321,984 related to depreciated securities.

Net realized capital loss carryfowards for federal income tax purposes of $765 and $109,614 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2015 and December 2016, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$269,196	$47,115
Return of capital	159,940	--
Total	$429,136	$47,115

As of December 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($110,379)
Unrealized appreciation (depreciation)	(1,317,035)
Total	($1,427,414)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are distributions in excess of earnings and profits.

Undistributed net investment income	$159,940
Paid-in capital	(159,940)

NOTE D - OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Inflation Protected Plus Portfolio	2008 (z)	2007	2006^
Net asset value, beginning	$53.00	$50.09	$50.00
Income from investment operations
Net investment income (loss)	1.35	2.64	--
Net realized and unrealized gain (loss)	(2.47)	2.59	.09
Total from investment operations	(1.12)	5.23	.09
Distributions from
Net investment income	(1.37)	(2.32)	--
Return of capital	(.82)	--	--
Total distributions	(2.19)	(2.32)	--
Total increase (decrease) in net asset value	(3.31)	2.91	.09
Net asset value, ending	$49.69	$53.00	$50.09

Total return*	(2.33%)	10.80%	.18%
Ratios to average net assets: A
Net investment income (loss)	2.59%	5.19%	(2.28%) (a)
Total expenses	1.25%	5.27%	33.70% (a)
Expenses before offsets	.75%	.75%	.75% (a)
Net expenses	.75%	.75%	.75% (a)
Portfolio turnover	56%	8%	0%
Net assets, ending (in thousands)	$17,492	$1,157	$1,002

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a)      Annualized.

(z)      Per share figures are calculated using Average Shares Method.

*     Total return is not annualized for periods less than one year.

^     From December 28, 2006 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had outperformed the Barclays Capital U.S. TIPS Index (formerly the Lehman U.S. TIPS Index). The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit Inflation Protected Plus Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
293,191.242	6,420.716	36,512.121

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
299,757.950	6,886.303	29,479.826
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	325,113.112	11,010.967
Alice Gresham	326,645.535	9,478.544
Barbara J. Krumsiek	326,909.646	9,214.433
M. Charito Kruvant	325,930.975	10,193.104
William Lester	326,178.025	9,946.054
Cynthia Milligan	326,308.776	9,815.303
Arthur J. Pugh	325,333.683	10,790.396

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
311,277.171	7,215.118	17,631.790

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
313,382.632	13,129.094	9,612.353


Summit Lifestyle ETF Market Strategy Target Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit Lifestyle ETF Market Strategy Target Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
21	Director and Officer Information Table

Summit Lifestyle ETF Market Strategy Target Portfolio
Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2008, the Summit Lifestyle ETF Market Strategy Target Portfolio returned -24.72% compared to -20.10% for its benchmark composite index. The benchmark is comprised of 60% of the Standard & Poor's 500 Index (S&P 500) and 40% Barclays Capital Aggregate Bond Index. For context, the S&P 500 returned -37.00% for the period and Barclays Capital Aggregate Bond Index returned 5.24%. The Lifestyle portfolio underperformed the benchmark primarily because its percentage of equity holdings was slightly above that of the benchmark for most of the year.

Summit Lifestyle ETF Market Strategy Target Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(24.72%)
Since inception (12.28.06)	(10.93%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

** 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.

Past performance does not indicate future results.

Investment Climate

It's now official: the U.S. is in a recession and has been since December 2007, according to the National Bureau of Economic Research, the standard arbiter of the U.S. business cycle. The U.S. economy is embroiled in a severe downturn, made much worse by the credit crunch and dramatic decline in economic activity that has spread around the globe. The financial markets had a tough year, with the overall benchmark for U.S. stocks, the S&P 500 Index, down 37.00%, its worst year since 1931. It did rally 20% after reaching its low for the reporting period on November 20, but the financial markets continued to be rocked by company and industry declines and financial scandals. Small-cap stocks fared best in this abysmally negative environment (at -33.79%), with large-cap stocks trailing (at -37.60%) and mid-caps doing the worst (at -41.46%).1

For the fixed-income markets, last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit-quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers. Former financial behemoths were either sold, rescued by the federal government, converted into bank holding companies, or failed.

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--growing its assets by $1.3 trillion and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. The positive news was that inflation began to fall, largely due to the sharp decline in commodity prices. Oil, which hit $146 per barrel over the summer, ended the year at $43. But despite all efforts, the economy sank into a recession and policymakers remain concerned about risk of prolonged recession and deflation in 2009.

Portfolio Strategy

In terms of the mix of equities, the large-cap growth and small-cap ETFs (exchange-traded funds) added to the relative performance of equities in the portfolio, while international ETFs detracted from the relative performance. The fixed- income ETFs in the portfolio provided mixed returns. The ETF that tracks the Barclays Capital Aggregate Bond Index provided returns in line with the fixed-income portion of the benchmark. However, the high yield ETF and the Treasury Inflation Protected Securities (TIPs) ETF lagged the fixed-income benchmark, on a relative basis. Fortunately, the high-yield and TIPs ETFs were only a small part of the portfolio throughout the year.

The worst performer in the Portfolio was the emerging-market ETF, which declined 52% as emerging-market economies have been particularly hard hit in the current worldwide recession. The EAFE International ETF also performed poorly in 2008, providing a return of -41%. The Barclays Capital Aggregate Bond Index ETF provided the best return, up just under 8%.

Because there were 10 ETFs representing different asset classes in the Portfolio, there were multiple re-allocations throughout the year. As equities underperformed during the fourth quarter of '08, the equity exposure was slightly increased in the portfolio to rebalance toward the Portfolio's target mix.

Asset Allocation	% of Total Investments
Domestic Equity Exchange Traded Funds	56%
International and Global Equity Exchange Traded Funds	10%
Fixed Income Exchange Traded Funds	34%
Total	100%

Outlook

At the end of December, markets had a "relief" rally despite the bad economic news, with higher-beta (riskier) markets and sectors rebounding the most. This positive trend may emerge when markets shrug off negative news and trend higher. December certainly qualifies since markets closed higher on the month, despite negative job, earnings, and housing reports. If the trend continues, we may see more of a relief rally in the short-term. However, judging by Wall Street analyst consensus earnings forecasts for 2009, earnings expectations are still too positive and too optimistic for the year and in disconnect with a decelerating real economy.

We believe earnings expectations will have to come down further, especially since firms' capital expenditures on equipment and property (i.e., Capex) continued to decelerate and manufacturing activity contracted at a faster pace at year-end--all of which are likely to negatively impact business investment in 2009. This means that, if market pays attention to earnings in 2009, we may see additional volatility in the equity markets.

Looking ahead, we are in uncharted territory when we consider incoming economic data, fiscal and monetary government stimulus, and the response of global financial markets. While the near-term outlook for the markets and economy is likely to remain volatile and unpredictable as the housing and credit crisis further unwinds, there are longer-term measures in place that may help move eventual recovery forward. For example, the U.S. stimulus package already in place, combined with the Obama administration's economic recovery program, may set the stage for an eventual recovery in the U.S. economy. In addition, along with the U.S., governments in Europe and Asia are taking concerted action to bolster their economies. Patience will be required, however, as this recession seems destined to be deep and long.

January 2009

1.  Performance is represented by the Russell Midcap Index for mid-cap stocks, Russell 1000 Index for large-cap stocks, and Russell 2000 Index for small-cap stocks.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$807.00	$3.41
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.37	$3.81

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366. The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit Lifestyle ETF Market Strategy Target Portfolio:

We have audited the accompanying statement of assets and liabilities of the Summit Lifestyle ETF Market Strategy Target Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., including the schedule of investments, as of December 31, 2008, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Lifestyle ETF Market Strategy Target Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Lifestyle ETF Market Strategy Target Portfolio
Schedule of Investments
December 31, 2008

Exchange Traded Funds - 98.7%	Shares	Value
iShares Barclays Aggregate Bond Fund	30,571	$3,175,715
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,035	102,713
iShares iBoxx $ High Yield Corporate Bond Fund	4,207	320,069
iShares MSCI EAFE Index Fund	21,042	944,155
iShares Russell 2000 Index Fund	6,499	320,206
iShares S&P 500 Growth Index Fund	54,383	2,443,428
iShares S&P 500 Value Index Fund	59,217	2,675,424
Midcap SPDR Trust Series 1	3,287	319,365
Vanguard Emerging Markets	4,501	106,674
Vanguard REIT	3,331	121,415

Total Exchange Traded Funds (Cost $13,167,491)		10,529,164

TOTAL INVESTMENTS (Cost $13,167,491) - 98.7%		10,529,164
Other assets and liabilities, net - 1.3%		142,371
Net Assets - 100%		$10,671,535

See notes to financial statements.

Lifestyle ETF Market Strategy Target Portfolio
Statement of Assets and Liabilities
December 31, 2008
Assets
Investments in securities, at value (Cost $13,167,491) - see accompanying schedule	$10,529,164
Cash	267,795
Receivable for securities sold	363,310
Receivable for shares sold	48,777
Receivable from Summit Investment Partners, Inc.	5,379
Interest and dividends receivable	15,974
Total assets	11,230,399

Liabilities
Payable for securities purchased	529,228
Payable for shares redeemed	2,355
Payable to Calvert Asset Management Company, Inc.	414
Payable to Calvert Administrative Services Company, Inc.	479
Payable to Calvert Shareholder Services, Inc.	5
Accrued expenses and other liabilities	26,383
Total liabilities	558,864
Net Assets	$10,671,535

Net Assets Consist of:
Paid-in capital applicable to 277,107 shares of common stock outstanding; $0.10 par value, 20,000,000 shares authorized	$14,455,196
Undistributed net investment income	73,109
Accumulated net realized gain (loss) on investments	(1,218,443)
Net unrealized appreciation (depreciation) on investments	(2,638,327)

Net Assets	$10,671,535

Net Asset Value per Share	$38.51

See notes to financial statements.

Lifestyle ETF Market Strategy Target Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income	$405,478
Interest income	12,934
Total investment income	418,412

Expenses:
Investment advisory fee	69,169
Transfer agency fees and expenses	16,381
Accounting fees	16,525
Directors' fees and expenses	2,265
Administrative fees	12,576
Custodian fees	1,098
Reports to shareholders	1,820
Professional fees	19,297
Miscellaneous	3,013
Total expenses	142,144
Reimbursement from Advisor	(47,823)
Net expenses	94,321

Net Investment Income	324,091

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(1,212,625)
Change in unrealized appreciation (depreciation)	(2,471,324)

Net Realized and Unrealized Gain
(Loss) on Investments	(3,683,949)

Increase (Decrease) in Net Assets
Resulting From Operations	($3,359,858)

See notes to financial statements.

Lifestyle ETF Market Strategy Target Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	$324,091	$59,203
Net realized gain (loss)	(1,212,625)	(3,754)
Change in unrealized appreciation or (depreciation)	(2,471,324)	(166,525)

Increase (Decrease) in Net Assets
Resulting From Operations	(3,359,858)	(111,076)

Distributions to shareholders from:
Net investment income	(310,151)	--
Net realized gain	(2,098)	--
Total distributions	(312,249)	--

Capital share transactions:
Shares sold	12,266,373	6,002,427
Reinvestment of distributions	312,250	--
Shares redeemed	(2,921,273)	(1,354,574)
Total capital share transactions	9,657,350	4,647,853

Total Increase (Decrease) in Net Assets	5,985,243	4,536,777

Net Assets
Beginning of year	4,686,292	149,515
End of year (including undistributed net investment income of $73,109 and $59,200, respectively)	$10,671,535	$4,686,292

Capital Share Activity
Shares sold	235,845	111,189
Reinvestment of distributions	8,273	--
Shares redeemed	(56,064)	(25,136)
Total capital share activity	188,054	86,053

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Summit Lifestyle ETF Market Strategy Target Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in various exchange traded funds (the "Underlying Funds"), representing different market exposure.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$10,529,164
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$10,529,164

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.55% of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of 0.55% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $18,781,835 and $9,351,961, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $13,558,150. Net unrealized depreciation aggregated $3,028,986, of which $81,165 related to appreciated securities and $3,110,151 related to depreciated securities.

Net realized capital loss carryforwards of $827,784 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

Distributions paid from:	2008	2007
Ordinary income	$312,249	$--
Total	$312,249	$--

As of December 31, 2008 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$73,109
Capital loss carryforward	(827,784)
Unrealized appreciation/(depreciation)	(3,028,986)
($3,783,661)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to prior year return of capital dividends.

Undistributed net investment income	($31)
Accumulated net realized gain (loss)	31

NOTE D -- OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Lifestyle ETF Market Strategy Target Portfolio	2008	2007 (z)	2006^
Net asset value, beginning	$52.62	$49.84	$50.00
Income from investment operations
Net investment income (loss)	.74	2.33	--
Net realized and unrealized gain (loss)	(13.70)	.45	(.16)
Total from investment operations	(12.96)	2.78	(.16)
Distributions from
Net investment income	(1.14)	--	--
Net realized gain	(.01)	--	--
Total distributions	(1.15)	--	--
Total increase (decrease) in net asset value	(14.11)	2.78	(.16)
Net asset value, ending	$38.51	$52.62	$49.84

Total return*	(24.72%)	5.58%	(.32%)
Ratios to average net assets: A,B
Net investment income (loss)	2.58%	4.46%	(.59%) (a)
Total expenses	1.13%	4.09%	220.56% (a)
Expenses before offsets	.75%	.75%	.75% (a)
Net expenses	.75%	.75%	.75% (a)
Portfolio turnover	79%	17%	0%
Net assets, ending (in thousands)	$10,672	$4,686	$150

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B      Amounts do not include the activity of the underlying funds.

(a)      Annualized.

(z)      Per share figures calculated using the average shares method.

*     Total return is not annualized for periods less than one year.

^     From December 28, 2006 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had outperformed the S&P 500 Index and had underperformed its blended benchmark. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors to be considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit Lifestyle Market Strategy Target Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
266,756.417	2,099.543	3,213.665

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
266,756.417	2,099.543	3,213.665
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	269,970.082	2,099.543
Alice Gresham	269,970.082	2,099.543
Barbara J. Krumsiek	269,970.082	2,099.543
M. Charito Kruvant	269,970.082	2,099.543
William Lester	269,970.082	2,099.543
Cynthia Milligan	269,970.082	2,099.543
Arthur J. Pugh	269,970.082	2,099.543

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
266,756.417	2,099.543	3,213.665

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
266,756.417	2,099.543	3,213.665


Summit Lifestyle ETF Market Strategy Conservative Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit Lifestyle ETF Market Strategy Conservative Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
21	Director and Officer Information Table

Summit Lifestyle ETF Market Strategy Conservative Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2008, the Summit Lifestyle ETF Market Strategy Conservative Portfolio returned -13.12%, compared to a -11.66% return for its benchmark composite index. The benchmark is comprised of 40% Standard & Poor's 500 Index (S&P 500) and 60% Barclays Capital Aggregate Bond Index. For context, the S&P 500 returned -37.00% for the period, while the Barclays Capital Aggregate Index returned 5.24%. The Lifestyle Portfolio underperformed the benchmark primarily because its percentage of equity holdings was slightly above that of the benchmark for most of the year.

Summit Lifestyle ETF Market Strategy Conservative Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(13.12%)
Since inception (12.28.06)	(4.13%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

**40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index.

Past performance does not indicate future results.

Investment Climate

It's now official: the U.S. is in a recession and has been since December 2007, according to the National Bureau of Economic Research, the standard arbiter of the U.S. business cycle. The U.S. economy is embroiled in a severe downturn, made much worse by the credit crunch and dramatic decline in economic activity that has spread around the globe. The financial markets had a tough year, with the overall benchmark for U.S. stocks, the S&P 500, down 37.00%, its worst year since 1931. It did rally 20% after reaching its low for the reporting period on November 20, but the financial markets continued to be rocked by company and industry declines and financial scandals. Small-cap stocks fared best in this abysmally negative environment (at -33.79%), with large-cap stocks trailing (at -37.60%) and mid-caps doing the worst (at -41.46%).1

For the fixed-income markets, last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit-quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers. Former financial behemoths were either sold, rescued by the federal government, converted into bank holding companies, or failed.

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--growing its assets by $1.3 trillion and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. The positive news was that inflation began to fall, largely due to the sharp decline in commodity prices. Oil, which hit $146 per barrel over the summer, ended the year at $43. But despite all efforts, the economy sank into a recession and policymakers remain concerned about risk of prolonged recession and deflation in 2009.

Portfolio Strategy

In terms of the Lifestyle Portfolio's mix of equities, the large-cap growth and small-cap ETFs (exchange-traded funds) added to the relative performance of equities in the portfolio, while international ETFs detracted from the relative performance. The fixed-income ETFs in the portfolio provided mixed returns. The ETF that tracks the Barclays Capital Aggregate Bond Index provided returns in line with the fixed- income portion of the benchmark. However, the high-yield ETF and the Treasury Inflation Protected Securities (TIPs) ETF lagged the fixed-income benchmark, on a relative basis. Fortunately, the high-yield and TIPs ETFs were only a small part of the Portfolio throughout the year.

The worst performer in the Portfolio was the emerging-market ETF, which declined 52% as emerging-market economies have been particularly hard hit in the current worldwide recession. The EAFE International ETF also performed poorly in the Portfolio in 2008, providing a return of -41%. The Barclays Capital Aggregate Bond Index ETF provided the best return, up just under 8%.

Because there were 10 ETFs representing different asset classes in the Portfolio, there were multiple re-allocations throughout the year. As equities underperformed during the fourth quarter of 2008, the equity exposure was slightly increased in the Portfolio to rebalance toward the Portfolio's target mix.

Asset Allocation	% of Total Investments
Domestic Equity Exchange Traded Funds	34%
International and Global Equity Exchange Traded Funds	6%
Fixed Income Exchange Traded Funds	60%

Total	100%

Outlook

At the end of December, markets had a "relief" rally despite the bad economic news, with higher-beta (riskier) markets and sectors rebounding the most. This positive trend may emerge when markets shrug off negative news and trend higher. December certainly qualifies since markets closed higher on the month, despite negative job, earnings, and housing reports. If the trend continues, we may see more of a relief rally in the short-term. However, judging by Wall Street analyst consensus earnings forecasts for 2009, earnings expectations are still too positive and too optimistic for the year and in disconnect with a decelerating real economy.

We believe earnings expectations will have to come down further, especially since firms' capital expenditures on equipment and property (i.e., Capex) continued to decelerate and manufacturing activity contracted at a faster pace at year-end--all of which are likely to negatively impact business investment in 2009. This means that, if the market pays attention to earnings in 2009, we may see additional volatility in the equity markets.

Looking ahead, we are in uncharted territory when we consider incoming economic data, fiscal and monetary government stimulus, and the response of global financial markets. While the near-term outlook for the markets and economy is likely to remain volatile and unpredictable as the housing and credit crisis further unwinds, there are longer-term measures in place that may help move eventual recovery forward. For example, the U.S. stimulus package already in place, combined with the Obama administration's economic recovery program, may set the stage for an eventual recovery in the U.S. economy. In addition, along with the U.S., governments in Europe and Asia are taking concerted action to bolster their economies. Patience will be required, however, as this recession seems destined to be deep and long.

January 2009

1.   Performance is represented by the Russell Midcap Index for mid-cap stocks, Russell 1000 Index for large-cap stocks, and Russell 2000 Index for small-cap stocks.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$905.20	$3.59
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.37	$3.81

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366. The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit Lifestyle ETF Market Strategy Conservative Portfolio:

We have audited the accompanying statement of assets and liabilities of the Summit Lifestyle ETF Market Strategy Conservative Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., including the schedule of investments, as of December 31, 2008, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Lifestyle ETF Market Strategy Conservative Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Lifestyle ETF Market Strategy Conservative Portfolio
Schedule of Investments
December 31, 2008
Exchange Traded Funds - 99.5%	Shares	Value
iShares Barclays Aggregate Bond Fund	11,206	$1,164,079
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	394	39,101
iShares iBoxx $ High Yield Corporate Bond Fund	1,543	117,391
iShares MSCI EAFE Index Fund	2,605	116,886
iShares Russell 2000 Index Fund	798	39,318
iShares S&P 500 Growth Index Fund	6,896	309,837
iShares S&P 500 Value Index Fund	7,263	328,142
Midcap SPDR Trust Series 1	403	39,156
Vanguard Emerging Markets	583	13,817
Vanguard REIT	432	15,746

Total Exchange Traded Funds (Cost $2,315,228)		2,183,473

TOTAL INVESTMENTS (Cost $2,315,228) - 99.5%		2,183,473
Other assets and liabilities, net - 0.5%		11,867
Net Assets - 100%		$2,195,340

See notes to financial statements.

Lifestyle ETF Market Strategy Conservative Portfolio
Statement of Assets and Liabilities
December 31, 2008
Assets
Investments in securities, at value (Cost $2,315,228) - see accompanying schedule	$2,183,473
Cash	77,733
Receivable for securities sold	62,767
Receivable from Summit Investment Partners, Inc.	6,045
Receivable from Calvert Asset Management Company, Inc.	1,810
Interest and dividends receivable	5,132
Total assets	2,336,960

Liabilities
Payable for securities purchased	114,332
Payable for shares redeemed	2,092
Payable to Calvert Shareholder Services, Inc.	5
Payable to Calvert Administrative Services Company, Inc.	99
Accrued expenses and other liabilities	25,092
Total liabilities	141,620
Net Assets	$2,195,340

Net Assets Consist of:
Paid-in capital applicable to 50,348 shares of common stock outstanding; $0.10 per value, 20,000,000 shares authorized	$2,434,581
Undistributed net investment income	926
Accumulated net realized gain (loss) on investments	(108,412)
Net unrealized appreciation (depreciation) on investments	(131,755)

Net Assets	$2,195,340

Net Asset Value per Share	$43.60

See notes to financial statements.

Lifestyle ETF Market Strategy Conservative Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income	$56,286
Interest income	1,592
Total investment income	57,878

Expenses:
Investment advisory fee	7,494
Transfer agency fees and expenses	15,894
Accounting fees	14,275
Directors' fees and expenses	277
Administrative fees	1,363
Custodian fees	456
Reports to shareholders	305
Professional fees	18,445
Miscellaneous	2,469
Total expenses	60,978
Reimbursement from Advisor	(50,759)
Net expenses	10,219

Net Investment Income	47,659

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(108,357)
Change in unrealized appreciation (depreciation)	(134,151)

Net Realized and Unrealized Gain
(Loss) on Investments	(242,508)

Increase (Decrease) in Net Assets
Resulting From Operations	($194,849)

See notes to financial statements.

Lifestyle ETF Market Strategy Conservative Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$47,659	$23,728
Net realized gain (loss)	(108,357)	692
Change in unrealized appreciation or (depreciation)	(134,151)	2,721

Increase (Decrease) in Net Assets
Resulting From Operations	(194,849)	27,141

Distributions to shareholders from:
Net investment income	(70,432)	--
Net realized gain	(776)	--
Total distributions	(71,208)	--

Capital share transactions:
Shares sold	1,830,907	882,001
Reinvestment of distributions	71,207	--
Shares redeemed	(351,647)	(147,881)
Total capital share transactions	1,550,467	734,120

Total Increase (Decrease) in Net Assets	1,284,410	761,261

Net Assets
Beginning of year	910,930	149,669
End of year (including undistributed net investment income of $926 and $23,728, respectively)	$2,195,340	$910,930

Capital Share Activity
Shares sold	38,698	17,009
Reinvestment of distributions	1,672	--
Shares redeemed	(7,256)	(2,775)
Total capital share activity	33,114	14,234

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Summit Lifestyle ETF Market Strategy Conservative Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in various exchange traded funds (the "Underlying Funds"), representing different market exposure.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$2,183,473
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$2,183,473

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.55% of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of 0.55% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $2,381,375 and $870,984, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $2,366,929. Net unrealized depreciation aggregated $183,456, of which $45,378 related to appreciated securities and $228,834 related to depreciated securities.

Net realized capital loss carryforwards of $56,711 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$71,208	$ --
Total	$71,208	$ --

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$926
Capital loss carryforward	(56,711)
Unrealized appreciation (depreciation)	(183,456)
Total	($239,241)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to prior year return of capital dividends.

Undistributed net investment income	($29)
Accumulated net realized gain (loss)	29

NOTE D -- Other (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Financial Highlights
		Periods Ended
	December 31,	December 31,	December 31,
Lifestyle ETF Market Strategy Conservative Portfolio	2008	2007 (z)	2006^
Net asset value, beginning	$52.86	$49.89	$50.00
Income from investment operations
Net investment income (loss)	1.09	1.80	--
Net realized and unrealized gain (loss)	(7.85)	1.17	(.11)
Total from investment operations	(6.76)	2.97	(.11)
Distributions from
Net investment income	(2.45)	--	--
Net realized gain	(.05)	--	--
Total distributions	(2.50)	--	--
Total increase (decrease) in net asset value	(9.26)	2.97	(.11)
Net asset value, ending	$43.60	$52.86	$49.89

Total return*	(13.12%)	5.95%	(.22%)
Ratios to average net assets: A,B
Net investment income (loss)	3.50%	3.47%	(.52%) (a)
Total expenses	4.48%	7.28%	220.34% (a)
Expenses before offsets	.75%	.75%	.75% (a)
Net expenses	.75%	.75%	.75% (a)
Portfolio turnover	66%	15%	0%
Net assets, ending (in thousands)	$2,195	$911	$150

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B      Amounts do not include the activity of the underlying funds.

(a)      Annualized.

(z)      Per share figures calculated using the average shares method.

*     Total return is not annualized for periods less than one year.

^     From December 28, 2006 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had outperformed the S&P 500 Index and had underperformed its blended benchmark. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit Lifestyle ETF Market Strategy Conservative Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
26,072.403	963.928	11,365.475

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
26,072.403	963.928	11,365.475
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	37,437.878	963.928
Alice Gresham	37,437.878	963.928
Barbara J. Krumsiek	37,437.878	963.928
M. Charito Kruvant	37,437.878	963.928
William Lester	37,437.878	963.928
Cynthia Milligan	37,437.878	963.928
Arthur J. Pugh	37,437.878	963.928

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
26,278.994	963.928	11,158.884

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
26,278.994	963.928	11,158.884


Summit Lifestyle ETF Market Strategy Aggressive Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit Lifestyle ETF Market Strategy Aggressive Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
21	Director and Officer Information Table

Summit Lifestyle ETF Market Strategy Aggressive Portfolio
Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2008, the Summit Lifestyle ETF Market Strategy Aggressive Portfolio returned -27.72% compared to its benchmark composite which returned -28.55%. The benchmark is comprised of 80% Standard & Poor's 500 Index and 20% Barclays Capital Aggregate Bond Index. For context, the S&P 500 Index returned -37.00% and Barclays Capital Aggregate Bond Index returned 5.24%. The Lifestyle Portfolio outperformed the benchmark primarily because its percentage of equity holdings was below that of the benchmark for most of the year.

Summit Lifestyle ETF Market Strategy Aggressive Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(27.72%)
Since inception (12.28.06)	(12.99%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

** 80% S&P 500 and 20% Barclays Capital Aggregate Bond Index.

Past performance does not indicate future results.

Investment Climate

It's now official: the U.S. is in a recession and has been since December 2007, according to the National Bureau of Economic Research, the standard arbiter of the U.S. business cycle. The U.S. economy is embroiled in a severe downturn, made much worse by the credit crunch and dramatic decline in economic activity that has spread around the globe. The financial markets had a tough year, with the overall benchmark for U.S. stocks, the S&P 500 Index, down 37.60%, its worst year since 1931. It did rally 20% after reaching its low for the reporting period on November 20, but the financial markets continued to be rocked by company and industry declines and financial scandals. Small-cap stocks fared best in this abysmally negative environment (at -33.79%), with large-cap stocks trailing (at -37.60%) and mid-caps doing the worst (at -41.46%).1

For the fixed-income markets, last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit-quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers. Former financial behemoths were either sold, rescued by the federal government, converted into bank holding companies, or failed.

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--growing its assets by $1.3 trillion and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. The positive news was that inflation began to fall, largely due to the sharp decline in commodity prices. Oil, which hit $146 per barrel over the summer, ended the year at $43. But despite all efforts, the economy sank into a recession and policymakers remain concerned about risk of prolonged recession and deflation in 2009.

Portfolio Strategy

In terms of the mix of equities, the large-cap growth and small-cap ETFs (exchange-traded funds) added to the relative performance of the equities in the portfolio, while international ETFs detracted from the relative performance. The fixed-income ETFs in the portfolio provided mixed returns. The ETF that tracks the Barclays Capital Aggregate Bond Index provided returns in line with the fixed-income portion of the benchmark. However, the high-yield ETF and the Treasury Inflation Protected Securities (TIPs) ETF lagged the fixed-income benchmark, on a relative basis. Fortunately, the high-yield and TIPs ETFs were only a small part of the portfolio throughout the year.

The worst performer in the portfolio was the emerging-market ETF, which declined 52% as emerging-market economies have been particularly hard hit in the current worldwide recession. The EAFE International ETF also performed poorly in the Portfolio in 2008, providing a return to the portfolio of -41%. The Barclays Capital Aggregate Bond Index ETF provided the best return to the portfolio, up just under 8%.

Because there were 10 ETFs representing different asset classes in the Portfolio, there were multiple re-allocations throughout the year. As equities underperformed during the fourth quarter of 2008, the equity exposure was slightly increased in the portfolio to rebalance toward the Portfolio's target mix.

Asset Allocation	% of Total Investments
Domestic Equity Exchange Traded Funds	63%
International and Global Equity Exchange Traded Funds	11%
Fixed Income Exchange Traded Funds	26%

Total	100%

Outlook

At the end of December, markets had a "relief" rally despite the bad economic news, with higher-beta (riskier) markets and sectors rebounding the most. This positive trend may emerge when markets shrug off negative news and trend higher. December certainly qualifies since markets closed higher on the month, despite negative job, earnings, and housing reports. If the trend continues, we may see more of a relief rally in the short-term. However, judging by Wall Street analyst consensus earnings forecasts for 2009, earnings expectations are still too positive and too optimistic for the year and in disconnect with a decelerating real economy.

We believe earnings expectations will have to come down further, especially since firms' capital expenditures on equipment and property (i.e., Capex) continued to decelerate and manufacturing activity contracted at a faster pace at year-end--all of which are likely to negatively impact business investment in 2009. This means that, if the market pays attention to earnings in 2009, we may see additional volatility in the equity markets.

Looking ahead, we are in uncharted territory when we consider incoming economic data, fiscal and monetary government stimulus, and the response of global financial markets. While the near-term outlook for the markets and economy is likely to remain volatile and unpredictable as the housing and credit crisis further unwinds, there are longer-term measures in place that may help move eventual recovery forward. For example, the U.S. stimulus package already in place, combined with the Obama administration's economic recovery program, may set the stage for an eventual recovery in the U.S. economy. In addition, along with the U.S., governments in Europe and Asia are taking concerted action to bolster their economies. Patience will be required, however, as this recession seems destined to be deep and long.

January 2009

1. Performance is represented by the Russell Midcap Index for mid-cap stocks, Russell 1000 Index for large-cap stocks, and Russell 2000 Index for small-cap stocks.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$788.10	$3.37
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.37	$3.81

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366. The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit Lifestyle ETF Market Strategy Aggressive Portfolio:

We have audited the accompanying Statement of Assets and Liabilities of the Summit Lifestyle ETF Market Strategy Aggressive Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., including the Schedule of Investments, as of December 31, 2008, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Lifestyle ETF Market Strategy Aggressive Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Lifestyle ETF Market Strategy Aggressive Portfolio
Schedule of Investments
December 31, 2008
Exchange Traded Funds - 100.2%	Shares	Value
iShares Barclays Aggregate Bond Fund	2,682	$278,606
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	88	8,733
iShares iBoxx $ High Yield Corporate Bond Fund	385	29,291
iShares MSCI EAFE Index Fund	2,741	122,989
iShares Russell 2000 Index Fund	843	41,535
iShares S&P 500 Growth Index Fund	6,987	313,926
iShares S&P 500 Value Index Fund	7,692	347,524
Midcap SPDR Trust Series 1	426	41,390
Vanguard Emerging Markets	590	13,983
Vanguard REIT	437	15,929

Total Exchange Traded Funds (Cost $1,485,116)		1,213,906

TOTAL INVESTMENTS (Cost $1,485,116) - 100.2%		1,213,906
Other assets and liabilities, net - (0.2%)		(2,347)
Net Assets - 100%		$1,211,559

See notes to financial statements.

Lifestyle ETF Market Strategy Aggressive Portfolio
Statement of Assets and Liabilities
December 31, 2008
Assets
Investments in securities, at value (Cost $1,485,116) - see accompanying schedule	$1,213,906
Cash	23,418
Receivable for securities sold	45,507
Receivable for shares sold	540
Receivable from Summit Investment Partners, Inc.	6,986
Receivable from Calvert Asset Management Company, Inc.	2,050
Interest and dividends receivable	1,485
Total assets	1,293,892

Liabilities
Payable for securities purchased	57,145
Payable for shares redeemed	106
Payable to Calvert Administrative Services Company, Inc.	55
Payable to Calvert Shareholder Services, Inc.	5
Accrued expenses and other liabilities	25,022
Total liabilities	82,333
Net Assets	$1,211,559

Net Assets Consist of:
Paid-in capital applicable to 33,346 shares of common stock outstanding; $0.10 par value, 20,000,000 shares authorized	$1,589,573
Undistributed net investment income	531
Accumulated net realized gain (loss) on investments	(107,335)
Net unrealized appreciation (depreciation) on investments	(271,210)

Net Assets	$1,211,559

Net Asset Value per Share	$36.33

See notes to financial statements.

Lifestyle ETF Market Strategy Aggressive Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income	$33,466
Interest income	797
Total investment income	34,263

Expenses:
Investment advisory fee	5,800
Transfer agency fees and expenses	15,794
Accounting fees	14,229
Directors' fees and expenses	201
Administrative fees	1,054
Custodian fees	361
Reports to shareholders	224
Professional fees	18,424
Miscellaneous	2,441
Total expenses	58,528
Reimbursement from Advisor	(50,619)
Net expenses	7,909

Net Investment Income	26,354

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(107,257)
Change in unrealized appreciation (depreciation)	(264,832)

Net Realized and Unrealized Gain
(Loss) on Investments	(372,089)

Increase (Decrease) in Net Assets
Resulting From Operations	($345,735)

See notes to financial statements.

Lifestyle ETF Market Strategy Aggressive Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$26,354	$16,425
Net realized gain (loss)	(107,257)	34
Change in unrealized appreciation or (depreciation)	(264,832)	(5,759)

Increase (Decrease) in Net Assets
Resulting From Operations	(345,735)	10,700

Distributions to shareholders from:
Net investment income	(42,235)	--
Net realized gain	(125)	--
Total distributions	(42,360)	--

Capital share transactions:
Shares sold	640,683	2,332,014
Reinvestment of distributions	42,360	--
Shares redeemed	(61,545)	(1,513,931)
Total capital share transactions	621,498	818,083

Total Increase (Decrease) in Net Assets	233,403	828,783

Net Assets
Beginning of year	978,156	149,373
End of year (including undistributed net investment income of $531 and $16,422, respectively)	$1,211,559	$978,156

Capital Share Activity
Shares sold	14,956	44,010
Reinvestment of distributions	1,201	--
Shares redeemed	(1,520)	(28, 301)
Total capital share activity	14,637	15,709

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Summit Lifestyle ETF Market Strategy Aggressive Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in various exchange traded funds (the "Underlying Funds"), representing different market exposure.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$1,213,906
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$1,213,906

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.55% of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of 0.55% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $1,343,009 and $705,470, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $1,543,824. Net unrealized depreciation aggregated $329,918, of which $9,108 related to appreciated securities and $339,026 related to depreciated securities.

Net realized capital loss carryforwards of $48,627 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$42,360	$ --
Total	$42,360	$ --

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$531
Capital loss carryforward	(48,627)
Unrealized appreciation (depreciation)	(329,918)
Total	($378,014)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to prior year return of capital distributions.

Undistributed net investment income	($10)
Accumulated net realized gain (loss)	10

NOTE D -- OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Lifestyle ETF Market Strategy Aggressive Portfolio	2008	2007 (z)	2006^
Net asset value, beginning	$52.28	$49.79	$50.00
Income from investment operations
Net investment income (loss)	.78	1.23	--
Net realized and unrealized gain (loss)	(15.08)	1.26	(.21)
Total from investment operations	(14.30)	2.49	(.21)
Distributions from
Net investment income	(1.64)	--	--
Net realized gain	(.01)	--	--
Total distributions	(1.65)	--	--
Total increase (decrease) in net asset value	(15.95)	2.49	(.21)
Net asset value, ending	$36.33	$52.28	$49.79

Total return*	(27.72%)	5.00%	(.42%)
Ratios to average net assets: A,B
Net investment income (loss)	2.50%	2.35%	(.72%) (a)
Total expenses	5.55%	7.14%	220.77% (a)
Expenses before offsets	.75%	.75%	.75% (a)
Net expenses	.75%	.75%	.75% (a)
Portfolio turnover	69%	27%	0%
Net assets, ending (in thousands)	$1,212	$978	$149

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B       Amounts do not include the activity of the underlying funds.

(a)       Annualized.

(z)       Per share figures calculated using the Average Shares Method.

*      Total return is not annualized for periods less than one year.

^      From December 28, 2006, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had outperformed the S&P 500 Index and its blended benchmark. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit Lifestyle ETF Market Strategy Aggressive Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
27,477.336	1,613.134	0

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
27,477.336	1,613.134	0
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	27,477.336	1,613.134
Alice Gresham	27,477.336	1,613.134
Barbara J. Krumsiek	27,477.336	1,613.134
M. Charito Kruvant	27,477.336	1,613.134
William Lester	27,477.336	1,613.134
Cynthia Milligan	27,477.336	1,613.134
Arthur J. Pugh	27,477.336	1,613.134

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
27,477.336	1,613.134	0

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
27,477.336	1,613.134	0


Summit Natural Resources Portfolio

Annual Report

December 31, 2008

Summit Mutual Funds

Calvert
Investments That Make A Difference

A UNIFI Company

Summit Natural Resources Portfolio

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
21	Director and Officer Information Table

Summit Natural Resources Portfolio

Managed by Summit Investment Partners, Inc.

Performance

For the year ended December 31, 2008, the Summit Natural Resources Portfolio returned -40.03% compared to a return of -37.00% for the benchmark Standard & Poor's 500 Index. The difference in return was primarily due to the Portfolio's concentration in the energy sector compared to the S&P 500 Index's more diversified allocation of holdings across sectors.

Summit Natural Resources Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(40.03%)
Since inception (12.28.06)	(14.47%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Investment Climate

Investor sentiment was positive toward both commodities and natural resources during the first half of 2008, as crude oil prices reached nearly $150 per barrel on strong global demand. However, as the year progressed it became evident that a worldwide recession was unfolding, and prices for most commodities and natural resources tumbled. The collapse in crude oil prices was most noticeable to the consumer, as the price of crude oil dropped to under $40 per barrel. Weakening global demand in virtually every market became the theme that drove most commodity and natural resource prices lower by the end of 2008. The Portfolio invests in a basket of exchange-traded funds (ETFs) and notes (ETNs) that track various commodity, natural resources, raw materials, real estate, and utility indexes.

Portfolio Strategy

The Portfolio's positions in the iPath Dow Jones AIG Commodity Index Fund ETN and the Powershares DB Commodity Index Fund provided some of the best returns to the Portfolio during the year. In addition, exposure to the Powershares Water Resources ETF provided a positive relative return versus other ETFs in the Portfolio. Each of these ETFs provided a return in the -31% to -38% range. The most negative returns came from the Claymore Clear Global Timber ETF, the iShare S&P Materials ETF and the Vanguard Materials ETF. Each of these ETFs, provided a return in the -46% to -49% range.

The Portfolio reduced its exposure to U.S. and global utilities during the year and maintained a substantial weighting in commodity index ETFs and natural resource ETFs. The commodity and natural resource ETFs have a reasonable amount of energy-related exposure, which was more positive during the first half of 2008 than it was during the last half of 2008.

Sector Allocations	% of Total Investments
Material Stocks	26.0%
Energy Stocks	24.3%
Water Stocks	1.1%
Forestry Stocks	1.1%
Energy Commodities	18.0%
Grain Commodities	11.9%
Industrial Metals Commodities	5.9%
Precious Metals Commodities	6.6%
Soft Commodities	2.6%
Livestock Commodities	2.5%

Total	100%

Outlook

The worldwide recession depressed commodity and natural resource prices in 2008 and we expect that trend to continue during the first half of 2009. However, the massive amount of fiscal and monetary stimulus that is being injected into the system will impact the price of commodities and natural resources at some point in the future. When the world economies stabilize and begin to expand again, we believe prices will increase quickly.

January 2009

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$505.20	$2.84
Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.37	$3.81

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366. The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Summit Mutual Funds, Inc. and Shareholders of Summit Natural Resources Portfolio:

We have audited the accompanying Statement of Assets and Liabilities of the Summit Natural Resources Portfolio (the Portfolio), a series of Summit Mutual Funds, Inc., including the Schedule of Investments, as of December 31, 2008, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Portfolio for the periods presented through December 31, 2007 were audited by other auditors whose report thereon dated February 22, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Natural Resources Portfolio as of December 31, 2008, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Natural Resources Portfolio
Schedule of Investments
December 31, 2008

Investment Companies - 96.6%	Shares	Value
Claymore/Clear Global Timber Index ETF	6,499	$77,923
iPath Dow Jones-AIG Commodity Index Total Return ETN*	49,425	1,742,726
iShares S&P Global Materials Index ETF	11,447	447,921
iShares S&P North American Natural Resources Sector Index ETF	71,039	1,798,707
PowerShares DB Commodity Index Tracking Fund	83,164	1,762,245
PowerShares Water Resources Portfolio ETF	5,693	81,922
Vanguard Materials ETF	33,092	1,502,377

Total Investment Companies (Cost $11,959,456)		7,413,821

TOTAL INVESTMENTS (Cost $11,959,456) - 96.6%		7,413,821
Other assets and liabilities, net - 3.4%		260,185
Net Assets - 100%		$7,674,006

Abbreviations:
ETF: Exchange-traded fund.
ETN: Exchange-traded note.

* Non-income producing security.

See notes to financial statements.

Natural Resources Portfolio
Statement of Assets and Liabilities
December 31, 2008
Assets
Investments in securities, at value (Cost $11,959,456) - see accompanying schedule	$7,413,821
Cash	391,302
Receivable for shares sold	133,680
Receivable from Calvert Asset Management Company, Inc.	496
Receivable from Summit Investment Partners, Inc.	5,939
Interest and dividends receivable	20
Other assets	785
Total assets	7,946,043

Liabilities
Payable for securities purchased	240,077
Payable for shares redeemed	5,062
Payable to Calvert Administrative Services Company, Inc.	338
Payable to Calvert Shareholder Services, Inc.	6
Accrued expenses and other liabilities	26,554
Total liabilities	272,037
Net Assets	$7,674,006

Net Assets Consist of:
Paid-in capital applicable to 210,714 shares of common stock outstanding; $0.10 par value, 20,000,000 shares authorized	$14,438,922
Undistributed net investment income	16,370
Accumulated net realized gain (loss) on investments	(2,235,651)
Net unrealized appreciation (depreciation) on investments	(4,545,635)

Net Assets	$7,674,006

Net Asset Value per Share	$36.42

See notes to financial statements.

Natural Resources Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income	$88,209
Interest income	5,338
Total investment income	93,547

Expenses:
Investment advisory fee	44,574
Transfer agency fees and expenses	16,545
Accounting fees	15,482
Directors' fees and expenses	1,583
Administrative fees	8,104
Custodian fees	2,330
Reports to shareholders	1,618
Professional fees	18,554
Miscellaneous	2,708
Total expenses	111,498
Reimbursement from Advisor	(50,715)
Net expenses	60,783

Net Investment Income	32,764

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(2,232,758)
Change in unrealized appreciation (depreciation)	(4,718,312)

Net Realized and Unrealized Gain
(Loss) on Investments	(6,951,070)

Increase (Decrease) in Net Assets
Resulting From Operations	($6,918,306)

See notes to financial statements.

Natural Resources Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$32,764	$1,976
Net realized gain (loss)	(2,232,758)	(2,894)
Change in unrealized appreciation or (depreciation)	(4,718,312)	172,737

Increase (Decrease) in Net Assets
Resulting From Operations	(6,918,306)	171,819

Distributions to shareholders from:
Net investment income	(18,369)	--

Capital share transactions:
Shares sold	21,854,364	1,539,880
Reinvestment of distributions	18,369	--
Shares redeemed	(8,516,773)	(706,902)
Total capital share transactions	13,355,960	832,978

Total Increase (Decrease) in Net Assets	6,419,285	1,004,797

Net Assets
Beginning of year	1,254,721	249,924
End of year (including undistributed net investment income of $16,370 and $1,976, respectively)	$7,674,006	$1,254,721

Capital Share Activity
Shares sold	342,208	28,057
Reinvestment of distributions	516	--
Shares redeemed	(152,612)	(12,455)
Total capital share activity	190,112	15,602

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Summit Natural Resources Portfolio (the "Portfolio"), a series of Summit Mutual Funds, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of thirteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds and exchange traded notes (the "Underlying Funds") representing different natural resources exposures.

On December 12, 2008, Calvert Asset Management Company, Inc. ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit"), an affiliated entity, whereby CAMCO acquired Summit's mutual fund business and became investment advisor for the portfolios of Summit Mutual Funds, Inc.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$7,413,821
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$7,413,821

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.55%, of the Portfolio's average daily net assets. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of 0.55% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is 0.75%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% based on the Portfolio's average daily net assets. Prior to December 12, 2008, Summit provided administrative services for the Portfolio and received an annual fee, payable monthly, of .10% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $6 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $20,957,682 and $7,872,365, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $13,030,477. Net unrealized depreciation aggregated $5,616,656, all related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $394 and $1,164,237 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2015 and December 2016, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$18,369	$ --
Total	$18,369	--

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$16,370
Capital loss carryforward	(1,164,631)
Unrealized appreciation (depreciation)	(5,616,656)
Total	($6,764,917)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Note D -- OTHER (Unaudited)

Change in Independent Accountant

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc. ("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to Summit Mutual Funds, Inc. ("Fund"). KPMG LLP was selected as the Fund's independent accountant and principal accountant to audit the Fund's financial statements. The Fund's selection of KPMG as its independent accountant was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Deloitte for the years ended December 31, 2007 and prior for the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years. There were no reportable events as described in paragraph (a)(1)(v) of Item 304(a) of SEC Regulation S-K.

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Natural Resources Portfolio	2008	2007	2006^
Net asset value, beginning	$60.90	$49.98	$50.00
Income from investment operations
Net investment income (loss)	.10	.10	--
Net realized and unrealized gain (loss)	(24.46)	10.82	(.02)
Total from investment operations	(24.36)	10.92	(.02)
Distributions from
Net investment income	(.12)	--	--
Total distributions	(.12)	--	--
Total increase (decrease) in net asset value	(24.48)	10.92	(.02)
Net asset value, ending	$36.42	$60.90	$49.98

Total return*	(40.03%)	21.85%	(.04%)
Ratios to average net assets: A,B
Net investment income (loss)	.40%	.23%	(.75%) (a)
Total expenses	1.38%	6.33%	133.46% (a)
Expenses before offsets	.75%	.75%	.75% (a)
Net expenses	.75%	.75%	.75% (a)
Portfolio turnover	101%	28%	0%
Net assets, ending (in thousands)	$7,674	$1,255	$250

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

B      Amounts do not include the activity of the underlying funds.

(a)      Annualized.

*     Total return is not annualized for periods less than one year.

^     From December 28, 2006, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Advisory Agreement between the Portfolio and Calvert Asset Management Company, Inc. (the "Advisor") and the Investment Subadvisory Agreement between the Advisor and Summit Investment Partners, Inc. ("Summit" or the "Subadvisor") with respect to the Portfolio.

At the December 4, 2008 meeting, and in connection with the Advisor's impending purchase of the mutual fund business of Summit, the Board, effective as of December 12, 2008, terminated the Portfolio's current investment advisory agreement with Summit and approved the selection of the Advisor and Summit as investment advisor and subadvisor, respectively, to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Portfolio by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's proposed advisory fee; performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of other funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board considered the Advisor's discussion of the Portfolio's performance under Summit's management. The Board noted that year to date through December 2, 2008, the Portfolio had underperformed the S&P 500 Index. The Board took into account that the portfolio management team currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Subadvisor became investment advisor and subadvisor, respectively. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board considered the Advisor's discussion of the Portfolio's fees and expenses. The Board noted that the Portfolio would pay the same advisory fee to the Advisor as it currently paid to Summit. The Board took into account that the Advisor had agreed to limit the Portfolio's net annual operating expenses through December 12, 2010 to the level in effect for the Portfolio on November 30, 2008. The Board also considered the impact of the size of the Portfolio on its expenses. The Board noted that the Advisor would pay the Subadvisor's subadvisory fee with respect to the Portfolio. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the quality of services to be provided to the Portfolio by the Advisor and the other factors considered.

The Board reviewed the Advisor's anticipated level of profitability from its relationship with the Portfolio. In reviewing the anticipated profitability of the advisory fee to the Advisor, the Board also considered the fact that affiliates would provide shareholder servicing and administrative services to the Portfolio for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Portfolio. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to reimburse expenses of the Portfolio above a certain level and also would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and expenses. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionately more than certain other expenses. The Board took into account that the Portfolio might achieve operational efficiencies by joining the Calvert Group of Funds. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In approving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors considered information provided by the Subadvisor in connection with the Calvert Group of Funds' annual contract review in December 2008 relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered the Portfolio's performance under Summit's management. The Board took into account that the portfolio management team that was currently managing the Portfolio would continue to manage the Portfolio after the Advisor and Summit became investment advisor and subadvisor, respectively. The Board also took into account the expertise and resources the Advisor would devote to monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the proposed subadvisory fee under the Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor would receive under the Investment Advisory Agreement. Based upon its review, the Board determined that the proposed subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee, the cost of services to be provided by the Subadvisor and the anticipated level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In approving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) performance of the Portfolio is satisfactory in relation to relevant indices; and (f) the Portfolio's proposed advisory and subadvisory fees are reasonable in relation to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders and that the Subadvisor's service as subadvisor to the Portfolio did not involve a conflict of interest from which the Advisor or Subadvisor would derive an inappropriate advantage.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Shareholder Meeting Results

A special shareholder meeting was held on December 5, 2008, by the Summit Natural Resources Portfolio of Summit Mutual Funds, Inc. for the purpose of considering and voting on the issues below. The voting results were as follows:

  To approve an Investment Advisory Agreement with Calvert Asset Management Company, Inc.

For	Against	Abstain
190,218.894	5,930.443	9,384.770

  To approve an Investment Subadvisory Agreement with Summit Investment Partners, Inc.

For	Against	Abstain
187,441.163	9,405.265	8,687.679
  To elect the Board of Directors of Summit Mutual Funds, Inc.
Name of Director	For	Withhold
Frank H. Blatz, Jr.	184,991.741	20,542.366
Alice Gresham	185,130.932	20,403.175
Barbara J. Krumsiek	185,130.932	20,403.175
M. Charito Kruvant	184,991.741	20,542.366
William Lester	185,130.932	20,403.175
Cynthia Milligan	184,991.741	20,542.366
Arthur J. Pugh	185,130.932	20,403.175

  To ratify the selection of auditors, KPMG, LLP for the Summit Mutual Funds, Inc.

For	Against	Abstain
193,568.674	10,004.139	1,961.294

5. To authorize the Board of Directors of the Summit Mutual Funds, Inc. and Calvert Asset Management Company, Inc. to enter into and materially amend agreements with investment subadvisors on behalf of the Funds without obtaining shareholder approval.
For	Against	Abstain
187,349.299	17,248.102	936.706


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/07
	$	%*	$	% *

(a) Audit Fees	$211,750	0%	$236,474	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$38,967	0%	$0	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$250,717	0%	$236,474	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

On December 12, 2008, Calvert Asset Management Company, Inc ("CAMCO") consummated a transaction with Summit Investment Partners, Inc.("Summit") whereby CAMCO acquired Summit's mutual fund business. In connection with this transaction, Deloitte & Touche LLP ("Deloitte") resigned in the normal course of business as independent accountant to the registrant. KPMG LLP was selected as the registrant's independent accountant and principal accountant to audit the registrant's financial statements. Prior to December 2008, the registrant followed a different pre-approval policy for non-audit services, as disclosed in registrant's last report in response to this Item.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/07
$	%*	$	% *

$25,500	0%*	$249,281	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting. In connection with the December 2008 transaction referenced in Item 4(e) above, the registrant adopted Calvert's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT MUTUAL FUNDS, INC.

By: ___/s/ Barbara J. Krumsiek_
                 Barbara J. Krumsiek
                 Chairman -- Principal Executive Officer

Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek___________
Barbara J. Krumsiek
Chairman -- Principal Executive Officer
Date: February 26, 2009

/s/ Ronald M. Wolfsheimer_________
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: February 26, 2009